PACE® Select Advisors Trust

Prospectus | November 28, 2025

•  PACE® Mortgage-Backed Securities Fixed Income Investments
Class: A: PFXAX

•  PACE® Intermediate Fixed Income Investments
Class: A: PIFAX

•  PACE® Strategic Fixed Income Investments
Class: A: PBNAX

•  PACE® Municipal Fixed Income Investments
Class: A: PMUAX

•  PACE® Global Fixed Income Investments
Class: A: PWFAX

•  PACE® High Yield Investments
Class: A: PHIAX

•  PACE® Large Co Value Equity Investments
Class: A: PCPAX

•  PACE® Large Co Growth Equity Investments
Class: A: PLAAX

•  PACE® Small/Medium Co Value Equity Investments
Class: A: PEVAX

•  PACE® Small/Medium Co Growth Equity Investments
Class: A: PQUAX

•  PACE® International Equity Investments
Class: A: PWGAX

•  PACE® International Emerging Markets Equity Investments
Class: A: PWEAX

•  PACE® Global Real Estate Securities Investments
Class: A: PREAX

•  PACE® Alternative Strategies Investments
Class: A: PASIX

This prospectus offers Class A shares of the funds listed above, each of which is a series of PACE Select Advisors Trust.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The funds

What every investor should know about the funds

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The funds are not complete or balanced investment programs.

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PACE Mortgage-Backed Securities Fixed Income Investments Fund summary

Investment objective

Current income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A
Management fees		0.45%
Distribution and/or service (12b-1) fees		0.25
Other expenses[2]		1.49
Miscellaneous expenses (includes administration fee of 0.10%)	0.49
Interest expense	1.00
Total annual fund operating expenses		2.19
Management fee waiver/expense reimbursements[3]		0.22
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]		1.97

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.97% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in

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other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$567	$1,014	$1,486	$2,788

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 945% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, including mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls). The mortgage-backed securities in which the fund may invest include those issued or guaranteed by US government agencies or instrumentalities or private entities.

The fund also may invest in other types of investment grade fixed income instruments (or unrated bonds of equivalent quality).

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the Bloomberg US Mortgage-Backed Securities Index, the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, which as of July 31, 2025 was approximately 6.01 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those

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subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying or selling specific bonds based on an analysis of their values relative to other similar bonds.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall and the fund's yield will tend to lag behind prevailing rates. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are. Securities issued or guaranteed by the US Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the fund (e.g., Congressional debt ceiling impasses).

Prepayment or call risk: Prepayment or call risk refers to the risk that issuers of debt securities will prepay obligations more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

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Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner or not perform as intended, causing the fund to realize losses.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover (300% or more). A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Floating or variable rate securities risk: Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk. Additionally, these securities may decline in value if their coupon/interest rates do not reset as high, or as quickly, as comparable market inter-

est rates, and generally carry lower yields than fixed rate securities of the same maturity.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested. Even small changes in the value of underlying instruments can have a disproportionately large impact on the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

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Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Bloomberg US Aggregate Bond Index, which represents a broad measure of market performance, as well as an additional index over time. The table also includes the average annual returns of the Bloomberg US Mortgage-Backed Securities Index, which is generally representative of the market sectors or types of investments in which the fund invests. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of the fund's assets in June 1995. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Mortgage-Backed Securities Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 6.65%
Best quarter during calendar years shown—4Q 2023: 7.35%
Worst quarter during calendar years shown—1Q 2022: (5.88)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (1/31/01) Return before taxes	(3.05)%	(1.70)%	0.28%
Return after taxes on distributions	(5.01)	(3.18)	(1.04)
Return after taxes on distributions and sale of fund shares	(1.81)	(1.87)	(0.33)
Bloomberg US Aggregate Bond Index (Index reflects no deduction for fees, expenses or taxes.)	1.25	(0.33)	1.35
Bloomberg US Mortgage-Backed Securities Index (Index reflects no deduction for fees, expenses or taxes.)	1.20	(0.74)	0.91

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Eileen Wong, Director and Portfolio Manager, has been a portfolio manager of the fund since 2023.

•  PIMCO—Daniel Hyman, Managing Director and Lead Portfolio Manager, and Michael Cudzil, Managing Director and Portfolio Manager, have been portfolio managers of the fund since 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

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Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Intermediate Fixed Income Investments
Fund summary

Investment objective

Current income, consistent with reasonable stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.45%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[2]	0.41
Total annual fund operating expenses	1.11
Management fee waiver/expense reimbursements[3]	0.25
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	0.86

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.86% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$459	$691	$940	$1,654

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may

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result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 34% of the average value of its portfolio.*

*  Portfolio turnover with respect to to-be-announced securities for the fund are not reflected in the fund's financial statements, and therefore the portfolio turnover listed above differs from that presented in the fund's financial highlights.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, which may be represented by derivatives or investments in securities of other investment companies that invest primarily in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities), municipal fixed income investments (including tax-exempt municipal securities), corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds) and bank loans. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 20% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund may also invest in equity securities, such as preferred shares and securities convertible into stocks.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg US Aggregate Bond Index, the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, which as of July 31, 2025 was approximately 6.03 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence

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meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that seeks to invest in a diversified portfolio of fixed income instruments that are performing, durable, and available at an attractive valuation, including floating or variable rate debt instruments.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall and the fund's yield will tend to lag behind prevailing rates. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities and are considered to be speculative. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including subordination to other creditors and default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, and more likely to be subject to an issuer's downgrade than higher rated fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value than higher rated fixed income securities of a similar maturity.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

Prepayment or call risk: Prepayment or call risk refers to the risk that issuers of debt securities will prepay obligations more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

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US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are. Securities issued or guaranteed by the US Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the fund (e.g., Congressional debt ceiling impasses).

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Investment company risk: Investments in open- or closed-end investment companies, including exchange-traded funds ("ETFs"), involve certain risks. The fund's investment performance is affected by the investment performance of the underlying funds in which the fund may invest. Through its investment in the underlying funds, the fund is subject to the risks of the underlying funds' investments and their expenses. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads. In addition, ETFs or closed-end investment companies may trade at a premium or a discount to their net asset value.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover (300% or more). A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Floating or variable rate securities risk: Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk. Additionally, these securities may decline in value if their coupon/interest rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed rate securities of the same maturity.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, the fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

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Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The value of these securities may decline due to general market conditions, not specific to a particular company or industry. Preferred stocks in which the fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested. Even small changes in the value of underlying instruments can have a disproportionately large impact on the fund.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, operational, legal, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Regulation relating to a mutual fund's use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended, could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

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Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Bloomberg US Aggregate Bond Index, which represents a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that another subadvisor was responsible for managing the fund's assets during previous periods. Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH"), assumed day-to-day management of the fund's assets on August 12, 2022. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Intermediate Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 6.21%
Best quarter during calendar years shown—4Q 2023: 7.31%
Worst quarter during calendar years shown—1Q 2022: (6.09)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (1/31/01) Return before taxes	(0.26)%	(0.43)%	1.01%
Return after taxes on distributions	(2.54)	(1.98)	(0.20)
Return after taxes on distributions and sale of fund shares	(0.17)	(0.92)	0.28
Bloomberg US Aggregate Bond Index (Index reflects no deduction for fees, expenses or taxes.)	1.25	(0.33)	1.35

Investment manager and advisor(s)

UBS AM serves as the fund's manager. BBH serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Eileen Wong, Director and Portfolio Manager, has been a portfolio manager of the fund since 2023.

•  BBH—Andrew Hofer, Principal, Neil Hohmann, Partner, and Paul Kunz, Principal, have been portfolio managers of the fund since 2022.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

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Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Strategic Fixed Income Investments
Fund summary

Investment objective

Total return consisting of income and capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A
Management fees		0.43%
Distribution and/or service (12b-1) fees		0.25
Other expenses		0.47
Miscellaneous expenses (includes administration fee of 0.10%)[2]	0.33
Interest expense	0.14
Total annual fund operating expenses		1.15
Management fee waiver/expense reimbursements[3]		0.11
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]		1.04

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.90% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$477	$716	$974	$1,711

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 219% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the Bloomberg US Government/Credit Index, the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, which as of July 31, 2025 was approximately 6.10 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities, which may be represented by derivatives or investments in securities of other investment companies that invest primarily in fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, repurchase agreements, municipals, structured notes, bank loans, and money market instruments (including commercial paper and certificates of deposit). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way. The fund may also invest in equity securities, such as preferred shares and securities convertible into stocks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate, total return and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

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UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

•  An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

•  A strategy that seeks to invest in a diversified portfolio of fixed income instruments that are performing, durable, and available at an attractive valuation, including floating or variable rate debt instruments.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall and the fund's yield will tend to lag behind prevailing rates. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities and are considered to be speculative. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including subordination to other creditors and default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, and more likely to be subject to an issuer's downgrade than higher rated fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value than higher rated fixed income securities of a similar maturity.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may

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decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

Prepayment or call risk: Prepayment or call risk refers to the risk that issuers of debt securities will prepay obligations more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are. Securities issued or guaranteed by the US Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the fund (e.g., Congressional debt ceiling impasses).

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Sovereign debt risk: Investment in sovereign debt involves special risks, including the risk that the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations and the risk that the counterparty does not meet its obligations under the agreement. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The fund's investment performance is affected by the investment performance of the underlying funds in which the fund may invest. Through its investment in the underlying funds, the fund is subject

20

to the risks of the underlying funds' investments and their expenses. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads. In addition, ETFs or closed-end investment companies may trade at a premium or a discount to their net asset value.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, the fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The value of these securities may decline due to general market conditions, not specific to a particular company or industry. Preferred stocks in which the fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover (300% or more). A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Floating or variable rate securities risk: Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk. Additionally, these securities may decline in value if their coupon/interest rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed rate securities of the same maturity.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested. Even small changes in the value of underlying instruments can have a disproportionately large impact on the fund.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the

21

derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, operational, legal, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Regulation relating to a mutual fund's use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended, could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions.

For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Bloomberg US Aggregate Bond Index, which represents a broad measure of market performance, as well as an additional index over time. The table also includes the average annual returns of the Bloomberg US Government/Credit Index, which is generally representative of the market sectors or types of investments in which the fund invests. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of a separate portion of the fund's assets on August 24, 1995. Neuberger Berman Investment Advisers LLC ("NBIA") assumed day-to-day management of a separate portion of the fund's assets on January 21, 2015. Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH"), assumed day-to-day management of a separate portion of the fund's assets on August 12, 2022. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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PACE Strategic Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 6.47%
Best quarter during calendar years shown—4Q 2023: 7.19%
Worst quarter during calendar years shown—1Q 2022: (6.31)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00) Return before taxes	(0.41)%	(0.08)%	1.65%
Return after taxes on distributions	(2.41)	(1.80)	0.09
Return after taxes on distributions and sale of fund shares	(0.26)	(0.75)	0.61
Bloomberg US Aggregate Bond Index (Index reflects no deduction for fees, expenses or taxes.)	1.25	(0.33)	1.35
Bloomberg US Government/Credit Index (Index reflects no deduction for fees, expenses or taxes.)	1.18	(0.21)	1.50

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO, NBIA and BBH currently serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Eileen Wong, Director and Portfolio Manager, has been a portfolio manager of the fund since 2023.

•  PIMCO—Mohit Mittal, Managing Director of PIMCO, has been a portfolio manager of the fund since 2021. Michael Cudzil, Managing Director of PIMCO, and Marc Seidner, Managing Director of PIMCO, have been portfolio managers of the fund since 2022.

•  NBIA—Thanos Bardas and David M. Brown, each a Managing Director of NBIA, have been portfolio managers of the fund since 2015. Ashok Bhatia, Managing Director, has been a portfolio manager of the fund since 2017. Adam Grotzinger, Managing Director, has been a portfolio manager of the fund since 2019. Robert Dishner, Managing Director, and Thomas Sobanski, Senior Vice President, have been portfolio managers of the fund since December 2024.

•  BBH—Andrew Hofer, Principal, Neil Hohmann, Partner, and Paul Kunz, Principal, have been portfolio managers of the fund since 2022.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Municipal Fixed Income Investments
Fund summary

Investment objective

High current income exempt from federal income tax.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	2.25%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.40%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[2]	0.34
Total annual fund operating expenses	0.99
Management fee waiver/expense reimbursements[3]	0.17
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	0.82

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.82% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$307	$517	$744	$1,396

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may

24

result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT, and invests in these bonds when its investment advisor believes that they offer attractive yields relative to similar municipal bonds that are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. Municipal bonds that are downgraded to a below investment grade rating (or equivalent quality) after the initial purchase of such bonds may continue to be held in the fund's portfolio.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing in undervalued sectors, geographical regions or individual securities.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank

25

and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall and the fund's yield will tend to lag behind prevailing rates. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

Prepayment or call risk: Prepayment or call risk refers to the risk that issuers of debt securities will prepay obligations more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of

26

investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Bloomberg Municipal Bond Index, which represents broad measure of market performance, as well as an additional index over time. The table also includes the average annual returns of the Bloomberg US Municipal 3-15 Year Blend Index, which is generally representative of the market sectors or types of investments in which the fund invests. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. A predecessor entity of Insight North America LLC ("Insight") assumed day-to-day management of the fund's assets in June 2000. Insight assumed day-to-day management of the fund's assets on September 1, 2021. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Municipal Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 2.84%
Best quarter during calendar years shown—4Q 2023: 6.26%
Worst quarter during calendar years shown—1Q 2022: (5.79)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (1/23/01) Return before taxes	(1.64)%	0.07%	1.41%
Return after taxes on distributions	(1.65)	(0.47)	1.08
Return after taxes on distributions and sale of fund shares	(0.06)	0.02	1.34
Bloomberg Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes.)	1.05	0.99	2.25
Bloomberg US Municipal 3-15 Year Blend Index (Index reflects no deduction for fees, expenses or taxes.)	0.72	1.05	2.12

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Insight serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Eileen Wong, Director and Portfolio Manager, has been a portfolio manager of the fund since 2023.

•  Insight—Daniel Marques, CFA and Senior Portfolio Manager, and Daniel Rabasco, CFA and Head of Municipal Bonds, have been portfolio managers of the fund since 2017.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

27

Tax information

The dividends you receive from the fund generally are not subject to federal income tax. If the fund distributes any capital gains, those gains are generally subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes. Please consult with your tax advisor regarding your personal circumstances.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

28

PACE Global Fixed Income Investments
Fund summary

Investment objective

High total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.50%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[2]	0.55
Total annual fund operating expenses	1.30
Management fee waiver/expense reimbursements[3]	0.27
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	1.03

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expense through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.03% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$476	$746	$1,036	$1,861

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

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Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 136% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, which may be represented by derivatives or by investments in securities of other investment companies that invest primarily in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds"). The fund normally invests in a minimum of four countries, including the United States.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the Bloomberg Global Aggregate Index, which as of July 31, 2025 was approximately 6.47 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures (specifically, interest rate futures), swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may

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adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall and the fund's yield will tend to lag behind prevailing rates. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and foreign governments may take actions to impact custody arrangements that pose risks to the assets of US persons. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are. Securities issued or guaranteed by the US Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the fund (e.g., Congressional debt ceiling impasses).

Sovereign debt risk: Investment in sovereign debt involves special risks, including the risk that the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

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High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities and are considered to be speculative. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including subordination to other creditors and default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, and more likely to be subject to an issuer's downgrade than higher rated fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value than higher rated fixed income securities of a similar maturity.

China Risk: There are special risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks; inefficiencies resulting from erratic growth; the unavailability of consistently reliable financial data; asset price volatility; limited accessibility; currency devaluation; absence of operating history for companies; and lack of accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the United States as economic and strategic competition between the United States and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies. The Chinese government exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People's Armed Forces Department personnel in Chinese companies. In addition, the

Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. For investments using a variable interest entity ("VIE") structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based entity (and/or related persons). Investments through a VIE structure are subject to the risk that a counterparty will breach its contracts with the listed company that holds such contractual rights; that any breach of such contracts will likely be subject to Chinese law and jurisdiction; and that Chinese law may be interpreted or change in a way that affects the enforceability of such arrangements, or contracts between the China-based entity (and/or related persons) and the listed company may otherwise not be enforceable under Chinese law. As a result, the market value of the fund's associated holdings would likely be significantly negatively impacted, which may result in significant losses with little or no recourse available. Further, investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based entity and the stockholders of the listed company, which may adversely impact the value of the investments of the listed company. Additionally, the Chinese economy is highly dependent on the property sector and exportation of products and services, and could experience a significant slowdown or otherwise be adversely impacted due to a slowdown in the housing construction and development markets, a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, the institution of tariffs or other trade barriers, trade or political disputes with China's major trading partners, natural disasters, or public health threats. Additionally, emerging market countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The fund's investment performance is affected by the investment performance of the underlying funds in which the fund may invest. Through its investment in the underlying funds, the fund is subject to the risks of the underlying funds' investments and their expenses. The shares of other investment companies are subject to the management fees and other

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expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads. In addition, ETFs or closed-end investment companies may trade at a premium or a discount to their net asset value.

Prepayment or call risk: Prepayment or call risk refers to the risk that issuers of debt securities will prepay obligations more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover (300% or more). A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Floating or variable rate securities risk: Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk. Additionally, these securities may decline in value if their coupon/interest rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed rate securities of the same maturity.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested. Even small changes in the value of underlying instruments can have a disproportionately large impact on the fund.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, operational, legal, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Regulation relating to a mutual fund's use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended, could potentially limit or impact the

33

fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Bloomberg Global Aggregate Index, which represents a broad measure of market performance, as well as an additional index over time. The table also includes the average annual returns of the Bloomberg Global Aggregate ex USD 50% Hedged Index, which provides information regarding the effectiveness of the fund's historical currency hedging policy. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. J.P. Morgan Investment Management Inc. ("J.P. Morgan") assumed day-to-day management of the fund's assets on January 9, 2017. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Global Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 7.52%
Best quarter during calendar years shown—4Q 2023: 8.61%
Worst quarter during calendar years shown—4Q 2016: (9.68)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00) Return before taxes	(5.76)%	(2.72)%	(0.72)%
Return after taxes on distributions	(6.29)	(3.71)	(1.54)
Return after taxes on distributions and sale of fund shares	(3.39)	(2.37)	(0.84)
Bloomberg Global Aggregate Index	(1.70)	(1.96)	0.15
Bloomberg Global Aggregate ex USD 50% Hedged Index (Indices reflect no deduction for fees, expenses or taxes.)	(4.22)	(3.37)	(0.90)

Investment manager and advisor(s)

UBS AM serves as the fund's manager. J.P. Morgan serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Eileen Wong, Director and Portfolio Manager, has been a portfolio manager of the fund since 2023.

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•  J.P. Morgan—Iain Stealey, CFA and Managing Director, has been a portfolio manager of the fund since 2017. Myles Bradshaw, CFA and Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both,

unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE High Yield Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.60%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[2]	0.41
Total annual fund operating expenses	1.26
Management fee waiver/expense reimbursements[3]	0.20
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	1.06

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.06% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$479	$741	$1,022	$1,824

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

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Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds"). Such investments may be represented by derivatives or by investments in securities of other investment companies that invest primarily in such high yield fixed income securities.

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by S&P Global Ratings, a division of S&P Global Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including exchange-traded funds ("ETFs"), that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index (Hedged in USD), the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, which as of July 31, 2025 was approximately 3.11 years and may change over time.

Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in

37

combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a "total return" strategy driven by credit research and a team effort to generate alpha in high yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities and are considered to be speculative. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including subordination to other creditors and default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, and more likely to be subject to an issuer's downgrade than higher rated fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value than higher rated fixed income securities of a similar maturity.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall and the fund's yield will tend to lag behind prevailing rates. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, the fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or

38

prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested. Even small changes in the value of underlying instruments can have a disproportionately large impact on the fund.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, operational, legal, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Regulation relating to a mutual fund's use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended, could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The fund's investment performance is affected by the investment performance of the underlying funds in which the fund may invest. Through its investment in the underlying funds, the fund is subject to the risks of the underlying funds' investments and their expenses. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads. In addition, ETFs or closed-end investment companies may trade at a premium or a discount to their net asset value.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Bloomberg US Aggregate Bond Index, which represents a broad measure of market performance, as well as an additional index over time. The table also includes the average annual returns of the ICE BofA Global High Yield Index (Hedged in USD), which is generally representative of the market sectors or types of investments in which the fund invests. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that another subadvisor was responsible for managing the fund's assets during previous periods. Nomura Corporate Research and Asset Management Inc. ("NCRAM") assumed day-to-day management of the fund's assets on or around July 1, 2015. Updated performance for the fund is available at

39

www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE High Yield Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 6.97%
Best quarter during calendar years shown—2Q 2020: 11.76%
Worst quarter during calendar years shown—1Q 2020: (15.35)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (5/1/06) Return before taxes	3.68%	2.76%	4.07%
Return after taxes on distributions	1.46	0.46	1.71
Return after taxes on distributions and sale of fund shares	2.14	1.08	2.03
Bloomberg US Aggregate Bond Index (Index reflects no deduction for fees, expenses or taxes.)	1.25	(0.33)	1.35
ICE BofA Global High Yield Index (Hedged in USD) (Index reflects no deduction for fees, expenses or taxes.)	9.37	3.81	5.23

Investment manager and advisor(s)

UBS AM serves as the fund's manager. NCRAM serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. NCRAM uses "associated persons" employed by an affiliate of NCRAM, Nomura Asset Management U.K. Limited, in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Eileen Wong, Director and Portfolio Manager, has been a portfolio manager of the fund since 2023.

•  NCRAM—David Crall, CFA, President, Chief Executive Officer, Chief Investment Officer and Managing Director, and Stephen Kotsen, CFA, a Managing Director and Lead Portfolio Manager, have been portfolio managers of the fund since 2015. Eric Torres, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2016. Derek Leung, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2023.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Large Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation and dividend income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.66%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[2]	0.22
Total annual fund operating expenses	1.13

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$659	$889	$1,138	$1,849

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for invest-

41

ment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

•  A "select equity" strategy in which the subadvisor employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range.

•  A "diversified value" strategy in which the subadvisor seeks to invest in equity securities of large capitalization companies that it considers to be undervalued.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The value of these securities may decline due to general market conditions, not specific to a particular company or industry. Preferred stocks in which the fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

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Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested. Even small changes in the value of underlying instruments can have a disproportionately large impact on the fund.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, involve high transaction costs, face liquidity risk, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Risk associated with value investing: Securities selection based on value orientation involves certain risks. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, value-oriented stocks generally may be more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. In addition, value stocks can continue to be undervalued by the market for long periods of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower.

43

The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Russell 1000 Index, which represents a broad measure of market performance, as well as an additional index over time. The table also includes the average annual returns of the Russell 1000 Value Index, which is generally representative of the market sectors or types of investments in which the fund invests. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Wellington Management Company LLP ("Wellington") assumed day-to-day management of a separate portion of the fund's assets on November 13, 2020. Artisan Partners Limited Partnership ("Artisan Partners") assumed day-to-day management of a separate portion of the fund's assets on May 10, 2021. Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley"), assumed day-to-day management of the fund's assets on April 14, 2023. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Large Co Value Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 14.43%
Best quarter during calendar years shown—4Q 2020: 19.36%
Worst quarter during calendar years shown—1Q 2020: (32.07)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	7.33%	7.45%	7.21%
Return after taxes on distributions	5.11	4.87	4.88
Return after taxes on distributions and sale of fund shares	6.00	5.33	5.18
Russell 1000 Index (Index reflects no deduction for fees, expenses or taxes.)	24.51	14.28	12.87
Russell 1000 Value Index (Index reflects no deduction for fees, expenses or taxes.)	14.37	8.68	8.49

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Wellington, Artisan Partners and Hotchkis & Wiley serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Mayoor Joshi, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Shu-Han Hsu, Director and Portfolio Manager, has been a portfolio manager of the fund since 2022. Effective on or about January 1, 2026, Shreya Rajbhandary will begin to serve as a Portfolio Manager of the fund.

•  Wellington—Matthew C. Hand, CFA, Senior Managing Director, Partner and Equity Portfolio Manager, has been a portfolio manager of the fund since 2020.

•  Artisan Partners—Daniel J. O'Keefe, Managing Director and Lead Portfolio Manager, and Michael J. McKinnon, Managing Director and Portfolio Manager, have been portfolio managers of the fund since 2021.

•  Hotchkis & Wiley—George H. Davis, Jr., Executive Chairman and Portfolio Manager, and Scott McBride, CFA, Chief Executive Officer and Portfolio Manager, have been portfolio managers of the fund since 2023. Doug Campbell, Portfolio Manager, has been a portfolio manager of the fund since 2024.

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Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

45

PACE Large Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.69%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[2]	0.20
Total annual fund operating expenses	1.14
Management fee waiver/expense reimbursements[3]	0.01
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	1.13

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expense through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.13% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$659	$891	$1,142	$1,859

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

46

when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may also invest, to a lesser extent, in other securities such as securities convertible into stocks, fixed income securities, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a sub-

advisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

•  A strategy in which the subadvisor pursues a "growth style" of investing and seeks to capture market inefficiencies and invest in companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth.

•  A strategy in which the subadvisor invests in a focused portfolio of common stocks of large capitalization companies that it believes have a sustainable competitive advantage.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The value of these securities may decline due to general market conditions, not

47

specific to a particular company or industry. Preferred stocks in which the fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk. Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, involve high transaction costs, face liquidity risk, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall and the fund's yield will tend to lag behind prevailing rates. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions.

48

For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Russell 1000 Index, which represents a broad measure of market performance, as well as an additional index over time. The table also includes the average annual returns of the Russell 1000 Growth Index, which is generally representative of the market sectors or types of investments in which the fund invests. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. J.P. Morgan Investment Management, Inc. ("J.P. Morgan") assumed day-to-day management of a separate portion of the fund's assets on October 5, 2012. GQG Partners LLC ("GQG") assumed day-to-day management of a separate portion of the fund's assets on December 15, 2021. Polen Capital Management, LLC ("Polen") assumed day-to-day management of a separate portion of the fund's assets on December 15, 2021. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Large Co Growth Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 11.52%
Best quarter during calendar years shown—2Q 2020: 28.72%
Worst quarter during calendar years shown—2Q 2022: (19.16)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	20.45%	14.34%	12.98%
Return after taxes on distributions	16.91	9.22	8.77
Return after taxes on distributions and sale of fund shares	14.59	10.31	9.38
Russell 1000 Index (Index reflects no deduction for fees, expenses or taxes.)	24.51	14.28	12.87
Russell 1000 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	33.36	18.96	16.78

Investment manager and advisor(s)

UBS AM serves as the fund's manager. J.P. Morgan, GQG and Polen serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Mayoor Joshi, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Shu-Han Hsu, Director and Portfolio Manager, has been a portfolio manager of the fund since 2022. Effective on or about January 1, 2026, Shreya Rajbhandary will begin to serve as a Portfolio Manager of the fund.

49

•  J.P. Morgan—Giri Devulapally, Managing Director, and Joseph Wilson, Managing Director, have been portfolio managers of the fund since 2017 and 2016, respectively. Larry H. Lee, Managing Director, and Holly Morris, Managing Director, have been portfolio managers of the fund since 2020. Robert Maloney, Executive Director, has been a portfolio manager of the fund since 2022.

•  GQG—Rajiv Jain, Chairman and Chief Investment Officer, has been a portfolio manager of the fund since 2021. Brian Kersmanc, Portfolio Manager, and Sudarshan Murthy, CFA, Portfolio Manager, have been portfolio managers of the fund since 2022.

•  Polen—Dan Davidowitz, Portfolio Manager, has been a portfolio manager of the fund since 2021. Damon Ficklin, Head of Team, Portfolio Manager, has served as a portfolio manager for the fund since 2024.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

50

PACE Small/Medium Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.70%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[2]	0.33
Total annual fund operating expenses	1.28

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$673	$934	$1,214	$2,010

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market

51

capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

•  A flexible value strategy that utilizes fundamental, bottom-up stock selection with top-down inputs considered as part of the sector allocation process.

•  A disciplined valuation-focused strategy based on deep fundamental research.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The value of these securities may decline due to general market conditions, not specific to a particular company or industry. Preferred stocks in which the fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

52

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Risk associated with value investing: Securities selection based on value orientation involves certain risks. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, value-oriented stocks generally may be more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. In addition, value stocks can continue to be undervalued by the market for long periods of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Russell 3000 Index, which represents a broad measure of market performance, as well as an additional index over time. The table also includes the average annual returns of the Russell 2500 Value Index, which is generally representative of the market sectors or types of investments in which the fund invests. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") assumed day-to-day management of a separate portion of the fund's assets on March 6, 2012. Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory") assumed day-to-day management of a separate portion of the fund's assets on December 19, 2023. ARGA Investment Management, LP ("ARGA") assumed day-to-day management of a separate portion of the fund's assets on December 19, 2023. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

53

PACE Small/Medium Co Value Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 1.96%
Best quarter during calendar years shown—4Q 2020: 32.30%
Worst quarter during calendar years shown—1Q 2020: (34.38)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	0.20%	6.47%	6.37%
Return after taxes on distributions	(3.82)	3.67	3.95
Return after taxes on distributions and sale of fund shares	2.65	4.71	4.48
Russell 3000 Index (Index reflects no deduction for fees, expenses or taxes.)	23.81	13.86	12.55
Russell 2500 Value Index (Index reflects no deduction for fees, expenses or taxes.)	10.98	8.44	7.81

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Kayne Anderson Rudnick, Victory and ARGA serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Mayoor Joshi, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Shu-Han Hsu, Director and Portfolio Manager, has been a port-

folio manager of the fund since 2022. Effective on or about January 1, 2026, Shreya Rajbhandary will begin to serve as a Portfolio Manager of the fund.

•  Kayne Anderson Rudnick—Julie Kutasov, Portfolio Manager and Senior Research Analyst, and Craig Stone, Chief Investment Officer, Portfolio Manager and Senior Research Analyst, have been portfolio managers of the fund since 2012.

•  Victory—Daniel G. Bandi, CFA, Chief Investment Officer, Daniel J. DeMonica, CFA, Senior Portfolio Manager, Adam I. Friedman, Senior Portfolio Manager, Joe A. Gilbert, CFA, Portfolio Manager, J. Bryan Tinsley, CFA, Portfolio Manager, and Michael P. Wayton, Portfolio Manager, have been portfolio managers of the fund since 2023.

•  ARGA—A. Rama Krishna, CFA, Chief Investment Officer, Sujith P. Kumar, Global Business Analyst, and Robert Mitchell, PhD, Global Business Analyst, have been portfolio managers of the fund since 2023.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Small/Medium Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.70%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[2]	0.33
Total annual fund operating expenses	1.28

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$673	$934	$1,214	$2,010

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies.

55

Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

•  A strategy in which the subadvisor seeks to identify and exploit the perception gap that exists between a company's business strength and the market's expectation of that strength.

•  A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The value of these securities may decline due to general market conditions, not specific to a particular company or industry. Preferred stocks in which the fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization com-

56

panies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Russell 3000 Index, which represents a broad measure of market performance, as well as an additional index over time. The table also includes the average annual returns of the Russell 2500 Growth Index, which is generally representative of the market sectors or types of investments in which the fund invests. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Riverbridge Partners, LLC ("Riverbridge") assumed day-to-day management of a portion of the fund's assets on October 1, 2005. An entity that was acquired by Calamos Advisors LLC ("Calamos") on May 31, 2019 assumed day-to-day management of a separate portion of the fund's assets on November 25, 2013. Calamos assumed day-to-day management of a separate portion of the fund's assets on May 31, 2019. Jacobs Levy Equity Management, Inc. ("Jacobs Levy") assumed day-to-day management of a separate portion of the fund's assets on January 10, 2019. Updated performance for the fund is available at

57

www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Small/Medium Co Growth Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 1.10%
Best quarter during calendar years shown—2Q 2020: 33.75%
Worst quarter during calendar years shown—1Q 2020: (24.17)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	5.73%	7.22%	8.10%
Return after taxes on distributions	4.90	4.29	4.91
Return after taxes on distributions and sale of fund shares	4.05	5.16	5.59
Russell 3000 Index (Index reflects no deduction for fees, expenses or taxes.)	23.81	13.86	12.55
Russell 2500 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	13.90	8.08	9.45

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Riverbridge, Calamos and Jacobs Levy serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive

Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Mayoor Joshi, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Shu-Han Hsu, Director and Portfolio Manager, has been a portfolio manager of the fund since 2022. Effective on or about January 1, 2026, Shreya Rajbhandary will begin to serve as a Portfolio Manager of the fund.

•  Riverbridge—Ross Johnson, Chief Investment Officer, has been a portfolio manager of the fund since 2021.

•  Calamos—Brandon Nelson, Senior Portfolio Manager, has been a portfolio manager of the fund since 2013.

•  Jacobs Levy—Bruce I. Jacobs, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, and Kenneth N. Levy, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, have been portfolio managers of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

58

PACE International Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A
Management fees		0.79%
Distribution and/or service (12b-1) fees		0.25
Other expenses		0.97
Miscellaneous expenses (includes administration fee of 0.10%)[2]	0.31
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.66
Total annual fund operating expenses		2.01
Management fee waiver/expense reimbursements[3]		0.10
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]		1.91

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.25% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

59

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$733	$1,137	$1,565	$2,751

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may be represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in (1) stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy, and (2) securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

60

The main strategies of the subadvisors include:

•  A strategy that uses fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

•  A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, factor-based approach to investing using a systematic process and identifies securities to buy "long" and sell "short" based on a quantitative assessment of whether securities will outperform or underperform the market.

•  A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The value of these securities may decline due to general market conditions, not specific to a particular company or industry. Preferred stocks in which the fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions (such as expropriation or nationalization), greater risks of political and civil instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the fund may invest may experience high transaction costs, possible foreign controls on investment, less stringent investor protections, high rates of inflation or deflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additionally, the fund may have substantial difficulties exercising its legal rights or enforcing a counterparty's or issuer's legal obligations in certain jurisdictions outside of the United States, and it may be more difficult for US regulators to bring enforcement actions against such issuers, which can increase the risks of loss.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and foreign governments may take actions to impact custody arrangements that pose risks to the assets of US persons. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price

61

at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested. Even small changes in the value of underlying instruments can have a disproportionately large impact on the fund.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-

lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, operational, legal, and management risks. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Regulation relating to a mutual fund's use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended, could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks. The fund's investment performance is affected by the investment performance of the underlying funds in which the fund may invest. Through its investment in the underlying funds, the fund is subject to the risks of the underlying funds' investments and their expenses. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads. In addition, ETFs or closed-end investment companies may trade at a premium or a discount to their net asset value.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

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Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the MSCI EAFE Index, which represents a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed day-to-day management of a portion of the fund's assets on April 1, 2004. Los Angeles Capital Management LLC ("Los Angeles Capital") assumed day-to-day management of another portion of the fund's assets on September 13, 2013. Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") assumed day-to-day management of a separate portion of the fund's assets on January 15, 2016. The Baird investment team (as employees of a different investment advisor) assumed responsibility for managing a separate portion of the fund's assets on August 5, 2013. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE International Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 27.71%
Best quarter during calendar years shown—2Q 2020: 17.05%
Worst quarter during calendar years shown—1Q 2020: (22.92)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	0.03%	5.04%	5.18%
Return after taxes on distributions	(2.58)	3.68	4.16
Return after taxes on distributions and sale of fund shares	2.13	3.84	4.02
MSCI EAFE Index (net) (Index reflects no deduction for fees and expenses.)	3.82	4.73	5.20

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, Los Angeles Capital and Baird serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Mayoor Joshi, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been

63

portfolio managers of the fund since 2021. Shu-Han Hsu, Director and Portfolio Manager, has been a portfolio manager of the fund since 2022. Effective on or about January 1, 2026, Shreya Rajbhandary will begin to serve as a Portfolio Manager of the fund.

•  Mondrian—Nigel Bliss, Senior Portfolio Manager, and Steven Dutaut, CFA Senior Portfolio Manager, have been portfolio managers of the fund since 2014. Aileen Gan, Chief Investment Officer of Global Equities and International Equities, Managing Partner, has been a portfolio manager of the fund since 2025.

•  Los Angeles Capital—Hal W. Reynolds, CFA, Vice Chairman, and Daniel E. Allen, CFA, Chief Executive Officer and President, have been portfolio managers of the fund since 2013. Laina Draeger, CFA, Director of Global Equities and Responsible Investing and Senior Portfolio Manager, has been a portfolio manager of the fund since 2020.

•  Baird—Jesse Flores, CFA, Partner and Portfolio Manager, Haicheng Li, CFA, Managing Partner and Portfolio Manager, and Nathaniel Velarde, Partner and Portfolio Manager, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE International Emerging Markets Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.90%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[2]	0.46
Total annual fund operating expenses	1.61
Management fee waiver/expense reimbursements[3]	0.16
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	1.45

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.45% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$689	$1,015	$1,364	$2,343

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 70% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities that are tied economically to emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in (1) bonds, including up to 10% of its total assets in bonds that are below investment grade, which are commonly known as "junk bonds," and (2) securities of other investment companies, including exchange-traded funds ("ETFs"), that invest in emerging markets. The fund invests in securities of companies with varying market capitalizations.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that invests in mid and large cap companies with a quality growth orientation.

•  A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

•  A disciplined, deep value strategy based on fundamental research.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund.

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An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The value of these securities may decline due to general market conditions, not specific to a particular company or industry. Preferred stocks in which the fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions (such as expropriation or nationalization), greater risks of political and civil instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the fund may invest may experience, high transaction costs, possible foreign controls on investment, less stringent investor protections, high rates of inflation or deflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additionally, the fund may have substantial difficulties exercising its legal rights or enforcing a counterparty's or issuer's legal obligations in certain jurisdictions outside of the United States, and it may be more difficult for US regulators to bring enforcement actions against such issuers, which can increase the risks of loss.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and foreign governments may take actions to impact custody arrangements that pose risks to the assets of US persons. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Geographic concentration risk: To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

China risk: There are special risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks; inefficiencies resulting from erratic growth; the unavailability of consistently reliable financial data; asset price volatility; limited accessibility; currency devaluation; absence of operating history for companies; and lack of accounting standards or auditor oversight in these countries to sup-

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port securities markets as well as the possibility for more widespread corruption and fraud. Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the United States as economic and strategic competition between the United States and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies. The Chinese government exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People's Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. For investments using a variable interest entity ("VIE") structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based entity (and/or related persons). Investments through a VIE structure are subject to the risk that a counterparty will breach its contracts with the listed company that holds such contractual rights; that any breach of such contracts will likely be subject to Chinese law and jurisdiction; and that Chinese law may be interpreted or change in a way that affects the enforceability of such arrangements, or contracts between the China-based entity (and/or related persons) and the listed company may otherwise not be enforceable under Chinese law. As a result, the market value of the fund's associated holdings would likely be significantly negatively impacted, which may result in significant losses with little or no recourse available. Further, investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based entity and the stockholders of the listed company, which may adversely impact the value of the investments of the listed company. Additionally, the Chinese economy is highly dependent on the property sector and exportation of products and services, and could experience a significant slowdown or otherwise be adversely impacted due to a slowdown in the housing construction and development markets, a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, the institution of tariffs or other trade barriers, trade or political disputes with China's major trading partners, natural disasters, or public health threats.

Additionally, emerging market countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities and are considered to be speculative. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including subordination to other creditors and default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, and more likely to be subject to an issuer's downgrade than higher rated fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value than higher rated fixed income securities of a similar maturity.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The fund's investment performance is affected by the investment performance of the underlying funds in which the fund may invest. Through its investment in the underlying funds, the fund is subject to the risks of the underlying funds' investments and their expenses. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of

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shares of some investment companies requires the payment of sales loads. In addition, ETFs or closed-end investment companies may trade at a premium or a discount to their net asset value.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall and the fund's yield will tend to lag behind prevailing rates. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the MSCI Emerging Markets Index, which represents a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. William Blair Investment Management, LLC ("William Blair") assumed day-to-day management of a separate portion of the fund's assets on March 23, 2011. RWC Asset Advisors (US) LLC ("Redwheel") assumed day-to-day management of a separate portion of the fund's assets on September 11, 2019. ARGA Investment Management, LP ("ARGA") assumed day-to-day management of a separate portion of the fund's assets on December 11, 2020. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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PACE International Emerging Markets Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 30.86%
Best quarter during calendar years shown—2Q 2020: 21.45%
Worst quarter during calendar years shown—1Q 2020: (26.12)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00) Return before taxes	(1.73)%	0.51%	1.77%
Return after taxes on distributions	(1.58)	(0.13)	1.45
Return after taxes on distributions and sale of fund shares	(0.49)	0.52	1.54
MSCI Emerging Markets Index (net) (Index reflects no deduction for fees and expenses)	7.50	1.70	3.64

Investment manager and advisor(s)

UBS AM serves as the fund's manager. William Blair, Redwheel and ARGA serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Mayoor Joshi, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Shu-Han Hsu, Director and Portfolio Manager, has been a portfolio manager of the fund since 2022. Effective on or about January 1, 2026, Shreya Rajbhandary will begin to serve as a Portfolio Manager of the fund.

•  William Blair—Hugo Scott-Gall, Partner of William Blair, has been a portfolio manager of the fund since 2022. Ian Smith and Paul Birchenough, Associates of William Blair, have been portfolio managers of the fund since 2024.

•  Redwheel—John Malloy, Portfolio Manager, has been a portfolio manager of the fund since 2019.

•  ARGA—A. Rama Krishna, CFA, Chief Investment Officer, Takashi Ito, CFA, Global Business Analyst, and Sujith Kumar, Global Business Analyst, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Global Real Estate Securities Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.70%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[2]	0.94
Total annual fund operating expenses	1.89
Management fee waiver/expense reimbursements[3]	0.44
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	1.45

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.45% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$689	$1,071	$1,477	$2,606

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate

71

higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry, which may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an investment advisor's investment decisions.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves focusing on investments in equity REITs as well as similar entities formed under the laws of non-US countries, and the subadvisor may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The value of these securities may decline due to general market conditions, not specific to a particular company or industry. Preferred stocks in which the fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordi-

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nate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Real estate industry risk: An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The values of securities of companies in the real estate industry, which is sensitive to economic downturns, may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate securities and real estate investment trust risk: The risk that the fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. The performance of REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended. REITs expose investors in the fund to the risks of owning real estate directly, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and foreign governments may take actions to impact custody arrangements that pose risks to the assets of US persons. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested. Even small changes in the value of underlying instruments can have a disproportionately large impact on the fund.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

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Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, involve high transaction costs, face liquidity risk, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall and the fund's yield will tend to lag behind prevailing rates. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Performance
Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the MSCI World Index, which represents a broad measure of market performance, as well as an additional index over time. The table also includes the average annual returns of the FTSE EPRA/NAREIT Developed Index, which is generally representative of the market sectors or types of investments in which the fund invests. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS®") assumed day-to-day management of a separate portion of the fund's assets on March 11, 2021. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do

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not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Global Real Estate Securities Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 4.15%
Best quarter during calendar years shown—4Q 2023: 16.36%
Worst quarter during calendar years shown—1Q 2020: (28.66)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (12/18/06) Return before taxes	(8.51)%	(2.90)%	0.74%
Return after taxes on distributions	(9.10)	(3.59)	(0.39)
Return after taxes on distributions and sale of fund shares	(5.03)	(2.44)	0.09
MSCI World Index (net) (Index reflects no deduction for fees, expenses or taxes.)	18.67	11.17	9.95
FTSE EPRA/NAREIT Developed Index (Index reflects no deduction for fees, expenses or taxes.)	2.00	(0.03)	3.20

Investment manager and advisor(s)

UBS AM serves as the fund's manager. MFS serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive

Director and Portfolio Manager, have been portfolio managers of the fund since 2006 and 2009, respectively. Mayoor Joshi, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021. Shu-Han Hsu, Director and Portfolio Manager, has been a portfolio manager of the fund since 2022. Effective on or about January 1, 2026, Shreya Rajbhandary will begin to serve as a Portfolio Manager of the fund.

•  MFS—Rick Gable, Investment Officer, has been a portfolio manager of the fund since 2021. Mark Syn, Investment Officer, has been a portfolio manager of the fund since 2022.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Alternative Strategies Investments
Fund summary

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 142 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 250 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Class A
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None[1]
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A
Management fees		1.30%
Distribution and/or service (12b-1) fees		0.25
Other expenses		1.74
Miscellaneous expenses (includes administration fee of 0.10%)	1.02
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.72
Acquired fund fees and expenses[2]		0.04
Total annual fund operating expenses		3.33
Management fee waiver/expense reimbursement[3]		0.74
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]		2.59

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

3  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated: (1) for any period during which UBS Financial Services Inc. relies on and UBS AM operates under the Department of Labor individual Prohibited Transaction Exemption 96-59, to waive its management fees through November 30, 2026 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.83% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$798	$1,453	$2,130	$3,926

*  Except that the expenses reflect the effects of the fund's fee waiver/expensereimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 497% of the average value of its portfolio.

Principal strategies
Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations, including common stock, rights, warrants and securities convertible into stocks. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including exchange-traded funds ("ETFs"), and in structured securities.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, directly manages a separate portion of the fund's assets (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures), and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). The allocation of the fund's assets between subadvisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team

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constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of UBS AM and the subadvisors include:

•  An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both (UBS AM).

•  A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling (Aviva).

•  An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios (PCJ).

•  A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will outperform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market (Kettle Hill).

•  A "long/short global equity" strategy focused on renewable energy and the associated supply chain in which the subadvisor seeks to achieve absolute returns by buying primarily publicly traded equity securities "long" that the subadvisor believes will outperform the market and selling primarily publicly traded equity securities "short" that the subadvisor believes will underperform the market (Electron).

•  A "diversified macro strategy" that seeks to generate absolute returns in all market conditions over rolling five-year periods, with low sensitivity to stocks and bonds by investing globally across equities, bonds, currency and commodities (FAM).

•  A "convertible arbitrage" strategy in which the subadvisor invests in long convertible fixed income and preferred securities which are hedged, often with a short position in the equity of the same company (Lazard).

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The value of these securities may decline due to general market conditions, not specific to a particular company or industry. Preferred stocks in which the fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial

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obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall and the fund's yield will tend to lag behind prevailing rates. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Sovereign debt risk: Investment in sovereign debt involves special risks, including the risk that the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities and are considered to be speculative. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including subordination to other creditors and default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, and more likely to be subject to an issuer's downgrade than higher rated fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value than higher rated fixed income securities of a similar maturity.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are. Securities issued or guaranteed by the US Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the fund (e.g., Congressional debt ceiling impasses).

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises

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from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner or not perform as intended, causing the fund to realize losses.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, operational, legal, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Regulation relating to a mutual fund's use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended, could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover (100% or more). A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund

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due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested. Even small changes in the value of underlying instruments can have a disproportionately large impact on the fund.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The fund's investment performance is affected by the investment performance of the underlying funds in which the fund may invest. Through its investment in the underlying funds, the fund is subject to the risks of the underlying funds' investments and their expenses. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads. In addition, ETFs or closed-end investment companies may trade at a premium or a discount to their net asset value.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund.

Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the Bloomberg Global Aggregate Index, which represents a broad measure of market performance, as well as additional indexes over time. The Bloomberg Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The FTSE Three-Month US Treasury Bill Index shows how the fund is performing against the daily performance of 3-month US Treasury

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bills. The MSCI World Index (net) shows how the fund is performing against a diversified global equity index (an asset class in which the fund invests). The HFRI Fund of Funds Composite Index shows how the fund is performing against a broad measure of hedge fund returns. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. UBS AM assumed day-to-day management of a separate portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures) on March 31, 2014. An affiliated entity under common ownership with Aviva Investors Canada Inc. ("Aviva") assumed day-to-day management of a separate portion of the fund's assets on May 9, 2016. Aviva assumed day-to-day management of such separate portion of the fund's assets on January 24, 2025. PCJ Investment Counsel Ltd. ("PCJ") assumed day-to day management of a separate portion of the fund's assets on July 8, 2016. Kettle Hill Capital Management, LLC ("Kettle Hill") assumed day-to-day management of a separate portion of the fund's assets on September 6, 2017. Electron Capital Partners, LLC ("Electron"), assumed day-to-day management of the fund's assets on February 21, 2023. Fulcrum Asset Management LLP ("FAM") assumed day-to-day management of a separate portion of the fund's assets on July 16, 2024. Lazard Asset Management LLC ("Lazard") assumed day-to-day management of the fund's assets on November 29, 2024. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Alternative Strategies Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2025: 6.39%
Best quarter during calendar years shown—2Q 2020: 5.10%
Worst quarter during calendar years shown—4Q 2018: (4.71)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class A (4/10/06) Return before taxes	0.69%	3.55%	2.15%
Return after taxes on distributions	(1.89)	1.75	1.07
Return after taxes on distributions and sale of fund shares	0.85	2.06	1.24
Bloomberg Global Aggregate Index (Index reflects no deduction for fees, expenses or taxes.)	(1.70)	(1.96)	0.15
FTSE Three-Month US Treasury Bill Index (Index reflects no deduction for fees, expenses or taxes.)	5.45	2.54	1.79
MSCI World Index (net) (Index reflects no deduction for fees and expenses.)	18.67	11.17	9.95
HFRI Fund of Funds Composite Index (Index reflects no deduction for fees, expenses or taxes.)	9.15	5.24	3.79

Investment manager and advisor(s)

UBS AM serves as the fund's manager and directly manages a separate portion of the fund's assets. Aviva, PCJ, Kettle Hill, Electron, FAM and Lazard serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006 and 2009, respectively. Edward Eccles, Executive Director and Portfolio Manager, Christopher Andersen, CFA, Executive Director and Portfolio Manager, David Kelly, Executive Director and Portfolio Manager, and Mayoor Joshi, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2021.

•  Aviva—Peter Fitzgerald, Chief Investment Officer of Multi-Assets and Macro has been a portfolio manager of the fund since 2016. Ian Pizer, Portfolio Manager, has been a portfolio manager of the fund from 2016 to 2018 and since 2021.

•  PCJ—Adam Posman, President and Chief Investment Officer, and Heiki Altosaar, Portfolio Manager and Chief Compliance Officer, have been portfolio managers of the fund since 2016. Kevin Kingsley, Portfolio Manager, has been a portfolio manager of the fund since 2018. Derek Cangiano, Portfolio Manager, has been a portfolio manager of the fund since 2022.

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•  Kettle Hill—Andrew Y. Kurita, Managing Member, Portfolio Manager and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

•  Electron—Ran Zhou, Partner, Chief Investment Officer and Portfolio Manager, and Neil Choi, Partner and Portfolio Manager, have been portfolio managers of the fund since 2023.

•  FAM—Gavyn Davies, Founding Partner, Executive Chairman and Chairman of the Investment Committee, Suhail Shaikh, Partner and Chief Investment Officer, Andrew Bevan, Partner and Economic Advisor, and Fawaz Chaudhry, Partner and Head of Equities, Andrew Bevan, Partner and Economic Advisor, have been portfolio managers of the fund since 2024.

•  Lazard—Sean Reynolds, Managing Director, and Frank Bianco, Managing Director, have been portfolio managers of the fund since 2024.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, including mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls).

The fund also may invest in other types of investment grade fixed income instruments, and may invest up to 5% of its net assets in non-investment grade bonds (commonly known as "junk bonds") (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the US, such as the Government National Mortgage Association and the Federal Housing Administration. The fund may invest in other mortgage-backed securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also may invest in mortgage-backed securities sponsored or issued by private entities, i.e., generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities.

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the Bloomberg US Mortgage-Backed Securities Index, the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, which as of July 31, 2025 was approximately 6.01 years and may change over time. This means that the duration of the fund could range from approximately 3.01 years to 9.02 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 6 years generally will decrease in value by about 6%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 6%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to

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More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Intermediate Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income, consistent with reasonable stability of principal.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, which may be represented by derivatives or investments in securities of other investment companies that invest primarily in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities), municipal fixed income investments (including tax-exempt municipal securities), corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds) and bank loans. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 20% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund may also invest in equity securities, such as preferred shares and securities convertible into stocks.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg US Aggregate Bond Index, which as of July 31, 2025 was approximately 6.03 years and may change over time. This means that the duration of the fund could range from approximately 3.02 years to 9.05 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 6 years generally will decrease in value by about 6%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 6%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment

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advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH") currently serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

BBH seeks to achieve the fund's investment objective by investing in a well-diversified portfolio of fixed income instruments, including floating or variable rate debt instruments. BBH intends to invest only in debt instruments which are performing, durable, and available at an attractive valuation. With respect to fixed income instruments, the term "performing" indicates that the instrument is making payment of interest and principal on schedule, while the term "durable" signifies BBH's assessment that the obligor responsible for making payment on the instrument is likely to continue making such timely payment in a variety of future economic circumstances. BBH considers an instrument to be "attractively valued" when BBH believes that the instrument's potential total return exceeds that which would be normally justified by the instrument's underlying risks. BBH's investments will primarily be focused on notes and bonds issued by domestic and foreign corporations, financial institutions, the US Government and government agencies and government guaranteed issuers; asset-backed securities, consisting of consumer and commercial asset-backed securities; commercial mortgage-backed securities and residential mortgage-backed securities and loan transactions.

BBH's active management approach seeks to build taxable bond portfolios bottom-up, allowing valuation and security selection to drive their portfolio construction. Portfolios include durable, well-managed, appropriately structured credits that BBH believes can be thoroughly researched and understood.

Investment opportunities must meet BBH's proprietary valuation criteria, as well as four essential credit criteria: durability, transparency, excellent management, and appropriate structure.

•  Durability: Able to withstand a wide variety of economic conditions.

•  Transparency: Can be thoroughly researched and understood.

•  Excellent Management: Debt-conscious leaders focused on long-term viability and access to capital markets.

•  Appropriate Structure: Appropriate leverage and available resources.

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When an instrument is no longer trading at an attractive valuation, according to BBH's framework, the fund aims to sell the investment entirely and invest the proceeds in cash or US Treasury instruments until it identifies another attractively valued investment. Thus, the frequency and intensity of valuation opportunities drives the security selection and sector allocation within the fund's portfolio.

BBH may consider material environmental, social and governance ("ESG") risk factors as part of its investment process. ESG risk factors may include, but are not limited to, the environmental and social risks of the issuer as well as the issuer's instituted governance programs. The ESG risk profile of an investment is one of many considerations used in BBH's investment process and a nega-

tive ESG profile will not preclude BBH from purchasing a security.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Total return consisting of income and capital appreciation.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the Bloomberg US Government/Credit Index, the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, which as of July 31, 2025 was approximately 6.10 years and may change over time. This means that the duration of the fund could range from approximately 3.05 years to 9.15 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 6 years generally will decrease in value by about 6%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 6%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities, which may be represented by derivatives or investments in securities of other investment companies that invest primarily in fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund may also invest in bank loans and in equity securities, such as preferred shares and securities convertible into stocks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate, total return and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options,

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interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO"), Neuberger Berman Investment Advisers LLC ("NBIA") and Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH") currently serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

NBIA invests primarily in a diversified mix of fixed rate and floating rate debt securities. NBIA employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. NBIA establishes the investment profile for its portion of the fund's assets, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, and credit) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, NBIA determines industry/sub-sector weightings and makes securities selections within the type of securities that the fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-US dollar denominated securities.

When assessing the worth of a particular security, NBIA's research and portfolio management teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to (i) establish an internal outlook, (ii) evaluate the market's outlook as it is reflected in asset prices, and (iii) contrast the two. The teams then use the information generated by this process to decide which securities the fund will own. The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

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NBIA's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. As part of its fundamental investment analysis NBIA considers environmental, social and governance (ESG) factors it believes are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the portfolio managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the fund's overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the fund pursues a specific "impact" or "sustainable" investment strategy.

PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity using a strategy that employs a consistently applied, risk managed approach to portfolio management that leverages PIMCO's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

BBH seeks to achieve the fund's investment objective by investing in a well-diversified portfolio of fixed income instruments, including floating or variable rate debt instruments. BBH intends to invest only in debt instruments which are performing, durable, and available at an attractive valuation. With respect to fixed income instruments, the term "performing" indicates that the instrument is making payment of interest and principal on schedule, while the term "durable" signifies BBH's assessment that the obligor responsible for making payment on the instrument is likely to continue making such timely payment in a variety of future economic circumstances. BBH considers an instrument to be "attractively valued" when BBH believes that the instrument's potential total return exceeds that which would be normally justified by the instrument's underlying risks. BBH's investments will primarily be focused on notes and bonds issued by domestic and foreign corporations, financial institutions, the US Government and government agencies and government guaranteed issuers; asset-backed securities, consisting of consumer and commercial asset-backed securities; commercial mortgage-backed securities and residential mortgage-backed securities and loan transactions.

BBH's active management approach seeks to build taxable bond portfolios bottom-up, allowing valuation and security selection to drive their portfolio construction. Portfolios include durable, well-managed, appropriately structured credits that BBH believes can be thoroughly researched and understood.

Investment opportunities must meet BBH's proprietary valuation criteria, as well as four essential credit criteria: durability, transparency, excellent management, and appropriate structure.

•  Durability: Able to withstand a wide variety of economic conditions.

•  Transparency: Can be thoroughly researched and understood.

•  Excellent Management: Debt-conscious leaders focused on long-term viability and access to capital markets.

•  Appropriate Structure: Appropriate leverage and available resources.

When an instrument is no longer trading at an attractive valuation, according to BBH's framework, the fund aims to sell the investment entirely and invest the proceeds in cash or US Treasury instruments until it identifies another attractively valued investment. Thus, the frequency and intensity of valuation opportunities drives the secu-

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rity selection and sector allocation within the fund's portfolio.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

High current income exempt from federal income tax.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 4 years generally will decrease in value by about 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 4%.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. Municipal bonds that are downgraded to a below investment grade rating (or equivalent quality) after the initial purchase of such bonds may continue to be held in the fund's portfolio.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Insight North Americas LLC ("Insight") currently serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

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More information about the funds—PACE Municipal Fixed Income Investments

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In deciding which securities to buy for the fund, Insight seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Insight uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Insight also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sec-

tors and geographical regions. Insight may make modest duration adjustments based on economic analyses and interest rate forecasts. Insight generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Insight also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

Insight considers material ESG factors in some instances where its investment team determines that ESG topics are material to the investment decision. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Insight's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The fund's 80% policy is a "fundamental" policy. This means that this investment policy may not be changed without shareholder approval.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

High total return.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, which may be represented by derivatives or by investments in securities of other investment companies that invest primarily in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds"). The fund normally invests in a minimum of four countries, including the United States.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Global Aggregate Index, which as of July 31, 2025 was approximately 6.47 years and may change over time. This means that the duration of the fund could range from approximately 3.24 years to 9.71 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 6 years generally will decrease in value by about 6%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 6%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures (specifically, interest rate futures), swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team con-

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structs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

J.P. Morgan will generally invest, either directly or through the use of financial derivative instruments where appropriate, in global fixed income securities. Issuers of these securities may be located in any country, including emerging markets. J.P. Morgan may invest a significant portion of the fund's assets in agency mortgage-backed securities, asset-backed securities and covered bonds with a less significant exposure to other structured products. J.P. Morgan may invest the fund's assets, to a limited extent, in below investment grade and unrated debt securities. J.P. Morgan may also use financial derivative instruments for hedging purposes.

The financial derivative instruments J.P. Morgan may use include, but are not limited to, futures, options, forward contracts on financial instruments and options on such contracts, credit linked instruments and swap contracts and other fixed income, currency and credit derivatives. J.P. Morgan may also invest the fund's assets in other non-US funds, and in assets denominated in any currency. A substantial part of the assets of the fund will be hedged into US dollars. Short-term money market instruments and deposits with credit institutions may be held on an ancillary basis.

J.P. Morgan integrates financially material ESG factors as part of the fund's investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the fund may invest. J.P. Morgan's assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the fund's investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the fund while the fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change a fund's investment objective, exclude specific types of industries or companies or limit the fund's investable universe. The fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds"). Such investments may be represented by derivatives or by investments in securities of other investment companies that invest primarily in such high yield fixed income securities.

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by S&P Global Ratings, a division of S&P Global Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including ETFs, that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index (Hedged in USD), the fund's strategy benchmark index and which is generally repre-

sentative of the market sectors or types of investments in which the fund invests, which as of July 31, 2025 was approximately 3.11 years and may change over time. This means that the duration of the fund could range from approximately 1.56 years to 4.67 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 3 years can be expected to decrease in value by about 3%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by about 3%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Nomura Corporate Research and Asset Management Inc. ("NCRAM") currently serves as the fund's subadvisor. NCRAM uses "associated persons" employed by an affiliate of NCRAM, Nomura Asset Management U.K. Limited, in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

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UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

NCRAM believes that a total return strategy driven by credit research with a top-down view is the best way to generate alpha in high yield. NCRAM focuses on companies that can carry their debt loads through the economic cycle (i.e., "Strong Horse" credits), generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. As their credit quality improves, the income generated by the bonds of these companies may be supplemented by capital appreciation. NCRAM believes these companies are less likely to default on payments of principal or interest to bondholders. The approach is a collaborative effort, with ideas generated by the entire investment team. NCRAM analysts are organized on a sector basis and trained to focus on the return being offered for the risk being taken. In seeking total return through Strong Horse companies, NCRAM focuses on avoidance of credit loss and a deep understanding of relative value and the catalysts that drive bond price appreciation.

NCRAM's portfolio construction philosophy follows a fundamental, bottom-up approach with a top-down overlay that is driven by three broad factors:

•  Creative idea generation by leveraging an open seating environment.

•  Thorough research from experienced analysts that includes a comprehensive evaluation of each issuer's business risk, financial risk, and the structure associated with each issue.

•  Disciplined portfolio construction targeting the best risk and reward opportunities, also taking into account liquidity at both the issuer and portfolio level.

In determining position size, the most important factor is NCRAM's in-depth credit analysis, as it seeks to identify and invest in companies that embody the pillars of a Strong Horse credit. NCRAM aims to right-size its positions based on the perceived risks and possible future catalysts for performance, seeking to create portfolios that are diversified by issuer, credit quality and industry. Portfolio managers will also actively manage the credit ratings, industry, duration, and regional exposures of the fund. NCRAM also closely monitors credit risks, as credits and prices constantly change, and seeks to re-adjust its security allocations accordingly.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation and dividend income.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. As of July 31, 2025, the Russell 1000® Value Index included companies with a market capitalization range of approximately $828 million and $2.5 trillion. The market capitalization range and the composition of the Russell 1000® Value Index are subject to change. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Wellington Management Company LLP ("Wellington"), Artisan Partners Limited Partnership ("Artisan Partners") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley") currently serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supple-

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mented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its portion of the fund's assets, Wellington invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations. Wellington focuses on solid companies with temporary issues, rather than distressed opportunities, which inherently entails more risk. Wellington's strategy utilizes a contrarian approach focused on longer-term fundamentals to create a portfolio with an above-market projected growth rate and higher dividend yield and which trades at a discount to the market. The investment team conducts detailed fundamental research on each stock that is identified as a solid, but temporarily out-of-favor, company with sustainable or growing dividends. In addition to focusing on valuation, the investment team seeks to find companies they believe have the potential to continue paying their dividends in weak economic environments. Key research is generated by members of the investment team and is aggregated and compared via Wellington's fact sheet methodology. The methodology is a means by which each investment opportunity and existing portfolio position is ranked based on total appreciation potential. It incorporates Wellington's fundamental analysis and detailed financial modeling of earnings growth potential, and relative price-to-earnings estimation for each company. The potential investment universe is narrowed through a fundamentally-based focus on "areas of opportunity" (misunderstood negative events, temporarily depressed returns, management changes, industry consolidation) that the investment team believes creates the potential for excessive valuation discounts relative to normalized expectations. Based on fact sheet comparisons, Wellington seeks to identify new positions that may improve the portfolio's aggregate total return potential and candidates for possible sales.

Wellington's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Wellington utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Wellington's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

In managing its portion of the fund's assets, Artisan Partners' investment team employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range. The team seeks to invest in what it considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams. The team's investment process focuses on four key characteristics:

•  Undervaluation—Determining the intrinsic value of a business is the heart of the team's research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company's

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future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

•  Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

•  Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

•  Shareholder-Oriented Management—The team's research process attempts to identify management teams with a history of building value for shareholders.

Companies that qualify through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team's estimate of the company's intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts, subject to adjustments for investment-related concerns, including diversification, risk management and liquidity.

As part of the investment process, the team considers financially material ESG factors alongside other fundamental research. The team supplements its research with data from third-party ESG research providers to assess ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks.

In managing its portion of the fund's assets, Hotchkis & Wiley seeks to invest in equity securities of large capitalization companies that it considers to be undervalued, and in particular, companies whose future prospects it believes are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, Hotchkis & Wiley does not employ predetermined rules for sales; rather, Hotchkis & Wiley evaluates each sell candidate based on the candidate's specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification.

As part of Hotchkis & Wiley's investment process, the investment team evaluates general and industry-specific ESG factors that the firm believes to be the most financially material to a company's short-, medium-, and long-term enterprise value. Hotchkis & Wiley believes this evaluation contributes to its overall analysis of a company's value creation for shareholders and future financial performance.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. As of July 31, 2025, the Russell 1000® Growth Index included companies with a market capitalization range of approximately $828 million and $4.3 trillion. The market capitalization range and the composition of the Russell 1000® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US (including an emerging market country) where the principal trading market for the issuer's securities is in a country other than the US (including an emerging market country). Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). J.P. Morgan Investment Management Inc. ("J.P. Morgan"), GQG Partners LLC ("GQG") and Polen Capital Management, LLC ("Polen") currently serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly,

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quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its portion of the fund, J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of US companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. J.P. Morgan's analysis focuses on companies where the market has started to recognize the existence of positive fundamentals or where structural reasons exist for companies to continue to exceed market expectations over the intermediate to long-term.

J.P. Morgan may sell a security for several reasons. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

J.P. Morgan's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. J.P. Morgan utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. J.P. Morgan's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

In managing its portion of the fund's assets, GQG typically pursues a "growth style" of investing as it seeks to capture market inefficiencies which it believes are driven by investors' propensity to be short-sighted and overly focused on quarter-to-quarter price movements rather than a company's fundamentals over a longer time horizon (5 years or more). GQG believes that this market inefficiency tends to lead investors to underappreciate the compounding potential of quality, growing companies. To identify this subset of companies, GQG generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts to GQG's proprietary screening process that seeks to identify suitable companies based on several quality factors, such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as GQG seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. Specifically, GQG seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. GQG seeks to outperform peers over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle. Many of the stocks in which GQG invests may be considered "growth" stocks, in that they may have, relative to the S&P 500 Index, above-average rates of earnings growth over a 3-5 year time horizon, and thus may experience above-average increases in stock prices, subject to GQG's criteria for quality. GQG may also purchase stocks that would not fall into the traditional "growth" style box. GQG relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on "top-down", macro-based criteria.

GQG may sell a company if it believes that the company's long-term competitive advantage or relative earnings growth prospects have deteriorated, or GQG has

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otherwise lost conviction that the company reflects a higher quality opportunity than other available investments on a forward-looking basis. GQG also may sell a company if the company has met its price target or is involved in a business combination, if GQG identifies a more attractive investment opportunity, or if GQG wishes to reduce its portion of the fund's exposure to the company or a particular country or geographic region.

GQG considers financially material ESG factors in some instances where its investment team determines that ESG topics are material to the investment decision and where ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. GQG utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. GQG's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

In managing its portion of the fund's assets, Polen invests in a focused portfolio of common stocks of large capitalization companies that it believes have a sustainable competitive advantage. Polen utilizes a bottom-up investment process that uses independent research to screen and identify investment candidates and build a concentrated and high-conviction portfolio of approximately 20 to 30 high-quality, durable and, in the view of the portfolio managers, lower-risk businesses. Polen employs financial and qualitative criteria (or guardrails) consistently, regardless of where a company is based or the industry or space in which it competes. These guardrails effectively shrink the investable universe from several thousand listed stocks to approximately 150 investment candidates, making Polen's investment process relatively efficient.

As well as bringing consistency and transparency to the investment process, Polen believes that its financial guardrails build in a strong bias toward larger capitalization businesses with organic growth at stable to increasing margins, little or no debt, high conversion of accounting earnings to cash flow and sustainably high returns on capital (typically above 20% on an economic basis). Businesses that employ financial engineering to enhance growth, as well as those that employ meaningful amounts of debt relative to cash flow, are likely to fall outside Polen's guardrails. Further, Polen's quality guardrails tend to eliminate companies classified in sectors such as financials, industrials, energy, materials, utilities, and real estate. Polen's sell discipline is the mirror image of its buy discipline. Polen strives for unemotional selling whenever a holding no longer clearly meets its financial and quality guardrails.

Polen believes stock prices follow earnings growth over time and it expects investment performance will be driven by business performance measured by earnings (the average rate of compound earnings per share growth) over a typical holding period. Polen aims to gain a thorough understanding of each business, its margin of safety, growth prospects, competitive moat, industry dynamics and management track record. The investment team also analyzes any material ESG-related risks. This deep-dive research involves a thorough examination of SEC filings, news releases, management presentations, earnings announcements and related conference calls, and any other relevant public information. The portfolio managers are responsible for the final determination anticipating that each investment candidate will contribute positively to the portfolio's earnings growth while presenting a minimal level of risk.

The investment guardrails limit portfolio holdings, and any candidates for investment are those Polen views as more sustainable and predictable businesses, which gives Polen an extra degree of confidence in its estimates of long-term earnings growth. Polen's earnings estimates are based on conservative assumptions and are cash-adjusted to improve comparability and overcome the complexity of different accounting systems. The expected return calculations also factor in the return of capital to shareholders (dividends or share buybacks) provided they are funded with excess cash flow beyond the company's investment requirements. An investment candidate is generally added to the portfolio only if Polen expects it to generate a double-digit annualized return over a 5-year holding period.

Once an investment candidate has been included in the portfolio, Polen begins a process of ongoing monitoring and review of the business, designed mainly to identify any changes to an investment case. Companies in the

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portfolio are subject to continued quantitative screens and fundamental analysis. If a holding no longer meets the criteria that the investment team is looking for, then a decision is made to sell it irrespective of the market.

Polen's investment process integrates material ESG considerations into the research process for all portfolio holdings. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Polen utilizes its internal analysis to assess sustainability and/or ESG risks, as well as opportunities created through the company's ability to deliver value for its stakeholders. Data from third-party ESG research providers is used as an input to assess sustainability and/or ESG risks, however, Polen relies on its own research and judgment to make investment decisions. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. As risks are inherent for every business, Polen's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. As of July 31, 2025, the Russell 2500® Value Index included companies with a market capitalization range of approximately $21 million and $28 billion. The market capitalization range and the composition of the Russell 2500® Value Index are subject to change. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick"), Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory") and ARGA Investment Management, LP ("ARGA") currently serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual

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responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and a disciplined investment process to identify high-quality companies that are characterized by differentiated resilient business models, solid balance sheets and free cash flow generation, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's research philosophy is founded on the principle that first-hand fundamental research is essential in order to make sound, long-term investment decisions. Kayne Anderson Rudnick utilizes a research process that carefully looks at a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model, and competitive advantages. The sustainability of the business model is continuously evaluated in light of changing business conditions. In addition, Kayne Anderson Rudnick evaluates management's strategies, financial goals, track record, and shareholder value orientation. Financial analysis involves a historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on both an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe using a variety of proprietary models to establish the value of a business under various scenarios.

Kayne Anderson Rudnick's portfolio managers, in consultation with analysts, establish price ranges for each security held by the fund. These prices are developed in consideration of expected return and comparative valuation, and are actively monitored. Sector weights are also evaluated.

Kayne Anderson Rudnick's investment process integrates financially material governance and sustainability considerations into the research process for all portfolio investments and portfolio holdings. This integration is driven by taking into account material governance and/or sustainability risks which could impact the com-

pany's long-term competitive advantage(s) rather than being driven by specific ethical principles or norms. Kayne Anderson Rudnick utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Kayne Anderson Rudnick's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

In managing its segment of the fund's assets, Victory seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. Victory employs a value-oriented approach that focuses on securities that offer value with improving investor sentiment. Victory finds these value-oriented investments by, among other things: (1) rigorously analyzing the company's financial characteristics and assessing the quality of the company's management; (2) considering comparative price-to-book, price-to-sales, and price-to-cash flow ratios; and (3) analyzing cash flows to identify stocks with the most attractive potential returns.

Victory regularly reviews its investments and will sell securities when it believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with Victory's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

Victory's investment process integrates what the manager believes to be material ESG considerations into the research process as part of the overall investment mosaic. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Victory utilizes data from third-party ESG research providers to assess ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Victory's portfolio managers may still invest in securities which present ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

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In managing its segment of the fund's assets, ARGA invests in what it believes to be under-valued businesses based on long-term earnings power and dividend-paying capability. ARGA's investment approach is based on fundamental research and present value. ARGA believes investor sentiment and management behavior create recurring investment opportunities. ARGA's strategy is based on a view that, at times, companies face temporary challenges from macroeconomic, regulatory, industry or company-specific factors that impact fundamentals, and that although such factors are frequently transitory in nature, they can have a disproportionate adverse impact on a company's valuation. As these factors dissipate over a longer horizon and companies overcome these temporary setbacks, valuations recover. ARGA uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on expected long-term earnings and dividends. ARGA limits downside risk through company stress tests, diversification across industries, geographies and currencies and adherence to portfolio construction guidelines that balance return and risk. ARGA considers economic conditions, company quality and environmental, social and governance matters that may magnify risk. As ARGA does not consider market indices, there may be periods when the strategy's performance fluctuates widely from market indices.

ARGA's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. ARGA utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. ARGA's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. As of July 31, 2025, the Russell 2500® Growth Index included companies with a market capitalization range of approximately $56 million and $28 billion. The market capitalization range and the composition of the Russell 2500® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"),

the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within

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the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

In managing its segment of the fund's assets, Calamos seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Calamos uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Calamos forms an investment decision based on this research and an assessment of the market's perception of these companies. Calamos may invest in any sector, may emphasize one or more particular sectors and may sell a company's stock when it believes a company's prospects for growth have diminished. Calamos may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.

Calamos' investment process integrates material ESG considerations into the research process of portfolio investments and portfolio holdings for which ESG data is available. Calamos' approach to ESG integration is one that is "non-concessionary", meaning that it does not actively sacrifice performance over any ESG criteria. Calamos utilizes data from third-party ESG research providers to support the assessment of sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Calamos' portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

Jacobs Levy invests in small- and mid-cap growth stocks for the fund using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. Jacobs Levy's security evaluation process focuses on the modeling of a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, security prices and other information. This approach is intended to promote investment exposure across securities, industries, and sectors, while managing risk exposures relative to an underlying benchmark. The range of models used by Jacobs Levy is intended to provide the fund with exposure to numerous potential opportunities.

Jacobs Levy integrates material ESG considerations into its quantitative factor model research process. The only consideration in vetting any factor model for inclusion in its investment process is whether the factor is expected to improve returns and/or reduce portfolio risk. The firm's investment process includes some models based on ESG principles which Jacobs Levy believes, through its research, have the potential to improve returns and/or reduce portfolio risk. Jacobs Levy utilizes data in its model research and investment processes from third-party ESG research providers. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may be represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund bor-

rows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management LLC ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a sub-

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advisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian utilizes a strategy that uses fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis. Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Mondrian's investment process integrates financially material sustainability and/or ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account financially material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Mondrian utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Mondrian's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30"). Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment

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returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

Los Angeles Capital's investment process integrates material ESG factors into the investment process for actively managed portfolios. ESG integration is driven by taking into account material sustainability and ESG risks that could impact investment returns, rather than being driven by specific ethical principles or norms. Los Angeles Capital utilizes data from third-party ESG research providers in its Model process and also conducts its own research to help assess risks and opportunities associated with sustainability and ESG. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Los Angeles Capital's portfolio managers may still invest in securities which present sustainability or ESG risks, including where the portfolio managers believe the potential for benefit outweighs the risks identified.

In managing its segment of the fund's assets, Baird endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Baird believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Baird has a long-term time horizon.

Baird's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Baird primarily uses internal research to assess sustainability and/or ESG risks for ESG integration. Data from third-party ESG research providers is used to supplement primary research. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Baird's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries, and may be represented by investments in securities of other investment companies that invest primarily in equity securities that are tied economically to emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies, including ETFs, that invest in emerging markets. The fund invests in securities of companies with varying market capitalizations.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the subadvisor(s). William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("Redwheel") and ARGA Investment Management, LP ("ARGA") currently serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its portion of the fund's assets, William Blair invests in a portfolio of equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the

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universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis.

To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. In making country allocation decisions, William Blair considers such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

William Blair's assessment of current and prospective portfolio holdings typically integrates an analysis of applicable ESG factors. For the equity strategies, William Blair believes ESG factor integration assists the investment teams to better understand the risks and the opportunities that may affect the company's business or operations. ESG factors are considered based on criteria developed by William Blair's investment teams, and they are integrated with other relevant factors to provide a holistic assessment of companies. The emphasis on ESG factors depends on the extent to which William Blair believes such factors will have a significant impact on a company's financial performance during the applicable investment horizons, taking into account the relevant industry and unique circumstances of each company.

In managing its segment of the fund's assets, Redwheel combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with attractive risk/return profiles based, in part, on Redwheel's experience investing in a wide range of markets at various stages of development. Redwheel's strategy focuses on companies that demonstrate robust growth characteristics and are undervalued by investors. Redwheel first performs qualitative and quantitative macroeconomic research regarding environment and potential tailwinds and headwinds for regions and countries, which then drives its bottom-up research on specific companies. Macroeconomic factors that Redwheel considers in its investment process include strength of the business cycle, inflation management, foreign exchange reserves, current account balance, fiscal policy, gross domestic product growth, and monetary policy. These factors are subsequently analyzed along with institutional and political factors. Redwheel may adjust its strategy to help manage the segment's liquidity and position sizing, and may sell a security that reaches its price target or that is negatively impacted by changes in macroeconomic conditions or geographic-, sector- or issuer-specific factors.

The Redwheel Emerging and Frontier Markets Team ("Team") systematically integrates sustainability-related risks, impacts, and opportunities into stock analysis to strengthen risk management and safeguard shareholder value. Evaluating a company's sustainability profile is an essential part of the fundamental review for each holding and is consistently applied by the lead analyst across all securities, and is visible in the buylist reports. Sustainability factors are embedded throughout due diligence and monitoring, informed by internal research, company disclosures, and third party data. This process and framework is designed to identify material sustainability considerations with potential financial implications and highlight opportunities—particularly in corporate governance and transparency—to enhance resilience and long-term valuation. Active ownership further supports integration through responsible proxy voting and ongoing engagement with management. Companies exhibiting sustainability-related weaknesses may remain investable where there is a credible and time bound plan for remediation and alignment with the Team's sustainability standards.

In managing its segment of the fund's assets, ARGA invests in what it believes to be under-valued businesses

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based on long-term earnings power and dividend-paying capability. ARGA's investment approach is based on fundamental research and present value. ARGA believes investor sentiment and management behavior create recurring investment opportunities. ARGA's strategy is based on a view that, at times, companies face temporary challenges from macroeconomic, regulatory, industry or company-specific factors that impact fundamentals, and that although such factors are frequently transitory in nature, they can have a disproportionate adverse impact on a company's valuation. As these factors dissipate over a longer horizon and companies overcome these temporary setbacks, valuations recover. ARGA uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on expected long-term earnings and dividends. ARGA limits downside risk through company stress tests, diversification across industries, geographies and currencies and adherence to portfolio construction guidelines that balance return and risk. ARGA considers economic conditions, company quality and environmental, social and governance matters that may magnify risk. As ARGA does not consider market indices, there may be periods when the strategy's performance fluctuates widely from market indices.

ARGA's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. ARGA utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. ARGA's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Principal investments

The fund seeks to achieve its objective of total return by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager, considers "total return" to include income and capital appreciation, and income to include interest and dividends/distributions. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

Management process

The fund employs a "manager of managers" structure. UBS AM, the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). MFS currently serves as the fund's subadvisor. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing the fund's assets, MFS invests the fund's assets primarily in equity securities with a focus on investments in equity REITs as well as similar entities formed under the laws of non-US countries. MFS may

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also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments. While issuers of real estate-related investments tend to have small-to-medium market capitalizations, MFS may invest the fund's assets in real estate-related investments of any size. MFS typically allocates the fund's investments across different REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing and special use facilities, but may from time to time focus the fund's investments in any one or a few of these areas. MFS normally invests the fund's assets across different countries and regions, but may invest a significant percentage of the fund's assets in issuers in a single country or region. MFS may invest a significant percentage of the fund's assets in a single issuer or a small number of issuers. MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered in selecting investments for the fund may include an issuer's management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations.

MFS' investment process integrates financially material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account financially material ESG risks and opportunities which could impact investment returns, rather than being driven by specific ethical principles or norms. MFS utilizes data from third-party ESG research providers to assess ESG risks and opportunities. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. MFS' portfolio managers may still invest in securities which present ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Long-term capital appreciation.

Principal strategies
Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations, including common stock, rights, warrants and securities convertible into stocks. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including ETFs, and in structured securities.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and primary provider of investment advisory services, allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures, and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). Aviva Investors Canada Inc. ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital, Electron Capital Partners, LLC ("Electron"),

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Fulcrum Asset Management LLP ("FAM") and Lazard Asset Management LLC ("Lazard") currently serve as the fund's subadvisors. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The allocation of the fund's assets between subadvisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

UBS AM, Aviva, PCJ, Kettle Hill, Electron, FAM and Lazard employ the following portfolio management strategies:

•  Opportunistic Strategy (UBS AM);

•  Global Unconstrained Multi-Strategy Approach (Aviva);

•  Absolute Return Equity Market Neutral Strategy (PCJ);

•  Long/Short US Small Cap Equity Strategy (Kettle Hill);

•  Long/Short Global Equity Strategy (Electron);

•  Diversified Macro Strategy (FAM); and

•  Convertible Arbitrage Strategy (Lazard).

Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS AM also may utilize additional or changes to investment strategies with the current subadvisors subject to the oversight of the fund's board of trustees.

Opportunistic Strategy—UBS AM allocates a portion of the fund's assets primarily to other unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

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Global Unconstrained Multi-Strategy Strategy—Aviva seeks to deliver returns by identifying investment ideas and opportunities across and within asset classes. After evaluating these ideas, Aviva decides how to implement a select number of them in investment strategies within the portfolio in light of the fund's objectives. Strategies may involve buying a share on the market or buying a derivative with the option to buy the share at a future date. Aviva believes multi-strategy investing provides it with many ways to reflect ideas more precisely than is possible in traditional funds.

Aviva may make significant investments in derivatives, such as futures, options, swaps, swaptions and forwards, by taking long and synthetic short positions in markets, securities and baskets of securities. Derivatives usage may include, but is not limited to, derivatives on interest rates, inflation rates, bonds, credit, equity, financial indices, volatility, dividend payments and currencies. Derivatives may be utilized for hedging, efficient portfolio management and other investment purposes, and may be exchange-traded or traded over-the-counter.

The portfolio managers pick diverse strategies that can take views on asset classes, sectors, currencies, interest rates, inflation and volatility. The portfolio managers pick a range of strategies expected to work well together whether markets are rising or falling so that Aviva's portion of the fund can deliver growth while managing volatility.

The following three beliefs underpin Aviva's investment process and portfolio construction:

•  Markets are not efficient—markets are quick to embed information but not always the correct information, potentially leading to large swings in sentiment.

•  Markets are more focused on the short term than the medium-to-long term. Aviva's medium-term investment outlook is significantly longer term in nature than many market participants, allowing Aviva to benefit from the resulting market inefficiencies. This provides an opportunity to find investment ideas and capture attractive risk-adjusted returns more consistently over a medium-to-long term investment period.

•  Diversification is of the same importance as idea generation. Moreover, Aviva believes that a portfolio con-

struction process that recognizes the importance of risk is essential for building a well-diversified portfolio.

Aviva's portfolio managers allocate assets between investment strategies depending on how much each strategy contributes to fund risk. The fund does not seek to beat a benchmark index or peer group. Consequently, the portfolio managers can invest as much or as little as they want across asset classes and geographies. The portfolio managers and dedicated risk managers monitor how well Aviva's strategies work together in diversifying risk across the fund, resizing positions or rebalancing the portfolio as appropriate.

Aviva's dedicated risk managers are solely focused on AIMS funds and are integral to portfolio construction. They use long-term and short-term ex-ante risk models, together with hypothetical and historical scenario stress tests to provide the framework for their analysis. Critically, these models and tests alone are not sufficient validation for risk; a negative result means that the portfolio management team will not implement a position. However, even positive results from the models and tests are analysed by the on-desk risk team and portfolio managers, who use their experience to interpret the results in the context of the prevailing market.

Liquidity of underlying instruments is a key consideration in the portfolio construction process. Positions held by the fund should be scalable and easily exited, should the need arise. Aviva aims to minimize the frequency of dealing via entering/exiting positions, but may adjust position sizing as required.

The ideas proposed by investment experts across Aviva's business are broadly grouped into "market strategies", "opportunistic strategies" or "risk-reducing strategies". There are no fixed levels of exposure to these categories of strategies as the most attractive ideas will drive the category allocations at any one time.

Market strategies focus on harvesting the risk premia from traditional asset markets which Aviva believes offer attractive long-term returns. Opportunistic strategies aim to profit from market mispricing that may exist due to market segmentation, central bank intervention or regulatory changes. Aviva believes opportunities can be created by market panics or beliefs driven by external events. For instance, a particular market or sector may become undervalued compared to others due to overre-

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action to a short-term event. Aviva aims to generate positive returns over the medium-term, depending on a broadly positive market environment and irrespective of the business cycle.

Risk-reducing strategies aim to generate offsetting positive returns during periods of market stress or if the Aviva House View does not play out, and flat to mildly positive returns when Aviva House View does play out. Risk-reducing strategies would be expected to perform particularly strongly in a weaker broad market environment. Such strategies would act similar to a hedging strategy that does not incur additional costs to implement.

Aviva's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Aviva utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Aviva's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

Absolute Return Equity Market Neutral Strategy—PCJ's investment objective is to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios. The strategy is a non-traditional investment product that seeks to generate absolute returns through security selection (primarily in Canadian and US stocks) while targeting low volatility and correlation to market movements. PCJ strives to achieve this objective primarily by investing in attractively valued securities with superior fundamentals such as valuations, growth profiles and profitability, while hedging by taking short positions in securities that present an inferior return profile as a way to minimize market risk. Securities in which the strategy may invest include cash, money market instruments, debt instruments, currencies and derivatives including, but not limited to, exchange traded futures contracts on equities, bonds and commodities.

PCJ's investment process may integrate material ESG considerations into the research process for portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. PCJ utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs that may be subjective and thus presents risks. PCJ's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

Long/Short US Small Cap Equity Strategy—Kettle Hill employs a strategy that is characterized by a value orientation with an emphasis on identifying potential intermediate-term catalysts that will drive share price performance. The combination aims to create a differentiated strategy with roots in a value discipline with some elements of growth investing. The strategy is further enhanced by active portfolio management and trading.

The strategy seeks to identify companies undergoing material dynamic change not yet recognized by the market. Kettle Hill seeks to anticipate significant changes in earnings at companies by looking for long investments that are characterized by companies undergoing earnings growth with low valuations and potentially low downside risk. Potential short investments include companies in secular decline, with what Kettle Hill views as poor management teams, deteriorating fundamentals, and/or less diversified business models that face specific negative catalysts in the near- or mid-term.

The nature of an identified catalyst may be positive or negative and the corresponding opportunities long or short. The types of catalysts that drive meaningful changes in earnings include new products, new management, restructuring programs, recapitalizations, acquisitions, divestitures, spin-offs, initial public offerings, liquidity events, financings, large changes in the supply/demand balance and/or changes in the competitive structure of the applicable industry. Such events and conditions may lead to significant price movements which Kettle Hill seeks to capture. Given the specific nature of these changes or events, Kettle Hill believes

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that these price changes will sometimes be uncorrelated to small cap indices.

The strategy is meant to strike a balance between the return potential of the individual securities and the risks embedded in the marketplace, especially those associated with the small cap sector. Net exposure may vary substantially as a result of Kettle Hill's bottom up investment process and overall view of the market.

Long/Short Global Equity Strategy—Electron employs a long/short global equity strategy with a goal to achieve significant risk-adjusted returns irrespective of the direction of broader markets around the world. Electron's total investable universe of global clean energy, infrastructure, and utility stocks-collectively making up the "energy transition"-is extensive. Through bottom-up fundamental analysis, Electron attempts to uncover both undervalued and overvalued securities and event-driven special situations. Electron will position its portion of the portfolio accordingly to capitalize on such analysis. In addition, this bottom-up analysis seeks to benefit from a top-down analysis of both industry variables (e.g., market structure changes, legislative and regulatory changes, commodity prices, etc.) and macroeconomic variables (e.g., interest rates, foreign exchange rates, country risks, etc.). While Electron's opportunity set and investable universe has grown, its repeatable investment process continues to focus on fundamental, bottoms-up investing against the backdrop of large-scale structural change at company, sector, and geographic levels. The investment team's investment research philosophy rewards value added performance to the entire portfolio rather than individual positions. While each investment professional has distinct regional and subsector expertise, the team effectively runs one pool of capital, which allows for a collegial, free flow of ideas across Electron's entire global investable universe. This is important as each region and subsector Electron invests in typically provides valuable insights into the rest of the portfolio-as each has an important role within the energy transition value chain.

Stocks covered within Electron's investable universe include standalone wind, solar, biomass, and hydrogen fuel cells, batteries, efficiency plays (e.g., smart homes/meters), and electric vehicles ("EVs"). Electron continues to invest in clean energy sources and has seen explosive growth in new companies and attractive opportunities within this sector-both long and short.

Infrastructure assets have historically been a core allocation within Electron's portfolio. Stocks within Electron's investable universe have primarily consisted of real assets-bridges, tunnels, toll roads, ports, and airports. These companies typically have regulated rates of return, long-dated spending plans, and are able to pass through rising inflation costs overtime, making them attractive assets to investors. More recently, Electron's infrastructure portfolio has evolved to include companies focused on EV charging infrastructure, as well as engineering and construction of transmission and distribution networks to meet the growing consumer demand for green electricity (i.e., EVs, utility/residential solar and wind, smart residential/commercial buildings, etc.).

Utility stocks, particularly those transitioning their generation fleet from dirty (i.e., coal) to clean (i.e., solar/wind), are foundational to Electron's portfolio and research process. Stocks within Electron's investable universe include electric, gas, water, and waste utilities.

Electron's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Electron utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Electron's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

In managing its segment of the fund's assets, FAM seeks to generate absolute returns in all market conditions over rolling five-year periods, with low sensitivity to stocks and bonds. FAM's strategy is implemented by investing globally either directly, or through derivatives, in a broad range of instruments, including, but not limited to, equity, fixed income, currency, commodity, credit derivative and cash instruments (including U.S. treasury bills). Derivatives, including futures, forwards, options and swaps, are utilized for investment and for hedging purposes.

FAM's investment approach is driven by the following principles:

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•  Guided by theory-FAM follows a disciplined and repeatable investment process to translate insights from economic and financial theory into real-world investment strategies.

•  Backed by empirical evidence-FAM's investment process builds on the principles of modern finance: diversification, understanding the sources of risk and return, and examination of market anomalies. FAM believes that efficient information processing and a scientific approach, combined with careful risk management, can produce superior investment outcomes.

•  Unconstrained by traditional benchmarks-FAM's unconstrained investment approach allows it to think innovatively about achieving its clients' objectives by investing across time horizons, asset classes and regions.

The strategy consists of three proprietary and complementary sub-strategies combining discretionary and systematic inputs. The sub- strategies are Dynamic Asset Allocation, Discretionary Macro and Diversifying Strategies, and described in more detail below.

Dynamic Asset Allocation (DAA)-medium-term directional views across global equities, commodities and bonds, based on its reading of the macroeconomic environment, expected asset class returns and the correlations between assets. Over the long term, 30%-40% of FAM's allocated portion of the fund's portfolio is expected to be allocated to the DAA sub-strategy. FAM also applies an option-based overlay to protect against large losses and achieve a more stable risk profile over time.

Discretionary Macro (DM)-shorter term trading of opportunities that arise from large macroeconomic shocks, abrupt policy shifts, or changes in liquidity and investor sentiment. Over the long term, 50% of FAM's allocated portion of the fund's portfolio is expected to be allocated to the DM sub-strategy.

Diversifying Strategies (DS)-medium-term trend following trading technical signals on over 170 markets. Over the long term, 10% of FAM's allocated portion of the fund's portfolio is expected to be allocated to the DS sub-strategy.

The combination of the three sub-strategies, together with a strict application of risk management and portfo-

lio construction, give rise to the Diversified Absolute Return Strategy.

FAM's investment process integrates material ESG considerations into the research process for certain portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. FAM utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. FAM's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

Convertible Arbitrage Strategy—Lazard invests primarily in convertible fixed income and preferred securities (including those rated below investment grade ("junk")). The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility and investing primarily in small and mid cap companies. Lazard also will utilize selective strategy level and position level hedges, primarily through short selling and derivatives, seeking to minimize macro risk (equity and credit) and interest rate risk. Lazard may invest in convertible debt and preferred securities of any maturity and any quality. Convertible securities held generally are expected to have maturities between three and seven years at the time of investment, or between five and seven years if invested at issuance. Preferred securities generally are of perpetual maturities, callable at various points determined by the issuer. The portfolio management team utilizes bottom up fundamental credit, equity and quantitative analysis in conjunction with top down macroeconomic analysis to identify individual securities believed to offer compelling value versus comparable risk return.

Lazard's investment process integrates material ESG considerations into the research process for portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Lazard utilizes data from third-party ESG research providers to assess

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sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Lazard's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Additional information about investment objectives

The investment objective of each fund is nonfundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about principal risks

The main risks of investing in the funds are described below. As indicated in the table below, not all of these risks are main risks of investing in each fund. The table below summarizes the main risks of investing in each fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments

Ranking	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
1	Mortgage- related securities risk	Interest rate risk	Credit risk	Municipal securities risk	Interest rate risk	High yield securities ("junk bonds") risk
2	Interest rate risk	Credit risk	Interest rate risk	Interest rate risk	Credit risk	Credit risk
3	Credit risk	High yield securities ("junk bonds") risk	High yield securities ("junk bonds") risk	Credit risk	Foreign investing risk	Interest rate risk
4	US government securities risk	Mortgage-related securities risk	Mortgage-related securities risk	Related securities concentration risk	Foreign custody risk	Loan Investments risk
5	Prepayment risk	Prepayment risk	Prepayment risk	Prepayment risk	Mortgage- related securities risk	Valuation risk
6	Arbitrage trading risk	US government securities risk	US government securities risk	Liquidity risk	US government securities risk	Foreign investing risk
7	Short sales risk	Municipal securities risk	Structured security risk	Market risk	Sovereign debt risk	Market risk
8	Portfolio turnover risk	Structured security risk	Foreign investing risk	Management risk	China risk	Liquidity risk
9	Floating or variable rate securities risk	Investment company risk	Foreign currency risk		High yield securities ("junk bonds") risk	Leverage risk associated with financial instruments
10	Market risk	Portfolio turnover risk	Sovereign debt risk		Investment company risk	Derivatives risk
11	Liquidity risk	Floating or variable rate securities risk	Municipal securities risk		Prepayment risk	Investment company risk
12	Leverage risk associated with financial instruments and practices	Loan investments risk	Repurchase agreements risk		Portfolio turnover risk	Management risk
13	Management risk	Foreign investing risk	Investment company risk		Floating or variable rate securities risk
14		Equity risk	Loan investments risk		Market risk
15		Market risk	Equity risk		Liquidity risk
16		Liquidity risk	Portfolio turnover risk		Leverage risk associated with financial instruments

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Ranking	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
17		Leverage risk associated with financial instruments	Floating or variable rate securities risk		Derivatives risk
18		Derivatives risk	Market risk		Swap agreement risk
19		Swap agreement risk	Liquidity risk		Management risk
20		Management risk	Leverage risk associated with financial instruments
21			Derivatives risk
22			Swap agreement risk
23			Management risk
24			Multi-manager risk

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments

Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
1	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk
2	Sector risk	Sector risk	Limited capitalization risk	Limited capitalization risk	Foreign investing risk	Foreign investing risk	Real estate industry risk	Sector risk
3	Foreign investing risk	Foreign investing risk	Sector risk	Sector risk	Emerging market risk	Emerging market risk	Real estate investment trust risk	Credit risk
4	Market risk	Market risk	Foreign investing risk	Market risk	Foreign currency risk	Foreign currency risk	Sector risk	Interest rate risk
5	Leverage risk associated with financial instruments	Liquidity risk	Market risk	Foreign investing risk	Foreign custody risk	Foreign custody risk	Foreign investing risk	Foreign investing risk
6	Initial public offerings risk	Initial public offerings risk	Risk associated with value investing management risk	Model and data risk	Short sales risk	Geographic concentration risk	Foreign currency risk	Foreign currency risk
7	Limited capitalization risk	Limited capitalization risk	Management risk	Management risk	Market risk	China risk	Foreign custody risk	Sovereign debt risk
8	Model and data risk	Interest rate risk	Multi- manager risk	Multi- manager risk	Leverage risk associated with financial instruments and practices	Limited capitalization risk	Limited capitalization risk	Limited capitalization risk
9	Risk associated with value investing	Credit risk			Credit risk	High yield securities ("junk bonds") risk	Leverage risk associated with financial instruments	High yield securities ("junk bonds") risk
10	Management risk	Management risk			Derivatives risk	Market risk	Market risk	US government securities risk
11	Multi- manager risk	Multi- manager risk			Investment company risk	Investment company risk	Liquidity risk	Short sales risk
12					Model and data risk	Model and data risk	Initial public offerings risk	Valuation risk
13					Management risk	Credit risk	Interest rate risk	Structured Security risk

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Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
14					Multi- manager risk	Interest rate risk	Multi- manager risk	Aggressive investment risk
15						Management risk	Management risk	Arbitrage trading risk
16						Multi- manager risk		Derivatives risk
17								Swap agreement risk
18								Portfolio turnover risk
19								Liquidity risk
20								Market risk
21								Leverage risk associated with financial instruments and practices
22								Investment company risk
23								Model and data risk
24								Multi- manager risk
25								Management risk

Aggressive investment risk. PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment advisor may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Arbitrage trading risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner or not perform as intended, causing the fund to realize losses.

China risk (PACE International Emerging Markets Equity Investments and non-principal risk for PACE Global Fixed Income Investments, PACE International Equity Investments and PACE Alternative Strategies Investments). There are spe-

cial risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value and liquidity of a fund's investments while attempts by the government of China to exert greater control over Hong Kong's economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks; inefficiencies resulting from erratic growth; the unavailability of con-

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sistently reliable financial data; asset price volatility; limited accessibility; currency devaluation; absence of operating history for companies; and lack of accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the United States as economic and strategic competition between the United States and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Difficulties of the US Public Company Accounting Oversight Board ("PCAOB") to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of US reporting companies may also impose significant additional risks associated with investments in China. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies. The Chinese government exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People's Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. The willingness and ability of the Chinese government to support freer markets is uncertain and there is a risk of intervention by the Chinese government in contractual agreements. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. The universe of share issues currently available to foreign investors in China may be limited as compared with the universe of equity securities available in other markets.

A fund may also invest in US- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable inter-

est entity ("VIE"). For investments using a VIE structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based entity (and/or related persons). Investments through a VIE structure are subject to the risk that a counterparty will breach its contracts with the listed company that holds such contractual rights; that any breach of such contracts will likely be subject to Chinese law and jurisdiction; and that Chinese law may be interpreted or change in a way that affects the enforceability of such arrangements, or contracts between the China-based entity (and/or related persons) and the listed company may otherwise not be enforceable under Chinese law. As a result, the market value of the fund's associated holdings would likely be significantly negatively impacted, which may result in significant losses with little or no recourse available. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause the impacted VIE-structured holding(s) to suffer losses and adversely affect the fund. Further, investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based entity and the stockholders of the listed company, which may adversely impact the value of the investments of the listed company.

Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

Reduction in spending on Chinese products and services, a slowdown in the housing construction and development markets, institution of tariffs or other trade barriers, trade or political disputes with China's major trading partners, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. Trade disputes may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individ-

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ual companies and/or large segments of China's export industry, which could have a negative impact on the fund's performance. Investments in China also face the risks associated with increasing competition from Asia's other low-cost emerging economies.

Additionally, emerging market countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Chinese taxes that may apply to the fund's investments include income tax or withholding tax on dividends, interest or gains earned by the fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund. Finally, brokerage commissions, due diligence costs, and other fees may be higher for securities traded in Chinese markets than more developed markets.

Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment's value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Moreover, in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality. Bonds that are not investment grade, which are commonly known as "junk bonds," involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. Certain derivative transactions may also have a leveraging effect on a fund. For example, a small investment in a derivative instrument may have a significant impact on a fund's exposure to interest rates, currency exchange rates or other investments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, a fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses involving some options, futures, and other derivatives may be substantial, and in some cases losses may exceed the amount of the fund's initial investment. In addition, if a fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Under Rule 18f-4 related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies, the funds have adopted a derivatives risk management program and appointed a derivatives risk manager that manages the program and communicates to the board of the funds. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of a fund to sell or otherwise close out the derivatives at a favorable price, if at all); interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations); operational risk (risk related to potential operational issues); and legal risk (the possibility of insufficient documentation, capacity or authority of a counterparty; or legality or unenforceability of a contract). Finally, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital

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gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Emerging market risk. The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions (such as expropriation or nationalization), greater risks of political and civil instability or the absence of accurate information about emerging market issuers. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers, which may increase the potential for market manipulation. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Additionally, the fund may have substantial difficulties exercising its legal rights or enforcing a counterparty's or issuer's legal obligations in certain jurisdictions outside of the United States, and it may be more difficult for US regulators to bring enforcement actions against such issuers, which can increase the risks of loss. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which a fund may invest may experience high transaction costs, possible foreign controls on investment, less stringent investor protections, high rates of inflation or deflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Moreover, foreign companies with securities listed on US exchanges may be delisted if they do not meet US accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the those securities.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect real or perceived changes in the issuing company's financial condition and changes in the overall market or industry, or political changes. The value of these securities may decline due to general market conditions, not specific to a particular company or industry. Common stocks generally represent the riskiest investment in a company. Preferred stocks in which a fund may invest are also sensitive to interest rate changes, credit risk, risks related to deferred and omitted distributions, limited voting rights, liquidity risk, and risks related to regulatory changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

Floating or variable rate securities risk. Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk. Additionally, these securities may decline in value if their coupon/interest rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed rate securities of the same maturity.

Foreign custody risk. A fund investing in foreign securities may hold such securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and securities depositories may be subject to less regulatory oversight.

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Further, the laws of certain countries may limit a fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally, custody expenses often are more expensive outside the US, which may result in higher operating expenses for a fund. Investments in emerging markets may be subject to even greater custody risks and costs than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad, such as the imposition of international sanctions and other similar measures, to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, unfavorable government actions, less public information and less stringent investor protections and disclosure standards. Political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers and foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the fund's ability to buy and sell securities when desired. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. While it is not possible to determine the precise impact such events may have on the fund, the impact on European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in Europe and globally, which may adversely affect the value of a fund's investments. Investments in foreign government bonds involve special risks because the investors (such as the fund) may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Geographic concentration risk. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and nonpayment of interest (including subordination to other creditors and default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are considered to be speculative and are particularly sensitive to changes in interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, and more likely to be subject to an issuer's downgrade than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded, lack publicly available information, may be more difficult to sell and value than higher rated fixed income securities of a similar maturity, and may have redemption features allowing an issuer to repurchase/prepay a security before it matures, which could result in the fund reinvesting the proceeds in investments with a lower yield.

Initial public offerings risk. Certain funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution

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of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile may involve high transaction costs, face liquidity risk, and share prices of newly public companies have fluctuated significantly over short periods of time.

Interest rate risk. The value of bonds generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments will fall. Also, a fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund's income generally will tend to fall more slowly. Duration is a measure of a fund's exposure to interest rate risk. A longer duration means that changes in market interest rates will generally have a larger effect on the fund's market value. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

A fund may face a heightened level of interest rate risk due to certain changes in government policy, inflation expectations, perceptions of risk, supply and demand for fixed-income securities, and monetary policy, such as certain types of interest rate changes by the Federal Reserve. There can be no guarantee that any particular government or central bank policy will be continued (or discontinued) or changed, nor that any such policy will have the desired effect on interest rates. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund's investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund's securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. During periods when interest rates are low or there are negative interest rates, a fund's performance may be negatively impacted, and a fund may experience increased volatility of its net asset value per share.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investment company risk. Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. A fund's investment performance is affected by the investment performance of the underlying funds in which the fund may invest. Through its investment in the underlying funds, a fund is subject to the risks of the underlying funds' investments and their expenses. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and a fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads. In addition, ETFs or closed-end investment companies may trade at a premium or a discount to their net asset value.

Leverage risk associated with financial instruments and practices. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets, through the investment in certain financial instruments. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. Even small changes in the value of underlying instruments can have a disproportionately large impact on a fund.

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income

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Investments, which use leverage by investing in when-issued and delayed delivery bonds, and PACE Alternative Strategies Investments, which uses leverage by investing in certain financial instruments, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration. PACE Large Co Value Equity Investments and PACE International Equity Investments may achieve leverage in their portfolios by engaging in short sales and using the initial proceeds received to make additional investments. PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments and PACE Global Real Estate Securities Investments may achieve leverage in their portfolios by investing in derivatives. Derivatives that involve leverage can result in losses to the fund that exceed the amount originally invested in the derivatives.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and a fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil or when prices of securities are negatively impacted by rapid or unexpected changes in interest rates. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Loan investments risk. In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, a fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and a fund's ability to dispose of them.

Management risk. UBS AM's and/or a subadvisor's judgment about whether securities acquired by a fund will increase or decrease in value may prove to be incorrect. For example, UBS AM and/or a subadvisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but UBS AM's and/or the subadvisor's expectations may not be realized, resulting in underperformance of and/or losses to a fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor, while designed to enhance returns, may not produce the desired results. UBS AM and/or a subadvisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund. Consequently, a fund may underperform in comparison to other funds with similar objectives and investment strategies. Also, in some cases, derivatives or other

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investments may be unavailable or UBS AM and/or a subadvisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to a fund.

Market risk. The risk that the market value of a fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Events such as war, acts of terrorism, natural and environmental disasters, recessions, rapid inflation cyber-attacks or incidents, the imposition of international sanctions, trade disputes and changes in trade regulation (including tariffs or other restrictions on trade), elevated levels of government debt, internal unrest and discord, or pandemics or other public health threats could also significantly impact the fund and its investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Model and data risk. Subadvisors for PACE Large Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Emerging Markets Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Mortgage-related securities risk. Mortgage related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed below. Conversely, in periods of rising interest rates, a fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, including those structured as interest-only ("IOs") and principal-only ("POs"), can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. This can reduce the returns of a fund because the fund may have to reinvest that money at the lower prevailing interest rates. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Multi-manager risk. The investment styles and strategies of a fund's subadvisors may not complement each other as expected by the fund's manager. A fund's exposure to a particular stock, industry or technique could be greater or smaller than if the fund had a single advisor. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may experience higher portfolio turnover and incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues. The subadvisors selected for a fund may underperform the market generally or other subadvisors that could have been selected for that fund.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity and market and

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political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

Portfolio turnover risk. A fund may engage in frequent trading from time to time, and consequently, the fund's investment strategies can result in high portfolio turnover. A high portfolio turnover rate generally involves greater expenses to a fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The funds do not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Prepayment or call risk. Prepayment or call risk refers to the risk that issuers of debt securities may prepay principal to bondholders before the stated maturity date, including that payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment. Additionally, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Real estate industry risk. PACE Global Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities, risks related to general and local

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economic conditions, changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive, limits on rents, interest rates, property taxes and operating expenses, changes in zoning laws, and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry. Investments in the real estate industry that include investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be higher if the securities are backed by subprime mortgages. Generally, the real estate industry is particularly sensitive to economic downturns, and companies in the real estate industry may be highly leveraged and, thus, subject to increased risks for investors.

Real estate securities and real estate investment trust risk. The risk that the fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Some of the risks of REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. REITs expose investors in the fund to the risks of owning real estate directly, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management, economic conditions, and changes in interest rates. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Related securities concentration risk. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice. To the extent the fund's investment strategy leads to sizable allocations to the municipal securities of a particular state or territory, the fund may be more sensitive to any single economic, business, political, tax, regulatory, or other event that occurs in that state or territory, including changes in the credit ratings assigned to municipal issuers of such state or territory. As a result, there may be more fluctuation in the price of the fund's shares.

Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements also carry the risk that the counterparty will not fulfill its contractual obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repur-

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chase agreements only in transactions with counterparties believed by UBS AM or the applicable subadvisor to present minimal credit risks.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Risk associated with value investing. Securities selection based on value orientation involves certain risks. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, value-oriented stocks generally may be more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. In addition, value stocks can continue to be undervalued by the market for long periods of time.

Sector risk. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

Short sales risk. There are certain unique risks associated with the use of short sales strategies. When selling a security short, a fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. A fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required a fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when a fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that a fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, a fund may incur transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. Government actions also may affect a fund's ability to engage in short selling.

Sovereign debt risk. Investment in sovereign debt involves special risks, including the risk that the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default. In addition, the issuer of sovereign debt may be unable or unwilling to repay due to the imposition of international sanctions and other similar measures.

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Structured security risk. A fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and (in the case of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments) variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are entered into primarily by institutional investors for periods ranging from one day to more than a year. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. Securities that do not carry the backing of the full faith and credit of the US government are subject to more credit risk than securities that are supported by the full faith and credit of the US government. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material negative impact on the funds.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for investments in a fund's portfolio, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the fund's investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

Additional (non-principal) risks

China A-shares and Stock Connect investing (PACE International Emerging Markets Equity Investments). The fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange, the Shenzhen Stock Exchange, and the Beijing Stock Exchange). China A-shares are traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the "Stock Connect Program"), a

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mutual market access program designed to, among other things, enable foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. The Stock Connect Program is subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in China A-shares are subject to various restrictions, regulations and limits. The China A-share market is volatile and can have a higher risk of suspension of trading in a particular security or multiple securities or government intervention. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the fund. The Stock Connect Program continues to evolve and future developments may restrict or otherwise affect the fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to the Stock Connect Program may affect China A-share prices and tax treatment. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Chinese Bonds Traded Through Bond Connect (PACE Global Fixed Income Investments). The fund may invest in bonds issued by the Chinese government and certain other PRC-based entities traded on the China interbank bond market through the Bond Connect program (the "Bond Connect Program"). The Bond Connect Program is a mutual market access arrangement between Hong Kong and the PRC that, among other things, enables investors from outside the PRC to trade certain debt securities in the PRC's bond markets.

Investments made through the Bond Connect Program are subject to order, clearance and settlement procedures that are relatively untested and the Bond Connect Program is only available on days when markets in both the PRC and Hong Kong are open. Securities purchased through the Bond Connect Program will be held via a book entry omnibus account with the local clearinghouse and the fund's ownership interest in such securities will only be reflected on the books of its Hong Kong sub-custodians, exposing the fund to the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the fund may have a limited ability to enforce rights as a bondholder. Transactions through the Bond Connect Program are settled in Chinese Renminbi ("RMB") and investors must have timely access to a reliable supply of RMB in

Hong Kong to effect such transactions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through the Bond Connect Program. Investments in securities made through the Bond Connect Program are generally subject to PRC law, securities regulations, listing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the fund's investments or returns. The Bond Connect program is relatively new and may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the fund's investments or returns. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. PACE Large Co Value Equity Investments and PACE International Equity Investments may also use the cash collateral they receive from their securities lending activity to finance their short selling activity, subjecting these funds to the risk that the counterparty holding this cash collateral may fail to return it promptly (e.g., in the event of a bankruptcy). Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds' lending agent.

Cybersecurity risk. The funds, like other business organizations, are susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the funds or their service providers or the issuers of securities

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in which a fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the funds' digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the funds' investment advisor or any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the funds' ability to calculate their net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. While the funds' advisor and subadvisor(s) have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The funds cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the funds.

Additional information about investment strategies

Cash reserves; defensive positions. Each fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes during adverse market conditions or when the investment advisor believes that suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market condi-

tions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the US) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new subadvisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

•  During adverse market conditions or when the investment advisor believes that there is an insufficient supply of municipal securities in which PACE Municipal Fixed Income Investments primarily invests, PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

•  PACE Global Fixed Income Investments may invest in securities of only one country, including the US.

•  PACE International Equity Investments may invest without limit in bonds that are traded in the US and in foreign markets.

Portfolio turnover. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

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Name-linked investment policies. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so. Each fund (except PACE Municipal Fixed Income Investments and PACE Alternative Strategies Investments) may include as counting toward its 80% policy securities that are the type of investment suggested by each respective fund's name that are represented by derivatives, or by investments in securities of other investment companies that invest primarily in securities that are the type of investment suggested by each respective fund's name.

Managing your fund account

Flexible pricing

The funds offer three classes of shares—Class A, Class P, and Class P2. Each class has different sales charges and ongoing expenses. Only Class A shares are offered in this prospectus.

Each fund has adopted a Rule 12b-1 plan for its Class A shares that allows it to pay service fees for the sale of its shares and services provided to shareholders.

You may qualify for a waiver of certain sales charges on Class A shares. See "Sales charge waivers for Class A shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold fund shares.

The funds' sales charge waivers and discounts disclosed below in this prospectus are available for qualifying purchases made directly from the distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

The sales charge waivers and discounts available through certain financial intermediaries are set forth in Appendix A to this prospectus, which may differ from those available for purchases made directly from the distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than pay other kinds of sales charges. Class A shares pay no 12b-1 distribution fees.

If you intend to purchase more than $2 million of Class A shares of a fund, subject to availability at your intermediary, you should instead purchase Class P shares, which have lower ongoing expenses. Class P shares are offered in a separate prospectus.

The Class A sales charges for each fund are described in the following tables.

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Class A sales charges. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, and PACE High Yield Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25	3.36	2.75
$250,000 to $499,999	2.25	2.30	2.00
$500,000 to $999,999	1.75	1.78	1.50
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

Class A sales charges. PACE Municipal Fixed Income Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 and over[3]	None	None	May pay up to 0.75[4]

Class A sales charges. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge ("CDSC") of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1.00% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

3  A CDSC of 0.75% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.75% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a fund's Automatic Cash Withdrawal Plan are not subject to this charge.

4  For sales of $500,000 or more, UBS AM (US) pays to the dealer an amount based upon the following schedule: 0.75% on the first $3 million and 0.50% on the next $2 million.

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Sales charge waivers for Class A shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions of Class A shares of any registered mutual fund for which UBS AM (US) or any of its affiliates serve as principal underwriter if you:

–  Originally paid a front-end sales charge on the shares; and

–  Reinvest the money into Class A shares of the same fund within 365 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

2.  Employees of UBS Group AG and its subsidiaries and members of the employees' immediate families; and members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

3.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund shares, or for otherwise participating in the program.

6.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.  Insurance company separate accounts.

8.  Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

9.  Reinvestment of capital gains distributions and dividends.

10.  College savings plans organized under Section 529 of the Internal Revenue Code.

11.  Broker-dealers or financial institutions that have entered into an agreement with UBS AM (US), on behalf of clients participating in certain self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

12.  Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

13.  Clients of a financial intermediary that convert their shares from Class P shares to Class A shares in connection with the termination of their participation in the financial intermediary's fee-based advisory program.

Class A shares CDSC waivers—The CDSC will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares of any UBS Fund;

•  Exchanges between Family Funds ("Family Funds") include the PACE Select funds, the UBS Funds, and other funds for which UBS AM (US) serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

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•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

–  are limited annually to no more than 12% of the original account value;

–  are made in equal monthly amounts, not to exceed 1% per month;

–  the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans;

•  Redemptions made for distributions from certain retirement plans (accounts);

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed brokerage account, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution; and

•  Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the deferred sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

A CDSC applicable to Class A shares exchanged for Class P shares (as described in the prospectus offering Class P shares of the funds) for traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC that would have otherwise applied to UBS AM (US). Please ask your financial advisor if you are eligible for exchanging your Class A shares for Class P shares pursuant to these exchange features, which are described under "Managing your fund account—Exchanging shares" below.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Sales charge reductions for Class A shares

Right of accumulation A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A and Class P shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A and Class P shares as well as those Class A and Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A and Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A and Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter. Shares purchased through a broker/dealer may be subject to different procedures concerning a Right of Accumulation. Please contact your investment professional for more information.

Securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by

1  Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.

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means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, and/or Class P shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date. Shares purchased through certain broker-dealers may be subject to different terms or procedures concerning Letters of Intent. Please contact your investment professional for more information.

Letter of Intent forms may be obtained from UBS AM (US) or from your Financial Advisor. Investors should read the Letter of Intent carefully.

Note on sales charge reductions and waivers for Class A shares

Additional information concerning sales charge reductions and waivers is available in the funds' SAI and Appendix A to this prospectus. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. If you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide certain documentation to UBS AM (US) or the funds. You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS AM (US) includes:

•  Information or records regarding shares of the funds or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the funds or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any other information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the funds' Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the funds' distribution arrangements and applicable sales charge reductions and waivers is available free of charge on the funds' website at https://www.ubs.com/us/en/assetmanagement/funds/products/ii-pace.html. The information is presented in a clear and prominent format and you can click on links to see the information. The information contained in or otherwise accessible through the funds' website does not form part of this prospectus.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Buying shares

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement or through the funds' transfer agent as described below.

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If you wish to invest in other Family Funds, you can do so by:

•  Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described below; or

•  Opening an account by exchanging shares from another Family Fund.

The funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

A note about financial intermediary fee based advisory programs—intermediary directed share class conversions

Class A shares of a fund held through a financial intermediary may be converted into Class P shares of the same fund at net asset value per share (the "Conversion"). Class A shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the fund's transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in the Class P shares. Financial intermediaries may only convert a shareholder's Class A shares into Class P shares if the Class A shares are no longer subject to a CDSC or the financial intermediary has agreed to reimburse UBS AM (US) a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your financial intermediary for more information about a Conversion of shares within your account.

Shareholders converting from Class A and shares into Class P shares of the fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Shareholders who hold Class P shares of the funds in a Merrill Lynch advisory program and who transfer to a Merrill Lynch brokerage account may be required by Merrill Lynch to exchange those Class P shares for Class A shares of the same fund to be held in a Merrill Lynch brokerage account. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

Please contact your investment professional for further information.

Shareholder directed share class conversions

Merrill Lynch brokerage account holders who hold Class A shares of the funds and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A shares of the funds may exchange those Class A shares for Class P shares of the same fund to be held in a Merrill Advisory Program. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

Additional compensation to affiliated broker-dealer

UBS AM or UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•  All funds (except PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments and PACE International Equity Investments): Annual rate of 0.05% (5 basis points) of the value of the net assets invested in each fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

•  PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments and PACE International Equity Investments: Annual rate of 0.15% (15 basis points) of the value of the net assets invested in each

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fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

The foregoing payments are made by UBS AM or UBS AM (US) out of their own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to other financial institution(s)

UBS AM (US) or UBS AM may pay compensation, out of UBS AM's profits and not as an additional charge to a fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a fund, any record keeping or sub-transfer agency fees payable by a fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS AM's own resources and not as an additional charge to a fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with your Financial Advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A shares (except retirement accounts):

To open an account: $1,000
To add to an account: $100

Class A Shares (retirement accounts):

To open an account: $250
To add to an account: $25

Each fund may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

Selling shares

You can sell your fund shares at any time.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the extent permitted by law. Additional information is available in the SAI.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. Each fund typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however a fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by a fund, the fund typically expects to pay sales proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, a fund may take up to 7 days to pay sale proceeds.

Securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

If you purchased shares through the funds' transfer agent, you may sell them as explained below. Each fund typically expects to pay sale proceeds by wire, ACH, or mailing a check, to redeeming shareholders within 1 business day following receipt of a shareholder

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redemption order; however, a fund may take up to 7 days to pay sale proceeds.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500, except for pension plan and retirement accounts. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

Typically, redemptions of fund shares will be made by the funds wiring cash payments or deposits into your account. Each fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a fund may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the funds, the funds reserve the right to pay proceeds "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund's operations or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Exchanging shares

You may exchange Class A shares of the funds, as applicable, for shares of the same class of most other Family Funds which currently offer them.

You will not pay either a front-end sales charge or a CDSC when you exchange shares. Also, you may have to pay a CDSC if you later sell the shares you acquired in the exchange. Each fund will use the date of your original purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the funds' transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this or any other Family Funds through the funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not part of these programs.

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Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 534416
Pittsburgh, PA 15253-4416

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS AM employees or members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the funds; use electronic funds transfer or wire to buy or sell shares of the funds; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.

Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The funds may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of accounts limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the funds' transfer agent, BNY Mellon. Please contact your broker or Financial Advisor, for information on how to transfer your shares to the funds' transfer agent. If you transfer your shares to the funds' transfer agent, the funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon.

Should you decide to sell your shares of a fund in lieu of transfer, you will pay a CDSC if such charge is applicable. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a fund in connection with your purchase of fund shares. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

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Each fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the US Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.

In addition, the nature of a fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the fund's portfolio holdings and the reflection of that change in the fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the fund calculates its net asset value. A fund also may be subject to arbitrage market timing because the fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS AM determines to be a market timer. UBS AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM detects an unusual pattern of trading

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activity, UBS AM will notify the Financial Intermediary of the omnibus account and will generally request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary is unable to identify and block the customer or participant, UBS AM will generally require the Financial Intermediary to block the particular account or plan from further purchases of fund shares or instruct the fund's transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary.

While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS AM reviews the trading activity of omnibus accounts, UBS AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

Pricing and valuation

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund generally calculates its net asset value on days that the NYSE is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. To the extent that a fund's assets are traded in other markets on days when the NYSE is not open, the value of a fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

Each fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing

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net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and delegated to UBS AM the responsibility for making fair value determinations with respect to the funds' portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has a valuation committee to assist with its designated responsibilities as valuation designee. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those events. This policy is intended to assure that each fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities

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or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment manager of the funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, a fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the funds do not calculate their net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

A fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to a fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

Management

Manager and subadvisors

UBS Asset Management (Americas) LLC ("UBS AM") is a Delaware limited liability company with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG ("UBS"). As of September 30, 2025, UBS AM had approximately $590 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $2.0 trillion in assets under management worldwide as of September 30, 2025. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the funds under a "participating affiliate" arrangement.

UBS AM is each fund's manager and primary provider of investment advisory services. The funds operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of PACE Select Advisors Trust ("Trust"), to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval. In accordance with a separate exemptive order that the funds and UBS AM have obtained from the SEC, the board of the Trust may

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enter into a new subadvisory contract or materially amend an existing subadvisory contract with a subadvisor at a meeting that is not in person, subject to certain conditions, including that the board members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

UBS AM has the ultimate authority, subject to oversight of the Trust's board, to oversee those subadvisors and continuously supervises and monitors the performance of each subadvisor on a quantitative and qualitative basis. UBS AM develops the funds' overall investment strategies and performs due diligence on each subadvisor. UBS AM regularly evaluates each subadvisor's investment strategy and investment performance as well as the consistency of the subadvisor's investment approach, and implements procedures designed to ensure the subadvisor's compliance, with the applicable fund's investment objective and restrictions. In evaluating each subadvisor, UBS AM reviews a number of factors, including, but not limited to, the subadvisor's past investment performance during various market conditions, continued ability to meet the applicable fund's investment objective, investment management philosophy and processes employed, experience and qualifications of key personnel, financial condition and stability, the correlation of the subadvisor's investment approach with those of other subadvisors of the applicable fund and the structure of the fund's overall portfolio.

UBS AM also directly provides investment advisory services to a portion of PACE Alternative Strategies Investments' assets.

UBS AM may adjust allocations among multiple subadvisors of a fund within certain risk limits reviewed by the board.

Management and administration fees

UBS AM is the administrator of the funds. Each fund pays fees to UBS AM for management and administrative services. The annual contract rate for management services varies from 0.40% (before breakpoints) to 1.30% of a fund's average daily net assets. The annual contract rate for administrative services is 0.10% of each fund's average daily net assets.

The following table shows the combined annual fee rate for management and administrative services for each fund:

	Combined management and administrative services fee
	Assets under management	Fee
PACE Mortgage-Backed Securities Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Intermediate Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Strategic Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion up to $1.25 billion	0.425
	Above $1.25 billion	0.400
PACE Municipal Fixed Income Investments	$0 – $250 million	0.500%
	Above $250 million up to $500 million	0.450
	Above $500 million up to $750 million	0.425
	Above $750 million up to $1 billion	0.400
	Above $1 billion	0.375
PACE Global Fixed Income Investments	$0 – $500 million	0.600%
	Above $500 million up to $1 billion	0.575
	Above $1 billion	0.550

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	Combined management and administrative services fee
	Assets under management	Fee
PACE High Yield Investments	$0 – $500 million	0.700%
	Above $500 million up to $1 billion	0.650
	Above $1 billion up to $1.5 billion	0.625
	Above $1.5 billion up to $2 billion	0.600
	Above $2 billion	0.575
PACE Large Co Value Equity Investments	$0 – $250 million	0.800%
	Above $250 million up to $500 million	0.770
	Above $500 million up to $1 billion	0.730
	Above $1 billion	0.700
PACE Large Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.775
	Above $1 billion up to $1.5 billion	0.750
	Above $1.5 billion up to $2 billion	0.725
	Above $2 billion	0.700
PACE Small/Medium Co Value Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE Small/Medium Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE International Equity Investments	$0 – $500 million	0.900%
	Above $500 million up to $1 billion	0.875
	Above $1 billion up to $1.5 billion	0.850
	Above $1.5 billion up to $2 billion	0.825
	Above $2 billion	0.800
PACE International Emerging Markets Equity Investments	$0 – $500 million	1.000%
	Above $500 million up to $1 billion	0.975
	Above $1 billion up to $1.5 billion	0.950
	Above $1.5 billion up to $2 billion	0.925
	Above $2 billion	0.900
PACE Global Real Estate Securities Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Alternative Strategies Investments	$0 – $500 million	1.400%
	Above $500 million up to $1 billion	1.350
	Above $1 billion up to $1.5 billion	1.300
	Above $1.5 billion up to $2 billion	1.275
	Above $2 billion	1.250

During the fiscal year ended July 31, 2025, the funds paid UBS AM at the effective rates shown below. In some cases, UBS AM waived all or a portion of its fees, or the funds were repaying UBS AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements.

PACE Mortgage-Backed Securities Fixed Income Investments	0.28%
PACE Intermediate Fixed Income Investments	0.28
PACE Strategic Fixed Income Investments	0.40
PACE Municipal Fixed Income Investments	0.34
PACE Global Fixed Income Investments	0.35
PACE High Yield Investments	0.49
PACE Large Co Value Equity Investments	0.76
PACE Large Co Growth Equity Investments	0.77
PACE Small/Medium Co Value Equity Investments	0.75
PACE Small/Medium Co Growth Equity Investments	0.77

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PACE International Equity Investments	0.81%
PACE International Emerging Markets Equity Investments	0.72
PACE Global Real Estate Securities Investments	0.16
PACE Alternative Strategies Investments	0.68

UBS AM has contractually agreed to waive its management fees and/or reimburse expenses so that the funds' ordinary total operating expenses of each class (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) do not exceed the applicable expense limit with respect to Class for the funds. For any period during which UBS Financial Services Inc. relies on and UBS AM operates under the Department of Labor individual Prohibited Transaction Exemption 96-59 ("PTE 96-59"), UBS AM has also contractually agreed to waive its management fees for PACE Alternative Strategies Investments to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. For any period during which UBS Financial Services Inc. does not rely on and UBS AM does not operate under PTE 96-59, UBS AM will not be contractually obligated to waive its management fees for PACE Alternative Strategies Investments in the manner described in the foregoing sentence. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending November 30, 2026. The contractual fee waiver agreement also provides that UBS AM is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of UBS AM by the fund will not cause the fund to exceed the lesser of any applicable expense limit that is in place for the fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the funds' board at any time and also will terminate automatically upon the expiration or termination of the funds' advisory contract with UBS AM.

A discussion regarding the basis for the board's approval of each fund's investment management/advisory agree-

ments prior to July 31, 2025 is available in the funds' Forms N-CSR for the fiscal year ended July 31, 2025. Also, a discussion regarding the basis for the board's approval of investment management/advisory agreements occurring after July 31, 2025, but prior to January 31, 2026, will be available in the funds' Forms N-CSR for the fiscal period ending January 31, 2026.

Subadvisors and portfolio managers

Certain information concerning each fund's subadvisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The SAI provides information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

All Funds. UBS AM utilizes a team approach in managing each fund. Mabel Lung, Fred Lee, David Kelly, Christopher Andersen and Eileen Wong are jointly and primarily responsible for the day-to-day management of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments. Mabel Lung, Fred Lee, Mayoor Joshi, Edward Eccles, Christopher Andersen and Shu-Han Hsu are jointly and primarily responsible for the day-to-day management of PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments. Mabel Lung, Fred Lee, Edward Eccles, Christopher Andersen, David Kelly and Mayoor Joshi are jointly and primarily responsible for the day-to-day management of PACE Alternative Strategies Investments. Effective on or about January 1, 2026, Shreya Rajbhandary will begin serving as a Portfolio Manager of PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments,

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PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Mabel Lung is a portfolio manager of UBS AM's multi-asset and multi-component portfolios and has been an integral member of the team since 2000 when UBS AM launched the UBS Multi-Asset Managed Accounts Program. Recognizing the importance of after-tax investment results to US private clients, Ms. Lung led her team to launch personalized tax management in 2011 as a tax overlay investment service to multi-asset portfolios. Ms. Lung has significant experience in manager selection, overseeing $30 billion of assets for institutional and private clients globally through open architecture of best-in-class managers in liquid strategies, combined with a keen focus on risk-aware and holistic portfolio construction. Ms. Lung joined a predecessor business to UBS in 1984 and specifically joined the asset management division in 1995. Prior to this, Ms. Lung was a corporate finance analyst at an investment banking firm.

Fred Lee is Head of Portfolio Construction & Quantitative Research on UBS AM's Multi-Manager Solutions ("MMS") team, a role he has held since 2011. In this role, Mr. Lee oversees the portfolio construction process in determining the specific allocations to individual subadvisors. Mr. Lee specifically the MMS team in 2009 and joined UBS AM in 2006 as a Risk Analyst, where he provided risk assessment and monitoring for all client portfolios using industry standard and proprietary systems. He also worked on the continuous improvement of UBS AM's proprietary risk models. Prior to joining UBS AM, Mr. Lee worked as a consultant at MSCI Barra providing advice to large investment managers across Europe on the interpretation and use of risk models and analytics. Mr. Lee is a qualified Financial Risk Manager and a Regular Member of the CFA Society of the UK.

Mayoor Joshi is an Investment Officer for the MMS team. Mr. Joshi is primarily responsible for fundamental equity investment capabilities. His duties include sub-

advisor due diligence and selection, investment and performance oversight, risk management, and portfolio construction for multi-managed equity portfolios. Prior to joining UBS AM in 2014, Mr. Joshi worked as a Managing Director at Rocaton Investment Advisors, an institutional investment consulting firm focused on manager research (from 2006 to 2014). Mr. Joshi's responsibilities included due diligence on equity managers across regions and styles, as well as communication of views with clients and internal constituents. Prior to that role, Mr. Joshi worked at The Vanguard Group (from 2000 to 2004). Mr. Joshi has over 20 years of industry experience.

Christopher Andersen, CFA, is Head of Portfolio Management for Americas House View Portfolios for UBS AM. Mr. Andersen is responsible for leading the portfolio management activities of portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. In that capacity, he leads a team of portfolio managers responsible for the House View Portfolios, which implement the House View's strategic and tactical asset allocations, with passive and active pooled vehicles and individual securities. Mr. Andersen is deputy-chair and a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in 2020, Mr. Andersen served as Head of Portfolio Construction Americas for UBS Financial Services Inc. since 2018. He led the portfolio management activities of the team of portfolio managers responsible for the UBS Managed Portfolios (renamed as House View Portfolios). He chaired the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2012, Mr. Andersen spent 15 years with New York Life Investment Management overseeing the company's Investment Consulting Group.

David Kelly is a portfolio manager for Americas House View Portfolios for UBS AM. Mr. Kelly is responsible for managing portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. He is a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in 2021, Mr. Kelly was a portfolio manager in the Investment Management group of UBS Financial Services Inc., where he was responsible for strategy selection, portfolio construction and manage-

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ment of the multi-managed strategies. Mr. Kelly was a voting member of the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2004, Mr. Kelly worked at Merrill Lynch for 15 years where he served in a variety of municipal and taxable fixed income capacities, including private client sales, municipal new issue marketing and fixed income portfolio construction.

Edward Eccles is a portfolio manager for Americas House View Portfolios for UBS AM. Mr. Eccles is responsible for managing portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. Mr. Eccles is a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in 2020, Mr. Eccles was a portfolio manager in the Investment Management group of UBS Financial Services Inc., where he was responsible for strategy selection, portfolio construction and management of multi-managed strategies. He was a member of the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2018, Mr. Eccles worked at Oppenheimer Asset Management where he held roles as a senior alternatives analyst before being promoted to Director of Investment Manager Research. Prior to joining Oppenheimer, Mr. Eccles worked at Morgan Stanley as an investment manager research analyst.

Shu-Han Hsu is a Research Analyst within the PACE Portfolio Management Team of Investment Solution. Mr. Hsu's duties include analytical research in subadvisor selection and monitoring, risk management and portfolio construction for multi-managed PACE equity portfolios. Prior to joining the PACE Portfolio Management Team in 2021, he was an Investment Risk Officer for UBS Hedge Fund Solutions (HFS) and responsible for risk quantitative research. Before joining UBS in 2017, he worked at Cathay Life Insurance in Taiwan (2014-2016) as a fixed income analyst focusing on Greater China Fixed Income and Macro Economics. Mr. Hsu has 10 years of investment experience.

Eileen Wong is a portfolio manager for the Americas House View Portfolios within Managed Account Solutions in UBS AM, a role she has held since 2020. In this role, Ms. Wong is responsible for managing portfolios offered to UBS Wealth Management clients. Ms. Wong's research coverage includes broad fixed income and global sustainable fixed income investments. Ms. Wong is also a member of the Managed Account Solutions Investment Committee, where she is responsible for reviewing and approving investment strategies prior to implementation. Prior to joining UBS AM, Ms. Wong spent 10 years as a portfolio manager in the Investment Management group of UBS Global Wealth Management, where she was responsible for fixed income research and strategy selection, portfolio construction and management of multi-asset portfolios. She was a member of the Investment Management Investment Committee and was also a member of the Investment Management Research Committee. Ms. Wong joined UBS Financial Services' Taxable Fixed Income Strategy Group in 2000 as a Taxable Fixed Income Strategist. Prior to joining UBS in 2000, Ms. Wong worked for Moody's Investors Service Inc. as a Senior Associate.

Shreya Rajbhandary serves as an Associate Portfolio Manager for multi-managed strategies within the Partnership Solutions group of UBS AM. He is primarily responsible for equity investment capabilities. In that capacity, his duties include sub-advisor due diligence and selection, investment and performance oversight, risk management, and portfolio construction. Prior to joining UBS in 2022, Mr. Rajbhandary worked as a Portfolio Analyst at Russell Investments, where he provided research and analysis to support investment decision making, construction, and implementation of US equity portfolios.

PACE Mortgage-Backed Securities Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as subadvisor for PACE Mortgage-Backed Securities Fixed Income Investments. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. On September 30, 2025, PIMCO had approximately $2.2 trillion in assets, including $1.8 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Daniel Hyman and Michael Cudzil are jointly and primarily responsible for the day-to-day management of the fund. Mr. Hyman is a managing director and leads the agency mortgage portfolio management team in the Newport Beach office. He is the lead portfolio manager on PIMCO's Ginnie Mae and Mortgage Opportunities strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance on both of these flagship mortgage strategies. Prior to joining PIM-

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CO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 23 years of investment experience.

Michael Cudzil is a managing director and generalist portfolio manager based in the Newport Beach office. He is a rotating member of the PIMCO Investment Committee and co-chair of the Americas portfolio committee. As a portfolio manager across multi-sector fixed income mandates, Mr. Cudzil also serves as a senior member of the Total Return portfolio management team, co-lead of the liability-driven investment portfolio management team, and co-lead of the agency MBS portfolio management team. Mr. Cudzil is also a member of the steering committee for PIMCO Families, a resource group dedicated to supporting employees in their efforts to successfully manage career and family. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 30 years of investment experience.

PACE Intermediate Fixed Income Investments.

Brown Brothers Harriman & Co. ("BBH&Co."), acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH"), serves as subadvisor for PACE Intermediate Fixed Income Investments. BBH&Co. is a New York limited partnership, located at 140 Broadway, New York, NY 10005 and was established in 1818. BBH&Co. is registered with the SEC as an investment adviser, and BBH makes the day-to-day investment decisions for the fund, places the purchase and sale orders for the portfolio transactions of the fund, and generally manages the fund's portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of September 30, 2025, BBH&Co. managed total assets of approximately $109.5 billion.

Andrew Hofer is a Principal of BBH&Co. with 36 years of combined industry and investment experience. He joined BBH&Co. in 1988 and has served as a Principal since May 2022 and prior to then, served as a Managing Director from 2000 to 2023.

Neil Hohmann is a Partner of BBH&Co. with 28 years of investment experience. He joined BBH&Co. in 2006.

Mr. Hohmann has served as a Partner since January 2024. Prior to being named Partner, he served as a Principal from May 2023 to December 2023, and as a Managing Director from January 2018 to May 2023, served as a Senior Vice President from 2010 to 2017.

Paul Kunz is a Principal of BBH&Co. with 28 years of investment experience. He joined BBH&Co. in 2013. Mr. Kunz has served as a Principal since 2023 and prior to then, served as Senior Vice President from 2013 to 2021.

PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO"), Neuberger Berman Investment Advisers LLC ("NBIA") and Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH"), serve as subadvisors for PACE Strategic Fixed Income Investments.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. On September 30, 2025, PIMCO had approximately $2.20 trillion in assets, including $1.78 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Mohit Mittal is a managing director and portfolio manager in the Newport Beach office. He manages multi-sector portfolios and is a senior member of LDI, Total Return, Dynamic Bond, and Credit portfolio management teams. He also serves as executive sponsor and steering committee member for PIMCO Multicultural. Morningstar named him winner of the 2020 U.S. Morningstar Award for Investing Excellence in the Rising Talent category. He is a member of the Treasury Borrowing Advisory Committee (TBAC), which is an advisory committee governed by federal statute that meets quarterly with the Treasury Department. Mr. Mittal also serves on the board of Orangewood Foundation. He joined PIMCO in 2007.

Michael Cudzil is a managing director and generalist portfolio manager based in the Newport Beach office. He is a rotating member of the PIMCO Investment Committee and co-chair of the Americas portfolio committee. As a portfolio manager across multi-sector fixed income mandates, Mr. Cudzil also serves as a senior member of the Total Return portfolio management team, co-lead of the liability-driven investment portfolio management team, and co-lead of the agency MBS

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portfolio management team. Mr. Cudzil is also a member of the steering committee for PIMCO Families, a resource group dedicated to supporting employees in their efforts to successfully manage career and family. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 30 years of investment experience.

Marc Seidner is CIO Non-traditional Strategies and a managing director in the Newport Beach office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has 40 years of investment experience.

NBIA, with its principal offices at 1290 Avenue of the Americas, New York, New York 10104, is a registered investment adviser and an indirect subsidiary of Neuberger Berman Group LLC ("NBG"). NBG is a holding company that through its subsidiaries provides a broad range of global asset management services. NBG's voting equity is owned by NBSH Acquisition LLC ("NBSH"). NBSH is owned by current and former employees, directors and consultants and, in certain instances, their permitted transferees. As of September 30, 2025, NBIA and its affiliates managed approximately $558 billion in assets.

Thanos Bardas and David M. Brown have been primarily responsible for the day-to-day management of the portion of the fund allocated to NBIA since 2015. Ashok Bhatia has been primarily responsible for the day-to-day management of the portion of the fund allocated to NBIA since 2017. Adam Grotzinger has been primarily responsible for the day-to-day management of the portion of the fund allocated to NBIA since 2019. Robert Dishner and Thomas Sobanski have been primarily responsible for the day-to-day management of the portion of the fund allocated to NBIA since December 2024.

Thanos Bardas, PhD, Managing Director, joined the firm in 1998. Mr. Bardas is the global co-head of investment grade and serves as a senior portfolio manager on global investment grade and multi-sector fixed income strategies. He sits on the firm's asset allocation committee and fixed income's investment strategy committee, and is a member of the fixed income multi-sector group. Mr. Bardas also leads the global rates team in determining rates exposure across various portfolio strategies and oversees both inflation and liability driven investments. Mr. Bardas holds Financial Industry Regulatory Authority, Inc. ("FINRA") Series 7 and Series 66 licenses.

David M. Brown, CFA, Managing Director, rejoined the firm in 2003. Mr. Brown is Global Co-Head of Investment Grade, Co-Head of Multi-Sector Fixed Income, a member of the Fixed Income Investment Strategy Committee, and acts as Senior Portfolio Manager on both Global Investment Grade and Multi-Sector Fixed Income strategies. Mr. Brown also leads the Investment Grade Credit team in determining credit exposures across both Global Investment Grade and Multi-Sector Fixed Income strategies. He initially joined the firm in 1991. Prior to his return, he was a senior credit analyst at Zurich Scudder Investments and later a credit analyst and portfolio manager at Deerfield Capital. Mr. Brown has been awarded the Chartered Financial Analyst designation.

Adam Grotzinger, CFA, Managing Director, joined the firm in 2015. Mr. Grotzinger is a senior fixed income portfolio manager based in Chicago. Prior to joining NBIA, Mr. Grotzinger worked in the fixed income teams at Franklin Templeton in Singapore, London and California. He is a Chartered Financial Analyst (CFA) Charterholder and member of the Chicago CFA society.

Ashok K. Bhatia, CFA, Managing Director, joined the firm in 2017. Mr. Bhatia is Chief Investment Officer and Global Head of Fixed Income, and a member of NBIA's Partnership and Asset Allocation Committees and Fixed Income's Investment Strategy Committee. Previously, Mr. Bhatia has held senior investment and leadership positions in several asset management firms and hedge funds, including Wells Fargo Asset Management, Balyasny Asset Management and Stark Investments. Mr. Bhatia has had investment responsibilities across global fixed income and currency markets. Mr. Bhatia began his career in 1993 as an investment analyst at

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Morgan Stanley. He has been awarded the Chartered Financial Analyst designation.

Robert Dishner, Managing Director, joined the firm in 2019. Mr. Dishner is a Co-Manager on global bond portfolios as well as a Senior Portfolio Manager on the multi-sector fixed income team. Prior to joining NBIA, Mr. Dishner was a Portfolio Manager at Balyasny Asset Management, focused on cross-asset macro investing including emerging and developed market rates, credit, equity and foreign currency. From 2003 to 2010, Mr. Dishner worked at Stark Investments where he was a Principal of the firm, and held various roles including co-head of distressed trading, head of equity long/short for Europe and the Americas and co-head of emerging markets. Previously, Mr. Dishner worked at UBS Warburg as a high yield healthcare analyst as well as in its distressed advisory business, Chilmark Partners (Zell/Chilmark Fund), a distressed buyout and advisory firm, and started his career at GE Capital in 1991 in its corporate finance group.

Tom Sobanski, CFA, Senior Vice President, joined the firm in 2015. Mr. Sobanski is a Portfolio Manager on the multi-sector fixed income team strategies. He is the lead portfolio manager for Canadian multi-sector fixed income strategies and serves as an additional portfolio manager for global multi-sector funds. Prior to this role, Mr. Sobanski worked as a trader focused on interest rate strategies. Before joining NBIA, he worked at Guggenheim Partners as an analyst and as a consultant at Northern Trust. He has been awarded the Chartered Financial Analyst designation.

Brown Brothers Harriman & Co. ("BBH&Co."), acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH"), serves as subadvisor for PACE Strategic Fixed Income Investments. BBH&Co. is a New York limited partnership, located at 140 Broadway, New York, NY 10005 and was established in 1818. BBH&Co. is registered with the SEC as an investment adviser, and BBH makes the day-to-day investment decisions for the fund, places the purchase and sale orders for the portfolio transactions of the fund, and generally manages the fund's portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of September 30, 2025, BBH&Co. managed total assets of approximately $109.5 billion.

Andrew Hofer is a Principal of BBH&Co. with 36 years of combined industry and investment experience. He joined BBH&Co. in 1988 and has served as a Principal since May 2022 and prior to then, served as a Managing Director from 2000 to 2023.

Neil Hohmann is a Partner of BBH&Co. with 28 years of investment experience. He joined BBH&Co. in 2006. Mr. Hohmann has served as a Partner since January 2024. Prior to being named Partner, he served as a Principal from May 2023 to December 2023, and as a Managing Director from January 2018 to May 2023, served as a Senior Vice President from 2010 to 2017.

Paul Kunz is a Principal of BBH&Co. with 28 years of investment experience. He joined BBH&Co. in 2013. Mr. Kunz has served as a Principal since 2023 and prior to then, served as Senior Vice President from 2013 to 2021.

PACE Municipal Fixed Income Investments. Insight North America LLC ("Insight") serves as subadvisor for PACE Municipal Fixed Income Investments. Insight is located at 200 Park Avenue, New York, NY 10166. Insight assumed management of the fund on September 1, 2021. Insight's predecessor was founded in 1983 and, as of September 30, 2025, Insight had approximately $131.9 billion in assets under management.

Daniel Marques is a senior portfolio manager for US Municipal Bond strategies. He is responsible for managing US Municipal Bond portfolios for institutional, high net worth and mutual fund clients. Mr. Marques is also a leader of sustainability/ESG integration for US municipal bond portfolios and a lead portfolio manager for the US Municipal ESG strategy. Mr. Marques continues to be responsible for municipal market analysis and attribution. Mr. Marques joined Insight's predecessor in 2000 from Citizens Bank where he worked as an investment research manager. Mr. Marques holds the CFA® designation and has 28 years of investment experience.

Daniel Rabasco is Head of Municipal Bonds, overseeing and guiding the investment management process for the firm's tax-exempt strategies. Previously, he was the Chief Investment Officer for municipal bonds at Insight's predecessor, and prior to that role, he was the head of trading for tax-exempt bonds and was responsible for managing the municipal bond trading desk. Before joining the firm, Mr. Rabasco directed the municipal bond

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group at Fleet where he was responsible for managing mutual fund, common trust fund and high net worth client assets. Previously, he was a portfolio manager at Evergreen Investments, where he managed national and state-specific mutual funds. His other responsibilities included hospital and high yield credit analysis. Mr. Rabasco began his career as a municipal analyst at Liberty Insurance Company. Mr. Rabasco has been in the investment industry since 1987. Mr. Rabasco has served as a member of the Municipal Securities Rulemaking Board's Investor Advisory Group (2004-2008). He holds the CFA® designation and is a member of the CFA Institute. Mr. Rabasco has 38 years of investment experience.

PACE Global Fixed Income Investments. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the subadvisor for the fund. J.P. Morgan is located at 383 Madison Avenue, New York, NY 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2025, J.P. Morgan and its affiliates had approximately $4.0 trillion in assets under management.

Iain Stealey, Managing Director, is the International Chief Investment Officer. An employee since 2002 and based in London, Mr. Stealey is a portfolio manager focusing on multi-sector bond strategies for both segregated clients and pooled funds. Within the global aggregate team, Mr. Stealey was previously responsible for the portfolio management of enhanced cash and short duration portfolios. Mr. Stealey is a CFA charterholder and holds the Investment Management Certificate from the UK Society of Investment Professionals.

Myles Bradshaw, Managing Director, is the Head of Global Aggregate Strategies within the global fixed income, currency and commodities (GFICC) group. An employee since 2019 and based in London, he is a portfolio manager focusing on multi-sector bond strategies for both segregated and pooled funds. He has 28 years of experience managing interest rate, credit, securitized, volatility and foreign exchange rate risks in global portfolios. Mr. Bradshaw joins from Amundi, where he was head of the global aggregate fixed income team. Before joining Amundi, Mr. Bradshaw spent 8 years as a portfolio manager at PIMCO, where he led the firm's Eurozone sovereign and macro strategy, and sat on the regional European investment committee. He also worked at Threadneedle Investment Managers, managing global and sterling portfolios. Mr. Bradshaw started his career in 1996 as an economist at HM Treasury in London, before moving into asset management with M&G Investments.

PACE High Yield Investments. Nomura Corporate Research and Asset Management Inc. ("NCRAM"), Worldwide Plaza, 309 West 49th Street, New York, NY 10019, serves as the fund's subadvisor. As of September 30, 2025, NCRAM had approximately $38.0 billion in assets under management. NCRAM provides investment advisory services to institutional clients and collective investment vehicles. David Crall, Stephen Kotsen, Eric Torres and Derek Leung are primarily responsible for the day-to-day management of the fund. Messrs. Crall and Kotsen have held their fund responsibilities since 2015, Mr. Torres has held his fund responsibilities since 2016, and Mr. Leung has held his fund responsibilities since 2023. NCRAM uses "associated persons" employed by an affiliate of NCRAM, Nomura Asset Management U.K. Limited, in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

David Crall, CFA, is the President, Chief Executive Officer, Chief Investment Officer and a managing director with NCRAM. He is also a member of NCRAM's Board of Directors. Mr. Crall became President and Chief Executive Officer of NCRAM in June 2019, and in this capacity he is responsible for the firm's overall management and business strategy. In addition, as Chief Investment Officer since January 2010, he leads the investment activities and investment team of NCRAM. He is the Chairman of NCRAM's investment, risk monitoring, and ESG Committees. Previously, he was a portfolio manager and co-head of the high yield bond team at NCRAM, encompassing primarily high yield bonds but also public-side management of loans and distressed investments, since 2000. Prior to that, he was a portfolio manager of various high yield accounts at NCRAM since 1997, and an analyst in the high yield group at NCRAM for various industries since 1992. He is a CFA charterholder, a member of the CFA institute,

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and a member of the New York Society of Security Analysts, currently known as CFA Society New York.

Stephen Kotsen, CFA, is a managing director and portfolio manager with NCRAM. He joined NCRAM in December 1998 and has been a portfolio manager for NCRAM's high yield bond investments since 2000. Upon joining NCRAM he worked as a credit analyst primarily responsible for the gaming, lodging, leisure, metals and mining, chemicals, homebuilding, building products, printing, publishing, and shipping industries. From July 1995 until December 1998 he was a portfolio manager at Lazard Frères Asset Management for a $2 billion investment-grade portfolio. Thereafter, he became a generalist high yield research analyst and later managed an $85 million double-B rated high yield portfolio. Mr. Kotsen is a CFA charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts, currently known as CFA Society New York.

Eric Torres, is an executive director and portfolio manager for NCRAM's emerging markets ("EM") strategies. Mr. Torres is responsible for the management of EM hard currency sovereign credit bonds and assumed the lead portfolio manager role for EM corporate sleeves for global high-yield products managed by NCRAM in September 2016. Before joining NCRAM in 2008, Mr. Torres was a research strategist in the Latin America research team at JPMorgan in New York, where he worked since 2000, covering different roles within the emerging markets research team. Prior to joining JPMorgan, Mr. Torres was an economist, covering Mexico at Chase Manhattan Bank Mexico (from 1998 to 2000) and Banco Santander's economic consulting unit (from 1996 to 1998) based in Mexico City.

Derek Leung, CFA, is an Executive Director and Portfolio Manager with NCRAM. He is the lead Portfolio Manager of the firm's European and Global High Yield strategies, and he has managed the Global Sustainable High Yield Strategy since 2021. He has managed a subset of US high yield portfolios since 2019, and also served as Assistant Portfolio Manager for various high yield portfolios from 2010 through 2019. Mr. Leung joined NCRAM in 2003 as a high yield credit analyst. He has covered numerous industries including Industrials and Services, Aerospace and Defense, Utilities, Technology, Shipping, Airlines and Aircraft Lessors, and Paper and Packaging. He is a CFA charterholder, a member of the

CFA Institute, and a member of the New York Society of Security Analysts, currently known as CFA Society New York.

PACE Large Co Value Equity Investments. Wellington Management Company LLP ("Wellington"), Artisan Partners Limited Partnership ("Artisan Partners") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley") serve as subadvisors for PACE Large Co Value Equity Investments.

Wellington has principal offices at 280 Congress Street, Boston, MA 02210 and, along with its predecessor organizations, has provided investment advisory services for over 90 years. As of September 30, 2025, Wellington and its investment advisory affiliates had assets under management of approximately $1.3 trillion. Matthew C. Hand, CFA is primarily responsible for the day-to-day management of Wellington's portion of the fund's portfolio.

Mr. Hand is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington in 2004.

Artisan Partners' principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. As of September 30, 2025, Artisan Partners had approximately $181.3 billion in assets under management.

Daniel J. O'Keefe is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2002 as an analyst on the Artisan International Value Strategy. He has been the Lead Portfolio Manager of the Artisan Global Value Strategy since its inception in July 2007 and the Artisan Select Equity Strategy since its inception in February 2020. Mr. O'Keefe was Portfolio Manager of the Artisan International Value Strategy from October 2006 until September 2018.

Michael J. McKinnon, CFA, is a Managing Director of Artisan Partners. He joined Artisan Partners in February 2010 as an analyst. He has been Portfolio Manager of the Artisan Global Value Strategy since October 2018 and the Artisan Select Equity Strategy since its inception in February 2020. Mr. McKinnon was an Associate Portfolio Manager of the Artisan Global

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Value Strategy and the Artisan International Value Strategy from January 2017 until September 2018.

Hotchkis & Wiley is located at 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017. As of September 30, 2025, Hotchkis & Wiley managed approximately $35.8 billion in assets. Hotchkis & Wiley was founded in 1980 by John Hotchkis and George Wiley and is an independently owned investment advisory firm.

George H. Davis, Jr., Executive Chairman and Portfolio Manager of Hotchkis & Wiley, has worked in investment management since 1983 and has been with Hotchkis & Wiley since 1988.

Scott McBride, CFA, Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley, has worked in investment management since joining Hotchkis & Wiley in 2001 and has managed investment portfolios since 2004.

Doug Campbell, Portfolio Manager of Hotchkis & Wiley, has worked in investment management since 2008 and has been with Hotchkis & Wiley since 2017.

PACE Large Co Growth Equity Investments. J.P. Morgan Investment Management Inc. ("J.P. Morgan"), GQG Partners LLC ("GQG") and Polen Capital Management, LLC ("Polen") serve as subadvisors for PACE Large Co Growth Equity Investments.

J.P. Morgan is located at 383 Madison Avenue, New York, NY 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2025, J.P. Morgan and its affiliates had approximately $4.0 trillion in assets under management.

Giri Devulapally, managing director, is a portfolio manager within the US Equity Group. An employee since 2003, Mr. Devulapally is responsible for managing the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Mr. Devulapally worked for T. Rowe Price for six years, where he was an analyst specializing in tech-

nology and telecommunications. Mr. Devulapally is a member of the CFA Institute and a CFA charterholder.

Larry Lee, managing director, is a portfolio manager and research analyst within the US Equity Group. An employee since 2006, Mr. Lee covers the financials and business services sector for the J.P. Morgan Large Cap Growth Strategy and is a co-portfolio manager for the J.P. Morgan Growth Advantage and Large Cap Growth Strategies. Prior to joining the firm, Mr. Lee spent eleven years as a sell side analyst at several firms, including CIBC World Markets, Merrill Lynch and Banc of America Securities, primarily focused on the business services sector.

Holly Morris, managing director, is a portfolio manager and research analyst within the U.S. Equity Group. An employee since 2012, Holly covers the health care sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Holly spent five years as a buy side analyst at HealthCor Management, focusing on the biotechnology, specialty and pharmaceutical sectors. Prior to that, Holly spent three years at ThinkPanmure and UBS, where she focused on biotechnology, specialty and pharmaceutical stocks as part of a specialized life sciences team advising institutional and ultra-high net worth brokerage clients. Holly is on the board of advisors for Life Science Cares, an organization that is a collective effort of life science executives to eliminate the impacts of poverty on 5 life science hub cities, including New York City.

Joseph Wilson, managing director, is a portfolio manager and research analyst within the US Equity Group. An employee since 2014, Mr. Wilson covers the technology sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Mr. Wilson is also the lead portfolio manager on the J.P. Morgan US Technology Strategy. Prior to joining the firm, Mr. Wilson spent six years as a buy side analyst for UBS Global Asset Management, where he covered the technology sector for the Large Cap Growth team from 2010 to 2014, and the Mid Cap Growth team in 2009. Prior to that, Mr. Wilson worked at RBC Capital Markets as a sell side research associate covering enterprise, infrastructure and security software.

Robert Maloney, executive director, is a portfolio manager and research analyst within the US Equity Group. An employee since 2013, Mr. Maloney covers the industrials

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and energy sectors and is a co-portfolio manager for the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Mr. Maloney spent ten years as a sell side analyst at Morgan Stanley and Credit Suisse. At Morgan Stanley, Mr. Maloney served as the lead associate on their Large Cap Industrials team and later as the senior analyst covering small/mid cap industrials. Mr. Maloney also worked as the industrials trading desk analyst at Morgan Stanley and Credit Suisse covering a broad-range of industrial verticals. Prior to that, Mr. Maloney worked as a consultant to the US Department of Defense and the United Nations. He is a member of the CFA Institute and a CFA charterholder.

GQG is a Delaware limited liability company founded in 2016 and its principal place of business is located at 350 East Las Olas Boulevard, 18th Floor, Fort Lauderdale, FL 33301. GQG provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies. GQG is a subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. As of September 30, 2025, GQG had approximately $167.2 billion in assets under management. Under normal circumstances, Rajiv Jain, Brian Kersmanc and Sudarshan Murthy are jointly and primarily responsible for the day-to-day management of GQG's portion of the fund. Investment decisions are typically made collaboratively, although, as Chief Investment Officer, Rajiv Jain has the right to act unilaterally.

Rajiv Jain, Chairman and Chief Investment Officer of GQG, serves as a portfolio manager for the portion of the fund managed by GQG. Prior to joining GQG in 2016, Mr. Jain served as a Co-Chief Executive Officer, Chief Investment Officer and Head of Equities at Vontobel Asset Management ("Vontobel"). He joined Vontobel in 1994 as a co-portfolio manager of its international equity portfolios.

Brian Kersmanc serves as a portfolio manager of the portion of the fund managed by GQG. Prior to joining GQG in 2016, Mr. Kersmanc spent six years at Jennison Associates, where he served most recently as an analyst on the Small/Midcap Equity Research team, focusing on a wide array of sectors from real estate equities including building products manufacturers, title insurers, and homebuilders to industrials competing in the aerospace and automotive end markets. Prior to Jennison,

Mr. Kersmanc began his career at Brown Brothers Harriman in 2008.

Sudarshan Murthy, CFA serves as a portfolio manager of the portion of the fund managed by GQG. Prior to joining GQG in 2016, Mr. Murthy was a generalist analyst in Asian equities at Matthews International Capital from 2011 to 2016 and a sell-side research associate at Sanford C. Bernstein from 2010 to 2011. Earlier in his career, he held various operational roles in the IT services industry, including at Infosys from 2001 to 2006.

Polen is a Delaware limited liability company with its principal address at 1825 N.W. Corporate Boulevard, Suite 300, Boca Raton, FL 33431. Polen is an independently owned, employee-controlled global investment management firm advising approximately $47.3 billion in assets as of September 30, 2025.

Dan Davidowitz is lead Portfolio Manager of Polen Capital's Focus Growth strategy. Prior to joining Polen Capital in 2005, Mr. Davidowitz spent five years as Vice President and Research Analyst at Osprey Partners Investment Management. Previously, Mr. Davidowitz spent one year as a Research Analyst at Value Line, Inc. and five years in the health care sector, holding various analytical positions at Memorial Sloan-Kettering Cancer Center. Mr. Davidowitz is a CFA® charterholder and a member of the CFA Institute and the CFA Society of South Florida.

Damon Ficklin is Head of Team for Polen Capital's Large Company Growth team, where he is responsible for leading the Large Company Growth team and maintaining the investment philosophy. Mr. Ficklin also serves as lead Portfolio Manager of Polen Capital's Global Growth strategy and co-Portfolio Manager of the firm's flagship Focus Growth Strategy. Mr. Ficklin began his career at the firm in 2003, serving as Research Analyst. Prior to joining Polen Capital in 2003, Mr. Ficklin was an Equity Analyst at Morningstar covering the health care sector, and a tax consultant at Price Waterhouse helping Fortune 500 companies implement tax strategies. Mr. Ficklin is a member of the Board of Directors and serves on the Investment Committee for Make-A-Wish Southern Florida.

PACE Small/Medium Co Value Equity Investments. Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick"), Victory Capital

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Management Inc., through its business unit branded as Integrity Asset Management ("Victory") and ARGA Investment Management, LP ("ARGA") serve as subadvisors for PACE Small/Medium Co Value Equity Investments.

Kayne Anderson Rudnick is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. Kayne Anderson Rudnick acts as a subadvisor to mutual funds and as an investment adviser to institutions and individuals and has approximately $63.8 billion in assets under management as of September 30, 2025. Julie Kutasov and Craig Stone are primarily responsible for the day-to-day management of the fund's assets allocated to Kayne Anderson Rudnick, and have served as portfolio managers since 2012. Julie Kutasov is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization real estate and consumer staples sectors. Before joining Kayne Anderson Rudnick in 2001, she worked in the Asset Management Division of Goldman Sachs in a program focused on investment management for high-net worth individuals, and at Arthur Andersen as a Senior Associate leading teams that provided financial audit and business advisory services to a variety of clients in service-related industries. Craig Stone is Chief Investment Officer, a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization materials, industrials, and utilities sectors. Before joining Kayne Anderson Rudnick in 2000, Mr. Stone was a portfolio manager at Doheny Asset Management.

Victory's principal address is 15935 La Cantera Parkway, San Antonio, TX 78256. As of September 30, 2025, Victory Capital had $313 billion in total client assets.

Victory is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Integrity Asset Management ("Integrity") is the investment franchise responsible for the management of the fund.

Daniel G. Bandi is the Chief Investment Officer of Integrity and has been with Victory since 2014 when Victory acquired Integrity Asset Management, LLC. From 2003-2014, Mr. Bandi was the Chief Investment Officer and a Principal of Integrity Asset Management, LLC. He is a member of the portfolio management teams of oth-

er funds managed by Integrity. Mr. Bandi is a CFA charterholder.

Daniel J. DeMonica is a Senior Portfolio Manager of Integrity and has been with Victory since 2014. From 2003-2014, Mr. DeMonica was a Senior Portfolio Manager and a Principal of Integrity Asset Management LLC. He is a member of the portfolio management teams of other funds managed by Integrity. Mr. DeMonica is a CFA charterholder.

Adam I. Friedman is a Senior Portfolio Manager of Integrity and has been with Victory since 2014. From 2003-2014, Mr. Friedman was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity.

Joe A. Gilbert is a Portfolio Manager of Integrity and has been with Victory since 2014. From 2003-2014, Mr. Gilbert was a Portfolio Manager of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity. Mr. Gilbert is a CFA charterholder.

Mirsat Nikovic is a Portfolio Manager of Integrity and has been with Victory since 2014. From 2007-2014, Mr. Nikovic was a Portfolio Manager of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity.

J. Bryan Tinsley is a Portfolio Manager of Integrity and has been with Victory since 2014. From 2003-2014, Mr. Tinsley was a Portfolio Manager of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity. Mr. Tinsley is a CFA charterholder.

Michael P. Wayton is a Portfolio Manager of Integrity and has been with Victory since 2014. From 2013-2014, Mr. Wayton was a Portfolio Manager of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity.

ARGA is an SEC-registered investment adviser based in the United States, located at 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901. ARGA was

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founded in 2010 and manages global, international, US and emerging markets equity portfolios for institutional and qualified investors. As of September 30, 2025, ARGA managed approximately $23.0 billion in assets. ARGA employs a team approach to portfolio management. As members of ARGA's Portfolio Construction Team ("PCT") for the ARGA US SMID Cap Equity Strategy, A. Rama Krishna, CFA, P. Sujith Kumar and Robert Mitchell, PhD, are jointly and primarily responsible for the day-to-day management of the fund. The PCT serves as the decision-making body for the strategy and implements research conclusions/final portfolio decisions.

Mr. Krishna, CFA, Founder and Chief Investment Officer of ARGA, founded ARGA in 2010 and is a member of the PCT for the ARGA US SMID Cap Equity Strategy. Before founding ARGA in 2010, Mr. Krishna was President-International, Managing Principal, Member of Executive Committee, and Portfolio Manager at Pzena Investment Management in New York. In addition to launching and managing the US Large Cap Value strategy in his early years at Pzena, he led the development of the International Value and Global Value strategies, and co-managed the Emerging Markets Value strategy. Previously, Mr. Krishna was at Citigroup Asset Management, where he was Chief Investment Officer and Head of Institutional and International. He also represented the asset management business on the Citigroup Management Committee and managed the Global Emerging Markets Equity strategy. Before that, Mr. Krishna was Director of International Equity Research, Portfolio Manager-Global/International Equities, and Chief Investment Officer-Emerging Markets Equities at AllianceBernstein in New York, London and Tokyo. Earlier, he worked at Credit Suisse First Boston in New York, Tokyo and Singapore, first as Equity Research Analyst and later as Chief Investment Strategist and Director-Equity Research.

Mr. Kumar, Global Business Analyst/Research Manager, joined ARGA in 2010 and is a member of the PCT for the ARGA US SMID Cap Equity Strategy. Before joining ARGA, Mr. Kumar was Analyst at ICRA Ltd., a leading credit rating agency in India. At ICRA, he worked with the corporate ratings division, handling credit rating assignments across multiple industries including Auto Ancillaries, Hotels and Textiles.

Mr. Mitchell, PhD, Global Business Analyst, joined ARGA in 2010 and is a member of the PCT for the ARGA US SMID Cap Equity Strategy. Before joining ARGA in 2010, Mr. Mitchell was Director, Investor Relations at Citigroup, where he liaised with the investment community and handled quarterly releases and regulatory filings. From 2004 to 2009, Mr. Mitchell was Director, Investor Relations at Fannie Mae, conducting research and analysis. Previously, Mr. Mitchell was Equity Research Analyst, Financial Services at Citigroup Asset Management. Earlier, he was Strategy Consultant at Marakon Associates.

PACE Small/Medium Co Growth Equity Investments. Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as subadvisors for PACE Small/Medium Co Growth Equity Investments.

Riverbridge is located at 80 South 8th Street, Suite 1500, Minneapolis, MN 55402. Riverbridge is an investment manager with approximately $5.6 billion in assets under management as of September 30, 2025. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range.

Ross Johnson joined Riverbridge in 2010. Mr. Johnson is Chief Investment Officer and a portfolio manager responsible for portfolio construction and security selection. Mr. Johnson is also a member of the management team, which is responsible for the strategic decision-making and overall management of the firm. Prior to joining Riverbridge, Mr. Johnson worked for Boston Scientific as a manufacturing operations supervisor and financial analyst and for Emerson Process Management as an engineer.

Calamos is located at 2020 Calamos Court, Naperville, IL 60563. Calamos is a multi-discipline, global investment adviser that was founded in 1977. As of September 30, 2025, Calamos Investments LLC, Calamos' direct corporate parent, had approximately $46.2 billion in assets under management, substantially all of which represented Calamos' assets under management.

Brandon Nelson is responsible for the day-to-day management of Calamos' portion of the fund's assets. Mr. Nelson is a senior portfolio manager at Calamos and leads the investment team managing Calamos' portion

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of the fund's assets. Prior to his time at Calamos, Mr. Nelson was the President, Chief Investment Officer and a director of Timpani Capital Management, LLC (an entity that was acquired by Calamos on May 31, 2019) since 2008. Prior to that, he was a senior portfolio manager and managing director at Wells Capital Management since 2005.

Jacobs Levy is located at 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932, and has approximately $24.8 billion in assets under management as of September 30, 2025. Founded in 1986, Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies. Bruce I. Jacobs and Kenneth N. Levy are responsible for the day-to-day management of Jacobs Levy's portion of the fund's assets.

Bruce I. Jacobs co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager and co-director of research of the firm. Previously, Dr. Jacobs was first vice president of the Prudential Insurance Company of America, where he served as senior managing director of a quantitative equity management affiliate of the Prudential Asset Management Company and managing director of the pension asset management group. Prior to that, he was on the finance faculty of the University of Pennsylvania's Wharton School and consulted to the Rand Corporation.

Kenneth N. Levy, CFA, co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager, and co-director of research of the firm. Previously, Mr. Levy was managing director of a quantitative equity management affiliate of the Prudential Asset Management Company. Prior to that, he was responsible for quantitative research at Prudential Equity Management Associates.

PACE International Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management LLC ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors.

Mondrian is based in the United Kingdom, located at Sixty London Wall, Floor 10, London, EC2M 5TQ. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2025, Mondrian had total assets under management and advisement of approximately $50 billion, of which approximately $47 billion represents regulatory assets under management and approximately $3 billion represents non-regulatory model assets under advisement. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Portfolio managers and analysts are responsible for research in the areas and sectors they cover. Portfolio managers and analysts bring security buy and sell recommendations from their regions and sectors to the International Equity Forum and the Equity Strategy Committee to either be added or dropped from the Mondrian approved buy list. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Nigel Bliss, Steven Dutaut and Aileen Gan, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Mr. Bliss is a Senior Portfolio Manager and member of the International Equity Strategy Committee at Mondrian and has been with the firm since 1995. Prior to joining Mondrian, Mr. Bliss began his career at Cazenove & Co.

Mr. Dutaut is Head of Research—Europe and Asia and a Senior Portfolio Manager and member of the International Equity Strategy Committee at Mondrian and has been with the firm since 2007. Prior to joining Mondrian, Mr. Dutaut was an investment analyst for Baillie Gifford Overseas and began his career in Bank of America's investment banking division. Mr. Dutaut is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK.

Ms. Gan, CIO Global and International Equities, joined Mondrian in 2005, initially on the International Equity team before moving to the Global Equity team in 2012. She leads the Global Equity team and chairs the Global Equity Strategy Committee. She also sits on the International Equity Strategy Committee. Previously, she worked as a consultant at Accenture, specializing in the financial services sector. She holds a Commerce degree from the University of Melbourne, Australia and holds a

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Master of Commerce degree from the University of New South Wales, Australia. She is a CPA (Australia) and CFA Charterholder, as well as a member of the CPA Australia, the CFA Institute and the CFA Society of the UK.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, and has been in the investment management business since 2002. As of September 30, 2025, Los Angeles Capital had approximately $37.3 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA, share authority and responsibility for research and management of the fund's portfolio.

Hal W. Reynolds, CFA and Vice Chairman, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's research team to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA, Chief Executive Officer and President, joined Los Angeles Capital in 2009. He is responsible for implementing the mission, vision and business strategies across the organization. Mr. Allen is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting. Laina Draeger, CFA, Director of Global Equities and Responsible Investing, Senior Portfolio Manager, joined Los Angeles Capital in 2007. Ms. Draeger's role encompasses oversight of client portfolios, responsible investing, and portfolio strategy. Ms. Draeger chairs the firm's Responsible Investing Solutions Committee and is a member of Los Angeles Capital's Investment Committee. Prior to joining Los Angeles Capital, Ms. Draeger started her career as an analyst in the investment management division of First Republic Bank.

Baird is located at 777 East Wisconsin Avenue, Milwaukee, WI 53202. Baird is a registered investment advisor founded in 1919. Baird specializes in wealth management, capital markets, private equity and asset management. As of September 30, 2025, Baird Asset Management had approximately $194 billion in assets under management. Jesse Flores, Haicheng Li, and Nathaniel Velarde are primarily responsible for the day-to-day management of Baird's portion of the fund's assets.

Jesse Flores, CFA, is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2013, he was an investment analyst at Blavin & Company where he was a generalist responsible for both equity and high-yield debt securities. Additionally, he covered the US semiconductors and hardware sectors as a research analyst at Lehman Brothers and Roth Capital Partners.

Haicheng Li, CFA, is managing partner of Chautauqua Capital Management and serves as portfolio manager for Chautauqua's strategies. Prior to joining Chautauqua in 2016, she was a senior analyst and portfolio manager at TCW with specific expertise in the healthcare sector.

Nathaniel Velarde is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2019, he was senior financial analyst at j2 Cloud Services and a senior vice president and global equity analyst at PIMCO's London branch. Prior to that, Mr. Velarde worked at Nuveen Investments in the Tradewinds Global Investors and NWQ Investment Management divisions as managing director, senior equity analyst and director of research. He also served as a vice president and equity analyst at TCW, primarily covering the industrials, business services and basic materials sectors.

PACE International Emerging Markets Equity Investments. William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("Redwheel") and ARGA Investment Management, LP ("ARGA") serve as subadvisors for PACE International Emerging Markets Equity Investments.

William Blair is located at 150 North Riverside Plaza, Chicago, IL 60606. William Blair is registered as an investment adviser with the SEC and is affiliated with William Blair & Company, L.L.C., an investment adviser registered with the SEC and founded in 1935. William Blair was established in 2014 as part of an organizational

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restructuring whereby some investment management services previously performed by the Investment Management division of William Blair & Company, L.L.C. are performed by William Blair. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. William Blair provides portfolio management for international, domestic, and global equities funds and accounts, as well as fixed income funds. Hugo Scott-Gall, Ian Smith, and Paul Birchenough are primarily responsible for the day-to-day management of the fund. Mr. Scott-Gall has served as a portfolio manager of the fund since 2022. Ian Smith and Paul Birchenough have served as portfolio managers of the fund since 2024. As of September 30, 2025, William Blair had $69 billion in assets under management.

Hugo Scott-Gall, Partner, is a portfolio manager for the global leaders and emerging markets leaders strategies, and Co-Director of Research for the global equity team. Before joining William Blair in 2018, Mr. Scott-Gall was a managing director and head of the thematic research team at Goldman Sachs. In that role, he managed a global team of approximately 15 people who investigated thematic changes, analyzed their effects across industries, and sought to identify long-term structurally advantaged companies. He and his team produced Fortnightly Thoughts, a publication offering thematic insights across sectors, and GS Sustain, a long-term-focused publication that sought to find best-in-breed companies, with environmental, social, and governance (ESG) analysis forming an integral part of the process. He also oversaw GS Dataworks, a team that used alternative data to augment fundamental research. Before his move into thematic research, Mr. Scott-Gall was an equity research analyst covering European transportation companies. Before joining Goldman Sachs, he was an equity research analyst at Fidelity Investments.

Ian Smith, Associate, has been a portfolio manager of the fund since 2024. Before joining William Blair in 2024, Mr. Smith was a global emerging markets portfolio manager at Newton from 2020-2023. From 2012-2020, Mr. Smith was a global emerging market equity portfolio manager at AXA Investment Managers. Prior to AXA, Mr. Smith was a research analyst covering Asian financials at Matrix Group. Before Matrix Group, Mr. Smith was a research analyst covering emerging market financials at Nevsky Capital.

Paul Birchenough, Associate, has been a portfolio manager of the fund since 2024. Before joining William Blair in 2024, Mr. Birchenough was a global emerging markets portfolio manager at Newton from 2020-2023. From 2011-2020, Mr. Birchenough was a global emerging market equity portfolio manager at AXA Investment Managers. Prior to AXA, Mr. Birchenough was a research analyst at Nevsky Capital. Before Nevsky Capital, Mr. Birchenough held various roles at KPMG, including positions in corporate finance, transaction services and audit.

Redwheel is an SEC registered investment adviser that is located at 2640 South Bayshore Drive, Suite 201, Miami, FL 33133 and was founded in 2012. As of September 30, 2025, Redwheel had approximately $20.9 billion in assets under management.

John Malloy is the portfolio manager for Redwheel's emerging markets equity strategy and its portion of the fund. Prior to joining Redwheel in 2015, Mr. Malloy was senior managing director and director of investments at Everest Capital, where he worked for 18 years. Prior to joining Everest Capital, he was an investment manager at Baring Asset Management, where he focused on Latin American and US high yield markets.

ARGA is an SEC-registered investment adviser based in the United States located at 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901. ARGA was founded in 2010 and manages global, international (non-US) and emerging markets equity portfolios for institutional and qualified investors. As of September 30, 2025, ARGA managed approximately $23.0 billion in assets. ARGA employs a team approach to portfolio management. As members of ARGA's Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy, Messrs. A. Rama Krishna, CFA, Takashi Ito, CFA and Sujith Kumar are jointly and primarily responsible for the day-to-day management of the fund. The Portfolio Construction Team serves as the decision-making body for the strategy and implements research conclusions/final portfolio decisions.

Mr. Krishna, CFA, Founder and Chief Investment Officer of ARGA, founded ARGA in 2010 and is a member of the Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before founding ARGA in 2010, Mr. Krishna was President, International, of Pzena Investment Management and Managing Principal,

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Member of Executive Committee, and Portfolio Manager of its operating company in New York. While at Pzena from 2003 to 2010, he led development of the firm's international value and global value strategies, co-managed the emerging markets value strategy, and managed the US large cap value strategy. Mr. Krishna was previously at Citigroup Asset Management, where he was Chief Investment Officer and Head of Institutional and International. He also represented the asset management business on the Citigroup Management Committee and directly managed the global emerging markets equity strategy. Before that, Mr. Krishna was Director of International Equity Research, Portfolio Manager, International Equities and Chief Investment Officer, Emerging Markets Equities at AllianceBernstein in New York, London and Tokyo. Earlier, he worked at Credit Suisse First Boston in New York, Tokyo and Singapore, first as Equity Research Analyst and later as Chief Investment Strategist and Director—Equity Research.

Mr. Ito, CFA, Global Business Analyst, has worked in investment management since 1996 and has been with ARGA since 2012. He is a member of ARGA's Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before joining ARGA, Mr. Ito was Director of Business Development at Vestec from 2011 to 2012. Previously, he founded Highview Research, advisor to the Silverstone Fund, a global fund focused on the Automotive sector. Advising Silverstone Fund from Tokyo between 2004 to 2011, Mr. Ito was responsible for Asian investments and designed processes for risk control and position sizing. In prior positions at UBS Global Asset Management and Citigroup Asset Management, he covered global consumer durable and capital goods companies.

Mr. Kumar, Global Business Analyst, joined ARGA in 2010 and is a member of the Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before joining ARGA, Mr. Kumar was an Analyst at ICRA Ltd., a leading credit rating agency in India. At ICRA, he worked with the corporate ratings division, and handled credit rating assignments across multiple industries including auto ancillaries, hotels and textiles.

PACE Global Real Estate Securities Investments. Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS®") serves as subadvisor for PACE Global Real Estate Securities Investments.

MFS is located at 111 Huntington Avenue, Boston, MA 02199. As of September 30, 2025, MFS had approximately $657.8 billion in assets under management. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Rick Gable and Mark Syn, both Investment Officers of MFS, are jointly responsible for the day-to-day management of the fund's assets.

Mr. Gable has been employed in the investment area of MFS since 2011.

Mr. Syn has been employed in the investment area of MFS since October 2018. Prior to October 2018, Mr. Syn served as a Managing Director, Portfolio Manager, and Analyst at Wellington Management.

PACE Alternative Strategies Investments. UBS AM serves as the manager for PACE Alternative Strategies Investments. Aviva Investors Canada Inc. ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), Electron Capital Partners, LLC ("Electron"), Fulcrum Asset Management LLP ("FAM") and Lazard Asset Management LLC ("Lazard") serve as subadvisors for PACE Alternative Strategies Investments. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Aviva, located at 100 King Street West, Floor 49, Toronto, Ontario M5X 2A2, is an insurance firm part of Aviva plc, a global asset management firm listed on the London stock exchange. As of September 30, 2025, Aviva had approximately $341.1 billion in assets under management. Peter Fitzgerald and Ian Pizer are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Aviva.

Peter Fitzgerald manages Aviva's outcome focused multi-strategy fund targeting a specific client outcome of achieving reliable capital growth, and is a co-manager of the AIMS Target Return fund. He also leads Aviva's global multi-assets and macro investment teams and is responsible for the strategic direction of its global multi-

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asset and multi-strategy offering. Mr. Fitzgerald began his career at Old Mutual in 1995 before joining BNP Wealth Management's multi-asset team. He has extensive international experience having worked in Asia, Latin America and Europe. He joined Aviva in 2011. He is also a CFA charterholder.

Ian Pizer, portfolio manager, AIMS target return, is head of multi-strategy funds, responsible for leading Aviva's multi-strategy investment team and co-managing the AIMS Target Return fund. Mr. Pizer has a longstanding association with the AIMS franchise and played a key role in its growth after joining Aviva Investors in 2014, particularly as portfolio manager on AIMS Target Return and in developing the house view as head of investment strategy. Prior to joining Aviva, Mr. Pizer spent over ten years at Standard Life Investments, where he was investment director, multi-asset investing and managed the global absolute return strategies fund and the absolute return bond strategy Fund. Mr. Pizer is also a CFA charterholder.

PCJ Investment Counsel Ltd. ("PCJ"), located at 130 King St. West, Suite 1400, P.O. Box 240, Toronto, ON M5X 1C8, is part of a multi-boutique investment management partnership with the Connor, Clark & Lunn Financial Group. As of September 30, 2025, PCJ had approximately $0.9 billion in assets under management. Adam Posman, Heiki Altosaar, Kevin Kingsley, and Derek Cangiano are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to PCJ.

Adam Posman joined PCJ as a partner in 2011, is the Chief Investment Officer, is responsible for decision-making and oversight for all PCJ investment strategies, and is the lead portfolio manager for the PCJ absolute return strategy. He also maintains responsibility for portfolio management, fundamental research and trading across all PCJ investment strategies. Prior to joining PCJ, Mr. Posman worked at Brookfield Investment Management (Canada) Inc. as a member of a portfolio management team focused on both an unconstrained long/short equity strategy and a high-yield credit strategy.

Heiki Altosaar joined PCJ in 1996 and later became a partner of the firm. He maintains responsibility for portfolio management and fundamental research for each of PCJ's strategies. Mr. Altosaar is also Chief Compliance Officer for PCJ, a title that he has held for over 20 years. Prior to becoming a member of the PCJ team, he worked at Elliot & Page Ltd. as an equity analyst.

Kevin Kingsley joined PCJ in 2018 as a partner, and he maintains responsibility for portfolio management and fundamental research for each of PCJ's strategies. Prior to joining PCJ, Mr. Kingsley co-managed a market-neutral North American strategy for Seven Seas Capital Management. Prior to that, he was a member of the Fundamental Investment Group, UBS Securities Canada Inc. Prior to that he worked in Equity Research for UBS Securities Canada, focusing on Energy and Pipelines.

Derek Cangiano joined PCJ in 2022 and became a partner of the firm in 2023. He maintains responsibility for portfolio management and fundamental research for each of PCJ's strategies. Prior to joining PCJ, Mr. Cangiano was a Senior Equity Analyst at Cambridge Global Asset Management since 2016 with a focus on industrials.

Kettle Hill Capital Management, LLC is located at 747 Third Avenue, 19th Floor, New York, NY 10017. As of September 30, 2025, Kettle Hill had approximately $735.7 million in regulatory assets under management. Kettle Hill utilizes a fundamental, research driven investment approach and focuses primarily on long and short value biased opportunities within the US small cap equity sector. The firm manages assets for a diverse client base, including institutional and high net worth clients, and employs a full-time staff of 9 professionals, including 5 investment professionals. Andrew Kurita is the primary investment professional responsible for the day-to-day management of Kettle Hill's portion of the fund.

Kettle Hill was established in 2003 by Mr. Kurita, who has served as portfolio manager and Chief Investment Officer since inception. Prior to forming Kettle Hill, Mr. Kurita served as Vice President at Andor Capital Management and prior to that was a Vice President at Cramer Rosenthal McGlynn. He is a CFA charterholder.

Electron is located at 10 East 53rd Street, Floor 19, New York, NY 10022. Electron has managed assets since 2005. As of September 30, 2025, Electron had a total of $3.6 billion in assets under management. Ran Zhou is primarily responsible for the day-to-day management of

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the portion of the fund's portfolio allocated to Electron. Mr. Zhou and Neil Choi serve as co-portfolio managers, instituting a highly collaborative approach to the investment and risk management processes.

Ran Zhou, Partner, Chief Investment Officer and Portfolio Manager, has 18 years of experience covering utilities, alternative/renewable energy, traditional energy, and capital goods. Mr. Zhou joined Electron Capital Management in 2005 and moved with the team to SAC Capital Advisors in 2008, where he covered Asian utilities, traditional energy, capital goods and global alternative/renewable energy.

Neil Choi, Partner and Portfolio Manager, has 26 years of experience in long/short global equity strategy. He joined the team at SAC Capital Advisors in 2010 as a Senior Analyst covering the US utility sector. Prior to joining SAC, he worked as an Analyst at Citadel Investment Group and at Pequot Capital Management. Before joining Pequot, Mr. Choi was an analyst at Goldman Sachs, where he covered US utilities.

FAM's principal address is Marble Arch House, 66 Seymour Street, London W1H 5BT. As of September 30, 2025, FAM managed approximately $8.3 billion in assets. Founded in 2004, FAM is a global, independent asset manager investing across all major asset classes and geographies.

Gavyn Davies, Suhail Shaikh, CFA, Andrew Bevan, PhD, and Fawaz Chaudhry are jointly responsible for the day-to-day management of the portion of the fund's portfolio allocated to FAM.

Gavyn Davies is the Founding Partner, Executive Chairman and Chairman of the Investment Committee of FAM with over 40 years of experience. Prior to FAM, Mr. Davies was Chairman of the BBC from 2001-2004. He joined Goldman Sachs in 1986 and became Partner in 1988 when he also became the Chief Economist as well as Chairman of the Research Department until he left in 2001. Mr. Davies was a member of H.M.Treasury Independent Forecasting Panel from 1992 to 1997. He joined the U.K. Government's Policy Unit as an Economist in 1974 and was an Economic Policy Adviser to the British Prime Minister from 1976 to 1979.

Suhail Shaikh is a Partner and Chief Investment Officer of FAM with over 25 years of experience. Prior to joining

FAM in 2005, Mr. Shaikh was an associate in the Investment Strategy Group at Goldman Sachs from 2002 to 2005 and served as an analyst in the Global Equity and Global Fixed Income and Currency Asset Management groups at Goldman Sachs from 2000 to 2002. Mr. Shaikh has been a CFA charterholder since 2003.

Andrew Bevan is a Partner and Economic Advisor of FAM with over 35 years of experience. Before joining the firm in 2006, he served as Managing Director and Head of Global Markets Research at Goldman Sachs from 1994 to 2005. Prior to that, Mr. Bevan was Managing Director and Head of the Financial Analytics and Structured Transactions Group at Bear Stearns from 1990-1994.

Fawaz Chaudhry is a Partner, Head of Equities at FAM with over 24 years of experience. Before joining the firm in 2017, Mr. Chaudhry was a Portfolio Manager for Global Equities at BlueCrest Capital from 2016 to 2017 and served as a Portfolio Manager for Global Equities & Credit at Moore Capital from 2013 to 2016. Prior to that, Mr. Chaudhry served as Portfolio Manager for Global Equities & Credit at Hadron Capital from 2011 to 2013 and Vice President in the Listed Equities Group at Macquarie Capital Advisers from 2007 to 2009.

Lazard is located at 30 Rockefeller Plaza, New York, NY 10112. As of September 30, 2025, Lazard has approximately $216.7 billion in assets under management. Sean Reynolds and Frank Bianco are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Lazard.

Sean Reynolds, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard's capital structure and convertibles-based teams. Prior to joining Lazard in 2007, Mr. Reynolds was a portfolio manager for convertible arbitrage strategies at SAC Capital Management and a senior portfolio manager at Sailfish Capital Partners' G2 Multistrategy Fund. In addition, he previously had portfolio management and/or trading roles with Clinton Group, Deutsche Bank, UBS and Merrill Lynch. Mr. Reynolds began working in the investment field in 1993.

Frank Bianco, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard's capital structure and convertibles-based teams. Prior to joining Lazard in

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2009, Mr. Bianco was a portfolio manager and Head of Credit Research at Argent Funds Group LLC, where he oversaw domestic and international convertible bond, high yield and equity derivative portfolios. Previously, Mr. Bianco had analyst roles at McMahan Securities, the Federal Reserve Bank of New York and AIG, where he began his career in the investment field in 1991.

Other information

UBS AM has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") with respect to each fund in this prospectus except PACE Alternative Strategies Investments. UBS AM is subject to registration and regulation as a CPO under the CEA with respect to its services to PACE Alternative Strategies Investments. UBS AM will need to continue engaging in a limited level of commodity trading to continue to qualify for the CPO exclusion with respect to each fund (other than PACE Alternative Strategies Investments) or may withdraw its exclusion with respect to a fund (which may incur additional costs). PACE Alternative Strategies Investments' current net asset value per share is available to investors at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html.

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

Dividends and taxes

Dividends

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the funds through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

If you purchase shares just before an anticipated dividend or capital gain distribution, the price you pay will include any undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities, and you will receive a portion of the purchase price back as a taxable distribution. Any such dividends or distributions paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the fund. This is referred to as "buying a dividend" and generally should be avoided by taxable investors.

Taxes

PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or

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401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

The maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, distributions derived from a REIT, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Fees allocable to exempt-interest dividends from PACE Municipal Fixed Income Investments will not be deductible by individuals.

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and if it elects to do so, then your share of such foreign taxes would generally be included in your income and, subject to certain limitations, you would generally be entitled to a foreign tax credit in computing your taxes.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

The funds are generally required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-US shareholders are expected to be subject to a 30% withholding tax (or lower applicable treaty rate). Distributions to non-US shareholders of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund.

Disclosure of portfolio holdings

Each fund will generally post on UBS AM's website at https://www.ubs.com/us/en/assetmanagement/funds/products/ii-pace.html, its ten largest equity holdings, and the percentage that each of these holdings repre-

176

sents of that fund's total assets, as of the most recent calendar quarter-end, on or about 25 calendar days after the end of the calendar quarter.

Each fund's complete schedule of portfolio holdings for the first and third quarters of its fiscal year will be publicly available on the SEC's website as part of periodic filings on Form N-PORT for such periods. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and posted on the funds' website at

https://www.ubs.com/us/en/assetmanagement/funds/products/ii-pace.html. Each fund's Forms N-PORT for the last month of the applicable fiscal quarter, and each fund's Forms N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT, Forms N-CSR and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

177

Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' Form N-CSR. The Form N-CSR may be obtained without charge by calling toll free 1-800-647 1568.

178

Financial highlights

PACE Mortgage-Backed Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.40	$10.40	$11.47	$12.83	$13.03
Net investment income (loss)[1]	0.31	0.29	0.26	0.14	0.13
Net realized and unrealized gain (loss)	(0.05)	0.20	(0.84)	(1.20)	0.04
Net increase (decrease) from operations	0.26	0.49	(0.58)	(1.06)	0.17
Dividends from net investment income	(0.49)	(0.49)	(0.49)	(0.30)	(0.37)
Net asset value, end of year	$10.17	$10.40	$10.40	$11.47	$12.83
Total investment return[2]	2.58%	4.89%	(5.04)%	(8.25)%	1.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	2.19%	2.30%	1.13%	1.19%[3]	1.14%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.97%	2.08%	0.97%	0.97%[3]	0.98%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	3.06%	2.82%	2.44%	1.15%	0.98%
Supplemental data:
Net assets, end of year (000's)	$15,265	$17,255	$18,968	$23,265	$28,960
Portfolio turnover	945%	977%	919%	817%	796%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

179

Financial highlights

PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.60	$10.43	$11.16	$12.78	$13.36
Net investment income (loss)[1]	0.58	0.59	0.46	0.13	0.12
Net realized and unrealized gain (loss)	(0.11)	0.17	(0.72)	(1.40)	(0.22)
Net increase (decrease) from operations	0.47	0.76	(0.26)	(1.27)	(0.10)
Dividends from net investment income	(0.58)	(0.59)	(0.47)	(0.16)	(0.17)
Distributions from net realized gain	—	—	—	(0.19)	(0.31)
Total dividends and distributions	(0.58)	(0.59)	(0.47)	(0.35)	(0.48)
Net asset value, end of year	$10.49	$10.60	$10.43	$11.16	$12.78
Total investment return[2]	4.58%	7.61%	(2.28)%	(10.08)%	(0.72)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%	1.11%	1.09%	1.14%	1.06%
Expenses after fee waivers and/or expense reimbursements	0.86%	0.86%	0.86%	0.91%	0.91%
Net investment income (loss)	5.48%	5.69%	4.36%	1.09%	0.95%
Supplemental data:
Net assets, end of year (000's)	$7,021	$7,522	$8,043	$9,475	$12,045
Portfolio turnover	34%	35%	214%	124%	416%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

180

Financial highlights

PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$11.85	$11.64	$12.31	$14.33	$14.91
Net investment income (loss)[1]	0.59	0.59	0.49	0.28	0.32
Net realized and unrealized gain (loss)	(0.06)	0.23	(0.66)	(1.81)	(0.14)
Net increase (decrease) from operations	0.53	0.82	(0.17)	(1.53)	0.18
Dividends from net investment income	(0.61)	(0.57)	(0.47)	(0.32)	(0.33)
Distributions from net realized gain	—	—	—	(0.17)	(0.43)
Return of capital	—	(0.04)	(0.03)	—	—
Total dividends, distributions and return of capital	(0.61)	(0.61)	(0.50)	(0.49)	(0.76)
Net asset value, end of year	$11.77	$11.85	$11.64	$12.31	$14.33
Total investment return[2]	4.61%	7.34%	(1.30)%	(10.95)%	1.25%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.15%	1.18%	1.12%	1.03%[3]	1.00%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.04%	1.09%	1.05%	0.90%[3]	0.94%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.93%
Net investment income (loss)	5.03%	5.10%	4.15%	2.06%	2.19%
Supplemental data:
Net assets, end of year (000's)	$6,614	$9,445	$9,612	$12,073	$15,976
Portfolio turnover	219%	190%	376%	65%	147%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

181

Financial highlights

PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.19	$12.08	$12.28	$13.45	$13.40
Net investment income (loss)[1]	0.30	0.28	0.26	0.24	0.26
Net realized and unrealized gain (loss)	(0.23)	0.10	(0.20)	(1.12)	0.11
Net increase (decrease) from operations	0.07	0.38	0.06	(0.88)	0.37
Dividends from net investment income	(0.30)	(0.27)	(0.26)	(0.24)	(0.24)
Distributions from net realized gain	—	—	—	(0.05)	(0.08)
Total dividends and distributions	(0.30)	(0.27)	(0.26)	(0.29)	(0.32)
Net asset value, end of year	$11.96	$12.19	$12.08	$12.28	$13.45
Total investment return[2]	0.55%	3.23%	0.48%	(6.68)%	2.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.99%	0.96%	0.90%	0.92%	0.93%
Expenses after fee waivers and/or expense reimbursements	0.82%	0.82%	0.82%	0.82%	0.82%
Net investment income (loss)	2.45%	2.29%	2.14%	1.90%	1.95%
Supplemental data:
Net assets, end of year (000's)	$19,378	$23,013	$26,381	$30,590	$37,068
Portfolio turnover	11%	23%	11%	14%	9%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

182

Financial highlights

PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$8.02	$8.07	$8.59	$10.48	$10.58
Net investment income (loss)[1]	0.26	0.25	0.19	0.06	0.07
Net realized and unrealized gain (loss)	—	(0.04)	(0.50)	(1.50)	0.14
Net increase (decrease) from operations	0.26	0.21	(0.31)	(1.44)	0.21
Dividends from net investment income	(0.22)	(0.10)	—	(0.18)	(0.11)
Distributions from net realized gain	—	—	—	(0.12)	(0.20)
Return of capital	(0.05)	(0.16)	(0.21)	(0.15)	—
Total dividends, distributions and return of capital	(0.27)	(0.26)	(0.21)	(0.45)	(0.31)
Net asset value, end of year	$8.01	$8.02	$8.07	$8.59	$10.48
Total investment return[2]	3.30%	2.77%	(3.57)%	(14.31)%	2.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.30%	1.30%	1.23%	1.33%	1.28%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income (loss)	3.23%	3.22%	2.37%	0.67%	0.67%
Supplemental data:
Net assets, end of year (000's)	$12,395	$15,117	$16,861	$20,077	$26,309
Portfolio turnover	136%	137%	189%	188%	132%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

183

Financial highlights

PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$8.69	$8.36	$8.39	$10.01	$9.28
Net investment income (loss)[1]	0.53	0.52	0.48	0.46	0.50
Net realized and unrealized gain (loss)	0.17	0.33	(0.02)	(1.56)	0.73
Net increase (decrease) from operations	0.70	0.85	0.46	(1.10)	1.23
Dividends from net investment income	(0.54)	(0.45)	(0.34)	(0.52)	(0.50)
Return of capital	—	(0.07)	(0.15)	—	—
Total dividends and distributions	(0.54)	(0.52)	(0.49)	(0.52)	(0.50)
Net asset value, end of year	$8.85	$8.69	$8.36	$8.39	$10.01
Total investment return[2]	8.15%	10.52%	5.77%	(11.39)%	13.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%	1.26%	1.20%[3]	1.26%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.06%	1.06%	1.06%[3]	1.06%	1.06%
Net investment income (loss)	6.10%	6.12%	5.85%	4.90%	5.12%
Supplemental data:
Net assets, end of year (000's)	$1,966	$2,804	$3,241	$3,347	$4,662
Portfolio turnover	62%	44%	33%	51%	75%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

184

Financial highlights

PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$21.79	$20.04	$20.72	$25.34	$17.87
Net investment income (loss)[1]	0.26	0.30	0.27	0.24	0.21
Net realized and unrealized gain (loss)	2.15	2.44	2.08	(0.57)	7.51
Net increase (decrease) from operations	2.41	2.74	2.35	(0.33)	7.72
Dividends from net investment income	(0.33)	(0.35)	(0.27)	(0.17)	(0.25)
Distributions from net realized gain	(1.65)	(0.64)	(2.76)	(4.12)	—
Total dividends and distributions	(1.98)	(0.99)	(3.03)	(4.29)	(0.25)
Net asset value, end of year	$22.22	$21.79	$20.04	$20.72	$25.34
Total investment return[2]	11.66%	14.33%	13.25%	(1.88)%	43.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.14%[3]	1.13%[3]	1.10%[3]	1.32%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.13%[3,4]	1.14%[3]	1.13%[3]	1.10%[3,4]	1.32%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.13%	1.14%	1.13%	1.10%[4]	1.12%
Net investment income (loss)	1.22%	1.51%	1.38%	1.03%	0.95%
Supplemental data:
Net assets, end of year (000's)	$87,755	$92,833	$91,624	$93,283	$103,828
Portfolio turnover	55%	43%	42%	42%	117%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

185

Financial highlights

PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$15.97	$13.24	$19.50	$28.94	$26.11
Net investment income (loss)[1]	(0.04)	(0.07)	(0.02)	(0.08)	(0.19)
Net realized and unrealized gain (loss)	2.52	3.13	0.89	(3.35)	7.99
Net increase (decrease) from operations	2.48	3.06	0.87	(3.43)	7.80
Distributions from net realized gain	(2.16)	(0.33)	(7.13)	(6.01)	(4.97)
Net asset value, end of year	$16.29	$15.97	$13.24	$19.50	$28.94
Total investment return[2]	15.74%	23.56%	14.26%	(15.45)%	32.62%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.14%[3]	1.15%[3]	1.15%[3]	1.13%[3]	1.13%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.13%[3]	1.13%[3]	1.13%[3]	1.13%[3]
Net investment income (loss)	(0.23)%	(0.50)%	(0.18)%	(0.35)%	(0.69)%
Supplemental data:
Net assets, end of year (000's)	$45,702	$47,595	$43,495	$47,702	$63,320
Portfolio turnover	69%	48%	67%	78%	39%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Amount represents less than $0.005 per share.

186

Financial highlights

PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$19.58	$17.59	$21.11	$26.33	$16.88
Net investment income (loss)[1]	0.14	0.09	0.08	0.06	0.02
Net realized and unrealized gain (loss)	(0.66)	1.99	0.20	(1.41)	9.53
Net increase (decrease) from operations	(0.52)	2.08	0.28	(1.35)	9.55
Dividends from net investment income	(0.13)	(0.09)	(0.11)	(0.05)	(0.10)
Distributions from net realized gain	(2.99)	(0.00)[2]	(3.69)	(3.82)	—
Total dividends and distributions	(3.12)	(0.09)	(3.80)	(3.87)	(0.10)
Net asset value, end of year	$15.94	$19.58	$17.59	$21.11	$26.33
Total investment return[3]	(3.71)%	11.89%	2.90%	(5.92)%	56.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%[4]	1.29%	1.25%[4]	1.20%[4]	1.20%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.28%[4]	1.29%	1.25%[4]	1.20%[4]	1.20%
Net investment income (loss)	0.82%	0.49%	0.45%	0.24%	0.09%
Supplemental data:
Net assets, end of year (000's)	$11,011	$14,269	$15,198	$17,436	$19,885
Portfolio turnover	42%	119%	36%	37%	50%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Includes interest expense representing less than 0.005%.

187

Financial highlights

PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.42	$11.89	$10.77	$21.72	$15.82
Net investment income (loss)[1]	(0.10)	(0.09)	(0.07)	(0.09)	(0.15)
Net realized and unrealized gain (loss)	0.35	0.62	1.19	(3.38)	7.42
Net increase (decrease) from operations	0.25	0.53	1.12	(3.47)	7.27
Distributions from net realized gain	(0.46)	—	—	(7.48)	(1.37)
Net asset value, end of year	$12.21	$12.42	$11.89	$10.77	$21.72
Total investment return[2]	1.67%	4.46%	10.40%	(22.59)%	47.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%	1.28%[3]	1.26%[3]	1.20%[3]	1.19%[3]
Expenses after fee waivers and/or expense reimbursement/recoupments	1.28%	1.28%[3]	1.26%[3]	1.20%[3]	1.19%[3]
Net investment income (loss)	(0.80)%	(0.82)%	(0.65)%	(0.60)%	(0.77)%
Supplemental data:
Net assets, end of year (000's)	$14,421	$17,003	$19,984	$21,148	$31,412
Portfolio turnover	76%	87%	94%	78%	98%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

188

Financial highlights

PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$18.86	$17.41	$15.50	$19.03	$14.64
Net investment income (loss)[1]	0.35	0.29	0.28	0.32	0.24
Net realized and unrealized gain (loss)	2.26	1.83	2.07	(2.46)	4.34
Net increase (decrease) from operations	2.61	2.12	2.35	(2.14)	4.58
Dividends from net investment income	(0.33)	(0.59)	(0.13)	(0.37)	(0.19)
Distributions from net realized gain	(1.79)	(0.08)	(0.31)	(1.02)	—
Total dividends and distributions	(2.12)	(0.67)	(0.44)	(1.39)	(0.19)
Net asset value, end of year	$19.35	$18.86	$17.41	$15.50	$19.03
Total investment return[2]	15.71%	12.67%	15.68%	(12.06)%	31.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	2.01%	1.82%	1.87%	1.77%	1.64%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.91%	1.70%	1.75%	1.69%	1.58%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	1.89%	1.67%	1.78%	1.80%	1.40%
Supplemental data:
Net assets, end of year (000's)	$24,405	$23,282	$22,999	$22,049	$28,773
Portfolio turnover	44%	37%	40%	36%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

189

Financial highlights

PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.95	$13.06	$12.01	$16.87	$13.79
Net investment income (loss)[1]	0.16	0.14	0.18	0.22	0.05
Net realized and unrealized gain (loss)	2.17	(0.10)	1.13	(3.42)	3.18
Net increase (decrease) from operations	2.33	0.04	1.31	(3.20)	3.23
Dividends from net investment income	(0.12)	(0.15)	(0.26)	(0.23)	(0.15)
Distributions from net realized gain	—	—	—	(1.43)	—
Total dividends and distributions	(0.12)	(0.15)	(0.26)	(1.66)	(0.15)
Net asset value, end of year	$15.16	$12.95	$13.06	$12.01	$16.87
Total investment return[2]	18.15%	0.35%	11.14%	(20.49)%	23.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.61%[3]	1.68%[3]	1.68%	1.75%[3]	1.66%[3]
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.45%[3]	1.45%[3]	1.46%	1.45%[3]	1.55%[3]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	1.45%	1.45%	1.45%	1.45%	1.55%
Net investment income (loss)	1.16%	1.10%	1.54%	1.53%	0.33%
Supplemental data:
Net assets, end of year (000's)	$2,886	$2,984	$3,462	$3,456	$5,033
Portfolio turnover	70%	66%	81%	57%	82%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

190

Financial highlights

PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$6.90	$6.59	$7.26	$8.42	$6.13
Net investment income (loss)[1]	0.12	0.09	0.08	0.06	0.08
Net realized and unrealized gain (loss)	(0.38)	0.30	(0.71)	(0.98)	2.38
Net increase (decrease) from operations	(0.26)	0.39	(0.63)	(0.92)	2.46
Dividends from net investment income	(0.11)	(0.08)	(0.04)	(0.22)	(0.17)
Return of capital	—	—	—	(0.02)	—
Total dividends, distributions and return of capital	(0.11)	(0.08)	(0.04)	(0.24)	(0.17)
Net asset value, end of year	$6.53	$6.90	$6.59	$7.26	$8.42
Total investment return[2]	(3.84)%	5.96%	(8.63)%	(11.29)%	40.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.89%	1.97%[3]	1.71%[3]	1.58%[3]	1.62%[3]
Expenses after fee waivers and/or expense reimbursements	1.45%	1.45%[3]	1.45%[3]	1.45%[3]	1.45%[3]
Net investment income (loss)	1.72%	1.39%	1.29%	0.72%	1.06%
Supplemental data:
Net assets, end of year (000's)	$120	$151	$208	$321	$409
Portfolio turnover	29%	46%	18%	76%	117%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

191

Financial highlights

PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$11.09	$10.54	$10.48	$11.30	$11.05
Net investment income (loss)[1]	0.16	0.21	0.18	(0.14)	(0.17)
Net realized and unrealized gain (loss)	0.50	0.72	0.13	0.01	0.96
Net increase (decrease) from operations	0.66	0.93	0.31	(0.13)	0.79
Dividends from net investment income	(0.48)	(0.38)	—	—	(0.14)
Distributions from net realized gain	(0.35)	—	(0.25)	(0.69)	(0.40)
Total dividends and distributions	(0.83)	(0.38)	(0.25)	(0.69)	(0.54)
Net asset value, end of year	$10.92	$11.09	$10.54	$10.48	$11.30
Total investment return[2]	6.05%	9.19%	3.01%	(1.17)%	7.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	3.29%	2.75%	2.95%	2.92%	2.93%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.55%	2.44%	2.62%	2.65%	2.81%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.83%	1.83%	1.83%	1.88%	1.88%
Net investment income (loss)	1.45%	1.95%	1.69%	(1.27)%	(1.47)%
Supplemental data:
Net assets, end of year (000's)	$3,357	$3,379	$3,798	$4,727	$5,995
Portfolio turnover	497%	368%	423%	406%	418%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

192

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the funds or through a financial intermediary. Intermediaries identified in this Appendix A may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the funds or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the funds or through another intermediary to receive these waivers or discounts.

Merrill Lynch

Prior to May 1, 2026. (With respect to periods beginning May 1, 2026, please see further below.)

Purchases or sales of front-end (i.e., Class A) mutual fund shares through a Merrill Lynch ("Merrill") platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in the funds' prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the investor's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at http://www.ml.com/funds. Investors are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Sales Load Waivers on Class A Shares Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

A-1

Contingent Deferred Sales Charge ("CDSC") Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill:
Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle investors to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Beginning May 1, 2026.

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund's prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

A-2

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge ("CDSC") Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill:
Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

A-3

Raymond James

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds' prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A shares available at Raymond James

Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the funds' prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the funds' prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James:
breakpoints, rights of accumulation, and/or letters of intent

Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

A-4

If you want more information about the funds, the following documents are available free upon request:

Annual/Semiannual Reports and Forms N-CSR Filed
with the SEC

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders and Forms N-CSR filed with the SEC. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year. In Forms N-CSR, you will find the fund's annual and semiannual financial statements.

Statement of Additional Information (SAI)

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI and other information such as the fund financial statements by contacting the funds directly at 1-800-647 1568. The funds' annual and semiannual reports and their SAI and other information such as the fund financial statements will also be posted on the UBS website at: https://www.ubs.com/us/en/assetmanagement/funds/products/ii-pace.html. You may also request other information about the funds and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the funds:

•  For a fee, by electronic request at publicinfo@sec.gov; or

•  Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

© UBS 2025. All rights reserved.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Asset Management (Americas) LLC

is an indirect asset management subsidiary of UBS Group AG

S842

UBS Government
Money Market Investments Fund

Prospectus | November 28, 2025

Ticker symbol:

Class P: PCEXX

This prospectus offers shares of UBS Government Money Market Investments Fund, a series of PACE® Select Advisors Trust, to participants in certain advisory programs at UBS Financial Services Inc.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The fund

What every investor should know about the fund

The fund is not a complete or balanced investment program.

2

UBS Government Money Market Investments Fund
Fund Summary

Investment objective

Current income consistent with preservation of capital and liquidity.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through advisory programs may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.15%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.14
Total annual fund operating expenses	0.29
Management fee waiver/expense reimbursements[1]	0.13
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.16

1  The fund and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2026 in an amount equal to 0.13% of the fund's average daily net assets; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (with certain exclusions, as applicable, including interest expense, expenses related to shareholders' meetings, and extraordinary items) would not exceed 0.60%. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$16	$80	$150	$355

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Principal strategies
Principal investments

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include long-term bonds that have variable interest rates or other special features (e.g., a put option) that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a "government money market fund" under federal regulations. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government secu-

3

rities, including government securities subject to repurchase agreements.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

Management process

UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's sponsor is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.

Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions or they may become less willing or less able to do so.

Interest rate risk: The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates. Securities with longer maturities generally are subject to greater fluctuations in value. Changes in interest rates will likely affect the value of higher quality securities more than lower-quality securities. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored enti-ty, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are. Securities issued or guaranteed by the US Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the fund (e.g., Congressional debt ceiling impasses).

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund's ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund's investments may become less liquid as a result of market developments or adverse investor perception.

Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations and the risk that the counterparty does not meet its obligations under the agreement.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

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Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart and table do not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if they did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Prior to November 27, 2019, the fund was named PACE Government Money Market Investments. Prior to November 28, 2015, the fund was named PACE Money Market Investments, and the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies. Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

UBS Government Money Market Investments Fund Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2025: 3.19%
Best quarter during calendar years shown—4Q 2023: 1.34%
Worst quarter during calendar years shown—1Q 2015; 1Q 2021; 1Q 2022: 0.00% (Actual total returns were 0.0025%)

Average annual total returns (figures do not reflect program or similar fees)
(for the periods ended December 31, 2024)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)	5.20%	2.30%	1.47%

Investment manager and advisor

UBS AM serves as the fund's manager and investment advisor.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Participants in advisory programs at UBS Financial Services Inc. (each, a "Program" and together, the "Programs") may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. There is no minimum initial or subsequent investment requirement to purchase shares of the fund.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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More information about the fund—UBS Government Money Market Investments Fund

Additional information about the investment objective

The fund's investment objective is non-fundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about investment strategies

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements. Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features (e.g., a put option) that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund's board has determined that the fund will operate as a "government money market fund" pursuant to Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended ("Investment Company Act"). Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a "government money market fund," the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (2) is not subject to a liquidity fee on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the fund's board has reserved its ability to change this policy with respect to liquidity fees, but such change would only become effective after shareholders were provided with specific advance notice of a change in its policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund's 80% policy is a "non-fundamental" policy. This means the investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The fund's investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.

Although not a principal strategy of the fund, the fund may invest to a limited extent in shares of similar money market funds. The fund's investments in other money market funds that comply with the definition of a government money market fund under Rule 2a-7 will be treated as investments in the underlying securities held by such money market funds for the purposes of the fund's policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

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Additional information about principal risks

The main risks of investing in the fund are described below.

Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk—Credit risk is the risk that the issuer of money market instruments or financial institutions that have entered into repurchase agreements with the fund will not make principal or interest payments when they are due or complete transactions. Even if an issuer or counterparty does not default on a payment, a money market instrument's value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Moreover, in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund's ability to maintain a $1.00 share price.

Interest rate risk—The value of the fund's investments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in money market instruments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly. Securities with longer maturities generally are subject to greater fluctuations in value. Changes in interest rates will likely affect the value of higher-quality securities more than lower-quality securities. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed income securities.

There can be no guarantee that any particular government or central bank policy will be continued (or discontinued) or changed, nor that any such policy will have the desired effect on interest rates.

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund's investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund's money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience volatility of its NAV per share.

Liquidity risk—The fund's investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors, unusual market conditions or when prices of securities are negatively impacted by rapid or unexpected changes in interest rates.

Management risk—There is the risk that the investment strategies, techniques and risk analyses employed by the investment advisor, while designed to enhance returns, may not produce the desired results. UBS AM may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund. Consequently, the fund may underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

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More information about the fund—UBS Government Money Market Investments Fund

Market risk—The risk that the market value of the fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Events such as war, acts of terrorism, natural and environmental disasters, recessions, rapid inflation, cyber-attacks or incidents, the imposition of international sanctions, trade disputes and changes in trade regulation (including tariffs or other restrictions on trade), elevated levels of government debt, internal unrest and discord, or pandemics or other public health threats could also significantly impact the fund and its investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

US government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. Securities that do not carry the backing of the full faith and credit of the US government are subject to more credit risk than securities that are supported by the full faith and credit of the US government. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material negative impact on the fund.

Repurchase agreements risk—Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements also carry the risk that the counterparty will not fulfill its contractual obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act of 1940, as amended, or a fund's investment strategies and limitations, may require a fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM or the applicable subadvisor to present minimal credit risks.

Additional (non-principal) risks

Securities lending risk—Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a

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risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund's lending agent.

Structured security risk—The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

Temporary defensive positioning—During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During such periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

Cybersecurity risk—The fund, like other business organizations, is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the fund or its service providers or the issuers of securities in which the fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the fund's investment advisor or any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, inter-

ference with the fund's ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. While the fund's advisor has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the fund.

Managing your fund account

Buying shares

Investors who are participants in the following advisory programs at UBS Financial Services Inc. are eligible to purchase Class P shares of the fund through a managed account maintained with UBS Financial Services Inc.:

•  PACESM Multi Advisor Program

•  Portfolio Management Program

•  UBS Advice Portfolio Program

•  ACCESSSM Program

•  Managed Accounts Consulting Program

•  UBS Strategic Wealth Portfolio Program

•  UBS Strategic Advisor Program

•  UBS Consolidated Advisory Program

There is no minimum initial or subsequent investment requirement to purchase shares of the fund.

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Payment for investments made through a Program is made by debiting the Program account. Your payment for fund shares is due no later than the first business day after the order is placed. You may place an order only after you have executed the necessary Program documentation. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc.'s headquarters.

The fund, UBS Financial Services Inc. and UBS Asset Management (US) Inc. ("UBS AM (US)") have the right to reject a purchase order and to suspend the offering of the fund's shares for a period of time or permanently.

Additional compensation to affiliated broker-dealer

UBS AM or UBS AM (US) may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•  Annual rate of up to 0.05% (5 basis points) of the value of the net assets invested in UBS Government Money Market Investments Fund (excluding assets attributable to retirement accounts held in discretionary programs at UBS Financial Services Inc.) to be paid on a monthly basis.

The foregoing payments are made by UBS AM or UBS AM (US) out of their own resources. Such payments are often referred to as "revenue sharing."

Advisory Programs

The Programs at UBS Financial Services Inc. through which investors may purchase Class P shares of the Fund are described in detail in the Form ADV Disclosure Document for the relevant Program, the UBS Financial Services Investment Advisory Agreement and other Program documents. The description of each relevant Program at UBS Financial Services Inc. in this prospectus is only a brief summary of certain features of such Programs and is not intended as a complete description.

The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that includes comprehensive investment services, including investor profiling, a personalized asset allocation strategy using a combination of shares in no-load, low-

load and load-waived funds and a quarterly investment performance review. UBS Financial Services Inc. has no investment discretion over PACESM Multi Advisor Program accounts. Investors in the PACESM Multi Advisory Program make all investment decisions.

The Portfolio Management Program is an advisory program sponsored by UBS Financial Services Inc. that offers a variety of investment strategies and models that are managed by trained Financial Advisors who manage client assets on a discretionary basis. UBS Financial Services Inc. has investment discretion over Portfolio Management Program accounts and has the authority to execute transactions without consulting participants in the program.

The UBS Advice Portfolio Program is an advisory program sponsored by UBS Financial Services Inc. that offers investment advice, custody, trading/execution and performance reporting. UBS Financial Services Inc. has investment discretion over UBS Advice Portfolio Program accounts and has the authority to execute transactions without consulting participants in the program.

The ACCESSSM Program is an advisory program sponsored by UBS Financial Services Inc. that offers portfolio management services of a select, pre-screened group of separately managed account ("SMA") strategies. Participants in the ACCESSSM Program delegate discretion to UBS Financial Services Inc. to manage assets or assist in the process of SMA strategy selection and authorize UBS Financial Services Inc. to hire managers on their behalf.

The Managed Accounts Consulting Program is an advisory program sponsored by UBS Financial Services Inc. that permits participants to select an SMA strategy and receive performance reporting on all eligible assets in their Managed Accounts Consulting accounts. UBS Financial Services Inc. acts as a consultant for participants in the program, but participants delegate discretionary authority over their accounts directly to their SMA managers in a separate agreement.

The UBS Strategic Wealth Portfolio Program is an advisory program sponsored by UBS Financial Services Inc. that offers a personalized asset allocation strategy through which account assets are divided into investment sub-accounts with different levels of discretion,

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features and services. SMA managers manage the relevant SMA sub-accounts for program participants on a discretionary basis and participants retain discretion and trading authority over assets not managed by SMA managers.

The UBS Strategic Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that includes comprehensive investment services, including a personalized asset allocation strategy and an annual review of allocation and investment strategies by a Financial Advisor, and permits participants to hold certain assets deemed ineligible in other programs. UBS Financial Services Inc. has no investment discretion over UBS Strategic Advisor Program accounts. Investors in the UBS Strategic Advisor Program make all investment decisions.

The UBS Consolidated Advisory Program is an advisory program sponsored by UBS Financial Services Inc. that is available through a select group of Financial Advisors who provide specialized investment advisory consulting services to investors, including assistance with development of investment policy guidelines and preparation of asset allocation analyses. Generally, the services in the program will be provided on a non-discretionary basis, but participants may delegate certain activities to UBS Financial Services Inc. or the relevant Financial Advisor through the execution of a limited power of attorney.

Advisory Program Fees

For the services provided to participants under the Programs (except the UBS Advice Portfolio Program), participants will pay UBS Financial Services Inc. a quarterly Program fee at an annual rate of up to 2.50% of the value of the assets held in an account under such Program. For the services provided to participants under the UBS Advice Portfolio Program, participants will pay UBS Financial Services Inc. a quarterly program fee at an annual rate of up to 0.75% of the value of the assets held in an account under the Program. This quarterly fee is generally charged to a participant's UBS Financial Services Inc. account. Employees of UBS Financial Services Inc. and its affiliates may participate in the Programs at a reduced fee or for no fee.

Financial Advisors at UBS Financial Services Inc. receive a portion of the relevant Program fee for the services they provide to participants.

As a participant in one of the Programs, you may incur greater total fees and expenses than investors purchasing shares of similar funds without the benefit of these professional asset allocation recommendations or other investment advisory services.

Selling shares

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the fund's transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

•  Your name and address;

•  The fund's name;

•  Your account number;

•  The dollar amount or number of shares you want to sell; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

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More information about the fund—UBS Government Money Market Investments Fund

Your sales proceeds will be paid in federal funds ordinarily within the first business day after UBS Financial Services Inc. receives the order. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.

UBS Financial Services Inc. may terminate your participation in a Program if the value of your assets in such Program declines or is reduced to less than a certain amount. If UBS Financial Services Inc. elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum or more. This notice may appear on your account statement. UBS Financial Services Inc. will not terminate your participation in the Program if the value of your account falls below the relevant amount solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees. Please see the Form ADV Disclosure Document for each Program for additional details on minimum account size requirements.

Typically, redemptions of fund shares will be made by the fund wiring a cash payment or deposited into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by the fund, the fund reserves the right to pay proceeds "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund's operations or in particularly stressed market conditions. In these cases, you might incur transactions costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days. Additional information is available in the SAI.

Automatic redemption of fund shares upon termination of participation in a Program. Class P shares of the fund are available exclusively to participants in the PACE Select Advisors Program and the Programs. Accordingly, you may buy and hold Class P shares of the fund only if and for as long as you participate in one of these programs. Your termination of your participation in a Program (other than, in the case of any investor who is a natural person, termination in a Program as a result of that person's death) will result in automatic redemption of the Class P shares of the fund you hold or that are held on your behalf. For further information on automatic redemption, please refer to the Program Agreement.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable contingent deferred sales charge or fees. In addition, you will not be entitled to recoup any sales charges paid to the fund in connection with your purchase of fund shares. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the fund will redeem the requested shares and make a payment. The fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, the fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during

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which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; or (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Market timing

Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS AM also believes that money market funds, such as the fund, are not targets of abusive trading practices. For these reasons, the fund's board of trustees ("board") has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds' prospectuses.

Pricing and valuation

The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost, unless the fund's board (or its delegate) determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

The price at which you may buy or sell the fund's shares is based on the next net asset value per share calculated after your order is received in good form. The fund generally calculates its net asset value on days that the NYSE is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share generally will be calculated as of the time trading was halted.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund's board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, as amended, and delegated to UBS AM the responsibility for making fair value determinations with respect to the fund's portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has a valuation committee to assist with its designated responsibilities as valuation designee. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; and securities or instruments that are restricted as to transfer or resale. The need to fair value the fund's portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

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More information about the fund—UBS Government Money Market Investments Fund

The fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. Pursuant to the fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

Management

Investment advisor

UBS Asset Management (Americas) LLC ("UBS AM") is a Delaware limited liability company with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG ("UBS"). As of September 30, 2025, UBS AM had approximately $590 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $2.0 trillion in assets under management worldwide as of September 30, 2025. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

UBS AM is the fund's manager and primary provider of investment advisory services. The fund operates under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of PACE Select Advisors Trust (the "Trust"), to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval. In accordance with a separate exemptive order that the fund and UBS AM have obtained from the SEC, the board of the Trust may enter into a new subadvisory contract or materially amend an existing subadvisory contract with a subadvisor at a meeting that is not in person, subject to certain conditions, including that the board members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

UBS AM may adjust allocations among multiple subadvisors of the fund within certain risk limits reviewed and approved by the board. As of the date of this prospectus, this fund did not have subadvisors, and its investments were directly handled by UBS AM.

Advisory and administration fees

UBS AM is the advisor and administrator of the fund. The fund pays fees to UBS AM for advisory services and administrative services at the annual contract rates of 0.15% and 0.10%, respectively, of the fund's average daily net assets. UBS AM has contractually agreed to: (1) waive its management fees through November 30, 2026 in an amount equal to 0.13% of the fund's average daily net assets; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2026 (with certain exclusions, as applicable, including interest expense, expenses related to shareholders' meetings, and extraordinary items) would not exceed 0.60%. During the fiscal year ended July 31, 2025, the fund paid UBS AM at the effective rate of 0.12%.

A discussion regarding the basis for the board's approval of the fund's investment management agreement is available in the fund's Form N-CSR for the fiscal year ended July 31, 2025.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at anytime, merge, reorganize itself or cease operations and liquidate.

Dividends and taxes

Dividends

The fund normally declares dividends daily and pays them monthly. Shares of the fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

You will receive dividends in additional shares of the fund unless you elect to receive them in cash. If you prefer to receive dividends in cash contact your Financial Advisor at UBS Financial Services Inc.

While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account.

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More information about the fund—UBS Government Money Market Investments Fund

As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its dividends will be taxed as ordinary income. A portion of the fund's dividends may be exempt from state and local taxation. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale of fund shares so long as the fund consistently maintains a share price of $1.00.

The fund may be required to withhold a 24% federal tax on all dividends payable to you

•  if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•  if you have been notified by the IRS that you are subject to backup withholding.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Taxable distributions to non-US shareholders are expected to be subject to a 30% withholding tax (or lower applicable treaty rate). Distributions of short-term capital gains and interest income made by the fund to non-US shareholders are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

As noted above, shareholders will pay Program fees for participation in Programs sponsored by UBS Financial Services Inc. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means such amounts are not deductible.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the SAI.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund.

Disclosure of portfolio holdings and other information

The fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR. The fund's Forms N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of Form N-CSR from the fund upon request by calling 1-800-647 1568. The Form N-CSR for the fund will be posted on the fund's website at http://www.ubs.com/usmoneymarketfunds.

The fund will disclose on UBS AM's website, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity and weighted average life of the fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund's Forms N-MFP will be available on the SEC's website; UBS AM's website will also contain a link to these filings. The UBS AM website will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund's total assets invested in daily and

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More information about the fund—UBS Government Money Market Investments Fund weekly liquid assets; (2) the fund's daily net inflows and outflows; and (3) the fund's current marketbased net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in shares of the fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the Prospectus and SAI.) Investors also may find additional information about the fund at the above referenced UBS website internet address.

Please consult the fund's SAI for a description of the policies and procedures that govern disclosure of the fund's portfolio holdings.

16

Financial highlights

The following financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's Form N-CSR. The Form N-CSR may be obtained without charge by calling toll free 1-800-647 1568.

UBS Government Money Market Investments Fund

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.045	0.053	0.036	0.000[1]	0.000[1]
Net realized and unrealized gains (losses)	0.000[1]	—	(0.000)[1]	(0.000)[1]	0.000[1]
Net increase (decrease) from operations	0.045	0.053	0.036	0.000[1]	0.000[1]
Dividends from net investment income	(0.045)	(0.053)	(0.036)	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	4.57%	5.39%	3.84%	0.12%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.29%	0.28%	0.31%	0.64%	0.65%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.16%	0.15%	0.21%	0.26%	0.10%
Net investment income (loss)	4.47%	5.26%	4.32%	0.16%	0.01%
Supplemental data:
Net assets, end of year (000's)	$2,938,929	$2,737,845	$2,500,352	$420,920	$262,353

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

17

If you want more information about the fund, the following documents are available free upon request:

Annual/Semiannual Reports and Form N-CSR Filed with the SEC

Additional information about the fund's investments is available in its annual and semiannual reports to shareholders and Form N-CSR filed with the SEC. In Form N-CSR, you will find the fund's annual and semiannual financial statements.

Statement of Additional Information (SAI)

The fund's SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semiannual reports and its SAI and other information such as the fund financial statements by contacting the fund directly at 1-800-647 1568. The fund's annual and semiannual reports and its

SAI and other information such as the fund financial statements will also be posted on the UBS website at the following internet address: www.ubs.com/usmoneymarketfunds. You may also request other information about the fund and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the Fund:

•  For a fee, by electronic request at publicinfo@sec.gov; or

•  Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

© UBS 2025. All rights reserved.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Asset Management (Americas) LLC

is an indirect asset management subsidiary of UBS Group AG

S059

PACE® Select Advisors Trust

Statement of Additional Information | November 28, 2025

787 Seventh Avenue
New York, NY 10019

The following funds are series of PACE® Select Advisors Trust ("Trust"), a professionally managed open-end investment company.

	Class P	Class P2	Class A
UBS Government Money Market Investments Fund	PCEXX	—	—
PACE® Mortgage-Backed Securities Fixed Income Investments	PCGTX	PFPTX	PFXAX
PACE® Intermediate Fixed Income Investments	PCIFX	PIFTX	PIFAX
PACE® Strategic Fixed Income Investments	PCSIX	PSFTX	PBNAX
PACE® Municipal Fixed Income Investments	PCMNX	PMUTX	PMUAX
PACE® Global Fixed Income Investments	PCGLX	PGFTX	PWFAX
PACE® High Yield Investments	PHYPX	PHDTX	PHIAX
PACE® Large Co Value Equity Investments	PCLVX	PLVTX	PCPAX
PACE® Large Co Growth Equity Investments	PCLCX	PLATX	PLAAX
PACE® Small/Medium Co Value Equity Investments	PCSVX	PVETX	PEVAX
PACE® Small/Medium Co Growth Equity Investments	PCSGX	PUMTX	PQUAX
PACE® International Equity Investments	PCIEX	PWITX	PWGAX
PACE® International Emerging Markets Equity Investments	PCEMX	PWETX	PWEAX
PACE® Global Real Estate Securities Investments	PREQX	PRPTX	PREAX
PACE® Alternative Strategies Investments	PASPX	PAPTX	PASIX

All of the funds are diversified series of the Trust.

UBS Asset Management (Americas) LLC ("UBS AM") serves as the manager and administrator for each fund and directly manages UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Trust's board of trustees ("board"), UBS AM selects and oversees subadvisors who provide advisory services for the funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the Trust's principal underwriter and selects broker-dealers for the sale of fund shares. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG.

The audited financial statements of the funds are incorporated into this Statement of Additional Information ("SAI") by reference to the funds' most recent Forms N-CSR for their fiscal year ended July 31, 2025. You may obtain an additional copy of the funds' financial statements without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the funds' current prospectuses, dated November 28, 2025. Different classes of shares and/or funds are offered by separate prospectuses. A copy of the relevant prospectus may be obtained by calling your Financial Advisor or by calling toll-free 1-800-647 1568. The prospectus also contains more complete information about the funds. You should read it carefully before investing.

The funds and their investment policies

Except where noted, the investment objective and policies of each fund may be changed by the Trust's board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

As described further below, each fund (other than PACE Alternative Strategies Investments) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited below; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

UBS Government Money Market Investments Fund has an investment objective of current income consistent with preservation of capital and liquidity. The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. Government securities subject to repurchase agreements include repurchase agreements that are collateralized fully by government securities. The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy. The fund may also invest in the securities of other investment companies that invest in these instruments. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less; the fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

The board has determined that the fund will operate as a "government money market fund" under Rule 2a-7 of the Investment Company Act of 1940, as amended ("Investment Company Act"). Therefore, in addition to the 80% policy referenced above, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a "government money market fund" under Rule 2a-7, the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee on fund redemptions which might apply to other types of funds under certain circumstances. (In conformance with Rule 2a-7, the board has reserved its ability to change this policy with respect to liquidity fees, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund's policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

UBS Government Money Market Investments Fund may purchase only those obligations that UBS AM determines, pursuant to procedures adopted by the board, present minimal credit risks as defined in Rule 2a-7 under the Investment Company Act.

UBS Government Money Market Investments Fund may purchase variable and floating rate securities with remaining maturities in excess of 397 calendar days issued by US government agencies or instrumentalities or guaranteed by the US government. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the US Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 calendar days or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 397 calendar days only if the securities are subject to a demand feature exercisable within 397 calendar days or less and otherwise consistent with the fund's investment objective and policies. See "The funds' investments, related risks and limitations—Credit and liquidity enhancements."

Generally, UBS Government Money Market Investments Fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

UBS Government Money Market Investments Fund will not acquire any illiquid investment (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid investments. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash and securities that can readily be converted into cash, which may have a negative effect on yield. The fund may purchase securities on a when-issued or delayed delivery basis in accordance with Rule 18f-4 under the Investment Company Act ("Rule 18f-4"). The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

PACE Mortgage-Backed Securities Fixed Income Investments has an investment objective of current income. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's subadvisor. The fund invests in bonds of varying maturities but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the Bloomberg US Mortgage-Backed Securities Index, the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, as calculated by the investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, including mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls). The fund may include as counting toward its 80% policy mortgage-related fixed income instruments that are represented by derivatives or by investments in securities of other investment companies that invest primarily in mortgage-related fixed income instruments.

The fund may invest up to 20% of its net assets in other fixed income instruments, including corporate bonds and asset-backed securities of private issuers. Under normal circumstances, the fund's investments will be rated at least BBB by S&P Global Ratings, a division of S&P Global Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by another nationally recognized statistical rating organization or, if unrated, determined by the investment advisor to be of comparable quality, and a maximum of 5% of the fund's net assets may be invested in non-investment grade securities. The fund may invest in bonds that are assigned comparable ratings by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies") and unrated bonds that its investment advisor determines are of comparable quality to rated securities in which the fund may invest. The fund may invest up to 10% of its net assets in Yankee and Brady bonds.

PACE Mortgage-Backed Securities Fixed Income Investments may invest in certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 10% of its net assets in municipal bonds that are rated at least A by Moody's or S&P or assigned a comparable rating by another Rating Agency (or are unrated but deemed to be of comparable quality).

The fund also may engage in short selling with respect to securities issued by the US Treasury and certain "to be announced" or "TBA" securities coupon trades. TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The actual principal amount and maturity date of the securities are determined upon settlement when the specific mortgage pools are assigned. The fund limits the TBA securities that it sells short to those issued by the Governmental National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets of more than one-third of the value of its total assets.

PACE Mortgage-Backed Securities Fixed Income Investments may invest up to 15% of its net assets in illiquid investments (as defined below). The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements for investment purposes to enhance its return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on illiquid investments. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Intermediate Fixed Income Investments has an investment objective of current income, consistent with reasonable stability of principal. Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH") currently serves as the fund's subadvisor. The fund invests in bonds of varying maturities. It normally limits its overall portfolio "duration" to within +/- 50% of the duration of the Bloomberg US Aggregate Bond Index, the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, as calculated by the investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, which may be represented by derivatives or investments in securities of other investment companies that invest primarily in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities), municipal fixed income investments (including tax-exempt municipal securities), corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds) and bank loans (including loan participations and assignments). The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 20% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund generally considers "emerging market countries" to be those countries not included in the MSCI World Index of major world economies. The fund may invest up to 10% of its total assets in tax-exempt municipal securities. The fund's investments may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund's investments in bank loans may be subject to certain limitations, such as limitations on non-investment grade securities and illiquid investments. The fund may also invest in equity securities, such as preferred shares and securities convertible into stocks. The fund may, but is not required to, invest in derivatives for risk management purposes or to attempt to increase total returns.

PACE Intermediate Fixed Income Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements for investment purposes to enhance its return. These transactions are considered borrowings. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Strategic Fixed Income Investments has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company LLC ("PIMCO"), Neuberger Berman Investment Advisers LLC ("NBIA") and Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH"), currently serve as the fund's subadvisors. The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the Bloomberg US Government/Credit Index, the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, as calculated by the investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities, which may be represented by derivatives or investments in securities of other investment companies that invest primarily in fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, repurchase agreements, municipals, structured notes, bank loans (including loan participations and assignments) and money market instruments (including commercial paper and certificates of deposit). The fund's investments in bank loans may be subject to certain limitations, such as limitations on non-investment grade securities and illiquid investments. The fund may also invest in equity securities, such as preferred shares and securities convertible into stocks. The fund may invest in commercial paper rated at least A-3 by S&P, Prime 3 by Moody's, assigned a comparable rating by another Rating Agency or, if unrated, determined by its investment advisor to be of comparable quality. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 10% of its net assets in preferred securities. The fund may, but is not required to, invest in derivatives for risk management purposes or to attempt to increase total returns.

PACE Strategic Fixed Income Investments also may invest up to 20% of its total assets in other fixed income instruments, including convertible securities, that are not investment grade. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the fund's total assets. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities. The fund may invest up to 10% of its net assets in municipal bonds that are rated at least Baa by Moody's, BBB by S&P or assigned a comparable rating by another Rating Agency (or are unrated but deemed to be of comparable quality).

PACE Strategic Fixed Income Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. These investments are generally subject to the fund's overall limitation on illiquid investments. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

PACE Municipal Fixed Income Investments has an investment objective of high current income exempt from federal income tax. Insight North America LLC ("Insight") serves as the fund's subadvisor. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without shareholder approval.

The fund invests principally in investment grade municipal bonds of varying maturities but normally maintains a portfolio "duration" of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P, assigned a comparable rating by another Rating Agency or, if unrated, determined to be of comparable quality by its investment advisor, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P, assigned a comparable rating by another Rating Agency or, if unrated, are determined to be of comparable quality by its investment advisor. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference (sometimes referred to as a "tax preference item") for purposes of the federal alternative minimum tax ("AMT"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.

PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds secured or backed by the US Treasury or other US government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of

$100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases, except that it may invest without limitation in (1) pre-refunded municipal leases that are collateralized by US government securities, and (2) insured municipal leases that are 100% guaranteed for timely interest and principal payment by a municipal bond insurer that is rated AAA by S&P, Aaa by Moody's, or assigned a comparable rating by another Rating Agency (or are unrated but deemed to be of comparable quality).

PACE Municipal Fixed Income Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. Under normal circumstances, the fund may invest only up to 20% of its net assets in certain taxable securities to maintain liquidity. The fund may invest in the securities of other investment companies.

PACE Global Fixed Income Investments has an investment objective of high total return. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the fund's subadvisor. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, which may be represented by derivatives. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds, denominated in US dollars or non-US currencies, of governmental and private issuers. The fund's investments may include mortgage- and asset-backed securities. The fund normally invests in a minimum of four countries, including the United States. As of July 31, 2025, the fund was invested in more than 35 separate countries. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another Rating Agency or, if unrated, determined by the fund's subadvisor to be of comparable quality. The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the Bloomberg Global Aggregate Index, the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, as calculated by the investment advisor. The fund may include as counting toward its 80% policy fixed income securities that are represented by investments in securities of other investment companies that invest primarily in fixed income securities.

PACE Global Fixed Income Investments may invest up to 10% of its total assets in high yield bonds of issuers domiciled in developed countries. Developed countries may include, for example, the countries that are members of the Organization for Economic Cooperation and Development ("OECD"). "Domiciled," for these purposes, means companies (1) that are organized under the laws of a developed country, (2) for which the principal securities trading market is in a developed country or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in a developed country or that have at least 50% of their assets situated in such a country. High yield bonds include fixed income securities that are (1) rated below investment grade by Moody's (lower than a Baa rating) or S&P (lower than a BBB rating); (2) comparably rated by another rating agency; or (3) unrated, but deemed by the fund's portfolio managers to be of comparable quality to fixed income securities rated below investment grade by a Rating Agency. The fund may invest up to 20% of its total assets in emerging market bonds (including bonds denominated in local emerging markets currencies), irrespective of their credit quality. The fund generally considers "emerging market countries" to be those countries not included in the MSCI World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may, but is not required to, invest in derivatives for risk management purposes or to attempt to increase total returns.

PACE Global Fixed Income Investments may invest up to 15% of its net assets in illiquid investments. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on illiquid investments, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE High Yield Investments has an investment objective of total return. Nomura Corporate Research and Asset Management Inc. ("NCRAM") is the fund's subadvisor. NCRAM uses "associated persons" employed by an affiliate of NCRAM, Nomura Asset Management U.K. Limited, in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The fund invests primarily in a professionally managed, diversified portfolio of fixed income securities that are rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). Such investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's or lower than a BBB rating by S&P); (2) comparably rated by another rating agency; or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency. Such investments may be represented by derivatives or by investments in securities of other investment companies that invest primarily in such high yield fixed income securities. The fund normally limits its average "duration" to within +/- 50% of that of the ICE BofA Global High Yield Index, the fund's strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, as calculated by the investment advisor. The fund may, but is not required to, invest in derivatives for risk management purposes or to attempt to increase total returns.

The fund may also invest in other instruments, including ETFs, that derive their value from such high yield fixed income securities.

PACE High Yield Investments may invest up to 15% of its net assets in illiquid investments, including investments that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Such investment is highly speculative and involves significant risk. The fund may purchase these securities if the fund's investment advisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. These investments are generally subject to the fund's overall limitation on illiquid investments. The fund may invest in the securities of other investment companies and may sell short "against the box." The fund's investments may include Brady Bonds.

The fund's investments may be allocated across industries, investing in a range of high yield bonds, including corporate and distressed bonds, certain convertible securities, certain asset-backed securities, restricted securities, including private placement and Rule 144A securities, zero-coupon bonds, pay-in-kind securities and deferred payment securities. The fund may invest in global high yield fixed income instruments issued by corporations, limited liability companies or limited partnerships, other forms of enterprise and in sovereign and quasi-sovereign debt and debt-related investment instruments. These global high yield fixed income instruments may be fixed, variable or floating rate.

The fund may invest up to 20% of its net assets in investment grade securities of private or government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who the fund's investment advisor determines to be of comparable quality), money market instruments and municipal obligations. The fund may invest all or a portion of its total assets in securities of foreign issuers, including issuers in emerging market countries. The fund generally considers "emerging market countries" to be those countries not included in the MSCI World Index of major world economies.

The fund may implement various temporary or defensive strategies at times when its investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS AM to be consistent with a defensive posture, or it may hold cash.

PACE Large Co Value Equity Investments has an investment objective of capital appreciation and dividend income. Wellington Management Company LLP ("Wellington"), Artisan Partners Limited Partnership ("Artisan Partners") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation and dividend income. The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stocks. The fund may include as counting toward its 80% policy equity securities issued by large capitalization companies that are represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies.

PACE Large Co Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade, but these securities must be rated at least BB by S&P, Ba by Moody's, assigned a comparable rating by another rating agency or, if unrated, determined to be of comparable quality by its investment advisor. Subject to its 80% investment requirement, the fund may invest in a broad range of equity securities of US issuers that are traded on major stock exchanges or in the over-the-counter market. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges. The fund also may invest in US government bonds and investment grade corporate bonds.

PACE Large Co Value Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

PACE Large Co Growth Equity Investments has an investment objective of capital appreciation. J.P. Morgan Investment Management Inc. ("J.P. Morgan"), GQG Partners LLC ("GQG") and Polen Capital Management, LLC

("Polen") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Dividend income is an incidental consideration in the subadvisors' selection of stocks for the fund. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stocks. The fund may include as counting toward its 80% policy equity securities issued by large capitalization companies that are represented by derivatives, including swap agreements or futures contracts, or by investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies.

Subject to its 80% investment requirement, PACE Large Co Growth Equity Investments may invest in a broad range of equity securities of US issuers. The fund may invest up to 20% of its total assets in non-US securities which may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges. The fund also may invest in US government bonds and investment grade corporate bonds.

PACE Large Co Growth Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in securities of other investment companies and may sell securities short "against the box."

PACE Small/Medium Co Value Equity Investments has an investment objective of capital appreciation. Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory") and ARGA Investment Management, LP ("ARGA") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stocks. The fund invests in stocks that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests only in stocks that are traded on a major stock exchange or in the over-the-counter market. The fund may include as counting toward its 80% policy equity securities issued by small/medium capitalization companies that are represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities of small/medium capitalization companies. Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds.

PACE Small/Medium Co Value Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may invest up to 10% of its assets in non-US securities which may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Small/Medium Co Growth Equity Investments has an investment objective of capital appreciation. Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stocks. Dividend income is an incidental consideration in the subadvisors' selection of investments for the fund. The fund may include as counting toward its 80% policy equity securities issued by small/medium capitalization companies that are represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities of small/medium capitalization companies.

Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds. The fund may invest up to 10% of its total assets in non-US securities which may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

PACE Small/Medium Co Growth Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE International Equity Investments has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management LLC ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets, and a large part of its investments is usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. Such investments may be represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country.

PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment advisors give particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on US securities markets. The fund may also invest to a limited extent, in the stocks of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund generally considers "emerging market countries" to be those countries not included in the MSCI World Index of major world economies. The fund invests only in those markets where an investment advisor considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's, a comparable rating assigned by another rating agency or, if unrated, determined by the fund's investment advisors to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Under normal circumstances, the fund may invest up to 20% of its net assets in US government bonds and investment grade bonds of US and non-US issuers. The fund may, but is not required to, invest in derivatives for risk management purposes or to attempt to increase total returns.

PACE International Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments. The fund may invest in securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell securities short both "against the box" or without owning the security sold short.

PACE International Emerging Markets Equity Investments has an investment objective of capital appreciation. William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("Redwheel") and ARGA Investment Management, LP ("ARGA") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities that are tied economically to emerging market countries. "Domiciled," for these purposes, means companies (1) that are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in an emerging market country, (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country, or (4) that have at least 50% of their assets situated in such a country. The fund generally considers "emerging market countries" to be those countries not included in the MSCI World Index of major world economies. A subadvisor may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. The fund normally invests in the securities of issuers from three or more emerging market countries. As of July 31, 2025, the fund was invested in over 35 separate countries. The fund may include as counting toward its 80% policy equity securities that are tied economically to emerging market countries that are represented by derivatives.

Under normal circumstances, the fund may invest up to 20% of its net assets in bonds, including US government bonds, foreign government bonds and bonds of private US and non-US issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of private issuers are rated at the time of purchase at least A by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by the investment advisor to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P, assigned a comparable rating by another rating agency or determined by an investment advisor to be of comparable quality.

PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on illiquid investments, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies, including ETFs and closed-end funds that invest in foreign markets, and may sell short "against the box."

PACE Global Real Estate Securities Investments has an investment objective of total return. Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") serves as the fund's subadvisor. The fund invests primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market conditions, the fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares, initial public offerings and units of beneficial interest in real estate companies (inclusive of REITs). The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate. The fund may include as counting toward its 80% policy securities of companies in the real estate industry that are represented by derivatives, including swap agreements or futures contracts, or by investments in securities of other investment companies that invest primarily in securities of companies in the real estate industry.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an subadvisor's investment decisions. "Non-US securities" in this context generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

The fund's other investments may include the following equity and fixed income securities and other instruments: non-investment grade bonds, government securities, asset-backed and mortgage-backed securities, credit and liquidity enhancements, original issue discount bonds (including zero coupon securities), payment-in-kind bonds, convertible bonds, warrants, auction rate and remarketed preferred stock, foreign and emerging market equity and debt securities, foreign sovereign debt and structured foreign investments, currency-linked investments, repurchase agreements, reverse repurchase agreements, dollar rolls, exchange traded options, exchange-traded funds or investments in a company's initial public offering. The fund generally considers "emerging market countries" to be those countries not included in the MSCI World Index of major world economies.

PACE Global Real Estate Securities Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

The fund may implement various temporary or defensive strategies at times when its investment advisors determine that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 20% of its net assets, in investment grade fixed income securities (including short-term US government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Under normal circumstances, the fund may also hold significant amounts of its assets in cash.

PACE Alternative Strategies Investments has an investment objective of long-term capital appreciation. Aviva Investors Canada Inc. ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), Electron Capital Partners, LLC ("Electron"), Fulcrum Asset Management LLP ("FAM") and Lazard Asset Management LLC ("Lazard") serve as the fund's subadvisors. UBS AM, subject to board oversight, directly manages a separate portion of the fund's assets and allocates the fund's assets among itself and the subadvisors who utilize investment strategies designed to achieve long-term capital appreciation. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Such investment strategies are designed to have low correlation to traditional equity and fixed income asset classes. Subject to board approval, UBS AM may in the future allocate assets to additional subadvisors to employ additional strategies at any time. Such additional strategies may include, among others, fixed income arbitrage and convertible arbitrage equity strategies.

PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in order to pursue its investment objective. The fund invests in securities of US and non-US companies of various market capitalizations.

The fund may, but is not required to, invest extensively in derivatives, including those that provide exposure to commodities and currencies.

Under normal circumstances, the fund may invest in a number of different countries throughout the world, including the United States. The fund may invest all or a portion of its total assets in non-US securities. "Non-US securities" generally means securities that are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. Such securities may trade either within or outside the United States. The fund may also invest in the securities of companies in emerging markets, including Asia, Latin America, and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund generally considers emerging market countries to be those countries that are not included in the MSCI World Index of major world economies.

PACE Alternative Strategies Investments may invest in fixed income securities including high yield bonds, US government bonds, investment grade corporate bonds and sovereign debt of non-US governmental agencies (including emerging market debt). The fund's investments may also include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may invest up to 15% of its net assets in illiquid investments, including investments that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The fund may purchase these securities if a subadvisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

The fund may implement various temporary or defensive strategies at times when a subadvisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS AM to be consistent with a defensive posture, or it may hold cash.

The funds' investments, related risks and limitations

The following supplements the information contained in the prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the prospectus or SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

Equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but it is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, common stocks historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. A company's common stock is generally a riskier investment than its fixed income securities. Preferred stocks in which a fund may invest are sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with fixed income securities, it is less likely.

Bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

While assets in bond markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from treatment as a tax preference item are rendered by bond counsel to the respective issuing authorities at the time of issuance. None of the funds, their investment advisor(s) nor UBS AM reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the fund or the exempt-interest dividends received by its shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

Credit ratings; non-investment grade bonds. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable subadvisor will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable subadvisor to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable subadvisor determines to be of comparable quality.

Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's investment advisor to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of non-US issuers, has expanded rapidly in recent years. These securities are susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

US government securities. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and the Government National Mortgage Association ("Ginnie Mae"), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. The Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") historically were agencies sponsored by the US government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, in September 2008, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. In addition to the conservatorship, the US government has taken various steps to provide additional financial support to Freddie Mac and Fannie Mae. The actions of the US government are intended to assist Freddie Mac and Fannie Mae in maintaining a positive net worth and meeting their financial obligations. Although the US government provided financial support to such entities, no assurance can be given that it will always do so.

The future for Fannie Mae and Freddie Mac is uncertain. Under a letter agreement between the The Federal Housing Finance Agency ("FHFA") (in its role as conservator) and the US Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until all litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA's plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the Enterprise Regulatory Capital Framework ("ERCF"), Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Fannie Mae and Freddie Mac. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the US Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Purchase Agreement. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-

conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements, and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause a fund's investments to lose value. The US government continues to evaluate proposals to reduce the US government's role in Fannie Mae and Freddie Mac and to wind down, restructure, consolidate, publicly offer or privatize Fannie Mae and Freddie Mac. Should the US government adopt any such proposal, the value of a fund's investments in securities issued by Fannie Mae or Freddie Mac would be impacted.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds a TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes—Other information" below.

Any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, including those held by a fund, which could have a material adverse impact on the fund. The long-term US credit rating has been subject to downgrades by multiple major credit rating agencies since 2011, in part as a result of disagreements within the US government over raising the debt ceiling to repay outstanding obligations, and similar situations in the future could increase volatility in both stock and bond markets, result in higher interest rates, lower prices of US Treasury securities and increase the costs of different kinds of debt. It is at least theoretically possible that under certain scenarios the US government could default on its debt, including US Treasuries. UBS AM cannot predict the effects of these or similar events in the future on the US economy and securities markets or on a fund's portfolio.

Asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The funds' investments, related risks and limitations—Credit and liquidity enhancements." The market for asset-backed securities is volatile, which may negatively impact market liquidity conditions, as is the case with mortgage-backed securities, explained below.

Mortgage-backed securities. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. US government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, Freddie Mac or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

Mortgage-backed securities that are issued or guaranteed by the US government, its agencies or instrumentalities are not subject to the funds' industry concentration restrictions, by virtue of the exclusion from that test available to all US government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when a fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be even higher with mortgage-backed securities supported by subprime mortgages.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Any CMO or multi-class pass through structure that includes planned amortization class ("PAC") securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a fund's investment objectives and policies. A fund may invest in various tranches of CMO bonds, including support bonds.

The market for privately issued mortgage-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than US markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

In the past, in certain market environments, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's subadvisor seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See "The funds' investments, related risks and limitations—Duration." If a fund's subadvisor does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its subadvisor does not anticipate, the fund's ability to meet its investment objective may be reduced.

On June 3, 2019, under the Federal Housing Finance Agency's "Single Security Initiative", Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities ("UMBS"). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. In addition, Freddie Mac has offered investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.

More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its subadvisor believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

Ginnie Mae certificates—Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the US government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

Fannie Mae certificates—Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by US government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. Obligations issued by Fannie Mae historically have been supported only by the credit of the issuer, but currently the agency is placed into conservatorship by the US government. The effect that this conservatorship will have on the entity and its guarantee is uncertain. Although the US government and its agencies provide financial support to the entity, no assurances can be given that they will always do so.

Freddie Mac certificates—Freddie Mac also facilitates a national secondary market for conventional residential and US government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Obligations issued by Freddie Mac historically have been supported only by the credit of the issuer, but currently the agency is placed into conservatorship by the US government. The effect that this conservatorship will have on the entity and its guarantee is uncertain. Although the US government and its agencies provide financial support to the entity, no assurances can be given that they will always do so.

Private mortgage-backed securities—Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of US government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The funds' investments, related risks and limitations—Mortgage-backed securities—Types of credit enhancement." These credit enhancements do not protect investors from changes in market value.

Collateralized mortgage obligations and multi-class mortgage pass-throughs—CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the proceeds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates—i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Types of credit enhancement—To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Special characteristics of mortgage- and asset-backed securities—The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

Adjustable rate mortgage and floating rate mortgage-backed securities—Adjustable rate mortgage securities are mortgage-backed securities (sometimes referred to as "ARMs") that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARMs and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index, that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

Collateralized debt obligations. The funds may invest in collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid investments, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the risk that: (1) distributions from collateral securities may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the funds may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Some of the loans in which a fund may invest or to which a fund may gain exposure through its investments in CDOs, CLOs, or other types of structured securities may be covenant-lite loans, which impose fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms that allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain quantitative criteria related to the borrower's financial condition are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions, in each case generally subject to certain exceptions, which exceptions may be broader or more extensive in covenant-lite loans relative to certain other types of loans. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, a fund may have fewer rights against a borrower when it invests in or has exposure to covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more traditional covenants.

Credit and liquidity enhancements. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Investing in non-US securities. Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers and markets are subject. These risks may include expropriation or nationalization of assets, confiscatory or punitive taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets, political or social instability, military action, and diplomatic developments, including sanctions imposed by other countries or governmental entities. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

Securities of non-US issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning non-US issuers of securities held by a fund than is available concerning US companies. Non-US companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

Securities of many non-US companies may be less liquid and their prices more volatile than securities of comparable US companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. From time to time non-US securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Non-US securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in non-US courts, whose procedures differ substantially from those of US courts.

The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging markets. For example, the cost of maintaining custody of non-US securities often exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make non-US investing more expensive than domestic investing.

A fund may invest in non-US securities by purchasing depositary receipts, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in non-US countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in US dollars and are designed for use in the US securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the non-US issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the non-US issuer assumes no obligations, and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Eurodollar bonds and Yankee bonds are types of US dollar denominated non-US securities. Eurodollar bonds are US dollar denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are US dollar denominated bonds of non-US issuers that are sold primarily in the United States.

The funds that invest outside the United States anticipate that their brokerage transactions involving non-US securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on non-US exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on US transactions. There is generally less government supervision and regulation of exchanges and brokers in non-US countries than in the United States.

Investment income and gains on certain non-US securities in which the funds may invest may be subject to non-US withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

The risk of investing in Europe may be heightened due to a June 2016 referendum in which the citizens of the United Kingdom ("UK") decided to exit the European Union ("EU") (referred to as "Brexit"). On January 31, 2020, the UK officially withdrew from the EU, and effective January 1, 2021, the UK and the EU reached an agreement on the terms of their trading relationship, which principally relates to the trading of goods. There remains considerable uncertainty about the consequences and economic effects of the UK's departure. While it is not possible to determine the precise impact these events may have on the fund, the impact on the UK and European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of the fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Uncertainty regarding the policies of the US government, including with regard to the imposition of trade tariffs, embargoes or other restrictions or limitations on trade, could lead to further disruption in the global markets. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by UBS AM will prove correct, and actual events and circumstances may vary significantly.

Foreign currency risks. Currency risk is the risk that changes in foreign exchange rates may reduce the US dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the US dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the US dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies using derivative instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the US and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

Each fund values its assets daily in US dollars, and funds that hold foreign currencies do not intend to convert them to US dollars on a daily basis. From time to time a fund may convert foreign currency to US dollars or hold its foreign currencies as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited.

The value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies or through other transactions.

Emerging market investments. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the US dollar in the past. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

Investment and repatriation restrictions—Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("Code"). If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes—Qualification as a Regulated Investment Company," below.

Differences between the US and emerging market securities markets—Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange ("NYSE"), and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of US companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Government supervision of emerging market securities markets; legal systems—There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States, which may result in greater potential for fraud or market manipulation. In addition, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

Social, political and economic factors—Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies and terrorism; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

From time to time, certain of the companies in which certain funds expect to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US Government and the United Nations and/or countries identified by the US Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US Government and the United Nations and/or countries identified by the US Government as state sponsors of terrorism. Economic sanctions could also, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a fund's investments in such securities harder to value.

Financial information and legal standards—Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with US generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Investments in China. There are special risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Export growth continues to be a major driver of China's rapid economic growth. As a result, a reduction in spending on Chinese products and services, a slowdown in the housing construction and development markets, institution of tariffs or other trade barriers, trade or political disputes with China's major trading partners, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. Trade disputes may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Additionally, developing countries, such as those in Greater China, may subject a fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the funds, directly or indirectly, including by reducing the after-tax profits of companies in China in which a fund invests. Chinese taxes that may apply to the fund's investments include income tax or withholding tax on dividends, interest or gains earned by the fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund.

In December 2020, the US Congress passed the Holding Foreign Companies Accountable Act ("HFCAA"). The HFCAA provides that after three consecutive years of determinations by the US Public Company Accounting Oversight Board ("PCAOB") that positions taken by authorities in the People's Republic of China obstructed the PCAOB's ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on US markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People's Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with US law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of US reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a fund invests in the securities of a company whose securities become subject to a trading prohibition, the fund's ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

Variable interest entities. A fund's investments in emerging markets may also include investments in US- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity ("VIE"). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to US investors, the China-based companies and/or related individuals/entities indirectly raise capital from US investors without distributing ownership of the China-based companies to US investors.

Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based entity (and/or related persons). If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company's securities may suffer significant economic losses.

The contractual arrangements permit the listed issuer to include the financial results of the China-based entity as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States.

Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the China-based entity is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based entity (and/or related persons) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based entity and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

China A-shares (PACE International Emerging Markets Equity Investments). The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the "Stock Connect Program") are subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the fund's ability to invest in China A-shares through the Stock Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Stock Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Program. Because the Stock Connect Program (particularly with respect to the Shenzhen Stock Exchange) is in its early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Stock Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, the Shenzhen Stock Exchange, and their respective clearinghouses and regulators. Any of these authorities may issue further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that all three exchanges will continue to support the Stock Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, the fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Stock Connect Program in respect of eligible China A-shares must be settled in Renminbi ("RMB"), the Chinese currency, the fund investing through the Stock Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Investments made through the Stock Connect Program are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the fund. Securities purchased via the Stock Connect Program will be held in China in book-entry form in the name of Hong Kong's clearinghouse as nominee for all Stock Connect investors. The fund's ownership interest in Stock Connect securities will not be reflected directly and will instead only be reflected on the books of its Hong Kong sub-custodian. It is possible, therefore, that the fund's ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the fund may not be able to participate in corporate actions affecting China A-shares held through the Stock Connect Program due to time constraints or for other operational reasons. Finally, Chinese law has not historically recognized the concept of beneficial ownership; while Chinese regulators and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via the Stock Connect Program, the interpretation of beneficial ownership in the People's Republic of China ("PRC") by regulators and courts may continue to evolve.

Trades on the Stock Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. Further, there are foreign ownership limitations that may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns a certain threshold determined by China's securities rules. As a result, a fund may not be able to execute trading freely in accordance with its investment strategy and the profits that a fund derives from such investments may be limited.

Per circulars issued by the Ministry of Finance of China, the State Administration of Taxation of China and the China Securities Regulatory Commission, the funds are expected to be temporarily exempt from the Chinese withholding tax ("WHT") on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the funds may be subject to such taxes in the future. If the funds expect such WHT on trading in A-shares to be imposed, they reserve the right to establish a reserve for such tax, although they currently do not do so. If a fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if a fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

China Bond Connect (PACE Global Fixed Income Investments). The fund's investments in bonds issued by the Chinese government and certain other PRC-based entities traded on the China interbank bond market through the Bond Connect program (the "Bond Connect Program") are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. The Bond Connect Program is only available on days when markets in both the PRC and Hong Kong are open. The PRC markets may be open at a time when the Bond Connect Program is not trading, with the result that prices of investments purchased through the Bond Connect Program may fluctuate at times when the fund is unable to add to or exit its position. Securities purchased through the Bond Connect Program will be held on behalf of ultimate investors (such as the fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH"), each a PRC-based custodian. The fund's ownership interest will only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects the fund to various risks, such as the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in the securities purchased through the Bond Connect Program, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As a result, the fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Transactions through the Bond Connect Program are settled in Chinese Renminbi ("RMB") and investors must have timely access to a reliable supply of RMB in Hong Kong to effect such transactions, which cannot be guaranteed. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market's laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, the fund's investments in securities through the Bond Connect Program are generally subject to PRC law, securities regulations, listing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the fund's investments or returns. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect.

The Bond Connect program is relatively new and may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the fund's investments or returns. There can be no assurance that further regulations will not affect the availability of securities in the Bond Connect Program, the frequency of redemptions or other limitations. Because the Bond Connect Program is in its early stages, the actual effect on the market for trading in the underlying securities with the introduction of large numbers of foreign investors is currently unknown. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on the fund's performance. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

Investments in Chinese military-industrial complex companies. A series of executive orders issued between November 2020 and June 2021 prohibit US persons from engaging in any transaction in publicly-traded securities of companies identified by the US Government as "Chinese military-industrial complex companies" or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. The prohibitions in the executive orders, although targeted in scope, apply to transactions involving securities of some of the largest companies in China, including companies involved in the aerospace, shipbuilding, construction, surveillance technology and technology sectors. The orders contain a limited exception for transactions by US persons that are made solely for the purpose of divesting from such restricted securities for a one year period after a company is added to the relevant sanctions list. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to the funds. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines. It is uncertain how these prohibitions will affect the funds or their investments and whether any future similar prohibitions will be enacted.

Investments in Russian securities. Following Russia's invasion of Ukraine in February 2022, the United States and other governments have imposed significant sanctions on certain Russian companies and Russia more broadly. In particular, US sanctions prohibit any "new investment" in Russia which is defined to include any new purchases of Russian securities. US persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies. Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities. Moreover, the Russian government has taken actions that impact the custody of equity securities of Russian issuers, which may be detrimental to a fund's ability to locate and recover the relevant assets. These developments have significantly impacted the value and liquidity of Russian securities as well as the ability of a fund to buy, sell, receive, or deliver those securities. They also have impacted the value of the ruble and the Russian economy in general. It is possible that the United States and other governments may impose even more significant sanctions against Russia if the Ukraine invasion continues.

Foreign sovereign debt. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund ("IMF") or the World Bank, and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts in a timely manner. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. In addition, some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Brady Bonds—Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan often have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund expects to purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by US Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the US Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Structured foreign investments. This term generally refers to interests in US and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a US or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

Participation notes. Certain funds, including PACE International Emerging Markets Equity Investments, may invest in participation notes ("P-notes"). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a fund that holds them to counterparty risk (and this risk may be amplified if a fund purchases P-notes from only a small number of issuers).

Structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. A fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and/or the credit default swaps.

A fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying corporate debt obligations or credit default swaps go into default or otherwise become non-performing. In addition, the fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon. Depending on the nature of the collateral, the fund's investment in these securities may also be subject to the risks associated with derivative instruments generally, including among others credit/default risk, interest rate risk, counterparty risk and leverage risk. Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for credit-linked securities may be, or suddenly can become, illiquid, and changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities.

Currency-linked investments. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

Zero coupon and other OID securities; PIK securities. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

Other securities that are sold with original issue discount ("OID") (i.e., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes—Other information" below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from a fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

Certain zero coupon securities are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such US Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. This technique is frequently used with US Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

Convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its preferred securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended ("Securities Act") and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked at to identify the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the appropriate federal banking agencies are required to establish risk-based capital and leverage capital requirements for bank holding companies and savings and loan holding companies that are not less than the generally applicable requirements for insured depository institutions under the agencies' prompt corrective action regulations. This limitation will be phased in over time, and certain securities may be grandfathered and certain institutions may be exempt. Subject to these exemptions, when this provision is implemented, trust preferred securities issued by bank holding companies and savings and loan holding companies will not be eligible for inclusion as a component of Tier 1 capital (see below).

Master limited partnerships. Master limited partnerships ("MLPs") are limited partnerships in which ownership units may be publicly traded on national security exchanges. Generally, an MLP is operated under the supervision of one or more managing general partners and the limited partners (such as a fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be considered to be illiquid and subject to regulatory limitations on investments in illiquid investments. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.

Bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two types of bank capital: Tier 1 (or core capital) and Tier 2 (or supplementary capital). Tier 1 capital often takes the form of trust preferred securities. Tier 2 capital includes cumulative preferred stock and noncumulative preferred stock where the dividend is reset periodically based, in whole or in part, on the bank's current credit standing. Preferred stock must be perpetual or have an original maturity date of not less than 20 years. Tier 2 capital may be callable and has a cumulative interest deferral feature. This means that under certain conditions the issuer bank can withhold payment of interest until a later date. However, such deferred payments generally earn interest.

Warrants. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Loans, loan participations and assignments. Secured or unsecured fixed or floating rate loans ("Loans") are interests in amounts owed by a corporate, governmental, or other borrower to financial institutions ("Lenders") or lending syndicates. Lenders and purchasers of Loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured Loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured Loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The market for Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. This extended settlement process can (i) increase the counterparty credit risk borne by a fund; (ii) leave a fund unable to timely act with respect to Loans it has agreed to purchase;

(iii) delay a fund from realizing the proceeds of a sale of a Loan; (iv) inhibit a fund's ability to re-sell a Loan that it has agreed to purchase if conditions change (leaving the fund more exposed to price fluctuations); (v) prevent a fund from timely collecting principal and interest payments; and (vi) expose a fund to adverse tax or regulatory consequences. To the extent the extended Loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, a fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

Investments in "Loans" arranged through private negotiations between a borrowing corporation, government or other entity and one or more "Lenders" may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. These instruments may be secured or unsecured. Participations typically result in a fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Investments in Loans may involve additional risks. For example, if a Loan is foreclosed, the original Lender and the purchasing fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund that purchased an interest in the Loan could be held liable as a co-lender. Loans may also involve a risk of insolvency of the lending bank or other intermediary.

A Loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the Loan, as specified in the loan agreement. Unless, under the terms of the Loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the Loan or Participation and could suffer a loss of principal or interest.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, Lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

Investments in Loans may be relatively illiquid. In addition, Assignments and Participations are generally not registered under the Securities Act and may be subject to restrictions on transferability, and thus may be subject to a fund's limitation on illiquid investments. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Partici-

pations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Certain lending transactions may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate the original Lender or purchasing fund to make additional cash payments on demand. These commitments may have the effect of requiring the original Lender or purchasing fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Temporary and defensive investments; money market investments. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. In addition, if UBS AM selects a new subadvisor to manage all or part of a fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new subadvisor. Money market investments include, among other things, (1) securities issued or guaranteed by the US government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of US banks, US branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.

Investments in other investment companies. Subject to the provisions of any rules and regulations under the Investment Company Act or any exemptive orders issued thereunder, securities of other investment companies may be acquired by each fund to the extent that such purchases are consistent with that fund's investment objectives and restrictions and are permitted under the Investment Company Act. Section 12(d)(1) of the Investment Company Act requires that, as determined immediately after a purchase is made, (1) not more than 5% of the value of a fund's total assets will be invested in the securities of any one investment company, (2) not more than 10% of the value of the fund's total assets will be invested in securities of investment companies as a group and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund. Certain exceptions to these limitations may apply. A fund may invest in securities issued by other registered investment companies advised by UBS AM or otherwise, including other series of the Trust and exchange-traded funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC, including Rule 12d1-4 under the Investment Company Act. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a fund would bear in a connection with its own operations. Certain types of money market funds in which a fund may invest may impose a discretionary liquidity fee upon the sale of shares, and certain other types of money market funds generally must impose a mandatory liquidity fee when net sales of the money market fund's shares exceed certain levels (with certain de minimis exceptions). The shares of such a money market fund purchased by a fund would be subject to any such liquidity fee imposed.

The funds are permitted to invest in shares of other investment companies to the extent permitted by Rule 12d1-4.

UBS Government Money Market Investments Fund may invest in securities of other money market funds and certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. The fund's investments in certain private investment vehicles are not subject to the Investment Company Act restrictions described above. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the fund would bear in connection with its own operations. The fund may invest in the securities of other money market funds when UBS AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.

Illiquid investments. The term "illiquid investments" includes any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as classified by a fund and as determined pursuant to the Investment Company Act and applicable rules and regulations thereunder. In classifying investments as illiquid, a fund will use information obtained after reasonable inquiry and take into account relevant market, trading, and investment-specific considerations, as well as applicable SEC guidance. A fund reviews liquidity classifications at least monthly, and more frequently if changes in relevant market, trading, and investment-specific considerations are reasonably expected to materially affect one or more of its investments' classifications. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the US government or one of its agencies or instrumentalities will not be considered illiquid if a fund's advisor has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its illiquid investments and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid investments may make it more difficult for a fund to assign a value to those investments for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than that which prevailed when it decided to sell.

Not all restricted securities are illiquid. If a fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. In addition, a large institutional market has developed for many US and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc.) ("FINRA"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS AM and/or each fund's subadvisor pursuant to guidelines approved by the board. UBS AM and/or a fund's subadvisor takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. UBS AM and/or a fund's subadvisor monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board. No fund may acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets.

In making determinations as to the liquidity of municipal lease obligations purchased by certain funds, UBS AM and/or a fund's subadvisor distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, UBS AM and the funds' subadvisors do not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

UBS AM and (where applicable) a fund's subadvisor monitor each fund's overall holdings of illiquid investments. If a fund's holdings of illiquid investments exceed its limitation on illiquid investments for any reason (such as a particular investment becoming illiquid, changes in the relative market values of liquid and illiquid portfolio investments or shareholder redemptions), UBS AM and the applicable subadvisor will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of investments to reduce a fund's holdings of illiquid investments. However, a fund is not required to dispose of illiquid investments under these circumstances.

Repurchase agreements. Each fund may enter into repurchase agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Each fund considers a repurchase agreement having more than seven days remaining to maturity an illiquid investment and will not enter into such repurchase agreement if, as a result, the fund would have invested more than 15% of its net assets in illiquid investments that are assets. A fund may utilize a put feature to limit the maturity of repurchase agreements it enters into.

Repurchase agreements are securities, and may be treated as "Government Securities" as defined in the Investment Company Act, if fully collateralized with such securities, for purposes of the tax diversification requirements that must be met for each fund to qualify as a registered investment company under the Code. Accordingly, each fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a fund's investment strategies and limitations, may require a fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency ("CCA") for US Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in US Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by US Treasury securities (collectively, "Treasury repo transactions") of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of a fund with any direct participants of a CCA will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required as of June 30, 2027. The fund will be required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared repo transactions.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. As described in further detail below, under the SEC's rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the value-at-risk ("VaR") testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. A fund that is a money market fund may only transact in reverse repurchase agreements for temporary purposes or with a bank, aggregating the amount of indebtedness associated with such reverse repurchase agreements with the aggregate amount of any other senior securities representing indebtedness when calculating the fund's asset coverage ratio. See "Strategies using derivative instruments—General description of strategies using Derivative Instruments."

Counterparty risk. Each fund may be exposed to the risk that a counterparty to a transaction may not be willing or able to perform its obligations under the relevant contract, including due to its financial failure or insolvency, and the related risks of having concentrated exposure to such a counterparty. To help lessen those risks, UBS AM, a subadvisor, and/or its affiliates, as applicable, subject to the supervision of the board and UBS AM, monitors and evaluates the creditworthiness of the parties with which a fund does business.

Operations risk. Each fund is subject to the risk that a fund may not be able to complete a transaction in the manner or at the time desired or other potential operational issues because of difficulties with the settlement process or other functions related to the processing of securities transactions. Such risks may arise from factors such as processing errors, human errors, inadequate or failed internal or external processes and controls, failures in systems and technology, documentation issues, changes in personnel and errors caused by third-party service providers.

When-issued and delayed delivery securities. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery to or by a fund later than the normal settlement date at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. In addition, recently finalized rules of FINRA include mandatory margin requirements that will require each fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to each fund's TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to each fund and impose added operational complexity.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A fund may sell the right to acquire the security prior to delivery if its subadvisor deems it advantageous to do so, which may result in a gain or loss to the fund.

Under the SEC's rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies, a money market fund, such as UBS Government Money Market Investments Fund, cannot rely on the rule to use such instruments, with a limited exception for investments in certain when-issued, forward-settling and non-standard settlement cycle securities transactions (the "Delayed-Settlement Securities Provision"). Under the Delayed-Settlement Securities Provision, a fund will be permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the Investment Company Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. A money market fund, such as UBS Government Money Market Investments Fund, will only be permitted to engage in such transactions in compliance with the Delayed-Settlement Securities Provision. A fund that is not a money market fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a "derivatives transaction" for purposes of compliance with the rule. These requirements may limit the ability of a fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, as part of its investment strategies. See "Strategies using derivative instruments—General description of strategies using Derivative Instruments."

Roll transactions. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls are subject to a fund's limitation on borrowings. Certain of the funds may invest in TBA securities (as described above) and may also engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). TBA rolls are not subject to a fund's limitation on borrowing. Treasury rolls may be subject to a fund's limitation on borrowing, if characterized as financing trades by the applicable subadvisor. A fund will may only enter into such transactions in compliance with the SEC's rule related to the use of derivatives, reverse repurchase agreements and similar financing transactions. See "Strategies using derivative instruments—General description of strategies using Derivative Instruments."

Types of municipal bonds. PACE Municipal Fixed Income Investments may invest in a variety of municipal bonds, as described below. Certain other funds also may invest to a limited extent in municipal bonds from time to time.

Municipal bonds—Municipal bonds are obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal securities may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking, insurance or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the securities and thus the value of a fund's investment. Further, a state, municipality, public authority or other issuers of municipal securities may file for bankruptcy, which may significantly affect the value of the securities issued by such issuers and therefore the value of a fund's investment.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may be unable to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds when and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events could also result in decreased investment opportunities for a fund and lower investment performance.

Municipal lease obligations—Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations or the share price of any fund. The credit rating of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by the fund. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the leasee, and disposition of the property in the event of foreclosure might prove difficult.

Certain municipal lease obligations may be pre-refunded. A pre-refunded municipal lease obligation involves the deposit by the insurer of US government securities or cash with a trustee in an escrow account so the trustee may use these assets to pay all interest and principal of the municipal lease obligation.

Industrial development bonds ("IDBs") and private activity bonds ("PABs")—IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from regular federal income taxes in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the fund in calculating their liability for the AMT. See "Taxes—Information about PACE Municipal Fixed Income Investments" below. The fund may invest more than 25% of its net assets in IDBs and PABs.

Taxable municipal bonds—Although most municipal bonds are exempt from federal income tax, some municipal bonds are not. Taxable municipal bonds may include Build America Bonds, which were created pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA") to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-exempt municipal bonds. Build America Bonds are a type of municipal bond and thus are subject to many of the characteristics (except tax characteristics) and risks as other municipal bonds.

Under ARRA, an issuer of a Build America Bond is entitled to receive payments from the US Treasury Department over the life of the Build America Bond equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a Build America Bond at a 10% taxable interest rate, the US Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond ). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a Build America Bond receive a 35% or 45% tax credit, respectively. Although a large portion of the borrowing costs of Build America Bonds are subsidized by the US government, Build America Bonds are subject to state and federal income tax.

Pursuant to ARRA, the issuance of new Build America Bonds ceased on December 31, 2010. There can be no assurance that Build America Bonds will continue to be actively traded, and Build America Bonds may be subject to certain risks associated with municipal bonds generally, such as economic difficulty of the issuing municipality or bankruptcy proceedings. Outstanding Build America Bonds as of the program's expiration date continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the Build America Bonds; however, no bonds issued following such expiration date will be eligible for federal payment or tax credit. Because Build America Bonds are a relatively new form of municipal financing and are subject modifications through future legislation, it is possible that a market for such bonds will decline in value, causing Build America Bonds to experience greater illiquidity than other municipal bonds and causing a portfolio of a fund that holds such bonds to decline in value, possibly more than if it held other types of municipal bonds.

Floating rate and variable rate obligations—Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

Participation interests—Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment advisor will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Tender option bonds—Tender option bonds represent interests in long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Certain regulations could impact the tender option bonds in which a fund invests. In particular, Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (the "Volcker Rule") has impacted tender option bond programs. These rules have the effect of restricting banking entities from: (i) acting as a sponsor or acquiring interests in the trusts used to hold a municipal bond in the creation of tender option bond trusts; and (ii) servicing or maintaining relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. As a result, these rules may adversely affect the tender option bond market and, more broadly, the municipal bond market.

Put bonds—A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its subadvisor, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

Tax-exempt commercial paper and short-term municipal notes—Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues. Investments in municipal bonds may be subject to additional risks, such as the failure of the issuer to make payments because of political issues or adverse determinations as to taxability that may negatively impact value.

Inverse floaters—The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts—an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary with changes in interest rates.

Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

Mortgage subsidy bonds—The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

Standby commitments—The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. The fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

The fund may enter into standby commitments only with those banks or other dealers that, in the opinion of its subadvisor, present minimal credit risk. The fund's right to exercise standby commitments is unconditional and unqualified. A standby commitment is not transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment does not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund are valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and is amortized over the period the commitment is held by the fund.

Duration. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable subadvisor in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows a subadvisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease in value by approximately 3%. Thus, if a subadvisor calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, a subadvisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Lending of portfolio securities. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian (or a sub-custodian or a special "tri-party" custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash and US government securities. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. PACE International Equity Investments may also use the cash collateral it receives from its securities lending activity to finance its short selling activity, subjecting the fund to the risk that the counterparty holding this cash collateral may fail to return it promptly (e.g., in the event of a bankruptcy). In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS AM or a lending agent subject to UBS AM direction and oversight will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will seek to retain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund's interest and operationally reasonably practicable.

State Street Bank & Trust Company ("State Street") has been approved to serve as lending agent for each fund and receives fees, including a fee based on the returns earned on each fund's investment of the cash received as collateral for the loaned securities, for such services. Additionally, State Street has been approved to engage a third party bank as a special "tri-party" custodian for securities lending arrangements.

Short sales "against the box." Each fund (other than UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

A fund might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in a fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where a fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

A fund may only enter into such transactions in compliance with the SEC's rule related to the use of derivatives, reverse repurchase agreements and similar financing transactions. See "Strategies using derivative instruments—General description of strategies using Derivative Instruments."

Short sales. PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Strategic Fixed Income Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the fund sells a security it does not own (or does not have the right to acquire at no added cost).

PACE International Equity Investments may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each fund's return and loss potential.

Each fund must borrow the security to make delivery to the buyer.

Each fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to a fund.

PACE International Equity Investments may also engage in short sale transactions that are effected through the custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions. This option may subject each fund to a heightened risk that the custodi-

an would fail to return the fund's cash collateral. UBS AM regularly monitors the custodian's credit profile and has negotiated certain contractual terms with the custodian that obligate the custodian to return a fund's cash collateral under certain circumstances. However, there is no assurance that the custodian would be able to satisfy this obligation.

Because PACE International Equity Investments and PACE Alternative Strategies Investments are multi-managed and have the ability to engage in short sales, one subadvisor may take a short position and another a long position in the same security.

A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and a fund will realize a gain if the security declines in price between those same dates (PACE International Equity Investments is subject to the risk of additional losses if it elects to invest the proceeds received from the initial short sale, and that investment declines in value). The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a fund is required to pay in connection with the short sale. Because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the fund's potential for loss.

A fund may only enter into such transactions in compliance with the SEC's rule related to the use of derivatives, reverse repurchase agreements and similar financing transactions. See "Strategies using derivative instruments—General description of strategies using Derivative Instruments."

Real estate industry. Although PACE Global Real Estate Securities Investments will not invest directly in real estate, it will invest in the real estate industry. Therefore, an investment in PACE Global Real Estate Securities Investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financings; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trusts. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may invest in REITs. REITs pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage

REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder, by investing in REITs indirectly through a fund, will bear not only the shareholder's proportionate share of the expenses of the fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.

Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Investment Company Act.

Initial public offerings. Several of the funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Special purpose acquisition companies. PACE Global Real Estate Securities Investments may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC's IPO. The securities of a SPAC are often issued in "units" that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in US government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC's shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.

Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.

An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the funds raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in US government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a fund's other investments; (iii) a fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, a fund's investments in SPACs will not sig-

nificantly contribute to a fund's distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, a fund may elect not to participate in, or vote to approve, the proposed transaction or a fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case a fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which a fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and a fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a fund believes is the SPAC interest's intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Artificial Intelligence. UBS AM or a subadvisor may use and/or expand its use of artificial intelligence ("AI") in connection with its business, operating and investment activities and a fund's investments may also use such technologies. Actual usage of such AI will vary, and while UBS AM or a subadvisor may from time to time adopt and adjust usage policies and procedures governing the use of AI by its personnel, there is a risk of misuse of AI technologies. AI is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by AI. Therefore, it is possible that the information provided through use of AI could be insufficient, incomplete, inaccurate or biased, leading to adverse effects for a fund, including, potentially, operational errors and investment losses. AI and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Moreover, the funds' subadvisors may be subject to varying laws and regulations regarding the use of AI depending upon the country or jurisdiction in which they are located. Ongoing and future regulatory actions with respect to AI generally or AI's use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of UBS AM, a subadvisor, a fund or its investments to utilize AI in the manner it has to-date, and may have an adverse impact on the ability of UBS AM, a subadvisor, a fund or its investments to continue to operate as intended.

Cyber security risk. As the use of technology has become more prevalent in the course of business, the funds, like other business organizations, have become more susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of a fund or its service providers or the issuers of securities in which a fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to a fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting a fund's investment advisor or any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.

While UBS AM has established business continuity plans in the event of, and risk management systems to prevent, such cybersecurity breaches, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, UBS AM does not directly control the cybersecurity plans and systems put in place by the funds' other service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

Distressed securities risk. Distressed securities frequently do not produce income while they are outstanding, and may require the fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.

Limited capitalization risk. The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the funds' investments. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the funds. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Events such as war, acts of terrorism, natural and environmental disasters, recessions, rapid inflation, cyber-attacks or incidents, the imposition of international sanctions, trade disputes and changes in trade regulation (including tariffs or other restrictions on trade), elevated levels of government debt, internal unrest and discord, or pandemics or other public health threats could also significantly impact a fund and its investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Low or negative interest rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, a fund would generate a negative return on that investment.

In the past, certain European countries and Japan have pursued negative interest rate policies, and there is the possibility that negative interest rate policies might be pursued in the United States at some point in the future. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit the funds' ability to locate fixed-income instruments containing the desired risk/return profile.

With regard to UBS Government Money Market Investments Fund, a low or negative interest rate environment could impact the fund's ability to maintain a stable $1.00 share price. If the fund has a negative gross yield as a result of negative interest rates, it may reduce the number of shares outstanding on a pro rata basis through reverse stock splits, negative dividends or other mechanisms to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and its organizational documents. The use of such measures is also subject to certain determinations by the fund's board and disclosure requirements, and may have tax implications for the fund and its shareholders. Alternatively, the fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating net asset value per share rounded to four decimal places by using available market quotations or equivalents.

The funds and the PACE Select Advisors Program, Other Programs and Brokerage Platforms. Participants in the PACESM Select Advisors Program and certain other advisory programs (the "Class P Programs"), investors transacting through certain brokerage platforms, and investors who meet certain other eligibility criteria as outlined in the prospectuses related to Class P shares may purchase Class P shares of the funds. Investors seeking to purchase shares of the funds individually and apart from the Class P Programs may do so by purchasing Class A shares of the funds. Because of the ongoing connection between the funds and the Class P Programs, individual funds may be managed in part based upon how they function within the overall Class P Programs. For example, certain funds may be less likely to invest defensively (e.g., by holding cash instruments) in certain market environments because exposure to more conservative investments may be obtained elsewhere through other funds in the Class P Programs. Additionally, a substantial amount of the funds' assets are held through a single intermediary (i.e., UBS Financial Services Inc.), and recommendations made by this intermediary (or other intermediaries) to redeem fund shares could adversely affect the remaining fund shareholders, by reducing a fund's liquidity and/or increasing its transaction and tax costs. These factors may be particularly of interest for those investing outside of the Class P Programs.

Clients of a fee-based program or other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs, institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level, may purchase Class P2 shares of the funds.

Investment limitations of the funds

Fundamental investment limitations. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities or (b) 67% or more of the outstanding voting securities present at a shareholders' meeting if more than 50% of the outstanding voting securities are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Under the investment restrictions adopted by the funds:

(1)  Each fund shall be a "diversified company" as that term is defined in the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

(2)  Each fund, other than PACE Municipal Fixed Income Investments and PACE Global Real Estate Securities Investments, will not "concentrate" its investments in a particular industry, except as permitted under the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

The following interpretation applies to, but is not a part of, this fundamental limitation: Except as noted above, a fund will not purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to municipal securities. In addition, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation. This limitation is also interpreted with respect to UBS Government Money Market Investments Fund so as not to apply to that fund's investments in certificates of deposit and bankers' acceptances of domestic branches of US banks.

PACE Global Real Estate Securities Investments will concentrate in real estate related securities. In addition, the interpretation of municipal securities set forth in the immediately preceding paragraph will also apply to PACE Global Real Estate Securities Investments.

PACE Municipal Fixed Income Investments will concentrate in municipal fixed income securities, the income from which is exempt from regular federal income tax.

(3)  Each fund may borrow money to the extent permitted under the Investment Company Act, as amended, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(4)  Each fund may issue senior securities to the extent permitted under the Investment Company Act, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(5)  Each fund may make loans, to the extent permitted under the Investment Company Act, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(6)  A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell securities that are collateralized by or otherwise related to interests in real estate and securities of companies that deal in real estate or interests therein.

(7)  Each fund may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, to the extent permitted under the Investment Company Act and other applicable laws, rules and regulations, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(8)  A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.

PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders.

Non-fundamental investment limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

(1)  A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

(2)  A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

(3)  A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For each fund except UBS Government Money Market Investments Fund, for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

With the exception of PACE Municipal Fixed Income Investments, each fund's investment policy of investing at least 80% of its net assets in the type of investment suggested by its name may be changed by the fund's board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy. (PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so.)

In addition to each fund's investment policies and restrictions, UBS AM may adopt certain additional internal investment criteria which may further restrict fund investments, such as internal UBS AM policies limiting or prohibiting investments in businesses that engage in certain types of weapons manufacturing, natural resource activities or are identified as failing to meet certain criteria put forth by the United Nations or other global organizations (including "sanctions" lists).

Strategies using derivative instruments

General description of derivative instruments. Each fund (other than UBS Government Money Market Investments Fund) is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forwards and swap transactions. For funds that are permitted to trade outside the United States, UBS AM or the applicable subadvisor also may use forward currency contracts, non-deliverable forwards, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, with the exception of PACE Alternative Strategies Investments, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.

A fund might not use any Derivative Instruments or strategies, and there can be no assurance that using any strategy will succeed. If UBS AM or a subadvisor is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a fund may have lower net income and a net loss on the investment.

Options on securities and foreign currencies—A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

Options on securities indices—A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index. However, it is possible for the option to expire worthless, in which case the purchaser will realize a loss and the writer will realize a gain.

Securities index futures contracts—Securities index futures contracts are agreements pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Futures contracts are traded on exchanges with a clearinghouse. Generally, contracts are closed out prior to the expiration date of the contract.

Futures contracts—Futures contracts are agreements to buy or sell a security, currency or other asset for a set price on a future date. Futures contracts are traded on exchanges with a clearinghouse. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on futures contracts—Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term or at specified times or at the expiration of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Non-deliverable forwards ("NDF")—An NDF provides for a cash-settled forward foreign exchange contract, where on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot foreign exchange rate on an agreed upon notional amount of funds. For a discussion of the risk factors please refer to the "Forward currency contracts" section below.

Forward currency contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

Swap agreements—A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are entered into primarily by institutional investors for periods ranging from one day to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index or other group of securities. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

Commodity-linked derivatives—PACE Alternative Strategies Investments may invest in commodity-linked derivatives. Investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. A fluctuation in the price of the commodity underlying the commodity-linked derivative instrument may cause the fund to lose money.

General description of strategies using Derivative Instruments. A fund may use Derivative Instruments for risk management purposes to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). In addition to the foregoing, PACE Alternative Strategies Investments may use Derivative Instruments for efficient asset allocation and in pursuit of the fund's investment objective.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the val-

ue of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its subadvisor believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its subadvisor believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

Derivative Instruments on securities often are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the US Commodity Futures Trading Commission ("CFTC"). The SEC adopted Rule 18f-4 under the Investment Company Act related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. The rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk ("VaR") leverage limit and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a "limited derivatives users" exception. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the funds' securities lending activities. A fund that is a money market fund may only transact in reverse repurchase agreements and similar financing transactions for temporary purposes or with a bank, aggregating the amount of indebtedness associated with such transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund's asset coverage ratio. In addition, under the rule, a fund (including a money market fund) is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund (other than a money market fund) may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a "derivatives transaction" for purposes of compliance with the rule. Furthermore, under the rule, a fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the Investment Company Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may increase the cost of a fund's investments and cost of doing business. In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes—Other Information."

In addition to the products, strategies and risks described below and in the prospectus, UBS AM or a fund's subadvisor may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. UBS AM or the applicable subadvisor may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds' prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the prospectus.

Special risks of strategies using Derivative Instruments. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)  Successful use of most Derivative Instruments depends upon the ability of UBS AM or a fund's subadvisor to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While UBS AM and the applicable subadvisors are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed. The value of Derivative Instruments may rise or fall more rapidly than other investments and are subject to risk of potential adverse market movements or changes in market volatility. It is possible for a fund to lose more than the amount it invested in the Derivative Instruments.

(2)  There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because UBS AM or the applicable subadvisor projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

(4)  As described below, a fund might be required to make margin and settlement payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

(5)  Derivative Instruments are also subject to counterparty risk, operations risk, and legal risk (including risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract). Regulation relating to a fund's use of Derivative Instruments could potentially limit or impact the fund's ability to invest in Derivative Instruments, limit the fund's ability to employ certain strategies that use Derivative Instruments and/or adversely affect the value of Derivative Instruments and the fund's performance.

Options. The funds may purchase put and call options, and write (sell) put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the fund will be obligated to purchase the security at more than its market value. The securities used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The funds' investment policies, related risks and restrictions—Illiquid securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identi-

cal call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

Limitations on the use of options. The funds' use of options (other than PACE Alternative Strategies Investments and PACE High Yield Investments) is governed by the following guidelines, which can be changed by the board without shareholder vote:

(1)  A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

(2)  The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

(3)  The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

Futures. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase and write put and call options on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a fund's subadvisor wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's subadvisor wishes to lengthen the average duration of its bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a fund is required to deposit with the futures commission merchant ("FCM") through whom the transaction was effected "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Foreign currency hedging strategies—special considerations. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. In addition, these funds may use these strategies to adjust exposure to different currencies or to maintain an exposure to foreign currencies while maintaining a cash balance for fund management purposes (or in anticipation of future investments). Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. Each fund that may invest outside the United States may use non-deliverable forwards, as described below, and may also enter into foreign currency strategies for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objectives.

A fund might seek to hedge against changes in the value of a particular currency for multiple reasons, including when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which UBS AM or its subadvisor believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and UBS AM or its subadvisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency.

The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Non-deliverable forward ("NDF") and forward currency contracts. Each fund that may invest outside the United States may enter into NDF and forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges—for example, a fund may purchase a currency contract to lock in the US dollar price of a security denominated in a foreign currency that the fund intends to acquire. Currency contract transactions may also serve as short hedges—for example, a fund may sell a currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. Each fund that may invest outside the United States may also enter into NDF currency contracts (and PACE Alternative Strategies Investments may also enter into forward currency contracts) for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

The cost to a fund of engaging in currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into an NDF currency contract, it relies on the ability of a counterparty to pay any difference between the contracted exchange rate and the spot foreign exchange rate at the maturity of the contract. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Similar to futures contracts, parties to currency contracts may be able to enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for currency contracts, with the result that closing transactions generally can be made for currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain any required margin in connection with the transaction.

The precise matching of currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Swap transactions. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Swap agreements may be negotiated bilaterally and traded over-the-counter between two parties or, in some instances, must be transacted through a FCM and cleared through a clearinghouse that serves as a central counterparty. Certain standardized swaps are also subject to exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely.

Interest rate swaps involve an agreement to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement in which one party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates.

A fund may use interest rate swaps, caps, floors and collars (1) to enhance return or realize gains, or (2) as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.

Equity swaps or other swaps relating to securities or other instruments (such as features or indices) are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

A fund may take either a long or a short position in credit default swap agreements on a single security or instrument. In a long position, the fund would make periodic payments to the counterparty in return for credit protection and would receive the full notional amount, or "par value" of the reference obligation in the event of default during the term of the transaction. If the fund takes a long position and no event of default occurs, it will lose its investment (i.e., the periodic payments) and recover nothing. In a short position, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, a fund in a short position must pay the counterparty the full notional value of the reference obligation. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. Credit default swap transactions involve greater risks than those associated with a direct investment in the reference obligation.

PACE Alternative Strategies Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Intermediate Fixed Income Investments also may invest in unfunded credit default swaps that are based on an index of credit default swaps (sometimes referred to as a "CDX" transaction). These instruments allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the added benefit of diversification as the credit default swap is based on an index of credits (represented by credit default swap agreements) rather than on a single credit. PACE Alternative Strategies Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income

Investments and PACE Intermediate Fixed Income Investments may take either a long or a short position in unfunded CDX instruments. An investor in a CDX instrument may structure its investment to obtain exposure to different "tranches" representing different levels of credit risk of the issuers underlying the swaps in an index. Certain CDX are subject to mandatory central clearing and exchange trading which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDX transactions.

PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments may also invest in unfunded CDX instruments but are only permitted to take long positions with respect to such instruments. This means that these funds may only invest in CDX instruments to receive payment in the event of a default of one or more of the credits represented in the CDX index.

PACE Alternative Strategies Investments, PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments also may invest in variance swaps. Variance swaps are over-the-counter agreements which allow the fund to take positions on market volatility, as measured by an index or reference rate. The fund may take the position that market volatility will exceed an agreed upon volatility strike amount. If this in fact occurs at the termination of the swap agreement, the fund will receive a payment based upon the amount by which the realized volatility level exceeds the volatility strike amount. Conversely, if realized volatility falls short of the volatility strike amount, the fund will make a payment to the other counterparty instead. The fund may also take the opposite position, that is, that market volatility will fall short of an agreed upon volatility strike amount.

A fund will usually enter into swaps on a net basis, where the fund receives or pays, as the case may be, only the net amount of the two payments (other than credit default swaps where the fund is the protection seller).

A fund will enter into swap transactions only with banks and recognized swap dealers believed by its subadvisor to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Cleared swaps are transacted through FCMs with the clearinghouse serving as a central counterparty. Funds post initial and variation margin in connection with cleared swap transactions through their clearing member FCMs. Central clearing is expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, the margin required for cleared swaps may be in excess of the collateral required under a similar over-the-counter swap, and regulators have imposed certain minimum margin requirements on over-the-counter swaps. Certain cleared swaps are also traded and executed on trading facilities, which may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about cleared and uncleared swaps and publication of certain swap data. Reporting of swap data may result in greater market transparency, but these rules place potential additional administrative obligations on these funds.

Disclosure of portfolio holdings

Policies and procedures generally. UBS AM and the funds' board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS AM and each fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund's manager, subadvisor(s), distributor, or any affiliated person of a fund, its manager, subadvisor(s) or its distributor, on the other. Each fund's disclosures policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund's portfolio holdings will not be made available to anyone outside of UBS AM or a subadvisor unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the funds' prospectuses, as they may be updated from time to time.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS AM and the funds' board determined that each fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS AM's procedures require that UBS AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or the UBS AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM Legal and/or Compliance Departments will periodically review how each fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS AM affiliates and certain fiduciaries, and broker-dealers to ensure that such disclosure and use is for legitimate fund business reasons and consistent with the best interests of the fund's shareholders. Each fund's subadvisor(s) have agreed to follow the policies and procedures adopted by UBS AM and the funds with respect to disclosure of the funds' portfolio holdings.

Board oversight. The funds' board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the funds' chief compliance officer of the portfolio holdings disclosure policies and procedures and the funds' policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940 ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS AM and the funds' board reserve the right to amend a fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time, subject to the approval of the funds' board.

Complete portfolio holdings—disclosure to service providers subject to confidentiality and trading restrictions. UBS AM and/or a fund's subadvisor(s) for legitimate business purposes, may disclose a fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, "Service Providers") to UBS AM, a fund's subadvisors, and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information pursuant to the terms of the service agreement between the Service Provider and a fund or UBS AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a Trust officer or the General Counsel, Deputy General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS AM.

Complete portfolio holdings—disclosure to UBS AM and/or subadvisor affiliates and certain fiduciaries subject to confidentiality and trading restrictions. A fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary or by an attorney in the Legal and Compliance Departments of UBS AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS AM's and/or a subadvisor's code of ethics, a fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, a subadvisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM, a subadvisor, or a fund; (iv) a subadvisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund's current advisor; (v) a newly hired investment advisor or subadvisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians and other third parties as necessary in connection with redemptions in kind of a fund's shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such fund officer or the General Counsel or Associate General Counsel within the Legal Department of UBS AM based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings—arrangements to disclose to Service Providers, Fiduciaries and Other Third Parties. As of the date of this SAI, the specific Service Providers, Affiliates, Fiduciaries and other third parties with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds or for other reasons as specified below, are:

•  State Street, each fund's custodian, accounting agent, securities lending agent and sub-administrator, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, securities lending, valuation, derivatives collateral management and sub-administration services it provides to the funds.

•  Ernst & Young LLP, each fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semiannual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP. In addition, Ernst & Young LLP receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 25-day lag time.

•  Bloomberg L.P., which provides analytical services, receives portfolio holdings information on a quarterly basis with a 60-day lag. The rating agencies of Morningstar and Lipper also receive portfolio holdings information on a quarterly basis so that each fund may be included in each rating agency's industry reports and other materials.

There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

•  Bloomberg Finance L.P. receives daily portfolio holdings for each fund at the end of each day in connection with its provision of services related to liquidity risk management.

•  A limited number of financial printers used by each fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a two week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  ISS Securities Class Action Services, LLC receives portfolio holdings information on a monthly basis on a 6-day lag in connection with proxy voting and class action claims processing services provided to the funds.

•  The rating agency of S&P receives portfolio holdings information on a weekly basis so that a fund may be included in the rating agency's industry reports and other materials. There is a 6-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•  RiskMetrics Solutions LLC receives daily portfolio holdings in connection with its provision of services related to risk management, including derivatives risk management.

•  With respect to UBS Government Money Market Investments Fund, the rating agency of Moody's receives portfolio holdings information approximately 5 days after the end of each month so that the funds may be included in the rating agency's industry reports and other materials. There is an approximately 5-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•  With respect to UBS Government Money Market Investments Fund, International Data Corporation receives portfolio holdings information daily on a real-time basis in connection with providing pricing information for the funds' portfolio securities.

•  With respect to UBS Government Money Market Investments Fund, Thomson Reuters receives portfolio holdings information weekly on a real-time basis in connection with providing pricing information for the funds' portfolio securities.

In addition, UBS AM and certain subadvisors disclose their portfolio holding information to the following parties on a daily basis or other periodic basis as specified below:

•  Brown Brothers Harriman & Co., which performs certain operational functions.

•  FactSet Research Systems Inc., which provides analytical services.

•  Broadridge Financial Solutions, Inc. ("Broadridge"), which provides proxy voting services.

•  Glass, Lewis & Co., which provides proxy voting services.

•  Institutional Shareholder Services, which provides proxy voting services.

•  RiskMetrics Group, which provides proxy voting services.

•  State Street, which performs certain operational functions.

•  Markit WSO Corporation, which performs certain operational functions.

•  BNY Mellon Asset Servicing, which performs certain operational functions.

•  HSBC Securities Services Ltd., which performs certain operational functions.

•  Accenture, which performs certain operational functions.

•  MSCI, Inc., which provides analytical services.

•  Financial Tracking, LLC, which provides certain operational and compliance functions.

•  Investment Technology Group, Inc., which provides analytical services.

•  Vastardis Fund Services L.P., which provides consulting services, including shadow compliance monitoring.

•  BNP Paribas Securities Services, which provides back office administration.

•  Wilshire Associates Inc., which provides analytical services.

•  Reuters Group, which provides analytical services.

•  Thomson Financial, which provides analytical services.

•  Bloomberg L.P., which provides analytical services.

•  Macgregor XIP, which provides software services of trade order management systems.

•  Eze Castle, which provides software services.

•  Financial Information Network, which provides investment advisory accounting services.

•  Advent Software, Inc., which provides investment advisory accounting services.

•  Electra Information Systems, which provides investment advisory accounting services.

•  Evare, which provides investment advisory accounting services.

•  Cogent Consulting, which provides commission tracking services.

•  Citco Fund Services (USA) Inc., which provides middle office services.

•  Morgan Stanley & Co. LLC, which provides analytical services.

•  Nirvana Financial Solutions, Inc., which provides software services.

•  BBH Infomediary, which provides data transmission services.

•  Commcise, which provides consulting services.

•  Confluence Technologies Inc., which provides regulatory monitoring services.

•  MSCI BARRA, Inc., which provides analytical services.

•  OMGEO. LLC, which provides software services.

•  Virtu ITG LLC, which provides analytical services.

•  Investment Company Institute ("ICI"), the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds and unit investment trusts, receives portfolio holdings information about UBS Government Money Market Investments Fund on a monthly basis in order to compile and analyze industry data. There may be a delay of up to approximately 5 business days between the date of the portfolio holdings information and the date on which the information is disclosed to the Investment Company Institute.

•  The ICI receives portfolio holdings information relating to each month of a quarter on a quarterly basis for public policy research and advocacy purposes. There is a 60-day lag between the end of a quarter and the date on which the information is disclosed to the ICI.

•  PACE Alternative Strategies Investments is subject to CFTC and National Futures Association ("NFA") reporting requirements due to its status as a commodity pool for which UBS AM is registered as a commodity pool operator. PACE Alternative Strategies Investments supplies portfolio holdings information on a monthly basis with no lag time after the close of the month to data aggregating service providers to facilitate reporting to the CFTC/NFA.

•  KPMG LLP, the manager of certain investors in the funds, and RVK, Inc., a compliance consultant of KPMG LLP, also receive certain non-public holdings information on a monthly basis with an approximately 8-day lag in order to facilitate compliance with the auditor independence requirements to which KPMG LLP is subject.

Certain subadvisors also disclose their portfolio holding information on a weekly or quarterly basis to Investment Technology Group, Inc., which provides analytical services.

Complete and partial portfolio holdings—disclosure to certain shareholders subject to confidentiality and trading restrictions. UBS AM may make available a fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than eight business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS AM may release the non-public portfolio holdings to a shareholder of a fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of a fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or by an attorney in the UBS AM Legal and Compliance Departments.

Complete and partial portfolio holdings—disclosure to broker-dealers in the normal course of managing fund assets. A subadvisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers dur-

ing the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning a fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund, or an attorney in the UBS AM Legal and Compliance Department. No fund has given its consent to any such use or disclosure and no person or agent of UBS AM or any subadvisor is authorized to give such consent except as approved by a fund's board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to a fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Complete and partial portfolio holdings—disclosure as required by applicable law. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another domestic or foreign regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceeding). The UBS AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS AM Legal Department may not be able to prevent or place restrictions on the disclosure of a fund's portfolio holdings when compelled by law or regulation to provide such information, even if the UBS AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information. Policies and procedures regarding non-material information permit UBS AM, subadvisors, fund officers, fund portfolio managers, and other senior officers of UBS AM Fund Treasury, UBS AM Legal and Compliance Departments, and anyone employed by or associated with UBS AM who has been authorized by the UBS AM Legal and Compliance Departments' representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, "commentary and analysis") or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (or, in the case of UBS Government Money Market Investments Fund, after the most recent monthly public posting of portfolio holdings) ("recent portfolio changes") to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS AM and the subadvisors believe that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

"Approved Representatives" include persons employed by or associated with UBS AM who have been authorized by the Legal and Compliance Departments of UBS AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS AM and/or any subadvisor in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration. The portfolio holdings disclosure policies and procedures prohibit a fund, its subadvisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the subadvisor or by any affiliated person of the subadvisor.

Please see the prospectus regarding the posting of information regarding certain top equity holdings after calendar-month ends.

Organization of the trust; trustees and officers; principal holders and management ownership of securities

The Trust was organized on September 9, 1994 as a statutory trust under the laws of the State of Delaware and currently has fifteen operating series. The Trust has authority to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

The Trust is governed by a board of trustees, which oversees each fund's operations and which is authorized to establish additional series. Each trustee serves an indefinite term of office. The tables below show, for each trustee (sometimes referred to as a "board member") and executive officer, his or her name, address and birth year, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

Independent Trustees

Name, address, and birth year	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 1959 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive, Chicago, IL 60606	Trustee and Chair of the Board of Trustees	Since 2005 (Trustee); since 2023 (Chair of the Board of Trustees)

Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 36 portfolios) for which UBS AM serves as investment advisor or manager.	None
Richard R. Burt; 1947 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 33 portfolios) for which UBS AM serves as investment advisor or manager.	None

Name, address, and birth year	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 1940 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a trustee of 4 investment companies (consisting of 33 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).
Virginia G. Breen; 1964 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 36 portfolios) for which UBS AM serves as investment advisor or manager.

Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (18 funds); NB Asset Backed Credit Fund; certain funds in the Calamos Fund Complex (73 funds). Former Director of JLL Income Property Trust, Inc. (from 2004 to 2023) and Tech and Energy Transition Corporation (2021 to 2023).

David R. Malpass; 1956 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since 2023	Mr. Malpass served as President of the World Bank Group from 2019 to 2023. Prior to that, he served as US Treasury Undersecretary for International Affairs (2017—
			2019) (Mr. Malpass also had previously served as a trustee of the funds from 2014 until 2017, when he entered public service.)	Mr. Malpass is a trustee of 4 investment companies (consisting of 33 portfolios) for which UBS AM serves as investment advisor or manager.

In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government's development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

1  Each trustee holds office for an indefinite term.

Officers

Name, address, and birth year	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[4]; 1968	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS Asset Management (Americas) LLC and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager. Ms. Bubloski is chief financial officer and treasurer of 5 investment companies (consisting of 7 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver[2]; 1963	President	Since 2023

Mr. Carver is an executive director (since 2022) and head of Product Structuring Americas (since 2024), and also a senior member of UBS AM's Americas Products team (since rejoining UBS AM in 2022). Previously, he served as a regional strategic product shelf manager, including UBS AM's strategic product alignment with UBS Financial Services Inc. (from 2022 until 2024) Mr. Carver previously served in the role of president of the funds from 2010 to 2018 before moving to a senior product role at UBS Financial Services Inc. until 2020. Before rejoining UBS AM, Mr. Carver served in a consulting capacity for FLX Networks, a firm serving both the asset management and wealth management industries. He is president of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager.

Michael Gleason[2]; 1982	Vice President	Since 2024

Mr. Gleason is an executive director since 2023, and operational tax specialist for UBS AM—Americas region, prior to which he was a senior manager at Deloitte (from 2014 until 2023). Mr. Gleason is a vice president of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary[4]; 1968	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president, treasurer, chief financial officer and principal accounting officer of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung[2]; 1958	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager of Multi-Component Portfolios of UBS AM—Americas region, which she joined in 1995. Ms. Lung is a vice president of 1 investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Leesa Merrill[3]; 1978	Chief Compliance Officer	Since 2022

Ms. Merrill is an executive director (since 2023) (prior to which she was a director (from 2014 until 2023) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 42 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Name, address, and birth year	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Robert Sabatino[3]; 1973	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 32 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders[5]; 1965	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey[3]; 1985	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is a managing director (since 2023, prior to which he was an executive director (from 2019 until 2023)) and Head of Legal—UBS AM—Americas region (since 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel (from 2017 through 2022) with UBS Business Solutions US LLC and also with UBS AM—Americas region (since 2015). Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak[3]; 1983	Vice President	Since 2016

Mr. Walczak is a managing director (since 2024) (prior to which he was an executive director from 2016 until 2024), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 32 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller[3]; 1961	Vice President and Secretary	Since 1995 and 2019, respectively

Mr. Weller is an executive director (since 2005), deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022) (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995). Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager and is also involved with other funds for which UBS AM serves as investment advisor or administrator.

1  Officers are appointed by the trustees and serve at the pleasure of the board.

2  This person's business address is 787 Seventh Avenue, New York, NY 10019.

3  This person's business address is One North Wacker Drive, Chicago, IL 60606.

4  This person's business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

5  This person's business address is 11 Madison Avenue, New York, NY 10010.

Information about trustee ownership of fund shares

Trustee	Fund	Dollar range of equity securities in funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM serves as investment advisor or manager[1]
Independent trustees
Heather R. Higgins	PACE International Emerging Markets Equity Investments	$50,001 - $100,000	Over $100,000
	PACE International Equity Investments	Over $100,000
	PACE Strategic Fixed Income Investments	Over $100,000
Richard R. Burt	None	None	None
Bernard H. Garil	None	None	Over $100,000
Virginia G. Breen	None	None	None
David R. Malpass	None	None	None

1  Information regarding ownership is as of December 31, 2024, unless otherwise noted.

Leadership structure and qualifications of the board of trustees

The board is responsible for oversight of the funds. The board is currently composed of five trustees, all of whom are not "interested persons" of the funds as that term is defined by the Investment Company Act ("Independent Trustees"). The board members have selected Mrs. Higgins, an Independent Trustee, to act as chair of the board. The chair of the board's role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other trustees between meetings. The chair may also perform such other functions as may be delegated by the board from time to time. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the funds, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the funds or to liaise with the funds' Chief Compliance Officer or service providers, including staff of UBS AM, with respect to certain specified matters. The board meets at regularly scheduled meetings five times throughout the year. In addition, the trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The trustees have determined that the board's leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Trustees and the full board in a manner that enhances the full board's oversight.

The funds have engaged UBS AM to manage the funds on a day-to-day basis. The board is responsible for overseeing UBS AM and other service providers in the operations of the funds in accordance with the Investment Company Act, applicable state and other laws, and the funds' charters. The board reviews, on an ongoing basis, the funds' performance, operations and investment strategies and techniques. The board also conducts reviews of UBS AM and its role in running the operations of the funds.

The board has concluded that, based on each trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a trustee. In determining that a particular trustee is qualified to serve as a trustee, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the funds and protecting the interests of shareholders. Among the attributes common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as trustees. In addition, the board has taken into account the actual service and commitment of the trustees during their tenure in concluding that each should continue to serve. A trustee's ability to perform his or her duties effectively may have been attained through a trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a trustee of the funds, other funds in the fund complex, other investment funds, public companies, or nonprofit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Amb. Burt has served as a board member of the Trust and as a director/trustee of the other funds in the fund complex for over two decades, including as a member and/or chair of various board committees. Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt has served on the boards of directors of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and served as a member of each such fund's audit, nominating and governance committees) and has served as a director on other corporate boards. Prior to joining McLarty Associates in 2007, Amb. Burt was chairman of Diligence Inc. (information and risk management firm). Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the US Ambassador to the Federal Republic of Germany (1985-1989). He had also been a partner of McKinsey & Company (management consulting firm).

Mr. Garil and Mrs. Higgins were elected as directors/trustees of the funds in the fund complex during 2005-2006. Mr. Garil and Mrs. Higgins also serve as members and/or chairs of various board committees.

Mr. Garil has over four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of the boards of funds, trust companies, and non-profit organizations, including OFI Trust Company and the Leukemia & Lymphoma Society. He began his career at the US Securities and Exchange Commission.

Mrs. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Ms. Breen became a trustee in 2023. She has more than 25 years of experience in the financial services industry. She also has experience serving on boards of other entities, including other investment companies.

Mr. Malpass became a trustee in 2023. In his role as President and Chairman of the Board of Executive Directors of the World Bank Group, Mr. Malpass led the Bank Group's public and private sector operations to a record $122.6 billion in commitments in fiscal year 2023, including record investments in climate finance, pandemic preparedness, and debt sustainability. In addition to having been the President of the World Bank Group, he served as US Treasury Undersecretary for International Affairs and has held various other government positions. He was also Chief Economist at Bear, Stearns & Co. Mr. Malpass also had previously served as a trustee of the funds from 2014 until 2017, when he entered public service.

Additional details about each trustee's professional experience is included above in the table in the section captioned "Organization of the Trust; trustees and officers; principal holders and management ownership of securities." That table contains information regarding other directorships currently held by board members.

Risk oversight

The funds are subject to a number of risks, including investment, liquidity, compliance, operational and valuation risks, among others. Risk oversight forms part of the board's general oversight of the funds' investment program and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to the funds is the responsibility of UBS AM or other service providers (depending on the nature of the risk), subject to supervision by UBS AM. Each of UBS AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the funds or UBS AM, their affiliates or other service providers. As part of its regular oversight of the funds, the board, directly or through a committee, reviews reports from, among others, management, the funds' Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS AM or its affiliates, as appropriate, regarding risks faced by the fund and UBS AM's risk oversight programs. The board has appointed a Chief Compliance Officer who oversees the implementation and testing of the funds' compliance program and reports to the board regarding compliance matters for the funds and their service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance Officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Trustees. Virginia G. Breen is chairperson of the Audit Committee. The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Bernard H. Garil and David R. Malpass.

The Audit Committee is responsible for, among other things: (i) overseeing the scope of the funds' audit, (ii) overseeing the funds' accounting and financial reporting policies, practices and internal controls; (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the funds' independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the funds' independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the funds' qualification under Subchapter M of the Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the funds' audit or determining whether the funds' financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Trust's fiscal year ended July 31, 2025, the Audit Committee held five meetings.

The Trust's board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held five meetings during the fiscal year ended July 31, 2025. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Trust at UBS Asset Management (Americas) LLC, UBS Tower, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

Information about Independent Trustee ownership of securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM

As of December 31, 2024, the Independent Trustees and their immediate family members did not own any securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM.

Compensation

Each Independent Trustee receives, in the aggregate from the UBS AM funds he or she oversees, an annual retainer of $280,000. The chairperson of the board receives annually an additional $85,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide assistance in coordinating the board's oversight of compliance matters (Heather R. Higgins), contract reconsideration matters (Bernard H. Garil and David R. Malpass) or corporate restructuring matters (David R. Malpass) receives an additional $25,000. The foregoing fees are allocated among all such funds as follows: (i) one-half of the expense is allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS AM served as an investment advisor or manager during the periods indicated.

Name of person, position[1]	Aggregated compensation from the trust[2]	Total compensation from the trust and the fund complex[3]
Heather R. Higgins, Trustee[4]	$96,914	$458,950
Richard R. Burt, Trustee	75,791	313,750
Bernard H. Garil, Trustee	75,791	313,750
Virginia G. Breen, Trustee[4]	78,276	391,450
David R. Malpass, Trustee	75,792	298,750

1  Only Independent Trustees were compensated by the funds for which UBS AM serves as investment advisor or manager.

2  Represents total fees paid to each trustee during the fiscal year ended July 31, 2025.

3  Represents fees paid during the calendar year ended December 31, 2024 to each Independent Trustee by: (a) 4 investment companies in the case of Messrs. Burt, Garil and Malpass; and (b) 7 investment companies in the case of Mrs. Higgins and Ms. Breen for which UBS AM served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

4  Mrs. Higgins and Ms. Breen also serve on the boards of other registered investment companies for which UBS AM serves as investment advisor or manager.

Principal holders and management ownership of securities

As of November 1, 2025 trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of any fund except as listed below.

Fund	Percentage of shares beneficially owned as of November 1, 2025
PACE Alternative Strategies Investments—Class A	5.67%

As of November 1, 2025, the following shareholders were shown in the Trust's records as owning more than 5% of any class of a fund's shares. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of any class of a fund's shares:

Fund	Name and address[1]	Percentage of shares beneficially owned as of November 1, 2025
PACE Alternative Strategies Investments Class A	Morgan Stanley Smith Barney LLC	9.21%
	UBS Financial Services Inc. FBO Mabel Lung	5.67%
	UBS Financial Services Inc. FBO Linda J Soldo	6.96%
PACE Global Fixed Income Investments Class A	Wells Fargo Clearing Services LLC	5.48%
	Morgan Stanley Smith Barney LLC	7.24%
PACE Global Real Estate Securities Investments Class A	Charles Schwab & Co. Inc	19.26%
	LPL Financial	17.74%
	Morgan Stanley Smith Barney LLC	11.29%
	UBS Financial Services Inc. FBO Donna L Wray	17.00%
	UBS Financial Services Inc. FBO Sandra L Boisvert	7.82%
	UBS Financial Services Inc. FBO Robert A Berk & Cynthia Carten Berk	14.82%
PACE High Yield Investments Class A	Raymond James & Associates, Inc. FBO RJ XXXXXXXX	15.49%
	UBS Financial Services Inc. FBO Anne G Williamson	8.11%
	UBS Financial Services Inc. Cust Neal R Rosenthal	6.26%
PACE High Yield Investments Class P2	UBS Asset Management c/o UBS Global Allocation Fund	100.00%

Fund	Name and address[1]	Percentage of shares beneficially owned as of November 1, 2025
PACE Intermediate Fixed Income Investments Class A	Morgan Stanley Smith Barney LLC	12.25%
	UBS Financial Services Inc. FBO Carolyn Gregory Trustee	5.95%
	UBS Financial Services Inc. FBO Virginia Gregory Trustee	5.95%
PACE International Emerging Markets Equity Investments Class A	Wells Fargo Clearing Services LLC	5.39%
	Morgan Stanley Smith Barney LLC	8.53%
	UBS Financial Services Inc. FBO Miriam Levitt	7.02%
	UBS Financial Services Inc. FBO The Melanie Harwood Living Trust	5.25%
PACE International Equity Investments Class A	Merrill Lynch Financial Data Services	5.01%
	Morgan Stanley Smith Barney LLC	5.43%
PACE International Equity Investments Class P2	UBS Asset Management	100.00%
PACE Large Co Growth Equity Investments Class A	Morgan Stanley Smith Barney LLC	6.90%
PACE Mortgage-Backed Securities Fixed Income Investments Class A	Wells Fargo Clearing Services LLC	5.31%
PACE Municipal Fixed Income Investments Class A	UBS Financial Services Inc. FBO Mary Susan Olcott	8.45%
	UBS Financial Services Inc. FBO Elizabeth Pogue Marshall	6.01%
PACE Small/Medium Co Value Equity Investments Class A	Merrill Lynch Financial Data Services	6.47%
PACE Strategic Fixed Income Investments Class A	UBS Financial Services Inc. FBO Robert A Johnson, Terri Yost and Roberta Rhodes Successor Trustee	8.31%

1  The shareholders listed may be contacted c/o UBS Asset Management (US) Inc., Compliance Department, 787 Seventh Avenue, New York, NY 10019.

Investment management, administration and principal underwriting arrangements

Investment management and administration arrangements. UBS AM acts as the investment manager and administrator to the Trust pursuant to an agreement with the Trust ("Management and Administration Agreement"). Under the Management and Administration Agreement, UBS AM, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds. UBS AM is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. UBS AM is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. UBS AM reviews the performance of all subadvisors and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, UBS AM keeps certain books and records of the Trust. UBS AM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of UBS AM under the Management and Administration Agreement are not exclusive to the Trust, and UBS AM is free to, and does, render management services to others.

As specified in the prospectuses, each fund pays fees to UBS AM for management and administrative services, based on annual percentage rates of the fund's average daily net assets.

The following table shows the fees earned (or accrued) by UBS AM and the portions of those fees waived by UBS AM for the fiscal periods indicated.

Management and administration
fees earned (or accrued)
and recoupments, if any, of prior
expense reimbursements, before
fees waived and/or expense
reimbursements, by UBS AM
	for fiscal years ended July 31,			Management and administration fees waived and/or expense reimbursements by UBS AM for fiscal years ended July 31,
Fund	2025	2024	2023	2025	2024	2023
UBS Government Money Market Investments Fund	$7,271,761	$7,000,105	$3,766,530	$3,781,316	$3,640,054	$1,705,152
PACE Mortgage-Backed Securities Fixed Income Investments	975,076	1,055,972	1,234,611	473,220	533,630	491,056
PACE Intermediate Fixed Income Investments	1,111,240	1,141,363	1,273,772	537,970	567,930	605,838
PACE Strategic Fixed Income Investments	2,269,827	2,359,846	2,629,702	537,054	486,779	451,278
PACE Municipal Fixed Income Investments	847,988	976,885	1,170,686	267,924	253,451	175,984
PACE Global Fixed Income Investments	1,051,108	1,128,955	1,310,452	435,160	484,474	442,167

Management and administration
fees earned (or accrued)
and recoupments, if any, of prior
expense reimbursements, before
fees waived and/or expense
reimbursements, by UBS AM
	for fiscal years ended July 31,			Management and administration fees waived and/or expense reimbursements by UBS AM for fiscal years ended July 31,
Fund	2025	2024	2023	2025	2024	2023
PACE High Yield Investments	$1,246,157	$1,333,334	$1,503,662	$375,097	$449,752	$349,902
PACE Large Co Value Equity Investments	5,898,478	6,021,236	6,552,692	26,499	93,650	25,387
PACE Large Co Growth Equity Investments	6,163,750	6,304,643	6,116,611	199,947	249,310	237,113
PACE Small/Medium Co Value Equity Investments	2,161,349	2,374,277	2,706,389	137,060	207,230	98,353
PACE Small/Medium Co Growth Equity Investments	2,065,809	2,144,789	2,345,984	78,510	116,097	121,570
PACE International Equity Investments	6,286,020	6,461,621	6,677,177	604,619	710,564	657,376
PACE International Emerging Markets Equity Investments	4,096,848	3,700,257	3,027,900	1,145,577	1,139,535	818,918
PACE Global Real Estate Securities Investments	460,254	495,524	579,402	371,073	446,108	390,677
PACE Alternative Strategies Investments	4,378,716	4,943,752	5,021,783	2,250,615	1,306,606	1,139,709

In connection with its management of the business affairs of the Trust, UBS AM bears the following expenses:

(1)  the salaries and expenses of all of its and the Trust's personnel and the fees and expenses of trustees who are interested persons by reason of affiliation with UBS AM or the Trust's subadvisors;

(2)  expenses incurred by UBS AM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

(3)  the fees payable to each subadvisor (other than UBS AM) pursuant to the Advisory Agreements.

Under the terms of the Management and Administration Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS AM or the fund's subadvisor(s). General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions, applicable taxes, and, with respect to short sales, any interest expense or any other cost) of securities purchased or sold by a fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a fund by UBS AM, (3) organizational expenses, including the organizational and other expenses incurred in connection with the initial offering of any new share classes of a fund or the initial offering of a new fund, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) by reason of affiliation with UBS AM or any of UBS AM's affiliates, UBS AM or the subadvisors, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust by reason of affiliation with UBS AM or any of UBS AM's affiliates, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

Under the Management and Administration Agreement, UBS AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management and Administration Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to UBS AM or by UBS AM on 60 days' written notice to the fund.

The funds and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2026 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any subadvisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the funds' board at any time and also will terminate automatically upon the expiration or termination of the funds' advisory contract with UBS AM. These management fee waivers will not be subject to any recoupment provisions.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the funds for certain operating expenses of Class A and Class P in order to maintain the total annual operating expenses of each such class (excluding expenses attributable to (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings and extraordinary expenses) through November 30, 2026 at a level not to exceed certain specified amounts as shown in the chart below. UBS AM is also contractually obligated to waive its management fees for UBS Government Money Market Investments Fund in an amount equal to 0.13% of the fund's average daily net assets through November 30, 2026. Each fund will repay UBS AM for any such waived fees/reimbursed expenses during the three-year period following the period during which UBS AM waived fees or reimbursed expenses, to the extent that repayment can be made without causing the operating expenses of the fund or class during a year in which repayment is made to exceed these expense caps.

For any period during which UBS Financial Services Inc. relies on and UBS AM operates under the Department of Labor individual Prohibited Transaction Exemption 96-59 ("PTE 96-59"), UBS AM has entered into a written fee waiver agreement with PACE Alternative Strategies Investments to waive the incremental investment advisory fees it retains due to its management of a portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures). For any period during which UBS Financial Services Inc. does not rely on and UBS

AM does not operate under PTE 96-59, UBS AM will not be contractually obligated to waive its management fees for PACE Alternative Strategies Investments in the manner described in the foregoing sentence. These management fee waivers will not be subject to any recoupment provisions.

The amounts of the expense caps for each fund and each share class are shown in the table below, and are current as of the date of this SAI; the table also shows, for the fiscal year ended July 31, 2025, UBS AM's fee waivers/expense reimbursements (which may be subject to repayment by the funds through July 31, 2028) and recoupments.

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Fee waivers/ expense reimbursement	Recoupments
UBS Government Money Market Investments Fund	N/A	0.60%	N/A	$0	$0
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	0.72	N/A	473,220	0
PACE Intermediate Fixed Income Investments	0.86	0.61	N/A	537,970	0
PACE Strategic Fixed Income Investments	0.90	0.65	N/A	537,054	0
PACE Municipal Fixed Income Investments	0.82	0.57	N/A	267,924	0
PACE Global Fixed Income Investments	1.03	0.84	N/A	435,160	0
PACE High Yield Investments	1.06	0.88	N/A	345,416	0
PACE Large Co Value Equity Investments	1.14	0.89	N/A	26,499	(1,164)
PACE Large Co Growth Equity Investments	1.13	0.88	N/A	199,947	0
PACE Small/Medium Co Value Equity Investments	1.29	1.04	N/A	137,060	0
PACE Small/Medium Co Growth Equity Investments	1.33	1.08	N/A	78,510	0
PACE International Equity Investments	1.25	1.00	N/A	513,979	0
PACE International Emerging Markets Equity Investments	1.45	1.20	N/A	447,084	0
PACE Global Real Estate Securities Investments	1.45	1.20	N/A	371,073	0
PACE Alternative Strategies Investments	1.83	1.58	N/A	1,802,725	0

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") with respect to UBS Government Money Market Investments Fund so that BNY Mellon would correspondingly reduce the fees it would have charged to that fund. Given that for a portion of the prior fiscal year UBS AM had voluntarily undertaken to reduce its fees and/or reimburse expenses, and when such amount exceeded the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. was to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

With respect to UBS Government Money Market Investments Fund, UBS AM may also voluntarily waive fees and/or reimburse expenses from time to time. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses.

UBS AM has entered into a Sub-Administration Contract with State Street to provide accounting, portfolio valuation and certain sub-administrative services for the funds. UBS AM pays State Street for the services it provides under the Sub-Administration Contract.

The funds have entered into a Service Agreement with State Street to provide certain regulatory support services to the funds, including: (i) CFTC exclusion filing services and other services, as applicable; (ii) website posting of required information for money market funds and Form N-MFP and Form N-CR filing services; and (iii) Form N-PORT and Form N-CEN preparation and filing services. The funds pay State Street a fee at an agreed-upon rate for the services it provides under the Service Agreement. Under the Service Agreement, for the fiscal years ended July 31, 2025, 2024 and 2023, the funds paid fees in the amounts of $252,792, $168,313 and $190,833, respectively.

Investment advisory arrangements. As noted in the prospectus, subject to the monitoring of UBS AM and, ultimately, the board, each subadvisor manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.

Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management and Administration Agreement. Each Advisory Agreement may be terminated by the Trust upon not less than 30 days' written notice (as specified in a specific Advisory Agreement). Each Advisory Agreement may be terminated by UBS AM or the subadvisor upon not less than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Under the Advisory Agreements, the subadvisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the subadvisors in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment advisor has agreed to its fees as described herein. By virtue of the management, monitoring and administrative functions performed by UBS AM, and the fact that subadvisors are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each subadvisor serves in a subadvisory capacity to the fund. Subject to the monitoring by UBS AM and, ultimately, the board, each subadvisor's responsibilities are limited to managing all or a designated portion of the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.

PACE Mortgage-Backed Securities Fixed Income Investments

Under the current Advisory Agreement for this fund with Pacific Investment Management Company LLC ("PIMCO"), UBS AM (not the fund) pays PIMCO a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $335,012, $383,990 and $449,081, respectively, which represented approximately 0.20%, 0.20% and 0.20%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC ("Allianz Asset Management") with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC's managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick.

PACE Intermediate Fixed Income Investments

Under the current Advisory Agreement for this fund with Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH"), UBS AM (not the fund) pays BBH a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $363,086, $394,289 and $436,646, respectively, which represented approximately 0.18%, 0.19% and 0.19%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

BBH is wholly owned by the partners of Brown Brothers Harriman & Co., a New York limited partnership.

PACE Strategic Fixed Income Investments

Under the current Advisory Agreements for this fund with Pacific Investment Management Company LLC ("PIMCO"), Neuberger Berman Investment Advisers LLC ("NBIA") and Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH"), UBS AM (not the fund) pays PIMCO, NBIA and BBH a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $917,119, $976,118 and $1,085,872, respectively, which represented approximately 0.21%, 0.22% and 0.22%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

PIMCO is a limited liability company that is a majority owned subsidiary of Allianz Asset Management, a subsidiary of Allianz SE.

NBIA is a registered investment adviser and an indirect subsidiary of Neuberger Berman Group LLC ("NBG"). NBG is a holding company that through its subsidiaries provides a broad range of global asset management services. NBG's voting equity is owned by NBSH Acquisition LLC ("NBSH"). NBSH is owned by current and former employees, directors and consultants and, in certain instances, their permitted transferees.

BBH is wholly owned by the partners of Brown Brothers Harriman & Co., a New York limited partnership.

PACE Municipal Fixed Income Investments

Under the current Advisory Agreement for this fund with Insight North America LLC ("Insight"), UBS AM (not the fund) pays Insight a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $279,397, $318,066 and $375,425, respectively, which represented approximately 0.16%, 0.16% and 0.16%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Insight is a wholly-owned subsidiary of the Bank of New York Mellon Corporation.

PACE Global Fixed Income Investments

Under the current Advisory Agreement for this fund with J.P. Morgan Investment Management Inc. ("J.P. Morgan"), UBS AM (not the fund) pays J.P. Morgan a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $262,837, $282,239 and $327,613, respectively, which represented approximately 0.15%, 0.15%, and 0.15%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management.

PACE High Yield Investments

Under the current Advisory Agreement for this fund with Nomura Corporate Research and Asset Management Inc. ("NCRAM"), UBS AM (not the fund) pays NCRAM a fee based on the fund's average daily net assets. For the fiscal year ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $538,531.32, $573,334 and $636,767, respectively, which represented approximately 0.30%, 0.30% and 0.30%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

NCRAM is 99% owned by Nomura Holding America Inc. The ultimate parent is Nomura Holdings, Inc., a publicly traded company, which owns the remaining 1% of NCRAM.

PACE Large Co Value Equity Investments

Under the current Advisory Agreements for this fund with Wellington Management Company LLP ("Wellington"), Artisan Partners Limited Partnership ("Artisan Partners") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley"), UBS AM (not the fund) pays each of Wellington, Artisan Partners and Hotchkis & Wiley a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued aggregate investment advisory fees to the fund's subadvisor(s) of $2,181,240, $2,241,321 and $2,517,541, respectively, which represented approximately 0.28%, 0.28% and 0.29%, respectively, of the fund's net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Wellington is wholly owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Artisan Partners is majority-owned by Artisan Partners Holdings LP and managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation.

Hotchkis & Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis & Wiley, and Stephens—H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company.

PACE Large Co Growth Equity Investments

Under the current Advisory Agreements for this fund with J.P. Morgan Investment Management Inc. ("J.P. Morgan"), GQG Partners LLC ("GQG") and Polen Capital Management, LLC ("Polen"), UBS AM (not the fund) pays each of J.P. Morgan, GQG and Polen a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued aggregate investment advisory fees to the fund's subadvisor(s) of $1,899,081, $1,947,511 and $1,888,947, respectively, which represented approximately 0.24%, 0.24% and 0.24%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management.

GQG, a Delaware limited liability company founded in 2016, is an SEC registered investment adviser. GQG is a subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. The majority owner of GQG Partners Inc. is QVFT, LLC, which is controlled by Rajiv Jain, GQG's Chairman and Chief Investment Officer.

Polen is an independently controlled, employee-managed firm, structured as a limited liability company. Currently, 72% of the ownership interests in the firm are held by employees through investment in Polen Capital Holdings LP, 20% of the ownership interests are held by iM Global Partner and 8% of the ownership interests are held by Polen Family Holdings Inc., with each of iM Global Partner and Polen Family Holdings Inc. holding a passive interest in the firm. From a regulatory perspective, Stan C. Moss, Dan Davidowitz, and Damon Ficklin are control persons. Control is not tied to any type of ownership interest in Polen Capital Management, LLC. However, on a day-to-day basis, the Operating Committee, chaired by Stan Moss and generally comprised of the heads of each business unit, collaborates to lead the firm.

PACE Small/Medium Co Value Equity Investments

Under the current Advisory Agreements for this fund with Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory") and ARGA Investment Management, LP ("ARGA"), UBS AM (not the fund) pays KAR, Victory and ARGA a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued aggregate investment advisory fees to the fund's subadvisor(s) of $862,167, $1,013,369 and $1,206,618, respectively, which represented approximately 0.32%, 0.34% and 0.36%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Kayne Anderson Rudnick Investment Management, LLC is a wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded asset management company. ARGA is a limited partnership, which is principally owned by A. Rama Krishna, Founder and Chief Investment Officer, and entities related to Mr. Krishna. Victory is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). VCH is a publicly traded Delaware corporation. VCH filed a registration statement which was declared effective on Form S-1 for an initial public offering of its common stock, which commenced trading on February 8, 2018. On a fully diluted basis (includes vested and unvested stock options and restricted stock units), the current ownership structure (as of August 20, 2025) is Victory Capital employees and directors (15.3%), Public (73.3%), Amundi (4.8%) and Crestview Partners (6.6%).

PACE Small/Medium Co Growth Equity Investments

Under the current Advisory Agreements for this fund with Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy"), UBS AM (not the fund) pays Riverbridge, Calamos and Jacobs Levy a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued aggregate investment advisory fees to the fund's subadvisor(s) of $928,255, $964,433 and $1,058,679, respectively, which represented approximately 0.36%, 0.36% and 0.36%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Riverbridge is majority-owned by its employees. The remaining interests in the company are owned by Lincoln Peak Capital Management, LLC.

Calamos is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Calamos Investments LLC ("CILLC"). Calamos Asset Management, Inc. ("CAM") is the sole manager of CILLC. As of July 31, 2025, approximately 22.24% of the outstanding interests of CILLC is owned by CAM, 77.72% by Calamos Partners LLC ("CPL") and 0.04% by Calamos Equity Partners LLC ("CEP"). CAM is owned by John P. Calamos, Sr. and John S. Koudounis.

CPL is owned by Calamos Family Partners, Inc. ("CFP") and John S. Koudounis. CFP is beneficially owned by members of the Calamos family, including John P. Calamos, Sr. CEP is owned by John S. Koudounis and Daniel L. Dufresne.

Jacobs Levy is organized as a New Jersey corporation and is wholly owned by Bruce Jacobs and Kenneth Levy, each a Principal, Portfolio Manager, Co-Chief Investment Officer and Co-Director of Research of the firm, and with each owning 50% of the firm's equity.

PACE International Equity Investments

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management LLC ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird"), UBS AM (not the fund) pays Mondrian, Los Angeles Capital and Baird a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $1,907,572, $1,966,119 and $2,062,122, respectively, which represented approximately 0.27%, 0.27% and 0.28%, respectively, of the fund's net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Mondrian is a limited company organized under the laws of the United Kingdom. Mondrian is a wholly-owned subsidiary of MIPH Limited and is controlled by members of Mondrian's management. Los Angeles Capital is a California limited liability company founded in 2002 and is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the "Parent Company"). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company. Baird is 100% owned by Baird Financial Corporation ("BFC"). BFC is 100% owned by Baird Financial Group, Inc.

PACE International Emerging Markets Equity Investments

Under the current Advisory Agreements for this fund with William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("Redwheel") and ARGA Investment Management, LP ("ARGA"), UBS AM (not the fund) pays William Blair, Redwheel and ARGA a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $2,378,440, $2,161,243 and $1,810,970, respectively, which represented approximately 0.58%, 0.58% and 0.60%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn is controlled by the Executive Committee. The Executive Committee is comprised of Cissie Citardi, Ryan DeVore, Robert Duwa, Brent Gledhill, Scott McLaughlin, Patrick Quinn, Beth Satterfield, Steven Tole and Matthew Zimmer. Redwheel is a US domiciled limited liability company and is 100% owned by RWC (US) LLC ("RWC LLC"). RWC LLC is 100% owned by RWC Partners Limited ("RWC Partners"). RWC Partners is comprised of an intermediate parent company and a number of subsidiary companies. RWC Partners is a 100% owned subsidiary of RWC Partners Midco Limited ("RWC Midco"), which itself is a 100% owned subsidiary of RWC Partners Holdings Limited ("RWC Holdings"). Both RWC Midco and RWC Holdings are Guernsey based holding companies which are registered for tax in the UK. RWC Holdings is majority-owned by its affiliates' current and former employees and minority-owned by LPC Pinetree LLC which is 100% owned by Lincoln Peak Capital LLC. ARGA is a limited partnership and is principally owned by A. Rama Krishna, Founder and Chief Investment Officer, and entities related to Mr. Krishna.

PACE Global Real Estate Securities Investments

Under the current Advisory Agreement for this fund with Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), UBS AM (not the fund) pays MFS a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $244,510, $263,247 and $307,807, respectively, which represented approximately 0.43%, 0.43% and 0.43%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

MFS is a subsidiary of Sun Life of Canada (US) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

PACE Alternative Strategies Investments

Under the current Advisory Agreements for this fund with Aviva Investors Canada Inc. ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), Electron Capital Partners, LLC ("Electron"), Fulcrum Asset Management LLP ("FAM") and Lazard Asset Management LLC ("Lazard"), UBS AM (not the fund) pays Aviva, PCJ, Kettle Hill, Electron, FAM and Lazard a fee based on the fund's average daily net assets that each manages (UBS AM receives no additional compensation from the fund for allocating a portion of its assets to other unaffiliated pooled investment vehicles and index futures).

For the fiscal years ended July 31, 2025, 2024 and 2023, UBS AM paid or accrued aggregate investment advisory fees to the fund's subadvisor(s) of $2,317,251, $2,395,125 and $2,650,642, respectively, which represented approximately 0.74%, 0.68% and 0.74%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Aviva is a wholly-owned, direct subsidiary of Aviva Investors Holdings Ltd., which is in turn a subsidiary of Aviva plc.

PCJ is a partnership with the members of the PCJ investment team owning 49.75% of the firm's equity and Connor, Clark and Lunn Financial Group Ltd. owning 50.25% of the firm's equity.

Andrew Y. Kurita is the Managing Member and owner of Kettle Hill. Bryan Kiss, CFO and Afroz Qadeer, CEO are also owners of the firm.

Electron employees own 100% of Electron Capital Partners, LLC. Approximately 75% of Electron is owned by Jos Shaver, with the remaining 25% indirectly owned by Ran Zhou, Neil Choi and Jeff Zheng.

FAM is a limited liability partnership incorporated under the laws of England and Wales.

Lazard is an indirect, wholly-owned subsidiary of Lazard, Inc., a Delaware corporation with shares that are publicly traded on the New York Stock Exchange under the symbol "LAZ." Most Lazard investment professionals receive a portion of their annual compensation in deferred awards of Lazard, Inc. restricted stock units. As of July 31, 2025, employees of Lazard, Inc. and its subsidiaries hold a significant portion, approximately 25%, of fully diluted shares outstanding of Lazard, Inc., assuming full vesting of their deferred equity-based incentive awards.

Process for selection of subadvisors. In selecting subadvisors for the funds, UBS AM, together with UBS Financial Services Inc., looks for those firms who they believe are best positioned to deliver strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.

After a thorough initial review of potential advisors, the selection process includes quantitative and qualitative analysis to narrow the list of candidates. The rigorous review, using stringent qualifying standards, incorporates statistical measures of performance, including:

•  Investment returns over short- and long-term periods

•  Risk-adjusted performance

•  Performance relative to the market index that serves as the benchmark for the investment style

The next phase includes office visits and extensive interviews. On the qualitative side, the following areas are examined:

•  Investment philosophy and discipline

•  Adherence to investment style

•  Experience and continuity of key personnel

•  Client service capabilities

•  Size and financial stability

In some instances, it is determined that more competitive and/or consistent returns can be better achieved by hiring multiple subadvisors for an individual fund, each specializing in a particular market segment and management style.

The final phase is the ongoing monitoring of subadvisor performance to ensure that the standards set by the initial phases remain intact throughout the life of a fund. PACE fund subadvisors can be considered for replacement if they are judged to no longer meet the standards that led to their original selection among other reasons. The result of this comprehensive approach is access to a select group of subadvisors.

Transfer agency related services. UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon, the funds' transfer agent, and is compensated for these services by BNY Mellon, not the fund.

For the fiscal years ended July 31, 2025, 2024 and 2023, UBS Financial Services Inc. received from BNY Mellon, not the funds, $2,174,688, $2,558,658 and $3,442,257, respectively, of the total transfer agency and related services fees paid by the funds to BNY Mellon.

Principal underwriting arrangements. UBS AM (US), 787 Seventh Avenue, New York, NY 10019 and One North Wacker Drive, Chicago, IL 60606, acts as the principal underwriter of each class of shares of the funds pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires UBS AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. UBS AM (US) enters into selling agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell the funds' shares. Each fund (other than UBS Government Money Market Investments Fund) has Class A, Class P and Class P2 shares established. UBS Government Money Market Investments Fund has only Class P shares established.

Under a separate plan pertaining to the Class A shares of each fund adopted by the Trust in the manner prescribed by Rule 12b-1 under the Investment Company Act (the "Plan"), each fund pays UBS AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares. There is no distribution/service plan with respect to the funds' Class P or Class P2 shares, and the funds pay no service or distribution fees with respect to these classes of shares.

UBS AM (US) uses the service fees under the Plan for Class A shares primarily to pay broker-dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each broker-dealer. Each broker-dealer then compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

UBS AM (US) receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of Class A shares. These proceeds also may be used to cover distribution expenses.

The Plan and the Principal Underwriting Contract specify that each fund must pay service fees to UBS AM (US) for its service-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the expenses of UBS AM (US) for a fund exceed the service fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the expenses of UBS AM (US) are less than such fees, it will retain its full fees and realize a profit. Annually, the board reviews the Plan and the expenses of UBS AM (US) for Class A shares of a fund separately from the expenses attributable to the other classes of shares of the funds.

Among other things, the Plan provides that (1) UBS AM (US) will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the board members, UBS AM (US) allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

The funds paid (or accrued) the following service fees to UBS AM (US) under the Plan during the fiscal year ended July 31, 2025:

Class A
PACE Mortgage-Backed Securities Fixed Income Investments	$39,991
PACE Intermediate Fixed Income Investments	18,047
PACE Strategic Fixed Income Investments	21,610
PACE Municipal Fixed Income Investments	53,516
PACE Global Fixed Income Investments	35,294
PACE High Yield Investments	5,714
PACE Large Co Value Equity Investments	225,726
PACE Large Co Growth Equity Investments	116,114
PACE Small/Medium Co Value Equity Investments	31,361
PACE Small/Medium Co Growth Equity Investments	39,548
PACE International Equity Investments	57,402
PACE International Emerging Markets Equity Investments	7,135
PACE Global Real Estate Securities Investments	341
PACE Alternative Strategies Investments	8,424

UBS AM (US) estimates that it and its affiliates incurred shareholder service-related and distribution-related expenses with respect to the funds during the fiscal year ended July 31, 2025, as set forth below.

PACE Mortgage-Backed Securities Fixed Income Investments

Class A

Marketing and advertising	$27,143
Amortization of commissions	0
Printing of prospectuses and SAIs	524
Branch network costs allocated and interest expense	142,504
Service fees paid to financial advisors	16,890

PACE Intermediate Fixed Income Investments

Class A

Marketing and advertising	$19,750
Amortization of commissions	0
Printing of prospectuses and SAIs	250
Branch network costs allocated and interest expense	170,876
Service fees paid to financial advisors	7,632

PACE Strategic Fixed Income Investments

Class A

Marketing and advertising	$43,664
Amortization of commissions	0
Printing of prospectuses and SAIs	169
Branch network costs allocated and interest expense	330,256
Service fees paid to financial advisors	9,717

PACE Municipal Fixed Income Investments

Class A

Marketing and advertising	$20,738
Amortization of commissions	0
Printing of prospectuses and SAIs	262
Branch network costs allocated and interest expense	117,224
Service fees paid to financial advisors	22,633

PACE Global Fixed Income Investments

Class A

Marketing and advertising	$19,289
Amortization of commissions	0
Printing of prospectuses and SAIs	544
Branch network costs allocated and interest expense	149,876
Service fees paid to financial advisors	14,849

PACE High Yield Investments

Class A

Marketing and advertising	$17,123
Amortization of commissions	0
Printing of prospectuses and SAIs	43
Branch network costs allocated and interest expense	134,840
Service fees paid to financial advisors	2,417

PACE Large Co Value Equity Investments

Class A

Marketing and advertising	$148,888
Amortization of commissions	0
Printing of prospectuses and SAIs	1,112
Branch network costs allocated and interest expense	443,508
Service fees paid to financial advisors	95,517

PACE Large Co Growth Equity Investments

Class A

Marketing and advertising	$143,966
Amortization of commissions	0
Printing of prospectuses and SAIs	534
Branch network costs allocated and interest expense	480,660
Service fees paid to financial advisors	49,272

PACE Small/Medium Co Value Equity Investments

Class A

Marketing and advertising	$46,801
Amortization of commissions	0
Printing of prospectuses and SAIs	199
Branch network costs allocated and interest expense	177,252
Service fees paid to financial advisors	13,272

PACE Small/Medium Co Growth Equity Investments

Class A

Marketing and advertising	$41,093
Amortization of commissions	0
Printing of prospectuses and SAIs	241
Branch network costs allocated and interest expense	181,100
Service fees paid to financial advisors	16,739

PACE International Equity Investments

Class A

Marketing and advertising	$118,460
Amortization of commissions	0
Printing of prospectuses and SAIs	540
Branch network costs allocated and interest expense	420,840
Service fees paid to financial advisors	24,298

PACE International Emerging Markets Equity Investments

Class A

Marketing and advertising	$38,412
Amortization of commissions	0
Printing of prospectuses and SAIs	88
Branch network costs allocated and interest expense	169,392
Service fees paid to financial advisors	3,029

PACE Global Real Estate Securities Investments

Class A

Marketing and advertising	$2,825
Amortization of commissions	0
Printing of prospectuses and SAIs	9
Branch network costs allocated and interest expense	25,408
Service fees paid to financial advisors	145

PACE Alternative Strategies Investments

Class A

Marketing and advertising	$32,594
Amortization of commissions	0
Printing of prospectuses and SAIs	73
Branch network costs allocated and interest expense	109,332
Service fees paid to financial advisors	3,559

"Marketing and advertising" includes various internal costs allocated by UBS AM (US) to its effort at distributing the funds shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS AM (US). "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the funds shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the funds' shares during this period, and "service fees paid to financial advisors" represents compensation paid by UBS Financial Services Inc. to its financial advisors.

In approving the overall system of distribution for each fund, the board considered several factors, including that the multiple class structure would facilitate sales of fund shares outside the PACE Select Advisors Program and would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the funds' shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

In approving the Plan, the board considered all the features of the distribution system for each fund and classes of shares and the anticipated benefits to the funds (and, as appropriate, each class of the fund) and its shareholders, including, as relevant, (1) the conditions under which different combinations of initial sales charges, contingent deferred sales charges, service fees and distribution fees would be imposed and the amount of such charges, (2) the belief of UBS AM (US) that the different combinations of initial sales charges, contingent deferred sales charges, service fees and distribution fees would be attractive to broker-dealers and financial advisors, as well as to investors, resulting in greater growth of the fund than might otherwise be the case, (3) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential continued growth and/or preventing further erosion of the funds' assets, (4) the services provided to the fund, each class and the shareholders by UBS AM (US) pursuant to the Principal Underwriting Contract, (5) as applicable, the services provided by broker-dealers pursuant to each selling agreement and dealer agreement with UBS AM (US); (6) distribution-related costs and expenses incurred by UBS AM (US) and/or UBS Financial Services Inc. and (7) the benefit to the fund and its shareholders of the fund being available as an exchange vehicle for shares of the corresponding class of other funds for which UBS AM (US) serves as principal underwriter.

With respect to the Plan, the board considered all compensation that UBS AM (US) would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to UBS AM (US) under the Plan in that UBS AM (US) or an affiliate would receive service, distribution, management and administration fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract between the Trust and UBS AM (US) for the Class A shares for the periods set forth below, UBS AM (US) earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc.

Fund

	For the years ended July 31,
	2025	2024	2023
PACE Mortgage-Backed Securities Fixed Income Investments
Class A
Earned	$0	$0	$0
Retained	0	0	0

Fund

	For the years ended July 31,
	2025	2024	2023
PACE Intermediate Fixed Income Investments
Class A
Earned	$1,755	$0	$0
Retained	256	0	0
PACE Strategic Fixed Income Investments
Class A
Earned	0	0	0
Retained	0	0	0
PACE Municipal Fixed Income Investments
Class A
Earned	0	0	0
Retained	0	0	0
PACE Global Fixed Income Investments
Class A
Earned	0	0	0
Retained	0	0	0
PACE High Yield Investments
Class A
Earned	0	0	0
Retained	0	0	0
PACE Large Co Value Equity Investments
Class A
Earned	500	0	0
Retained	49	0	0
PACE Large Co Growth Equity Investments
Class A
Earned	125	0	0
Retained	13	0	0

Fund

	For the years ended July 31,
	2025	2024	2023
PACE Small/Medium Co Value Equity Investments
Class A
Earned	$255	$0	$0
Retained	24	0	0
PACE Small/Medium Co Growth Equity Investments
Class A
Earned	0	0	0
Retained	0	0	0
PACE International Equity Investments
Class A
Earned	0	0	0
Retained	0	0	0
PACE International Emerging Markets Equity Investments
Class A
Earned	0	0	0
Retained	0	0	0
PACE Global Real Estate Securities Investments
Class A
Earned	0	0	0
Retained	0	0	0
PACE Alternative Strategies Investments
Class A
Earned	0	0	0
Retained	0	0	0

UBS AM (US) earned and retained contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended July 31, 2025 as set forth below.

Fund	Class A
PACE Mortgage-Backed Securities Fixed Income Investments	$0
PACE Intermediate Fixed Income Investments	256
PACE Strategic Fixed Income Investments	0
PACE Municipal Fixed Income Investments	0
PACE Global Fixed Income Investments	0

Fund	Class A
PACE High Yield Investments	$0
PACE Large Co Value Equity Investments	13
PACE Large Co Growth Equity Investments	49
PACE Small/Medium Co Value Equity Investments	24
PACE Small/Medium Co Growth Equity Investments	0
PACE International Equity Investments	0
PACE International Emerging Markets Equity Investments	0
PACE Global Real Estate Securities Investments	0
PACE Alternative Strategies Investments	0

UBS AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, "Financial Intermediaries") that engage in selling efforts on behalf of the funds, subject to the internal policies and procedures of UBS AM (US). The source of such payments may come from 12b-1 fees collected from a fund and/or from UBS AM (US)'s own resources (including through transfers from affiliates). Payments made out of UBS AM (US)'s own resources are often referred to as "revenue sharing". Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or "trail" fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS AM (US) and may also be based on such other factors as the Financial Intermediary's ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary's relationship with UBS AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS AM (US) out of its own resources (and not out of fund assets). The value of a shareholder's investment in a fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS AM. UBS AM (US) may pay Financial Intermediaries a finder's fee for a variety of reasons, including (1) where UBS AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS AM. UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)'s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)'s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of fund assets similar to that which a fund otherwise would have paid the funds' transfer agent.

Additional compensation to affiliated broker-dealer. UBS AM or UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•  All funds (except UBS Government Money Market Investments Fund, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments and PACE International Equity Investments): Annual rate of 0.05% (5 basis points) of the value of the net assets invested in each fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

•  PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments and PACE International Equity Investments: Annual rate of 0.15% (15 basis points) of the value of the net assets invested in each fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

•  UBS Government Money Market Investments Fund: Annual rate of up to 0.05% (5 basis points) of the value of the net assets invested in UBS Government Money Market Investments Fund (excluding assets attributable to retirement accounts held in discretionary programs at UBS Financial Services Inc.) to be paid on a monthly basis.

The foregoing payments are made by UBS AM or UBS AM (US) out of their own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). As of November 28, 2025, the unaffiliated financial institutions that UBS AM (US) anticipates will receive additional compensation (as described in the prospectus) from UBS AM (US) or UBS AM, from their own resources, include:

Morgan Stanley Smith Barney LLC ("Morgan Stanley")

With respect to Shares, UBS AM (US), as per written agreement between both parties, shall pay Morgan Stanley at an annual rate of 0.01% to 0.10% of each, applied to customer domestic fund assets held in brokerage and advisory accounts at Morgan Stanley, based on the management fee of each fund as determined by Morgan Stanley. Certain types of qualified accounts and fund types are excluded from this fee calculation.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the funds for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the funds and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by UBS AM to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares. "Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A and Class P qualifying shares (shares sold through Raymond James), UBS AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rate of 0.17% of the average daily value of all qualifying shares of fund assets. In addition, UBS AM (US) agrees to pay Raymond James $15 per purchase (buy) transaction for clients in select account types which are made available without the imposition of a sales charge, transaction or trade charge by Raymond James. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for any fund or funds held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the funds and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Securities lending. Pursuant to an agreement between the funds and State Street, the funds may lend their securities through State Street as securities lending agent to certain qualified borrowers (the "Securities Lending Agreement"). As securities lending agent of the funds, State Street administers the funds' securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the funds. State Street also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, State Street is authorized to exercise contractual remedies on behalf of the funds and, pursuant to the terms of the Securities Lending Agreement, has agreed to indemnify the funds for certain losses, which exclude losses associated with collateral reinvestment. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. State Street, in its capacity as securities lending agent of the funds, is authorized to engage a third party bank as a special "tri-party" custodian for securities lending arrangements and enter into a separate custodial undertaking with each applicable borrower under the funds' securities lending program. State Street maintains records of loans made and income derived therefrom and makes available such records that the funds deem necessary to monitor the securities lending program.

For the fiscal year ended July 31, 2025, the following funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split
PACE Intermediate Fixed Income Investment	$248,682	$11,565	$1,693
PACE Strategic Fixed Income Investment	439,012	19,906	2,978
PACE Global Fixed Income Investment	154,674	1,750	1,119
PACE High Yield Investments	1,893	20	13
PACE Large Co Value Equity Investments	450,525	9,580	2,995
PACE Large Co Growth Equity Investments	12,215	737	70
PACE Small/Medium Co Value Equity Investments	409,876	5,722	2,812
PACE Small/Medium Co Growth Equity Investments	292,822	6,701	1,973
PACE International Equity Investments	2,821,731	34,702	19,724
PACE International Emerging Markets Equity Investments	201,060	8,798	1,191
PACE Global Real Estate Securities Investments	124,621	1,425	901

Fund	Rebate (paid to borrower)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
PACE Intermediate Fixed Income Investment	$189,232	$202,490	$46,192
PACE Strategic Fixed Income Investment	336,534	359,418	79,594
PACE Global Fixed Income Investment	144,804	147,672	7,002
PACE High Yield Investments	1,783	1,816	77
PACE Large Co Value Equity Investments	399,626	412,201	38,324
PACE Large Co Growth Equity Investments	8,460	9,267	2,948
PACE Small/Medium Co Value Equity Investments	378,457	386,991	22,885
PACE Small/Medium Co Growth Equity Investments	257,281	265,955	26,867
PACE International Equity Investments	2,631,040	2,685,466	136,265
PACE International Emerging Markets Equity Investments	155,848	165,838	35,222
PACE Global Real Estate Securities Investments	116,593	118,920	5,701

Bank line of credit. Each fund, other than UBS Government Money Market Investments Fund, participates with other funds managed or advised by UBS AM in a $185 million committed credit facility with State Street ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the funds at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the funds have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees are allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. For the fiscal year ended July 31, 2025, the following funds had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$692,181	9	$1,079	6.233%
PACE Large Co Growth Equity Investments	2,453,705	3	1,207	5.901

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Small/Medium Co Value Equity Investments	$1,066,082	7	$1,177	5.680%
PACE International Equity Investments	909,269	74	10,956	5.862
PACE International Emerging Markets Equity Investments	803,926	59	7,572	5.751
PACE Alternative Strategies Investments	2,297,083	37	14,548	6.162

Proxy voting policies and procedures. The Trust's board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS AM and each fund's subadvisor(s), as applicable, subject to the continuing oversight of the board. Following is a summary of the proxy voting policies of UBS AM and each subadvisor to each fund.

You may obtain information about the funds' proxy voting decisions, without charge, online on the following website: https://vds.issgovernance.com/vds/#/NDQx/FundFamily=322 under the appropriate "drop down" menu category on this Web page or on the EDGAR database on the SEC's website (http://www.sec.gov) for the most recent 12-month period ending June 30 for which an SEC filing has been made.

UBS Government Money Market Investments Fund and PACE Alternative Strategies Investments—UBS AM

UBS AM's proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of standards that determine appropriate corporate governance under all circumstances, and no set of values that will guarantee ethical board behavior, there are certain principles, which UBS AM considers is appropriate to protect the economic value of its clients' investments. UBS AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM's proxy voting policy.

When UBS AM's view of a company's management is favorable, UBS AM generally supports current management initiatives. When UBS AM's view is that changes to the management structure would probably increase shareholder value, UBS AM may not support existing management proposals. If management's performance has been questionable, UBS AM may abstain or vote against specific proxy proposals. In general, UBS AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chair is key, (b) the roles of chair and chief executive officer should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, (d) the board should include executive and non-executive members; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, (b) the non-executive directors should provide a challenging but positive environment for the executive directors and (c) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned and the financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. UBS AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

The proxy voting policy includes guidelines regarding environmental, social, and corporate governance ("ESG") factors during the exercise of voting rights on behalf of UBS AM's clients, such as the funds. Underlying UBS AM's voting and ESG guidelines are two fundamental objectives: (1) acting in the best financial interest of clients and enhancing the long-term value of their investments; and (2) promoting best practice in corporate governance and ensuring that portfolio companies are sustainable and successful.

UBS AM has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM becomes aware of a conflict with respect to a particular proxy, a vote normally will be cast in line with UBS AM's proxy voting policy. If it is identified that this action would not be in the best interests of UBS AM's clients, and under certain circumstances, the relevant internal UBS AM committee may be required to review and resolve the manner in which such proxy is voted.

PACE Mortgage-Backed Securities Fixed Income Investments—Pacific Investment Management Company LLC

Policy Statement: PIMCO adopted a written proxy voting policy ("Proxy Policy") as required by Rule 206(4)-6 under the Advisers Act. It is PIMCO's policy to exercise any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority consistent with PIMCO's fiduciary obligations and applicable law.1 The Proxy Policy is reasonably designed to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies2, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.3 PIMCO has retained an Industry Service Provider ("ISP")4 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP's guidelines. By following the guidelines of an ISP, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP's voting recommendation. In each case as described above, the Legal and Compliance department will review each proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

1  Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2  Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

3  The term "Equity Securities" means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

4  The ISP for Equity Securities proxy voting is Institutional Shareholder Services ("ISS"), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

When processed as corporate action-consents, the Legal and Compliance department will review election forms to determine whether an actual or potential conflict of interest exists with respect to the PM's consent election. PIMCO's Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the "Proxy Working Group"); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO's Legal and Compliance department or PIMCO's Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO's Proxy Policy, and information about how PIMCO voted a client's proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of an ISP engaged to provide PIMCO with proxy voting research and recommendations. PIMCO's due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP's operational processes and ability to provide proxy voting research and recommendations5 and the ISP's compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a sub-adviser to provide portfolio management services to certain PIMCO-affiliated funds. Consistent with its management responsibilities, the Sub-Adviser may assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, where a sub-adviser exercises voting authority, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

PACE Intermediate Fixed Income Investments—Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department

To the extent that the fund's Board has delegated the responsibility to vote proxies on the securities held in the fund's portfolio to the subadviser and in order to mitigate any potential conflict of interest, BBH has retained an independent third-party proxy agent ("Proxy Agent") to recommend how to vote the fund's proxies.

BBH has adopted proxy voting policies and procedures concerning the voting of proxies of its funds clients (the "Proxy Policy and Procedures"). Pursuant to the Proxy Policy and Procedures, BBH reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion. The Proxy Policy and Procedures are reviewed periodically, and, accordingly, are subject to change. The Proxy Agent maintains proxy guidelines, reviewed at least annually by BBH, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer's board of directors and management; and maintain or increase the rights of shareholders. Whether the Proxy Agent or BBH supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

5  This includes the adequacy and quality of the ISP's operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC, Neuberger Berman Investment Advisers LLC and Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department

Pacific Investment Management Company LLC. For information regarding the proxy voting policies of PIMCO, please see the above language in this section under "PACE Mortgage-Backed Securities Fixed Income Investments."

Neuberger Berman Investment Advisers LLC ("NBIA"). NBIA has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.

NBIA's Governance and Proxy Committee ("Proxy Committee") is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NBIA's voting guidelines In instances where a material conflict has been determined to exist, NBIA will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a fund or other client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NBIA investment professional.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case NBIA shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain instructions or consent, which may be negative consent, from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; (iv) instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or (v) engage another independent third party to determine how to vote the proxy.

Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department. For information regarding the proxy voting policies of BBH, please see the above language in this section under "PACE Intermediate Fixed Income Investments."

PACE Municipal Fixed Income Investments—Insight North America LLC ("Insight")

1. Introduction

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with Clients' long-term economic interests.

The Insight Proxy Voting Policy ("Policy") sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively "Insight").

2. Policy Statement

Insight is committed to supporting good governance practices and also voting all proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight's objective is to vote proxies in the best interests of its Clients.

3. Scope

This Policy applies to financial instruments with voting rights where Insight has discretionary voting authority. Alternatively where a Client retains control over the voting decision, Insight will only lodge votes in instances where the client agreement hands responsibility to Insight to cast the votes on their behalf.

4. Proxy Voting Process

Insight's proxy voting activity adheres to best-practice standards and is a component of Insight's Stewardship and Responsible Investment Policies. In implementing its Proxy Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

•  Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

•  Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

•  Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

•  Sustainability: The board should aim to take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

•  The Chair: The independent Chair, or Lead Independent Director, of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

•  The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making powers. There should be a clear division of responsibilities between the independent board members and the executive leadership of the company.

•  Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

•  Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

•  Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

•  Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member's contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company's position and prospects.

•  Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

•  Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

•  Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company's emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

•  Goal Based: The board should base remuneration on goal-based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

•  Transparent: Remuneration arrangements should be transparent and should avoid complexity.

•  Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group ("PVG")—(see section 6).

Voting activity is most usually performed by the Chair of the PVG, a Senior Stewardship Analyst with no day to day investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background. However the vote will be cast by the Chair of the PVG or their delegate. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). The rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1 Voting Agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva ("Voting Agent"). The Voting Agent's responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight's Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies resolutions that require specific shareholder judgment—often relating to corporate transactions or shareholder resolutions. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will review for contentious resolutions and in the event of one will determine if an actual or potential conflict exists, in which case the resolution will be escalated to the PVG voting committee (see section 5.2).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis, the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted on its website (see section 7). Insight conducts an annual due diligence to review the Voting Guidelines and the Voting Agent's related services.

Insight will aim to vote all proxies when eligible. However, there may be instances where operational and logistical considerations may lead to Insight not being able to vote on behalf of client holdings.

5. Conflicts of Interest

Effective stewardship requires protecting Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight's Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

•  make a financial gain or avoid a financial loss at the expense of the Client

•  present material differences in the thoughts of two PM's who own the same security

•  benefit if it puts the interest of one Client over the interests of another Client

•  gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client's interest

•  obtain a higher than usual benefit from a third party in relation to a service provided to the Client

•  receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or

•  have a personal interest that could be seen to conflict with their duties at Insight

•  create a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.

•  create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM's who own the same security

5.1 Escalation of Contentious Voting Issue

When a contentious voting issue is identified, the chair of the PVG or delegate will review, evaluate and determine whether an actual material conflict of interest exists and, if so, will escalate the matter to the PVG voting committee. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

•  removing certain Insight personnel from the proxy voting process

•  walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote

•  voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner and

An unconflicted contentious resolution will be voted by the Chair or their delegate. Where a conflict is deemed to exist the vote, widened to the PVG voting committee, will be determined by majority vote.

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer ("CIO") or their delegate for additional input.

6. Proxy Voting Group

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least semiannually, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

•  Casting votes on behalf of Clients

•  Voting Policy: Oversee and set the Proxy Voting Policy

•  Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis

•  Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines

•  Conflicts of interest: Manage conflicts when making voting instructions in line with Insight's Conflict of Interest Policy

•  Resolution Assessment: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

•  Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy

•  Reporting: Ensure voting activity aligns with local regulations and standards.

The PVG is chaired by a Senior Stewardship Analyst (who has no direct day to day investment discretion) and attended by portfolio management personnel, Market Operations Manager (Deputy Chair), Corporate Risk, and Compliance personnel. The PVG is accountable to and provides semi-annual updates to the Investment Management Group ("IMG").

7. Disclosure and Recording Keeping

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions, Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the "share-blocking period," Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

US Proxy Reporting: Form N-PX

Insight publishes its voting activity in full on its website. This can be found at https://www.insightinvestment.com/investing-responsibly/insights-equity-voting-records/.

Rule 14Ad-1 under the Securities Exchange Act of 1934 ("Exchange Act") requires institutional investment managers (i.e., those managers subject to reporting requirements under Section 13(f) of the Exchange Act), such as Insight North America LLC (INA), to report annually on Form N-PX each "say-on-pay" and "say-on-frequency" vote over which they exercised voting power. Managers must file the form annually by August 31 of each year, covering the previous 12-month period ending on June 30. INA will leverage BNY's Global Holdings Reporting Group to effectuate required filings under Rule 14Ad-1, As requested, INA will provide information on covered votes to clients, including registered investment company clients for which it acts as sub-adviser, to assist them in meeting their own reporting obligations. The PVG will ensure data required to satisfy INA's Rule 14Ad-1 reporting requirements is collected and reviewed for completeness and accuracy, in alignment with the reporting deadlines noted above.

8. Proxy Voting Policy Review

Insight will review its proxy voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects Insight's ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight's ability to vote proxies such as a change in voting agent.

PACE Global Fixed Income Investments—J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc., as an investment sub-adviser to the fund, has been granted the authority to vote the proxies of any voting securities held in the fund's portfolio. In voting proxies, J.P. Morgan's objective is to vote proxies in the best interests of its clients.

J.P. Morgan and its affiliated advisers ("JPMAM") are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. J.P. Morgan has adopted a separate set of Guidelines that covers the regions each of (1) North America, (2) Europe, Middle East, Africa, Central America and South America ("EMEA"), (3) Asia (ex-Japan) and (4) Japan (each, a "Region"; collectively, the "Regions"). In addition, for each Region, J.P. Morgan has adopted Sustainable Strategy Proxy Voting Guidelines ("Sustainable Proxy Guidelines") for certain sustainable strategies, which may apply to certain funds. The Sustainable Proxy Guidelines for those sustainable strategies replace certain sections of the Guidelines for each of the Regions. Proposals for securities held in the sustainable strategies that are not covered by the Sustainable Proxy Guidelines will continue to be voted in accordance with the other provisions of the applicable Guidelines for each of the Regions. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with the fund's objectives and strategies. As a general rule, in voting proxies of a particular security, J.P. Morgan and its affiliated advisers will apply the Guidelines of the Region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that J.P. Morgan and its affiliated advisers has encountered globally, based on many years of collective investment management experience. To oversee the proxy voting process on an ongoing basis, JPMAM has established a proxy committee ("Proxy Committee") for each global location where proxy voting decisions are made. Each Proxy Committee is composed of members and invitees including a proxy administrator ("Proxy Administrator") and senior officers from among the investment, legal, compliance, and risk management departments. The primary functions of each Proxy Committee include: (1) reviewing and approving the Guidelines annually; (2) providing advice and recommendations on general proxy voting matters, including potential or material conflicts of interest escalated to it from time to time as well as on specific voting issues to be implemented by J.P. Morgan; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when J.P. Morgan has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities. The Guidelines are proprietary to J.P. Morgan and reflect J.P. Morgan's views on proxy voting matters as informed by its investment experience and research over many years of proxy voting. Certain guidelines are prescriptive ("Prescribed Guidelines") meaning they specify how J.P. Morgan will vote a particular proxy proposal except where J.P. Morgan, pursuant to its procedures, determines to vote in a manner contrary to its Prescribed Guidelines also known as an "Override". Other guidelines contemplate voting on a case-by-case basis. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. Individual company facts and circumstances vary. In some cases, J.P. Morgan may determine that, in the best interest of its clients, a particular proxy item should be voted in a manner that is not consistent with the Prescribed Guidelines. Where J.P. Morgan chooses to vote in a manner contrary to its Prescribed Guideline (an "Override") or where the Proxy Administrator determines that such vote requires further escalation to certain portfolio management teams ("escalated votes"), the procedures include a review and, for certain votes, an attestation process. These processes are designed to identify actual or potential material conflicts of interest (between a fund on the one hand, and J.P. Morgan or an affiliate, on the other hand), ensure that relevant personnel were not in possession of material non-public information ("MNPI"), and ensure that the proxy vote is cast in the best interests of the fund.

In order to maintain the integrity and independence of J.P. Morgan's investment processes and decisions, including proxy voting decisions, and to protect J.P. Morgan's decisions from influences that could lead to a vote other than in the Funds' best interests, JPMC (including the Sub-Adviser) has adopted policies and procedures that (i) address the handling of conflicts, (ii) establish information barriers, and (iii) restrict the use of MNPI. Material conflicts of interest are further avoided by voting in accordance with J.P. Morgan's Prescribed Guidelines. A material conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for a J.P. Morgan fund, or when the Proxy Administrator has actual knowledge indicating that a J.P. Morgan affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that J.P. Morgan's investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party ("Exception Request") where the Proxy Administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether J.P. Morgan should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

Depending on the nature of the conflict, J.P. Morgan may elect to take one or more of the following measures or other appropriate action: removing certain J.P. Morgan personnel from the proxy voting process or "walling off" personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Prescribed Guidelines, if any, if the application of the Prescribed Guidelines would objectively result in the casting of a proxy vote in a predetermined manner, or delegating the vote to an independent third party, in which case the proxy will be voted by the independent third party in accordance with its own determination. In the event that the portion of the Fund managed by J.P. Morgan, in the aggregate with other funds managed by J.P. Morgan, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by J.P. Morgan (a "Non-J.P. Morgan Fund"), the fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.

For securities held in Funds that seek to follow the investment returns of an underlying index, the Sub-Adviser may abstain from voting if it determines that casting a vote would not have a material effect on the value of the Fund's investments based on the size of the Fund's holdings, its ownership in the issuer, and/or its consideration of the importance of the proxy vote.

The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:

J.P. Morgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) or for all other directors who serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, J.P. Morgan generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company's internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company's governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from board chair, lead independent directors, or governance committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, J.P. Morgan generally votes against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.

J.P. Morgan generally votes for board declassification proposals and against board classification proposals.

J.P. Morgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

J.P. Morgan votes against proposals for a super-majority vote to approve a merger.

J.P. Morgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

J.P. Morgan considers vote proposals with respect to stock-based incentive plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies.

J.P. Morgan also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

J.P. Morgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, J.P. Morgan votes on a case by case basis.

J.P. Morgan supports board refreshment, independence, and a diverse skill set for directors as an important part of contributing to long-term shareholder value. J.P. Morgan generally supports investee companies' consideration of equal employment opportunity and inclusiveness in their general recruitment policies as J.P. Morgan believes such diversity contributes to the effectiveness of boards and further development of sound governance and risk oversight. J.P. Morgan supports investee companies' disclosure of gender, racial and ethnic composition of the board so that J.P. Morgan can include that information as one of the many data points used in its holistic assessment of the companies. As with all proxy votes, J.P. Morgan seeks to vote in each fund's best interests to enhance long-term shareholder value.

J.P. Morgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer's previous year's proposal received a low level of support.

The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:

J.P. Morgan generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company's environmental policies and practices on its financial performance. In general, J.P. Morgan supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration. In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company's products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework.

J.P. Morgan may also consider whether adoption of the proposal would inform and educate shareholders; have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company's existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.

J.P. Morgan votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where J.P. Morgan believes the company is lagging peers in terms of disclosure, business practices or targets. J.P. Morgan also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.

With regard to social issues, among other factors, J.P. Morgan considers the company's labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

J.P. Morgan expects boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company's ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, J.P. Morgan will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data where such disclosure is deemed by J.P. Morgan as inadequate.

Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, "Non-U.S. Guidelines"):

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for J.P. Morgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to J.P. Morgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on J.P. Morgan's behalf, which can result in considerable cost. J.P. Morgan also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the fund's best interests to intentionally refrain from voting in certain overseas markets from time to time.

The Non-U.S. Guidelines reflect the applicable Region's corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, J.P. Morgan takes the company's explanation into account as appropriate, based on J.P. Morgan's overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, J.P. Morgan expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, J.P. Morgan uses the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, J.P. Morgan pays particular attention to management's arguments for promoting the prospective change.

The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.

In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that J.P. Morgan expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.

With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company's earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.

Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect J.P. Morgan's belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.

J.P. Morgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, J.P. Morgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of a unitary board structure. However, since tiered Boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.

J.P. Morgan will use its voting powers to encourage appropriate levels of board independence and diversity as an important part of contributing to long-term shareholder value, taking into account local market practice.

The EMEA Guidelines indicate that J.P. Morgan expects boards to have a strategy to improve female representation in particular. The EMEA Guidelines generally support the target of one-third of board positions being held by women, as recommended by the UK Government's Women on Boards Report, the Davies Review and the FTSE Women Leaders Review (formerly the Hampton-Alexander Review).

The Japan Guidelines include provisions on board diversity and indicate that J.P. Morgan believes directors with diverse backgrounds should make up a majority of a board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there is only one or no female directors (at least 30% gender diversity before 2030).

The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender boards and that such boards would have 25% gender diverse representation, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.

J.P. Morgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

J.P. Morgan will vote in favor of increases in capital which enhance a company's long-term prospects. J.P. Morgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, J.P. Morgan will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

J.P. Morgan will vote in favor of proposals which will enhance a company's long-term prospects. J.P. Morgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

J.P. Morgan will generally vote against anti-takeover devices.

J.P. Morgan considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company's environmental policies and practices on its financial performance. With regard to social issues, among other factors, J.P. Morgan considers the company's labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

North American and Non-U.S. Guidelines. The following describes certain elements that are common to the North America and Non-U.S. Guidelines:

•  The North America and Non-U.S. Guidelines note that, in certain markets, by-law changes have taken place to allow a company to hold virtual or hybrid general shareholder meetings and reflect that general shareholder meetings should be fair, constructive and foster dialogue between company management and shareholders. In principle, J.P. Morgan is supportive of proposals allowing shareholder meetings to be convened by electronic means so long as the flexibility in the format of the meetings contributes to enhancing access to the meetings and where shareholder participation rights are protected, regardless of whether physical or virtual.

•  The North America and Non-U.S. Guidelines include climate risk guidelines due to J.P. Morgan's view that climate change has become a material risk to the strategy and financial performance of many companies. J.P. Morgan may vote against directors of companies, that, in J.P. Morgan's opinion, face material climate-related transition or asset risks, where such disclosures are not available or where J.P. Morgan believes such disclosures are not meaningful. To provide shareholders with meaningful disclosures on how the company is addressing risks related to climate change, J.P. Morgan encourages disclosure aligned with the reporting framework developed by the Task Force on Climate related Financial Disclosures ("TCFD"). In addition, for companies in industries where J.P. Morgan believes climate change risks pose material financial risks, J.P. Morgan encourages more comprehensive reporting including scenario analysis to help under the resilience of a company's strategy and disclosures of Scope 1 and 2 greenhouse gases ("GHG") emission targets, where decarbonization of a company's operations and purchased energy has been identified by the company as a key part of a company's strategy to manage climate change risks. In addition, for companies who have chosen to set loterm net zero targets, J.P. Morgan encourages the company to make disclosures including scope of emissions included in such targets in order to allow J.P. Morgan to evaluate the long-term credibility of transition plans. J.P. Morgan may vote for shareholder resolutions requesting information where disclosure is unavailable or not meaningful.

Securities Lending

Proxies for securities that are out on loan normally cannot be voted, as title passes to the borrower of the securities. J.P. Morgan is not involved in a fund's securities lending arrangements as it is not a party to a securities lending agreement involving the fund and does not make the decision to lend a fund's securities. As a result, to the extent that a fund engages in securities lending, J.P. Morgan will not recall securities of the fund on loan.

PACE High Yield Investments—Nomura Corporate Research and Asset Management Inc.

The fund has delegated to NCRAM the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. NCRAM recognizes that proxy voting is a valuable right of company shareholders. The firm has in place policies and procedures to ensure that NCRAM is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under applicable laws. Generally, NCRAM will vote all proxies it receives. However, it may be unable to vote proxies in certain circumstances, such as when securities are part of a securities lending program. In fulfilling its obligations to clients, NCRAM's goal and intent is to vote all proxies in its clients' best long term interests. NCRAM may vote in a manner that could diminish the value of a client's position in the short-term if NCRAM believes it will increase this value in the long-term and NCRAM expects to hold the security for the long-term. NCRAM also has procedures to address potential material conflicts of interest between NCRAM and its clients.

PACE Large Co Value Equity Investments—Wellington Management Company LLP, Artisan Partners Limited Partnership and Hotchkis and Wiley Capital Management, LLC.

Wellington Management Company LLP. Wellington's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington uses in voting on proxies In addition, Wellington also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington to enter a vote that differs from the Guidelines. Wellington seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

Statement of Policy

Wellington:

1.  Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2.  Votes all proxies in the best interests of the client for whom it is voting.

3.  Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

Procedures

Use of Third-Party Voting Agent

Wellington uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources, including third-party voting agents, to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•  Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are voted in accordance with the Guidelines.

•  Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•  Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Wellington reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

Securities Lending

In general, Wellington does not know when securities have been lent out pursuant to a client's securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington's judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington maintains records related to proxies pursuant to Rule 204-2 of the Advisers Act , ERISA, and other applicable laws. In addition, Wellington discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II ("SRD II").

Artisan Partners Limited Partnership. When Artisan Partners votes a fund's proxy with respect to a specific issuer, the fund's economic interest as a shareholder of that issuer is Artisan Partners' primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests the fund may have in other capacities.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best inter-

ests of the fund as shareholder. The guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by the proxy administration and research service providers engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there are instances when Artisan Partners votes contrary to its general guidelines. Artisan Partners generally votes proxies on ESG matters on a case-by-case basis and does not have predetermined guidelines on how it will vote on ESG-related proxy issues. In addition, due to the varying regulations, customs and practices of non-US countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

In the following circumstances Artisan Partners typically will not vote a fund's proxy:

•  Artisan Partners has concluded that voting would have no identifiable economic benefit to the fund as a shareholder, such as when the security is no longer held in the fund's portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•  Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the fund's custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•  The fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the fund's local sub-custodian, due to timing of the requirement or because the costs required to obtain or produce the required documentation outweigh the benefit of voting the proxy.

•  The fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the fund to recall the loan or the fund is unable to recall the loan in order to vote the securities.

•  The fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged two other proxy service providers to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-US companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

Artisan Partners' proxy voting committee oversees the proxy voting process, reviews this proxy voting policy at least annually, develops the guidelines, grants authority to members of the trading operations department of Artisan Partners, or such other persons as may be designated by the proxy voting committee to perform administrative services relating to proxy voting and, with respect to identified issuers (as described below) and discretionary issuers (as described in the guidelines) where there is an actual or potential conflict of interest, makes determinations as to the votes to be cast. The proxy voting committee also reviews any voting discrepancies or operational issues identified through its reconciliation process. The proxy voting committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time. Unless otherwise noted in Artisan Partners' proxy voting policy, action by any two members of the proxy voting committee shall constitute the action of the committee. To minimize the possibility that members of the proxy voting committee could have certain potential conflicts of interest, none of the members of the proxy voting committee shall be responsible for servicing existing Artisan Partners clients or soliciting new clients.

Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the fund's behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the fund invests in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is an employee of Artisan Partners or a director of Artisan Partners Asset Management Inc., its subsidiaries or a fund sponsored by Artisan Partners; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the "identified issuers"). Artisan Partners' proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, Artisan Partners will vote in accordance with Artisan Partners proxy voting guidelines on routine or corporate administrative matters, and with respect to non-routine matters, Artisan Partners will generally vote in accordance with the determination made by the proxy voting committee, which will consider the investment team's recommended vote, any analysis available from the proxy service provider(s) and whether the proxy service provider(s) has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with the proxy voting guidelines and any identified conflict of interest. Artisan Partners may vote in accordance with the recommendations of a proxy service provider, provided that such service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the service provider is independent of the issuer. If the service provider does not meet those requirements, the proxy voting committee shall consider what course of action will serve the interests of Artisan Partners' clients, including the fund, consistent with Artisan Partners' obligations under applicable proxy voting rules.

Hotchkis and Wiley Capital Management, LLC. Hotchkis & Wiley's primary responsibility is to act as a fiduciary for Hotchis & Wiley's clients when voting proxies. Hotchkis & Wiley evaluates and votes each proposed proxy in a manner that encourages sustainable business practices which in turn maximizes long term shareholder value. Hotchkis & Wiley's proxy policy incorporates E&S issues as well as specific voting guidelines on important governance issues. Proxy voting is core to Hotchkis & Wiley's investment process, as such, Hotchkis & Wiley's investment analysts vote each proxy. Investment analysts are responsible for voting proxies following a thorough review of the proposals and guided by Hotchkis & Wiley's internal proxy policy. The analysts draw from a variety of sources during their proprietary research process, which informs the proxy vote decision. These sources include meetings with senior management and/or board members, other industry experts/contacts, and many other means. To assist Hotchkis & Wiley's analysts in their voting, they are provided with a report that compares the company's board of directors' recommendation against Hotchkis & Wiley's proxy policy guideline recommendation and with third-party proxy research (ISS sustainability and climate benchmarks) and third-party ESG analysis (Morgan Stanley Capital International "MSCI").

There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where Hotchkis & Wiley is unable to vote a particular proxy. In those instances where Hotchkis & Wiley does not have voting responsibility, Hotchkis & Wiley will generally forward its recommendation to such person the client designates.

Hotchkis & Wiley has a Proxy Oversight Committee that is responsible for overseeing proxy administration and conflicts of interest issues. The committee is comprised of the Chief Operating Officer, Chief Compliance Officer, the chair of the ESG Investment Oversight Group, and Managing Director of Portfolio Services. This group oversees Hotchkis & Wiley's proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This committee manages Hotchkis & Wiley's third-party proxy advisory relationship.

PACE Large Co Growth Equity Investments—J.P. Morgan Investment Management Inc., GQG Partners LLC and Polen Capital Management, LLC.

J.P. Morgan Investment Management Inc. For information regarding the proxy voting policies of J.P. Morgan, please see the above language in this section under "PACE Global Fixed Income Investments."

GQG Partners LLC. GQG Partners LLC ("GQG") votes proxies of companies owned by clients who have granted it voting authority and has adopted and implemented written policies and procedures governing the voting of client securities where it has such authority. GQG has retained ISS (the "voting agent") to assist in the coordination and voting of proxies.

GQG's policy is to vote proxies in the interest of maximizing value for its clients. To that end, GQG will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

GQG's procedures are reasonably designed to assure that GQG votes every eligible share; however, there are circumstances in which GQG may be unable to vote or may determine not to vote a proxy on behalf of a client, including, but not limited to, restrictions imposed or impediments to voting in some foreign countries, the untimely receipt of proxy materials, and certain client's security lending programs may prevent GQG from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

GQG's proxy voting procedures address potential conflicts of interest in connection with voting proxies. Such a conflict could arise if, for example, the company issuing proxies was affiliated with a client of GQG. Any material conflict between GQG's interests and those of a client will be resolved in the best interests of the client. In the event GQG becomes aware of such a conflict, GQG will (a) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of GQG's voting agent or other independent third party, (b) if the GQG portfolio management team determines that a vote contrary to the voting agent's recommendation is in the best interest of clients, document the investment rationale for the vote and confirm the vote was not the result of an undue influence, or (c) make other voting arrangements consistent with GQG's fiduciary obligations.

Polen Capital Management, LLC. Polen believes proxy voting is a powerful tool that allows the subadvisor the opportunity to directly influence corporate policy in a way it believes will maximize shareholder value. Polen may also leverage proxy voting matters in company management discussions to express its views and deepen its knowledge about the company. The investment team members undertake close review and consideration of all proxy votes for governance matters and shareholder proposal topics.

Polen utilizes a third-party service provider, ISS, for research and recommendations on proxy issues, and for facilitating the processing of its ultimate selections for each proxy vote. Polen specifically uses ISS's Sustainability Voting Guidelines, which support positive corporate ESG actions that promote practices that present new opportunities or mitigate related financial and reputational risks.

In voting proxies, Polen will consult ISS's Sustainability Voting Guidelines but will make an independent decision for each vote. If the investment team disagrees with ISS's recommendation, the reasons are documented.

PACE Small/Medium Co Value Equity Investments—Kayne Anderson Rudnick Investment Management, LLC, Victory Capital Management Inc., through its business unit branded as Integrity Asset Management, and ARGA Investment Management, LP

Kayne Anderson Rudnick Investment Management, LLC. KAR has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. The extent to which KAR votes proxies is governed by the agreement between KAR and its clients. Where KAR agrees to vote proxies for its clients, KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. KAR casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, KAR's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, KAR tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. Absent special circumstances, it is the policy of KAR to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines. These guidelines are applicable to the voting of US and non-US proxies.

KAR utilizes ISS to administer and analyze proxy votes. In addition to analysis provided by ISS, KAR also leverages the investment management team's knowledge as part of its oversight of KAR's proxy voting policies and procedures. As part of KAR's research process, which can include reviewing regulatory filings, press releases, and industry data as well as comprehensive interviews with management and company personnel, the investment management team develops a strong understanding of the issuer. As the investment process screens for excellence in management, KAR generally believes that non-shareholder-value issues should be voted in alignment with management's recommendations as long as doing so does not present a conflict with clients' interests. While KAR's clients may utilize different voting policies, KAR believes there is no conflict between strategies because all strategies follow a singular quality focused investment strategy.

KAR generally refrains from voting proxies in the following circumstances: (a) Client maintains proxy voting authority or has delegated the right to vote proxies to a third-party other than KAR; (b) Client terminated the agreement; (c) Instances where the cost of casting a vote would not reasonably be expected to have a material effect on the value of the client's investment; (d) Securities are out on loan and transferred into the borrower's name unless the proposal is materially, financially important to the client's account, in which case KAR recalls the securities for voting; and (e) Costs in voting proxies exceeds any anticipated benefits to the client such as instances where fees include costs of traveling to a remote location, high translation costs, or paying a high fee.

Victory Capital Management Inc., through its business unit branded as Integrity Asset Management. It is Victory's policy to vote the fund's proxies in the best interests of the fund and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of fund assets. To assist it in making proxy-voting decisions, Victory has adopted a Proxy Voting Policy ("Policy") that establishes voting guidelines ("Proxy Voting Guidelines") with respect to certain recurring issues. The Policy is reviewed on an annual basis by Victory's Proxy Committee ("Proxy Committee") and revised when the Proxy Committee determines that a change is appropriate.

Voting under Victory's Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory allows its investment franchises to modify their voting instructions against that of the default policy on a case-by-case basis, provided sufficient justification is provided and approved by the Proxy Committee. Victory delegates to Institutional Shareholder Services ("ISS"), an independent service provider, the non-discretionary administration of proxy voting for its clients, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

Victory's Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the fund or if required by the client. In such cases, Victory may consider, among other things:

•  the effect of the proposal on the underlying value of the securities

•  the effect on marketability of the securities

•  the effect of the proposal on future prospects of the issuer

•  the composition and effectiveness of the issuer's board of directors

•  the issuer's corporate governance practices

•  the quality of communications from the issuer to its shareholders

Victory may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. Victory generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance ("ESG")-related proposal is likely to enhance or protect shareholder value. The investment team's opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the fund's best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Victory's policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Proxy Voting Guidelines, and whether Victory supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•  Victory generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•  Victory generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company's governance practices, and company performance.

•  Victory generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•  Victory reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•  Victory generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•  Victory reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•  Victory reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•  Victory will generally vote FOR advisory votes on executive compensation ("say on pay") unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•  Victory will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•  Victory generally will vote in line with the board's recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market.

Occasionally, conflicts of interest arise between Victory's interests and those of the fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory will seek the opinion of its chief compliance officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

ARGA Investment Management, LP. ARGA's objective in voting proxies is to maximize shareholder value and to vote proxies in a manner that reflects the best long-term, economic interest of its clients. In doing so, ARGA follows any voting guidelines issued by clients, so long as these guidelines are consistent with ARGA's duties under applicable law, including ERISA. ARGA's proxy voting guidelines are the same for all clients, as long as a client has delegated ARGA with the authority to vote proxies on their behalf.

ARGA's procedures are designed to ensure all proxies are received, analyzed and voted in a timely manner. In addition to information derived from ARGA's in-depth research and ongoing company analyses, ARGA utilizes the services of a third party proxy advisory firm, Glass Lewis, to obtain supplementary research and impartial analysis prior to voting and to administer the proxy voting process. ARGA retains responsibility for instructing Glass Lewis how to vote and still applies its proxy voting guidelines when voting proxies on behalf of clients through Glass Lewis. This includes rejecting the advice of Glass Lewis in circumstances where ARGA determines doing so is in the best interest of clients.

Proxy Voting Guidelines

The guidelines below are not exhaustive and do not include all potential voting issues that may arise. Proxy issues and the circumstances of individual companies are often varied and there may be instances when ARGA may vote differently than indicated in these guidelines. In addition, due to varying regulations in non-U.S. countries, ARGA may vote contrary to the guidelines in circumstances where following the guidelines would be inconsistent with local laws.

ARGA's views and voting policies are general principles, not absolute terms, and ARGA may consider certain voting decisions on a case-by-case basis depending on a company's particular facts and circumstances. The decision to vote in support or opposition of a proposal is based on the specific circumstances described in the proxy statement and other available information.

Routine Proposals

Generally, ARGA votes proxies in favor of routine proposals, unless there is specific information indicating that approval of the proposal would adversely affect the value of the investment or would not be in the best interest of clients. Such routine matters generally include, among others: routine election of directors, appointment of independent auditors, date and place of the annual meeting, ratification of directors' actions on routine matters, and indemnification of directors and/or officers.

Social Conscience/Moral Issues

ARGA will generally vote on a moral or social issue based on the potential economic impact of the proposal. In cases where the economic impact is not clear, a vote to "abstain" may be appropriate.

Financial or Corporate Governance Questions

Financial and corporate governance issues take more time to consider and may be additionally complicated by activities such as hostile takeovers and mergers.

The Board of Directors

ARGA will generally vote for the following types of proposals:

•  Election of competent, qualified directors that support board's independence. ARGA generally believes that two thirds of the board should be independent and that elections should be held as part of a formal and transparent process, the details of which should be fully disclosed;

•  Appointment of external auditors that provide qualified, competent advice, avoid conflicts of interest and uphold the transparency and integrity of financial reporting;

•  Reasonable incentive compensation plans for executives and directors that encourage long-term value creation.

ARGA will generally vote against the following types of proposals:

•  Compensation plans that are not aligned with long-term shareholder interests.

Governance Structure

ARGA will generally vote in favor of the following types of proposals:

•  Confidential voting, cumulative voting, "bundled" elections or proposals to lower barriers to shareholder action; and

•  Proposals to restore shareholder ability to remove directors with or without cause.

ARGA will generally vote against the following types of proposals:

•  Board entrenchment proposals and anti-takeover measures, such as "poison pill" and "golden parachute" provisions;

•  Related party transactions, where insufficient disclosures have been furnished for a fully informed vote; and

•  Limitations on shareholder ability to act, blank check preferred stock authorizations, eliminating cumulative voting rights, and proposals to adopt classified boards.

Sustainability Considerations

ARGA will generally vote "for" proposals that increase the level of oversight and improve sustainability practices. For example:

•  Appointments of directors/board level committees charged with oversight of sustainability issues;

•  Increased disclosure and documentation of sustainability policies; and

•  Implementation of sustainability targets that are deemed to have a long-term impact on economic value.

ARGA will generally vote "against" the following types of proposals:

•  Policies that directly contravene industry sustainability standards and that put a company at risk of litigation;

•  Policies that are likely to have a detrimental impact on the safety of employees; and

•  Decreased transparency and reporting.

Shareholder proposals

ARGA will consider all proposals and vote "for" those that promote greater accountability and enhanced governance structures.

Dividend and share buybacks

Dividend and share buyback programs will generally be assessed on a case-by-case basis in the context of the most efficient use of capital. We endeavor to engage with companies to understand in-depth their rationale for such programs.

US Companies

ARGA views its engagement with US portfolio companies as informative discussions where ARGA seeks to understand issues that may impact company valuation. While ARGA may discuss its views on a particular topic, its engagement is not designed to, explicitly or implicitly, compel change or influence control of a company or to pressure company management to implement specific measures, change policies or adopt practices consistent with its views (for example, exerting pressure on management to influence control transactions such as a restructuring or contested election of directors or to adopt particular governance measures, including those tied to specific social or environmental policies).

Likewise, ARGA does not state or imply during any engagement that it will condition its support on the adoption of its recommendations and views (for example, explicitly or implicitly conditioning its support for director nominees on the adoption of its recommendations or linking voting decisions to management's acceptance of our recommendations).

Similarly, while ARGA may exchange ideas with other shareholders or engage with management and other shareholders to jointly express its views, such communications are not designed to induce shareholders to form a coordinated group to exert pressure over company management to implement specific measures or changes to company policy.

With respect to the election of directors, ARGA generally seek boards comprising competent, qualified individuals with a variety of skillsets, perspectives, experiences and personal characteristics to enable effective, independent oversight as stewards of shareholder interests. Board compositions should also comply with the requirements and best practices set by market-specific governance frameworks. ARGA generally believes that shareholder interests are best served when board elections are held as part of a formal and transparent process.

Conflicts of Interest

ARGA's proxy voting policies provide guidelines for dealing with actual or potential conflicts of interest, when identified. These include informing clients and seeking their consent or instructions, or addressing the issue through other objective means, such as deferring to the recommendation of ARGA's independent third-party advisory firm, Glass Lewis.

Glass Lewis itself has implemented conflict management procedures to avoid and manage (if unavoidable) conflicts of interest arising between an issuer and Glass Lewis. For example, Glass Lewis requires any employee who serves as an executive or director of a public company to disclose the conflicts and abstain from any involvement in the research, analysis or making of any vote recommendations for such company.

Limitations on ARGA's Proxy Voting Obligations

In certain situations, ARGA may not vote client proxies or may abstain from voting. For example:

•  ARGA will not vote proxies of behalf of a client where the client has reserved the right to vote proxies itself or has delegated the right to vote to a third party.

•  ARGA will not vote proxies on behalf of a client after the effective termination date of ARGA's investment advisory agreement with such client.

•  ARGA may abstain from voting proxies in circumstances where ARGA determines doing so would have no identifiable economic benefit to the client, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holdings is insignificant.

•  ARGA may abstain from voting a client's proxy when the cost or disadvantage resulting from voting, in ARGA's judgment, outweighs the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record date and meeting date ("share blocking"). In general, ARGA believes that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

•  ARGA does not offer a securities lending service. Proxies for securities on loan through securities lending programs will generally not be voted, as ARGA's clients (not ARGA) control these securities lending decisions (unless the client calls the securities back to permit the exercise of such rights).

•  ARGA may not be able to vote proxies due to circumstances beyond ARGA's control such as a regional disaster, business continuity or cyber event involving ARGA, ARGA's proxy advisory firm or client custodians, which may prevent proxies from being voted on time, or errors and circumstances not attributable to, and beyond, ARGA's control.

PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, Jacobs Levy Equity Management, Inc. and Calamos Advisors LLC

Riverbridge Partners, LLC. It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the accounts whose assets Riverbridge manages. For most proposals, including those often considered "ESG" proposals, those that maximize the value of portfolio securities over the long term will be approved. The purposes of these proxy voting procedures are to ensure that Riverbridge fulfills its responsibilities to clients in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith.

Riverbridge utilizes the services of two proxy service firms: one for research and a second for casting votes. Securities in client accounts will be voted based on recommendations received by the proxy research firm. Their recommendations will be based on the proxy voting guidelines of Riverbridge. In order to ensure the use of the proxy service advice and execution is consistent with its fiduciary obligations, Riverbridge retains the ultimate authority in voting the proxies in client accounts; therefore, Riverbridge may override the recommendation by the proxy research firm when casting votes. When engaging proxy service firms, Riverbridge's Investment Team considers factors such as service level, ability to manage the guidelines requested by Riverbridge, research depth and reporting, pricing, automation, timeliness and the ability to execute, as applicable.

Riverbridge's Investment Team is responsible for identifying material conflicts of interest when voting proxies. Examples include voting on a security held in a company where Riverbridge also manages that company's pension assets, an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge's ability to vote without conflict, Riverbridge has a financial interest in the outcome of a proxy vote. If a conflict is identified, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted, solely in the interest of the client, generally meaning in the interest of maximizing portfolio assets over the long term. Riverbridge will record the security involved, the basis for the conflict and its proxy votes as they relate to this security.

Jacobs Levy Equity Management, Inc. Proxy voting is an important right of shareholders. Jacobs Levy recognizes that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in their best interests in accordance with Jacobs Levy's policies and procedures.

Unless a client has provided specific voting guidelines, Jacobs Levy will generally vote proxies in accordance with the benchmark recommendations provided by ISS, a third-party provider of proxy analyses and voting recommenda-

tions. However, there are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management. Jacobs Levy generally votes in favor of routine corporate governance proposals. Jacobs Levy's policy is generally to vote against proposals that act to entrench management. There are other circumstances in which Jacobs Levy may vote in a manner which differs from ISS's recommendation. Jacobs Levy does not typically make case-by-case judgments regarding how a proxy vote will affect a particular investment.

If a material conflict of interest arises, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

Calamos Advisors LLC. To assist it in voting proxies, Calamos has established a Proxy Review Committee ("committee") comprised of representatives of its Portfolio Management (which may include portfolio managers and/or research analysts), Operations, and advisory, non-voting members from the Legal and Compliance Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos believes that a company's management and board have interests sufficiently aligned with the interest, Calamos will vote in favor of proposals recommended by the company's management, including, but not by way of limitation, management's recommendations on the election of directors but will consider both meeting attendance and number of boards each board member sits on when determining its vote.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, reorganizations, shareholder rights plans, "poison pills", severance compensation packages, golden parachutes, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of a fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

Calamos has assigned its administrative duties with respect to the proxy analysis and voting decisions to the "Proxy Group" (the Investment team—research analysts and portfolio management), and administrative processing to its Corporate Actions Group within the Operations Department. To assist it in analyzing proxies, Calamos subscribes to Glass Lewis, an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and voting recommendations. Glass Lewis facilitates the voting of each proxy by applying Calamos' custom proxy voting rules ("proxy voting policy") to the proposal(s). Any proxy proposal that is not covered by the proxy voting guidelines is reviewed and considered by Calamos' Proxy Group and voted in accordance with that review. Calamos has two sets of custom proxy voting rules: environmental, social and governance ("Sustainable Strategies") proxy voting rules, and non-Sustainable Strategies proxy voting rules.

Finally, Calamos has established procedures to help identify and resolve conflicts of interest that might arise when voting proxies for the funds. Calamos will generally apply its proxy voting policy to proxy proposals regardless of whether a conflict has been identified. However, in these situations, the Proxy Group will refer the proxy proposal, along with the recommended course of action, if any, to the Proxy Review Committee or a subcommittee thereof (each, a "committee") for evaluation. The committee will independently review the proposals and determine the appropriate action to be taken. The Corporate Actions Group will then memorialize the conflict(s) and the procedures used to address the conflict.

You may obtain a copy of Calamos' Policies by calling 866.363.9219, by emailing caminfo@calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC's website at www.sec.gov.

PACE International Equity Investments—Mondrian Investment Partners Limited, Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated and Los Angeles Capital Management LLC

Mondrian Investment Partners Limited. Mondrian has established a Proxy Voting Committee ("the Committee") to oversee the proxy voting process and ensure client proxies are voted according to the Proxy Voting Policies and Procedures (the "Procedures"). The Committee reviews and approves the Procedures on a yearly basis. The Procedures are reviewed during the first quarter of the year and may be reviewed at other times as necessary. When reviewing the Procedures, the Committee seeks to establish if the Procedures are consistent with the goal of voting in the best interests of all clients and maximising the value of the underlying shares. The Committee will also review the Procedures to ensure compliance with rules promulgated by the SEC and other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies in accordance with such Procedures.

Mondrian contracts with a Proxy Voting Adviser for the provision of voting advice and to facilitate the process of voting proxies. Proxy Voting Advisers commonly produce guidelines for proxy voting ("the Guidelines") that summarise their approach to voting on commonly occurring issues. The Committee reviews these Guidelines annually to determine whether voting proxies pursuant to the Guidelines is in the best interests its clients. If the Guidelines remain consistent with Mondrian's fiduciary duty and expectations for good corporate governance, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy.

Mondrian may vote certain issues counter to the Guidelines if, after a thorough review, it determines that a client's best interests would be served by such a vote. In situations where the Guidelines do not cover a specific voting issue, Mondrian will vote on such issues in a manner consistent with the spirit of the Guidelines and that promotes the best interests of the client.

Mondrian authorises and instructs client custodians to forward proxy materials to Mondrian's Proxy Voting Adviser to enable them to vote the proxies. Mondrian provides the Proxy Adviser with a list of client accounts and security holdings to make the adviser aware of which proxies it will vote on. This list of clients and client holdings is regularly updated.

Each proxy motion is reviewed by a portfolio manager from the investment team responsible for research coverage of that stock. The portfolio manager considers each motion, taking into account the relevant facts and circumstances that apply to that company, the Proxy Voting Adviser's recommendation and any conflicts of interest that may exist. Where voting items are more complex, the portfolio manager will conduct further research and analysis as necessary to determine the voting action that is in the best interests of the client. In conducting the review, portfolio managers consider the advice of the Proxy Voting Adviser critically and are watchful for material errors of fact or methodology, particularly where these impact the voting recommendation. Where the portfolio manager's review identifies potential errors or omissions in advice, they may conduct further research, including, but not limited to engaging with the company to gather further information, engaging with the Proxy Voting Adviser and reviewing such other Proxy Adviser's advice that may be available to Mondrian. As a result of this engagement, Proxy Voting Advisers may issue updated advice and recommendations. Any material inaccuracies, methodological weakness, potential factual errors, and deficiencies in the Proxy Voting Advisers' advice will be addressed to them at the time, during periodic service reviews and escalated to the Committee as part of its performance evaluation.

Where Mondrian's analysis indicates that it is in the client's best interests to vote contrary to the Proxy Adviser's recommendation, Mondrian has Procedures to ensure that a proxy is exercised in accordance with Mondrian's overall policy, uninfluenced by considerations other than the best interests of Mondrian's portfolios. In such circumstances, it is the responsibility of the product's Chief Investment Officer ("CIO") to ensure the vote is consistent with Mondrian's Procedures.

Mondrian has established the procedures below to manage material conflicts of interest arising from proxy voting issues.

Where Mondrian is considering voting a proxy contrary to the Proxy Adviser's recommendation and a conflict of interest has been identified, the Committee will assess the issue to ensure the decision is uninfluenced by considerations other than the best interests of all relevant portfolios. The Committee will review the proxy voting materials and recommendation provided by the proxy voting adviser to determine how to vote the issue in a manner which the Committee believe is consistent with Mondrian's Procedures.

Where proxy voting decisions are referred to the Committee, any members from investment teams that are invested in that stock will be recused from the Committee for that decision and alternates appointed in their place.

Mondrian will review, as part of its due diligence process and on an ongoing basis, that proxy voting advisers have robust policies and procedures to identify and address conflicts of interest. The Proxy Adviser has undertaken to disclose to Mondrian material conflicts of interest on an issuer level when a voting recommendation is received and provide a list of material conflicts of interest each quarter. Mondrian's Compliance and Risk team carries out periodic reviews to ensure that proxy votes are in accordance with its proxy voting policy and procedures.

Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated. Baird's proxy voting policies and procedures provide that Baird will typically vote proxies in accordance with the recommendations made by ISS, an independent proxy voting service, and in the best interest of clients and fund shareholders. However, because ISS' guidelines are not exhaustive, do not address all potential voting issues and do not necessarily correspond with the opinions of the portfolio managers, there may be instances where Baird may not vote strictly according to the ISS' guidelines. In such a case, Baird submits the matter to its proxy voting committee.

In situations where there is a potential conflict of interest and ISS does not provide a recommendation or there is a proxy challenge, the proxy voting committee will determine the nature and materiality of the conflict.

•  If the conflict is determined to not be material, the proxy voting committee will vote the proxy in a manner the proxy voting committee believes is in the best interests of the client and without consideration of any benefit to Baird or its affiliates.

•  If the potential conflict is determined to be material, the proxy voting committee will take one of the following steps to address the potential conflict:

  (1) cast the vote in accordance with the recommendations of an independent third party, such as ISS;

  (2) refer the proxy to the client or to a fiduciary of the client for voting purposes;

  (3) suggest that the client engage another party to determine how the proxy should be voted;

  (4) if the matter is not addressed by the independent proxy voting service, vote in accordance with management's recommendation; or

  (5) abstain from voting.

Los Angeles Capital Management LLC. Los Angeles Capital has adopted and implemented proxy voting procedures that the firm believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. Los Angeles Capital's Proxy Committee has primary responsibility for developing, implementing, and updating its Proxy Policy, reviewing, approving, and/or formulating all proxy guidelines, voting independent proxies on a case-by-case basis, selecting and overseeing its proxy agent, monitoring legislative and corporate governance developments surrounding proxy issues, and identifying any conflicts of interest.

Los Angeles Capital has retained Glass Lewis, an unaffiliated third-party to act as an independent voting agent ("Proxy Agent") on its behalf and provide objective proxy analysis, voting recommendations, recordkeeping, and manage other operational matters in connection with the proxy voting process. On an annual basis, Los Angeles Capital's Proxy Committee formulates the proxy voting guidelines to be implemented by the Proxy Agent. The Proxy Committee reviews the Proxy Agent's US and Global guidelines. Additionally, the Proxy Committee selectively reviews a sampling of the Proxy Agent's voting recommendations and the related proxy materials in determining whether to accept or modify the Proxy Agent's US and Global guidelines. Although the firm has adopted the Proxy Agent's established guidelines and has a pre-determined voting policy, the firm's Proxy Committee retains the right to customize the voting policy for those accounts where proxy voting authority has been granted to the firm. In addition, where the firm has proxy voting authority, the firm ultimately retains the right to cast each vote on a case-by-case basis, taking into consideration the applicable proxy guidelines including any contractual obligations or the specific voting policy of the particular portfolio as well as all relevant facts and circumstances including information that might be gathered from sources beyond Glass Lewis. Management of issuers, as well as other interested parties, will sometimes release supplemental information to the proxy statement that relates to a pending proxy vote. Glass Lewis and the firm will not always be able to consider such additional information depending on the timing of its release and voting deadlines.

The firm attempts to minimize the risks of conflicts and reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis. If Glass Lewis identifies a potential conflict of interest between it and a publicly-held company, it will disclose the relationship on the relevant proxy paper research report. In these situations, members of the Proxy Committee will review the proxy paper research report and vote the proxy in accordance with the Proxy Committee's charter. If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a proxy paper research report and abstaining from making a voting recommendation on the company. In this scenario Glass Lewis would procure a substitute research report from an alternative qualified provider, and the firm's Proxy Committee may be required to research and vote the proxy.

If the firm's Proxy Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the firm and the issuer whose ballot is being voted, the client whose account holds the shares of such issuer will be notified. If no directive on how to vote is issued by the client, the Proxy Committee will vote in such a way that, in the Proxy Committee's opinion, fairly addresses the conflict in the best interest of the client.

PACE International Emerging Markets Equity Investments—William Blair Investment Management, LLC, RWC Asset Advisors (US) LLC and ARGA Investment Management, LP.

William Blair Investment Management, LLC. William Blair shall vote the proxies of its clients solely in the best interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them, and shall not place William Blair's own interests ahead of the interests of its clients. William Blair shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair is not responsible for voting proxies it does not receive in a timely manner. However, William Blair will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, William Blair will not be eligible to vote proxies for the portion of shares on loan.

William Blair has adopted the Voting Guidelines of an independent proxy advisory firm (the "Proxy Administrator"). All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where William Blair has implemented a client provided proxy voting policy, William Blair will vote in accordance with the client's policy at all times even if the client's policy is inconsistent with William Blair's vote. In addition, if a client expressly directs in writing how an issue should be voted, William Blair will cast the vote with respect to such issue in the manner directed by the client. In the case when nominee voting is not allowed it may be impractical for William Blair to participate in those particular votes.

William Blair does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a "Case-by-Case" basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. In addition, portfolio managers and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Committee of circumstances where the interests of William Blair's clients may warrant a vote contrary to the Voting Guidelines. In such instances, the portfolio manager or analyst will submit a written rationale to the Proxy Committee. In each case, the Proxy Committee will review the issues and will vote each proxy based on information from the company, internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

William Blair is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•  An affiliate of William Blair has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months

•  A principal or employee of William Blair or an affiliate currently serves on the company's Board of Directors

•  William Blair, its principals, employees and affiliates, in the aggregate, own 1% or more of the company's outstanding shares

•  The Company is a client of William Blair

In the event that any of the above potential conflicts of interest arise, or the Proxy Committee otherwise determines that a potential conflict of interest exists, the Proxy Committee will vote all proxies for that company in the following manner:

•  If the Voting Guidelines indicate a vote "For" or "Against" a specific issue William Blair will continue to vote according to the Voting Guidelines

•  If the Voting Guidelines have no recommendation or indicate a vote on a "Case-by-Case" basis, William Blair will vote consistent with the voting recommendation provided by the Proxy Administrator

Oversight of Proxy Administrator

William Blair believes that contracting with the Proxy Administrator to provide services including:

•  Providing research and analysis regarding the matters subject to a vote

•  Promulgating general voting guidelines

•  Making voting recommendations on specific matters subject to vote can reduce burdens for William Blair and potentially reduce costs for William Blair clients as compared to conducting them in-house.

The Proxy Administrator assists William Blair with voting execution, including through an electronic vote management system that allows the Proxy Administrator to:

•  populate William Blair's votes shown on the Proxy Administrator's electronic voting platform with the Proxy Administrator's recommendations based on William Blair's voting instructions to the firm ("pre-population"), and

•  automatically submit William Blair's votes to be counted ("automated voting").

William Blair shall provide reasonable oversight of the Proxy Administrator. In providing oversight, William Blair will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:

•  On at least an annual basis, the Proxy Committee will assess:

–  Whether the Proxy Administrator has the competency and capacity to adequately analyze the matters for which William Blair is responsible for voting, including the adequacy and quality of the Proxy Administrator's staffing, personnel and technology

–  Assess whether the Proxy Administrator has adequate policies and procedures to:

•  Enable it to make proxy voting recommendations based on current and accurate information, including whether it has an effective process for seeking timely input from issuers and its clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for "say-on-pay" votes

•  If peer group constructions are a component of the evaluation does the Proxy Administrator incorporate appropriate input in formulating its methodologies for construction of peer groups, including taking into account unique characteristics of the issuer including, to the extent available,

–  The issuer's size

–  Its governance structure

–  Its industry and any particular practices unique to that industry

–  Its history

–  Its financial performance

•  Identify and address conflicts of interest relating to its voting recommendations, including:

–  Conflicts relating to the provision of proxy voting recommendations and proxy voting services generally

–  Conflicts relating to activities other than proxy voting recommendations and proxy voting services generally

–  Conflicts presented by certain affiliations, including whether a third party with significant influence over the Proxy Administrator has taken a position on a particular voting issue or voting issues more generally

•  Are the Proxy Administrator's methodologies used in formulating recommendations adequately disclosed such that William Blair can understand the factors underlying the recommendation

•  Identify the nature of any third-party information sources the Proxy Administrator uses as a basis for its recommendations and when and how it engages with issuers and third parties

•  Provide adequate disclosure of the Proxy Administrator's actual and potential conflicts of interest with respect to the services it provides to William Blair, including whether the Proxy Administrator has provided consulting services to an issuer, and, if so, any compensation paid or whether a proponent of a shareholder proposal or an affiliate of the proponent is or has been a client of the Proxy Administrator

•  William Blair personnel responsible for the administration of proxy voting shall periodically review a sample of votes recommended by the Proxy Administrator for consistency with the Voting Guidelines and report any inconsistencies to the Proxy Committee. The sample should include proxy votes that relate to proposals that may require more issuer-specific analysis (e.g. mergers and acquisitions, dissolutions, conversions or consolidations), to assist in evaluating whether William Blair's voting determinations are consistent with its voting policies and procedures and in its clients' best interest.

•  William Blair personnel shall periodically review a sample of votes before the votes are cast for consistency with these procedures and client best interest which may include:

–  A sample of "pre-populated" votes

–  A sample of "automated votes"

–  Consideration of additional information that becomes available regarding a particular proposal after or around the same time that William Blair's votes have been pre-populated but before the submission deadline for proxies to be voted at the shareholder meeting, which may include an issuer or shareholder proponent's additional definitive proxy materials or other information conveyed to William Blair that could reasonably be expected to affect William Blair's voting determination

–  Matters where William Blair's policies do not address how it should vote a particular matter, or whether the matter is highly contested or controversial

•  William Blair personnel responsible for proxy voting shall periodically assess the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator's analysis (that the investment advisor becomes aware of and deems credible and relevant to its voting determinations) materially affected the Proxy Administrator's research or recommendations that the investment advisor utilized.

•  William Blair personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator's analysis, and, if so, William Blair shall investigate the factual errors, potential incompleteness, or potential methodological weaknesses and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee

•  William Blair personnel responsible for proxy voting shall consider the effectiveness of the Proxy Administrator's policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. As part of this assessment, William Blair should consider the following:

–  The Proxy Administrator's engagement with issuers, including the firm's process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm's process, if any, for investment advisors to access the issuer's views about the firm's voting recommendations in a timely and efficient manner

–  The Proxy Administrator's efforts to correct any identified material deficiencies in the proxy advisory firm's analysis

–  The Proxy Administrator's disclosure regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions

–  The Proxy Administrator's consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote

•  William Blair personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator's capacity and competency to provide proxy voting advice or conflict of interest policies and procedures

International Markets and Share Blocking Policy

In some cases proxy votes cast by William Blair for clients may be rejected in certain markets. Some non-US markets have additional requirements for custodians in order to process votes in those markets. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner ("FOR") and another portion would like to vote in another manner ("AGAINST"), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.

In international markets where share blocking applies, William Blair typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the "freezing" of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client's request to the Proxy Administrator, William Blair will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair's compliance with its responsibilities and will facilitate clients' monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with William Blair's Form ADV, Part 2A. With respect to the William Blair Funds, the policies and procedures used to determine how to vote proxies relating to securities held in their portfolios will be reflected in the Statement of Additional Information.

RWC Asset Advisors (US) LLC. Redwheel's policy and procedures for voting proxies applies to those client accounts for which Redwheel provides discretionary investment management services for and for which authority to vote such proxies has been granted to it via the applicable investment advisory agreement. The policy and procedures are reasonably designed to ensure that proxies are voted in the best interests of those client accounts, as determined by Redwheel in good faith after appropriate review.

The decision to vote proxies resides with the relevant investment management team within Redwheel. These teams will utilize their knowledge of the issuer company, including meetings with management, in reaching a voting decision that will be in the best interests of the client. The investment management teams also have recourse to ISS, an independent advisory firm, who may provide research and voting recommendations. Redwheel is not, however, obligated in any way to follow such recommendation if it does not feel it would be in the clients' best interests. In addition to research, Redwheel may utilize ISS for vote execution, reporting and record keeping.

Inherent in its obligations under this policy, Redwheel will seek to identify and effectively manage any actual or potential conflicts of interest that may arise by virtue of its authority to vote proxies on behalf of its clients. Redwheel maintains a register of conflicts and has procedures in place to ensure their effective management. In the management of conflicts, Redwheel has a range of actions at its disposal, including, but not limited to, the removal of a conflicted individual from participating in or having an influence on the evaluation of a proxy vote or following the voting recommendation of an independent third party advisory firm such as ISS. Appropriate records are retained to evidence the rationale behind all voting decisions.

As an investment advisor investing in markets globally, Redwheel may find that, due to local market customs, its ability to vote proxies in certain jurisdictions could either be restricted or entails significant costs. As such, voting in such jurisdictions is done on a best endeavors basis after due consideration of the various contributing factors by the investment management team.

ARGA Investment Management, LP. For information regarding the proxy voting policies of ARGA, please see the above language in this section under "PACE Small/Medium Co Value Equity Investments."

PACE Global Real Estate Securities Investments—Massachusetts Financial Services Company, doing business as MFS Investment Management.

MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, "MFS") have adopted proxy voting policies and procedures ("MFS Proxy Voting Policies and Procedures") with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an "MFS Fund" or collectively, the "MFS Funds").

MFS's approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS's clients for which MFS has been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management, or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. The Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how MFS monitors potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS' clients. The following is a summary of MFS' Proxy Voting Policies and Procedures and does not contain these voting guidelines. The MFS Proxy Voting Policies and Procedures (which includes the proxy voting guidelines) are available on www.mfs.com.

MFS's approach to proxy voting is guided by the following additional principles:

1.  Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, MFS may vote differently for a client portfolio if MFS has received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

2.  Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

3.  Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company's specific context in determining its voting decision. Where there are significant, complex or unusual voting items MFS may seek to engage with a company before making the vote to further inform MFS's decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect MFS's concerns and encourage change in the best long-term economic interests of MFS's clients for which MFS has been delegated with the authority to vote on their behalf.

4.  Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making MFS strives to generally provide clear decisions by voting either For or Against each item. MFS may however vote to Abstain in certain situations if MFS believes a vote either For or Against may produce a result not in the best long-term economic interests of MFS's clients.

5.  Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on MFS's website, MFS is open to communicating MFS's vote intention with companies, including ahead of the annual meeting. MFS may do this proactively where MFS wishes to make MFS's view or corresponding rationale clearly known to the company. MFS's voting data is reported to clients upon request and publicly on a quarterly and annual basis on MFS's website (under Proxy Voting Records & Reports). For more information about reporting on MFS's proxy voting activities, please refer to the "Reports" section below.

Governance of Proxy Voting Activities

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

1.  MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support

Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.  Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.  Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.    Considers special proxy issues as they may arise from time to time; and

d.  Determines engagement priorities and strategies with respect to MFS' proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS' Director of Global Stewardship. The stewardship team are members of MFS' investment team.

2.  Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of MFS's investment management business, MFS believes that the potential for actual material conflict of interest issues is small. Nonetheless, MFS has developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS identifies and evaluates a potentially concerning executive compensation issue in relation to an advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst for proposals relating to a merger, an acquisition, a sale of company assets or other similar transactions (collectively, "Non-Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

1  For clarification purposes, note that MFS votes in what MFS believes to be the best, long-term economic interest of MFS's clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold "short" positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

a.  Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Distributor and Client List");

b.  If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.    If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

d.  For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on MFS's Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company's shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of ISS's benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund's best long-term economic interest.

If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.  Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS' clients and the companies in which MFS' clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

Other Administrative Matters & Use of Proxy Advisory Firms

1.  Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass Lewis; Glass Lewis and ISS are each hereinafter referred to as the "Proxy Administrator").

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator's system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company's stock and the number of shares held on the record date by these accounts with the Proxy Administrator's list of any upcoming shareholder's meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client's custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in MFS's voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research MFS receives from MFS's proxy advisory firms is materially accurate and that MFS addresses any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. MFS also reviews the proxy policies, methodologies and peer-group-composition methodology of MFS's proxy advisory firms at least annually. Additionally, MFS also receives reports from MFS's proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2.  Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), MFS's own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g. mergers and acquisitions, proxy contests and capitalization matters), MFS' stewardship team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the stewardship team will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by MFS's clients have been sold prior to the meeting date.

3.  Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a US security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a US security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-US securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-US securities that are on loan will not generally be voted. If MFS

2  From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

receives timely notice of what MFS determines to be an unusual, significant vote for a non-US security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4.  Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit MFS from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit MFS's ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.

Engagement

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect MFS's concerns and influence for change in the best long-term economic interests of MFS's clients.

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company's proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build MFS's understanding of a certain proposal, or to provide further context to the company on MFS's vote decision.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company's formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact dlstewardshipteam@mfs.com.

Records Retention

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

Reports

US Registered MFS Funds

MFS publicly discloses the proxy voting records of the US registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the US registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and "golden parachutes"); (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of MFS' proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a US issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the US registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because MFS considers that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regard to environmental, social or governance issues.

PACE Alternative Strategies Investments—Aviva Investors Canada Inc., PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, Electron Capital Partners, LLC, Fulcrum Asset Management LLP and Lazard Asset Management LLC.

Aviva Investors Canada Inc. Aviva is responsible for exercising proxy voting authority over client portfolio securities consistent with the client's best interests, which is viewed as making a judgment as to what voting decision (including a decision not to vote) is reasonably likely to maximize total return to the client. In the management of fixed income portfolios, the receipt and voting of proxies occurs less frequently than for equity portfolios, e.g., in the instance of restructuring debt resulting in the issuance of equity. Aviva's policy and practice is to receive and vote client proxies, disclose and mitigate potential conflicts of interest, make the policy available upon client request, respond to client inquiries regarding the voting of their proxies, and maintain appropriate records.

PCJ Investment Counsel Ltd. As a registered investment advisor, PCJ assumes a fiduciary responsibility to vote proxies in the best interest of its clients, and in a timely manner. PCJ has adopted and implemented written policies and procedures designed to ensure that it votes proxies in this manner. Additionally, PCJ works with ISS, an independent proxy review service, in order to help research proxy matters, assist in the voting process, and review all proxies voted on behalf of PCJ. In this manner, PCJ and ISS work together in order to prevent any material conflicts of interest from arising with the proxy voting process.

PCJ acknowledges that it has a duty of care to its clients that requires the firm to monitor corporate events and vote client proxies. The firm's Chief Compliance Officer and the legal team at Connor, Clark and Lunn Financial Group monitor policies and procedures governing proxy voting. PCJ has a policy not to be influenced by any internal or external groups when voting proxies.

Kettle Hill Capital Management, LLC. To the extent Kettle Hill has been delegated proxy voting authority on behalf of its clients, Kettle Hill complies with proxy voting policies and procedures that are designed to ensure proxies are voted in the best interests of its clients.

If a material conflict of interest exists between Kettle Hill and a client, Kettle Hill will determine whether voting in accordance with the guidelines set forth in the proxy voting policies and procedures is in the best interests of such client or take some other appropriate action. Kettle Hill does not make any qualitative judgment regarding its clients' investments.

Lazard Asset Management LLC. Lazard is a global investment firm that provides investment management services to a variety of clients. As a registered investment adviser, Lazard has a fiduciary obligation to vote proxies in Lazard's clients' best interests. Lazard's Proxy Voting Policy has been developed with the goal of maximizing the long-term shareholder value of Lazard's clients' portfolios.

Lazard does not delegate voting authority to any other person or entity, but rather retains complete authority for voting all proxies on behalf of Lazard's clients. We also have defined policies and procedures to address and mitigate any actual or perceived conflicts of interest relating to Lazard's proxy voting.

To assist with the performance of Lazard's proxy-voting responsibilities, Lazard currently subscribes to proxy advisory voting services provided by ISS and Glass Lewis. These proxy advisory services provide independent analysis and recommendations for agenda items presented at company meetings. While this research serves to help improve Lazard's understanding of the issues surrounding a company's proxy proposals, Lazard's portfolio manager/analysts and research analysts are responsible for providing the vote recommendation for a given proposal.

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities on behalf of Lazard's clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS' analysis. The Proxy Administration team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal and Compliance Department, will conduct periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

Electron Capital Partners, LLC. Electron's policy is to act in the best interest of its clients when exercising its proxy voting authority. If Electron accepts proxy voting authority from a client, Electron will dutifully analyze the issues involved with all shareholder votes. Electron will generally vote client proxies in accordance with its proxy voting guidelines and will generally vote in the same manner for all clients holding a particular security, subject to the investment objectives and best interests of the client. With respect to matters not covered by the proxy voting guidelines, Electron will evaluate the probable impact on corporate operations, and vote client proxies in what it views to be in accordance with the best interests of its clients.

These policies and procedures do not mandate that Electron vote every client proxy that it receives. There may be circumstances when refraining from voting a proxy is in a client's best interest, such as when and if Electron determines that the cost of voting the proxy exceeds the expected benefit to the client. Further, Electron will not vote proxies for which a client has not delegated voting authority to Electron.

Proxy Voting Procedures: The Chief Compliance Officer of Electron will be primarily responsible for ensuring these proxy voting policies and procedures are carried out. Electron utilizes a third-party electronic service, ISS, for receiving, processing, and voting client proxies. Generally, proxies received by Electron will be accessible via ISS's electronic portal. Electron may retain a third-party to assist it in coordinating and voting client proxies. If so, the Chief Compliance Officer will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained. Electron may also consult with legal counsel regarding material conflicts of interest in regard to voting proxies. The CCO is responsible for overseeing the services provided by ISS in accordance with the Review of Third-Party Service Providers policy and the guidance set out in Release No. 5325. Any employee, officer or director of Electron receiving an inquiry directly from a company holding a proxy contest must promptly notify the Chief Compliance Officer.

Conflicts of Interest: Electron will not put its own interests ahead of a client's interest at any time, and will resolve any potential conflicts between its interests and those of its clients in favor of its clients. The Chief Compliance Officer will be primarily responsible for determining whether a conflict of interest exists in connection with any client proxy vote. The Chief Compliance Officer may consult with Electron's legal counsel regarding these matters. The Chief Compliance Officer will presume a conflict of interest to exist whenever Electron or any partner, member, affiliate, subsidiary or employee of Electron has a personal or business interest in the outcome of a particular matter before shareholders. A conflict is presumed, for example, in any case where: (i) Electron has a business, financial, or personal relationship with participants in a proxy contest or candidates for corporate directorships; or (ii) Electron, in its capacity as general partner or investment manager (or some similar capacity) of a fund client, also manages or seeks to manage the retirement plan assets of a company whose securities are held by the fund client. Other examples where the Chief Compliance Officer will presume the existence of a conflict of interest for proxy-voting purposes include, but are not limited to, whenever:

i.  a current client of Electron is affiliated with a company soliciting proxies, and has communicated its view to Electron on an impending proxy vote;

ii.  Electron has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

iii.  a third-party with an interest in the outcome of a shareholder vote has attempted to influence Electron.

Resolving Conflicts of Interest: A presumption of a conflict of interest will not necessarily prevent Electron from voting client proxies. In the event that Electron perceives a direct or indirect conflict to exist between Electron's interests and those of its clients, Electron will, in each event, promptly disclose these conflicts to the affected client in writing and obtain the client's prior written consent before exercising any proxy voting authority over the client proxy. If

Electron is unable to contact a client or otherwise obtain written consent by the time the vote of the proxy is due, then Electron will not vote the client proxy. In addition, putative conflicts deemed by the Chief Compliance Officer, in conjunction with senior management and/or Electron's legal counsel, to be immaterial to a shareholder vote will not prevent Electron from voting the related proxies.

Limitations on Proxy Voting: Electron will not be obliged to vote a client proxy if Electron reasonably determines that the cost of voting such securities would exceed the expected benefit to the client.

Electronic Voting and Automated Voting: In most cases, ISS (or another proxy advisory firm) may assist Electron with proxy voting execution via an electronic vote management system that allows ISS to: (1) populate each client's vote based either on ISS' recommendation or on Electron's voting instructions to ISS ("pre-population"); and/or (2) automatically submit client votes to be counted ("automated voting").

Recordkeeping: In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Electron will, for a period of at least five years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Electron:

i.  a copy of this policy;

ii.  a copy of the proxy voting guidelines;

iii.  a copy of each proxy statement received by Electron regarding securities held on behalf of its clients;

iv.  a record of each vote cast by Electron on behalf of its clients;

v.  a copy of any documents prepared by Electron that were material to making a decision how to vote, or that memorialized the basis for such decision; and

vi.  a copy of each written request received from a client as to how Electron voted proxies on its behalf, and a copy of any written response from Electron to any (written or oral) client request for information on how Electron voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Electron may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Electron has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Proxy Voting Guidelines: Each proxy issue will be considered on a case-by-case basis. The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company), Electron will vote in accordance with the recommendation of ISS Sustainability Services, unless, in Electron's opinion, such recommendation is not in the best interests of its clients. In general, Electron will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, Electron will support shareholder proposals that are consistent with Electron's proxy voting guidelines for board-approved proposals. Electron may abstain from voting (which generally requires submission of the proxy voting card) or decide not to vote if Electron determines that abstaining or not voting is in the best interests of its clients. Factors that may be considered in making such a determination may include the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of a proxy.

Proxy Advisory Firm Due Diligence: Electron will evaluate any current or proposed proxy advisory firms utilized and periodically update such diligence. Electron will consider those factors which it deems relevant which may include whether the proxy advisory firm: (1) has sufficient resources; (2) has an effective process for seeking input from issuers; (3) has adequate disclosures as to its methodologies; (4) has adequate policies and procedures to address conflicts of interest; (5) has adequate processes to identify potential factual errors, incompleteness or methodological weakness; and (6) agrees to update Electron as to any business or policy changes.

Fulcrum Asset Management LLP. FAM aims to act in the best interests of all stakeholders by engaging with the companies it invests in, and by exercising its voting rights with care in order to manage, acquire and dispose of account assets. FAM will vote proxies in a prudent and diligent manner and in the best interests of its clients, consistent with the objective of maximizing long-term investment returns and protecting shareholder rights. Not only is this commensurate with good market practice, it goes hand in hand with ensuring the responsible investment of FAM's clients' funds. FAM has appointed Glass Lewis, a leading independent corporate governance research provider, to analyze corporate actions, management recommendations and make vote recommendations in order to assist FAM in the independent assessment of governance issues. FAM's management body has established a Responsible Investment Committee and a Stewardship Committee with the aim of strengthening internal communications on stewardship issues. Both committees comprise members of the risk, investment management, and compliance departments and FAM's Governance and Sustainability Officer. The common membership of both committees ensures consistency in FAM's stewardship and responsible investing approach (which includes considering environmental, social and governance issues).

Proxy Voting Procedure: FAM uses Glass Lewis's platform for proxy voting. All the voting recommendations relevant to FAM's clients and funds are through this platform. FAM uses Glass Lewis's "Climate Policy" for proxy voting guidance, to ensure a stronger stance with regards to sustainability matters is reflected as FAM's default choice. FAM will vote in line with these independent research recommendations unless it chooses to override them based on its own analysis. Informed by guidance from the UK Pensions and Lifetime Savings Association, FAM prioritizes analysis on proxy votes by using the controversy alert systems provided by Glass Lewis as well as reviewing for votes relating to climate change or the environment, shareholder proposals and stocks that form a high weighting in their client portfolios. FAM maintains a record of all proxy voting decisions for a period of seven years.

Personal trading policies. The funds, UBS AM and UBS AM (US) (the investment manager and principal underwriter, respectively, for the funds) and the subadvisors have each adopted a code of ethics under Investment Company Act Rule 17j-1, each of which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

Portfolio managers (for each fund except UBS Government Money Market Investments Fund)

All funds—UBS Asset Management (Americas) LLC

UBS AM utilizes a team approach in managing each fund. The portfolio managers for PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments are Mabel Lung Fred Lee, David Kelly Christopher Andersen and Eileen Wong. The portfolio managers for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments are Mabel Lung, Fred Lee, Mayoor Joshi, Christopher Andersen, Edward Eccles and Shu-Han Hsu. The portfolio managers for PACE Alternative Strategies Investments are Mabel Lung, Fred Lee, Mayoor Joshi, David Kelly, Christopher Andersen and Edward Eccles. Effective on or about January 1, 2026, Shreya Rajbhandary will begin serving as a Portfolio Manager of PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Mabel Lung:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	0	8,808
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,803	$0	$16,166
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $4,803 million of assets managed for such funds.

Fred Lee:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	4	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,803	$65	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $4,803 million of assets managed for such funds.

Mayoor Joshi:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	2	506
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,526	$40	$721
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $3,526 million of assets managed for such funds.

David Kelly:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	2	14,793
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,555	$42	$6,547
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $1,555 million of assets managed for such funds.

Christopher Andersen:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	1	143,665
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,803	$7	$33,553
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $4,803 million of assets managed for such funds.

Edward Eccles:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	4	143,663
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,526	$69	$32,850
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $3,526 million of assets managed for such funds.

Shu-Han Hsu:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,248	$7	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $3,248 million of assets managed for such funds.

Eileen Wong:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	0	143,663
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,555	$0	$32,850
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $1,555 million of assets managed for such funds.

Shreya Rajbhandary:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$17	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Does not include the PACE funds that will be managed by such portfolio manager commencing on or about January 1, 2026.

Potential conflicts of interest. The management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio managers and their team must allocate time and investment expertise across multiple accounts, including the fund. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code of Ethics will adequately address all such conflicts.

Compensation. UBS AM's compensation philosophy is to align the interests of its employees with those of its clients and investors. UBS AM's Total Reward Principles are intended to provide a strong link to its strategic imperatives and encourage employees to live UBS AM's strong and inclusive culture that is grounded in its three keys to success: UBS's Pillars, Principles and Behaviors.

These guiding principles underpin UBS AM's approach to compensation and define its compensation framework that aims to balance performance and prudent risk-taking with a focus on conduct and sound risk management practices. UBS AM's compensation structure is designed to encourage employees to develop a strong client franchise, create sustainable value and achieve the highest standards of performance. Moreover, UBS AM rewards behavior that helps build and protect the firm's reputation-specifically accountability with integrity, collaboration and innovation. UBS AM strives for excellence and sustainable performance in everything it does. Compensation for each employee is based on individual, team, business division and Group performance, within the context of the markets in which UBS AM operates.

In general, the total compensation received by the portfolio managers and analysts at UBS AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award that is correlated with investment performance.

Fixed component (base salary and benefits):

–  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

–  The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

–  Determined annually on a discretionary basis.

–  Based on the individual's financial and non-financial contribution-as assessed through a rigorous performance assessment process-as well as on the performance of their respective function, of UBS AM and of UBS as a whole.

–  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

–  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

–  For Asset Management employees, deferred amounts are typically granted in two deferral vehicles. Investment professionals typically receive 60% in the UBS Fund Ownership Plan ("FOP") and 40% in the Deferred Contingent Capital Plan ("DCCP"). A small number of Investment Professionals may also receive a portion of their deferral in the UBS Equity Ownership Plan ("EOP"). Non-investment professionals receive 60% in the EOP and 40% in the DCCP.

–  All deferred awards under the FOP are granted in the form of Notional Funds. FOP awards vest over three years with 50% of the award vesting in year two and 50% in year three, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the FOP are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This enhances the alignment of investment professionals' and other employees' interests with those of our clients.

–  All deferred awards under the EOP are granted in the form of UBS shares. EOP awards vest over 3 years with 50% of the award vesting in year two and 50% in year three, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates.

•  The DCCP was introduced for performance year 2012 as a key component of UBS's compensation framework to align compensation incentives with the capital strength of the firm. For employees whose performance award is subject to deferral, 40% of the amount deferred is delivered in the DCCP. The terms of the DCCP are similar to those of a loss-absorbing bond instrument offered to external investors with regard to notional interest entitlement and the impact of trigger and viability events.

•  The DCCP aligns the interests of our key employees with the interests of external investors and, alongside FOP and EOP, attempts to ensure an appropriate balance between client and other stakeholder alignment.

For our Equities, Fixed Income, Active Multi-Asset and Passive investment areas:

From January 1, 2015, UBS AM introduced a new Key Performance Indicator ("KPI")-led model for each business area, aligning our business steering logic with our strategic priorities. For our investment areas, sustainable investment performance is a major component of the KPI model.

Portfolio managers' performance awards are subject to detailed KPIs, mainly focused on investment performance of relevant client portfolios and funds, and also including some other factors such as risk management and client focus.

Equities, Fixed Income, Solutions and Passive are assessed annually based on the investment performance during each of the prior three years versus benchmark, performance target and peers (the specific benchmark for the fund is identified in its Fund Summary section in the Prospectus). This helps to ensure that the interests of portfolio managers are aligned with those of our clients. In addition, we evaluate our passive strategies in terms of how closely the performance of the strategies tracks their respective benchmarks over time.

Ownership of fund shares. The following table sets forth the dollar range of equity securities in the funds beneficially owned by each portfolio manager as of July 31, 2025:

Portfolio Manager/Fund	Range of shares owned
Mabel Lung
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	$10,001-$50,000
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	$100,001-$500,000
Fred Lee
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	None
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	None
Mayoor Joshi
PACE Large Co Value Equity Investments	$1-$10,000
PACE Large Co Growth Equity Investments	$1-$10,000
PACE Small/Medium Co Value Equity Investments	$1-$10,000
PACE Small/Medium Co Growth Equity Investments	$1-$10,000
PACE International Equity Investments	$1-$10,000
PACE International Emerging Markets Equity Investments	$1-$10,000
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	$1-$10,000

Portfolio Manager/Fund	Range of shares owned
David Kelly
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	None
PACE Alternative Strategies Investments	None
Christopher Andersen
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	None
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	None
Edward Eccles
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	$1-$10,000
Shu-Han Hsu
PACE Strategic Fixed Income Investments	$1-$10,000
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	$1-$10,000
PACE International Emerging Markets Equity Investments	$1-$10,000
PACE Global Real Estate Securities Investments	None

Portfolio Manager/Fund	Range of shares owned
Eileen Wong
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	None
Shreya Rajbhandary[1]
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None

1 Mr. Rajbhandary will begin serving as a portfolio manager of PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments effective on or about January 1, 2026.

PACE Mortgage-Backed Securities Fixed Income Investments—Pacific Investment Management Company LLC

Daniel Hyman and Michael Cudzil are the portfolio managers primarily responsible for the day-to-day management of the fund. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Daniel Hyman:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	21	13	28
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	3
Assets Managed (in millions)	$32,608	$5,681	$82,800
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$394	$5,748

Mike Cudzil:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	24	16	59
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	7
Assets Managed (in millions)	$36,857	$13,173	$40,396
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$9,900	$1,297

Potential conflicts of interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO's other business activities and PIMCO's possession of material non-public information ("MNPI") about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Investors should be aware that investments made by a fund and the results achieved by a Fund at any given time are not, including for the same or similar instruments, expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or fund, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the funds or to accounts in which a fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a fund's investment in an underlying account, or relating to an investing account's investment in a fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set.

Conversely, PIMCO's duties to the fund, as well as regulatory or other limitations applicable to the fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a fund or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a fund that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the fund (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any fund acting as underlying account.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, "Allianz"), conflicts similar to those described below may occur between the fund or other accounts managed by PIMCO and PIMCO's affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the fund or other accounts managed by PIMCO (each, a "Client," and collectively, the "Clients"). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager's day-to-day management of a fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of a fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Cross Trades. A potential conflict of interest may arise in instances where a fund buys an instrument from a Client or sells an instrument to a Client (each, a "cross trade"). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a fund, and these relationships may influence PIMCO's selection of these service providers for a fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a fund if the funds determine not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the funds or other accounts may result in the funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and objectives fairly and equitably over time, taking into consideration relevant factors including without limitation: the nature of the security or instrument and associated risk characteristics, applicable Client account investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account's portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a de minimis amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer's allocation to PIMCO; the availability of certain trading platforms for a Client account; and other Client account-specific factors. As part of PIMCO's trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO's trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category, which may adversely affect a Client account. In addition, quantitative strategies and certain other Client account types will have access to certain trading platforms in PIMCO's discretion that may result in priority of trade allocations over other Client accounts or more favorable execution. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO's fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer's allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer's debt if the issuer's allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account's investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. Such inconsistent positions may arise with respect to quantitative/systematic strategies, for example, when the investment model establishes a short position, and one or more other Clients maintain a long position. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a "parallel" basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client's governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client's interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Although PIMCO generally does not actively trade or manage assets on its own behalf, from time to time, PIMCO or an affiliate may invest on its own behalf, as principal, for strategic or other reasons (a proprietary investment). This may occur, for example, when the investment is an equity interest (e.g., stock or warrants) made in connection with PIMCO's use of a product or service supplied by the issuer. In connection with these proprietary investments, PIMCO may eventually hold common stock or other publicly traded equity and may ultimately dispose of or hedge its exposure, as principal, to such proprietary investment. Such proprietary investments may be suitable for, or alternatively competitive with, a Client. In either case, PIMCO is permitted to allocate such investments away from a Client to PIMCO.

These proprietary investments can ultimately result in conflicts with Clients that also invest (including debt and equity investments) in or transact with the issuer or with other companies which may be transacting with the issuer. In other cases, a Client may be prohibited from making or disposing of an investment in the proprietary investment, or a related instrument, even when it would be in the Client's best interest to do so. Although PIMCO will seek to mitigate and address such conflicts in a fair and reasonable manner, it may not be able to do so, and will have an incentive to favor PIMCO's interests over the Client's interests. PIMCO generally seeks to avoid committing to such investments if they would otherwise be suitable for and there is an investment interest on behalf of a Client; however, there is no guarantee that such measures will adequately mitigate the potential or actual conflicts, and PIMCO will have an incentive to favor its interests over a Client's interests.

Further, potential conflicts may be inherent in PIMCO's use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer's capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche's interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client's account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor's decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client's ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO's business activities. PIMCO may restrict trading in an issuer's securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer's securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the fund) should also be aware that a fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients' (and fund investors') interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO's affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO's Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account's willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the funds are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide certain services to the funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the funds. Fees paid to an unaffiliated service provider will be determined in PIMCO's commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO's responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO's sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the fund and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client's best interest. For more information regarding PIMCO's actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO's Form ADV, Part 2A.

Portfolio Manager Compensation. PIMCO's and its affiliates' approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for clients, among other factors. A portfolio manager's compensation is not based solely on the performance of the fund or any other account managed by that portfolio manager:

Base Salary—Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation—In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•  performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the fund) and relative to applicable industry peer groups and

•  amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee's compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO's Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO's operating earnings over a rolling three-year period. Additionally, PIMCO's Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO's alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund's partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual's overall contribution to the firm.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE Intermediate Fixed Income Investments—Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department

Andrew P. Hofer, Neil Hohmann and Paul Kunz, are the portfolio managers primarily responsible for the day-to-day management of the fund. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Andrew P. Hofer:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	6	149
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	3
Assets Managed (in millions)	$18,697	$3,923	$27,778
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$381

Neil Hohmann:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	7	153
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	3
Assets Managed (in millions)	$11,611	$4,151	$27,778
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$381

Paul Kunz

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	4	110
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	3
Assets Managed (in millions)	$11,508	$3,415	$22,277
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$381

Potential Conflicts of Interest. BBH provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the fund. In addition, certain of such clients (including the fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the fund.

BBH has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH monitors a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. BBH has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding BBH is set forth in BBH's Form ADV. A copy of Part 1 and Part 2A of BBH's Form ADV is available on the SEC's website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH manages funds and accounts of clients other than the fund ("Other Clients"). In general, BBH faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the fund and Other Clients. Investments made by the fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the fund. Certain other conflicts of interest may arise in connection with a portfolio manager's management of the fund's investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. From time to time, BBH sponsors other investment pools and accounts which engage in the same or similar businesses as the fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Compensation. Messrs. Hofer and Kunz are Principals of BBH (collectively "Principals"). The Principals receive a fixed base salary that is based on their individual experience and performance, and which is consistent with the salaries paid to other managing directors of BBH. In addition, the Principals receive incentive compensation ("Incentive Compensation") which includes an annual bonus ("Annual Bonus"), a share in BBH profits that is allocated to all managing directors of BBH, and participation in a profit-sharing plan that applies to all BBH employees. The Annual Bonus is based on their performance, the investment performance of their respective funds and other portfolios co-managed by the Principals, and their leadership, collaboration, and communication skills, A portion of the Incentive Compensation is awarded through participation in a long-term incentive plan that vests over time, and the remainder is paid in cash.

Mr. Hohmann is a Partner of BBH. As a Partner, most of his compensation is linked directly to the profits of BBH through a working interest in BBH's profits and a return on capital invested in BBH. Mr.Hohmann's working interest is set at the beginning of each calendar year by BBH's Executive Committee based on his overall contribution to BBH, including the investment performance and profitability of the funds and other funds and accounts that he manages and co-manages. Mr.Hohmann has also invested capital in BBH and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH. Mr.Hohmann is also paid a salary.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC, Neuberger Berman Investment Advisers LLC and Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department

Pacific Investment Management Company LLC.

Mohit Mittal, Michael Cudzil, and Marc Seidner are the portfolio managers primarily responsible for the day-to-day management of PIMCO's allocated portion of the fund's assets. The following tables provide information related to other accounts managed by the portfolio managers as of July 31, 2025:

Mohit Mittal:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	26	21	146
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	12
Assets Managed (in millions)	$79,661	$40,239	$81,555
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$4,670	$5,524

Michael Cudzil:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	24	16	59
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	7
Assets Managed (in millions)	$36,943	$13,173	$40,396
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$9,900	$1,297

Marc Seidner:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	25	32	35
Number of Accounts Managed with Performance-Based Advisory Fees	0	6	10
Assets Managed (in millions)	$27,830	$19,408	$20,409
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$3,397	$8,980

Potential conflicts of interest. For more information regarding potential conflicts of interest of PIMCO, please see the above language in this section under "PACE Mortgage-Backed Securities Fixed Income Investments."

Compensation. For more information regarding the compensation policies of PIMCO, please see the above language in this section under "PACE Mortgage-Backed Securities Fixed Income Investments."

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Neuberger Berman Investment Advisers LLC.

Thanos Bardas, David M. Brown, Adam Grotzinger, Ashok Bhatia, Robert Dishner, and Thomas Sobanski are the portfolio managers primarily responsible for the day-to-day management of NBIA's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Thanos Bardas:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	20	33	101
Number of Accounts Managed with Performance-Based Advisory Fees	3	7	1
Assets Managed (in millions)	$9,086	$5,278	$24,911
Assets Managed with Performance- Based Advisory Fees (in millions)	$37	$95	$125

David M. Brown:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	45	173	409
Number of Accounts Managed with Performance-Based Advisory Fees	3	7	0
Assets Managed (in millions)	$9,546	$32,279	$44,757
Assets Managed with Performance- Based Advisory Fees (in millions)	$37	$95	$0

Adam Grotzinger:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	28	45	113
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,559	$9,588	$3,822
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Ashok Bhatia:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	39	61	131
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$8,761	$15,544	$8,092
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Robert Dishner:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	10	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$6,734	$8,706	$279
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Thomas Sobanski:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	7	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$6,734	$8,551	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman Investment Advisers LLC ("NBIA") has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in "joint" transactions alongside certain of its affiliates. The prohibition on "joint" transactions may limit the ability of the funds to partici- pate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer's capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the fund.

Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible. In the ordinary course of operations certain businesses within the Neuberger organization ("Neuberger") will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other "work-out" activity, which participation could provide access to material non-public information. Neuberger maintains procedures that address the process by which material non-public information may be acquired intentionally by Neuberger. When considering whether to acquire material non-public information, Neuberger will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of Neuberger's existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since Neuberger may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that Neuberger, including a fund, may purchase or potentially limiting the ability of Neuberger, including a fund, to sell such securities or instruments. Similarly, where Neuberger declines access to (or other-wise does not receive or share within Neuberger) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, Neuberger will endeavor to act fairly to its clients as a whole. Neuberger reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation. NBIA's compensation philosophy is one that focuses on rewarding performance and incentivizing employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for portfolio managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual portfolio managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer-term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NBIA. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a portfolio manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of NBIA's long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger's equity ownership structure, which was launched as part of the firm's management buyout in 2009 and designed to incentivize and retain key personnel. NBIA also currently offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group LLC's Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of its employees with the success of the firm and the interests of its clients, and to reward continued employment. Under the CCP, up to 20% of a participant's annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department.

For information regarding other accounts managed by the portfolio managers of BBH, please see the above language in this section under "PACE Intermediate Fixed Income Investments—Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department."

Conflicts of Interest. For more information regarding potential conflicts of interest of BBH, please see the above language in this section under "PACE Intermediate Fixed Income Investments—Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department."

Compensation. For more information regarding the compensation policies of BBH, please see the above language in this section under "PACE Intermediate Fixed Income Investments—Brown Brothers Harriman & Co., acting through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department."

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE Municipal Fixed Income Investments—Insight North America LLC

Daniel Marques and Daniel Rabasco are the portfolio managers primarily responsible for the day-to-day management of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Daniel Marques:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	0	184
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,268	$0	$1,305
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Daniel Rabasco:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	0	60
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,549	$0	$2,145
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. In the course of Insight's normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Insight or its personnel diverge from those of a client or when Insight or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

Insight ensures it manages conflicts of interest fairly and in accordance with the Securities and Exchange Commission (SEC) and does not place its own interests unfairly above those of its customers.

All material conflicts of interest are presented in greater detail within Part 2A of Insight's Form ADV.

Compensation. Insight has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. Insight's approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements; discretionary annual cash amount and a deferral into the Insight LTIP. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. Insight also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm's parent company, BNY Mellon.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-years performance cycles. This is also supported by the Insight LTIP, which typically vests over three years. The application of the above policy and principles are reviewed at least twice each year by the Insight Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE Global Fixed Income Investments—J.P. Morgan Investment Management Inc.

Myles Bradshaw and Iain Stealey are the portfolio managers primarily responsible for the day-to-day management of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Myles Bradshaw:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	16	28
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in thousands)	$2,168	$10,774	$6,114
Assets Managed with Performance-Based Advisory Fees (in thousands)	$0	$0	$437

Iain Stealey:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	35	12
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in thousands)	$5,803	$27,937	$18,518
Assets Managed with Performance-Based Advisory Fees (in thousands)	$0	$0	$160

Potential conflicts of interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates ("JPMorgan Chase") perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

Acting for Multiple Clients. In general, J.P. Morgan faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by J.P. Morgan ("Other Accounts") engage in short sales of the same securities held by a fund, J.P. Morgan could be seen as harming the performance of a fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a fund has also invested and these activities could have an adverse effect on the fund. For example, if a fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the fund invests may use the proceeds of the fund's investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the fund's results will suffer whereas the Other Account's performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the J.P. Morgan's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with J.P. Morgan's duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. J.P. Morgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan so that fair and equitable allocation will occur over time.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation. J.P. Morgan's compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The compensation framework for J.P. Morgan portfolio managers ("Portfolio Managers") participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation—base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the "Mandatory Investment Plan" or "MIP") and/or equity-based JPMorgan Chase Restricted Stock Units ("RSUs") with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee's pay level.

The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:

•  Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;

•  The scale and complexity of their investment responsibilities;

•  Individual contribution relative to the client's risk and return objectives;

•  Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and

•  Adherence with JPMorgan's compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance ("ESG") factors that are intended to be assessed in investment decision-making.

In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan's risk and control professionals is considered in assessing performance and compensation.

Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan's "MIP". In general, the MIP provides for a rate of return equalto that of the particular fund(s), thereby aligning the Portfolio Manager's pay with that of the client's experience/return.

For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.

For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee's respective manager and reviewed by senior management.).

In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).

To hold individuals responsible for taking risks inconsistent with JPMorgan's risk appetite and to discourage future imprudent behavior, J.P. Morgan has policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:

•  Reducing or altogether eliminating annual incentive compensation;

•  Canceling unvested awards (in full or in part);

•  Clawback/recovery of previously paid compensation (cash and / or equity);

•  Demotion, negative performance rating or other appropriate employment actions; and

•  Termination of employment.

The precise actions J.P. Morgan takes with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.

In evaluating each Portfolio Manager's performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:

Name of Fund	Benchmark
PACE Large Co Growth Equity Investments	Russell 1000 Growth Gross Return (USD)
PACE Global Fixed Income Investments	Bloomberg Global Aggregate Total

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE High Yield Investments—Nomura Corporate Research and Asset Management Inc.

NCRAM uses a team approach in managing the fund's portfolio. David Crall, Stephen Kotsen, Derek Leung and Eric Torres are the portfolio managers primarily responsible for the day-to-day management of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Stephen Kotsen:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	8	33
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$2,093	$7,198	$21,695
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

David Crall:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,040	$0	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Derek Leung:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	10	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,040	$1,275	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Eric Torres:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$42	$116
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Actual or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include but are not limited to: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts, (iii) execution of portfolio transactions, (iv) personal interests and related party interests, (v) compensation conflicts such as where NCRAM has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts, and (vi) other investment and operational conflicts of interest. NCRAM's compliance policies and procedures, including the Code of Ethics, are designed to address these conflicts and to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client and that client accounts are treated equitably over time. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

Compensation. The remuneration policy of NCRAM is, inter alia, aimed at preventing and controlling the risk of unfair treatment of clients.

The fixed remuneration is based on standards established by Nomura Holding America Inc.

For investment professionals, the bonus determination will include a review of portfolio and/or sector performance, client service, team building, and business development. NCRAM believes its compensation plan has allowed investment professionals the ability to benefit from the growth of its business, and it believes the firm's relatively low personnel turnover is partly due to the success of the firm's compensation program. Both short-term and long-term investment performance is a factor in compensation. Compensation is also tied to the long-term growth of the business, which is driven by performance as well as client service. Accordingly, NCRAM believes compensation is tied to the success of its clients on both a short- and long-term basis.

Compensation within NCRAM consists of a fixed amount which includes base salary and benefits together with a variable performance-related amount. The CEO will determine the bonus for investment professionals in consultation with the Senior Portfolio Manager. The variable performance-related remuneration is based upon an individual's performance as compared to agreed objectives which may include financial and non-financial performance measures, risk management and other relevant factors. Determination of variable performance-related compensation is sufficiently flexible to reward short- and long-term individual performance.

When an employee's total compensation (fixed plus variable remuneration) exceeds certain limits, the employee must participate in the Nomura Holdings, Inc. remuneration deferral scheme which links the employee's deferred compensation award in part to the performance of NHI shares. Also, in the case of certain portfolio managers, a portion of their deferred compensation may be linked to the performance of certain products managed by NCRAM, and NCRAM believes this further ties portfolio managers to the long-term performance of the firm's clients. Therefore, total compensation may consist of three elements: base salary, cash bonus and deferred bonus (via deferral vehicles, typically vesting over three years and linked to various instruments as described above).

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE Large Co Value Equity Investments—Wellington Management Company LLP, Artisan Partners Limited Partnership and Hotchkis and Wiley Capital Management, LLC.

Wellington Management Company LLP

Matthew C. Hand is the portfolio manager primarily responsible for the day-to-day management of Wellington's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio manager as of July 31, 2025:

Matthew C. Hand:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	9	9
Number of Accounts Managed with Performance-Based Advisory Fees	3	2	0
Assets Managed (in millions)	$70,657	$2,598	$763
Assets Managed with Performance-Based Advisory Fees (in millions)	$57,614	$270	$0

Potential conflicts of interest. Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio manager listed in the prospectus who are primarily responsible for the day-to-day management of the fund ("Portfolio Manager") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Manager makes investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.

The Portfolio Manager at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the fund. Because incentive payments paid by Wellington to the Portfolio Manager are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington's investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation. Wellington receives a fee based on the assets under management of the fund as set forth in the agreement between Wellington and UBS AM on behalf of the fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended July 31, 2025:

Wellington's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington's compensation of the fund's manager listed in the prospectus who is primarily responsible for the day-to-day management of the Portfolio (the "Investment Professional") includes a base salary and incentive components. The base salary for the Investment Professional who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. The Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional's incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the Russell 1000 Value Index over one, three, and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professional may also be eligible for bonus payments based on their overall contribution to Wellington's business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to partici-

pate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Hand is a partner.

Ownership of fund shares. As of July 31, 2025, the portfolio manager did not own any shares of the fund.

Artisan Partners Limited Partnership

Daniel J. O'Keefe and Michael McKinnon are the portfolio managers primarily responsible for the day-to-day management of Artisan Partners' allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Daniel J. O'Keefe:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed*	2	18	18
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed (in millions)*	$2,818	$25,356	$4,531
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$52	$1,626

* These numbers also reflect the performance-based fee accounts.

Michael McKinnon:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed*	2	18	18
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed (in millions)*	$2,818	$25,356	$4,531
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$52	$1,626

* These numbers also reflect the performance-based fee accounts.

Potential Conflicts of Interest. There are a number of ways in which the interests of Artisan Partners, the fund's portfolio managers and their other personnel might conflict with the interests of the fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within Artisan Partners' select equity strategy, including the fund's accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment team benefit all clients within the select equity strategy. Artisan Partners' administrative and operational personnel divide their time among services to the fund and other client accounts.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the fund.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the fund in the select equity strategy, will invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy can invest in a security issued by a company, a director or officer of which is also a director of Artisan Partners Funds, Inc., a registered investment company advised by Artisan Partners. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not generally permit investment by client accounts or persons covered by Artisan Partners' Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company's securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy, including the fund, that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which the fund it manages also invests. In such a case, the investment team could harm the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.

Trade Aggregation and Allocation. Artisan Partners can, to the extent permitted by law, aggregate trades and allocate investment opportunities among clients. Artisan Partners seeks to treat all of its similarly situated clients fairly when allocating investment opportunities among clients. Artisan Partners does not consider its own interests when allocating trades, which includes, for example, the fees of a client or whether the client is a proprietary account. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and modified from time to time. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings or private placements), and allocation of investment opportunities generally, particularly opportunities that have a required minimum investment, could raise a potential conflict of interest. The potential conflicts among clients in the same strategy are mitigated because Artisan Partners' investment teams generally try to keep all client portfolios in the same strategy invested in the same securities (excluding private investments) with approximately the same weightings subject to certain exceptions and limitations. Investment opportunities will be allocated differently among clients in a strategy under Artisan Partners' trading procedures due to, for example, the particular characteristics of a client, such as size of the client, cash position, liquidity needs and timing, tax status, risk tolerance and investment restrictions, or with respect to private investments, the client's willingness and ability to invest in private investments, or for other reasons in Artisan Partners' reasonable discretion.

Additionally, private investments and certain other investment opportunities will not be allocated pro-rata among clients in different strategies due to, among other reasons, difference in the strategic focus or objective of each strategy, including the intended concentration, exposure to different investment factors, themes or sectors, risk tolerance and desired weighting of investments. Additional factors that Artisan Partners may consider in allocating these investment opportunities between clients in different strategies, or even within the same strategy, include, without limitation: the inability to divide the investment among multiple clients; Artisan Partners' perception of the liquidity of each client at the time of the investment and on a going-forward basis; relative exposure to market trends; the remaining term or time remaining in the investment period of each such client; the terms, structure and availability of financing in respect of an investment; the representations and diligence required for each client; the small size of an opportunity or the structure of an investment; the perceived relative value of the investment opportunity relative to other investment opportunities available to each client; the geographic focus of the investment programs of each client; the location of the investment opportunity; the credit quality and/or expected yield of the investment; and the investment programs and portfolio positions of each client for which participation is appropriate. To the extent an opportunity cannot, or in Artisan Partners' discretion should not, be allocated among multiple clients, such opportunities may be allocated among the different clients on a basis that Artisan Partners considers fair and equitable over time.

In addition, there are instances where a particular security is held by, or appropriate for, more than one client ("cross holdings") managed by an investment team or different investment teams due to the overlap of their investment universes; however, investment decisions for each strategy and client are generally made by the relevant investment team independently of investment decisions for another strategy or client, such that investment opportunities likely will be allocated differently among clients across such applicable investment strategies. An investment strategy or client with a higher risk tolerance, for example, may substantially outperform or underperform an investment strategy or client with a lower risk tolerance even when managed by the same investment team in a similar strategy.

As a result of the allocation of investment opportunities (and the investment focus of certain clients), the investments made for a fund and other clients managed by the same investment team may be significantly different, and, consequently, the respective performances of such clients are expected to differ even when managed in the same strategy.

"Same way" transactions (that is, all buys or all sells) in a security held by more than one client in a strategy are generally aggregated across all participating clients in the strategy and same way transactions may be aggregated across clients in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in an aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners' trading procedures. When orders for a trade in a security are opposite to one another (that is, one client is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by utilizing different brokers or venues.

Artisan Partners may sell a security short on behalf of one client even if the same security, or another security of the same issuer, is held long by another client. Similarly, Artisan Partners is permitted to purchase a security long on behalf of one client even if the same security, or another security of the same issuer, is, or has been, sold short by another client. Artisan Partners could be viewed as having a potential conflict of interest if it sells short certain securities in a client while holding the same securities long in other clients. Conversely, Artisan Partners could be viewed as harming the performance of a client that holds a long position in the same security or other similar securities (e.g. securities in the same sector as the security sold short) for the benefit of its clients who are selling the security short if the short-selling transactions cause the market value of the security or similar securities to decline. Artisan Partners has in place policies and procedures that it believes are reasonably designed to identify and resolve actual and potential conflicts of interest related to short selling securities.

Certain clients have restrictions prohibiting the execution of transactions through one or more designated broker-dealers or they may maintain other restrictions or account limitations (e.g., instrument restrictions) that impact Artisan Partners' ability to aggregate a given trade. As a result, Artisan Partners might be required to separate a client's transaction from the aggregated transactions for other clients and send the client's transaction for execution to a different broker-dealer or at a different point in time. A transaction being executed separately as a result of the client's restriction is typically placed in the market after the aggregated transaction for all other clients is placed in the market. In addition, substitute transactions may be placed in a different instrument before or after the aggregated transaction (e.g., physical shares rather than options) and/or may not be placed at all. As a result, the trade or substitute trade for the restricted client is likely to be executed at a different point in time as compared to the aggregated transaction, which is likely to result in the restricted client receiving different returns than other clients.

Waivers to Artisan Partners' allocation procedures may be made with approval in advance by one of certain designated members of Artisan Partners' management who are not part of the portfolio management process.

Model Delivery. Artisan Partners provides non-discretionary model portfolios to certain institutional clients and sponsors of managed account programs. Artisan Partners provides the sponsor with a model portfolio that represents the securities Artisan Partners recommends for a particular strategy and the sponsor uses the model portfolio to assist in developing one or more portfolios for itself or its clients (the model delivery programs). In a model delivery program, the frequency and timing of the model portfolio delivery is agreed upon with each sponsor and the model portfolio is typically provided on a delayed basis after Artisan Partners trades for its discretionary clients. Artisan Partners may also sequence or rotate the delivery of the model portfolio when it is being delivered to multiple sponsors. As a result, the sponsors of these programs typically receive different prices for their clients given, for example, price movements caused by market activity (including trades placed by Artisan Partners and other sponsors) and that the trades are not aggregated with Artisan Partners' trades.

Fees. Like the fees Artisan Partners receives from the fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client's assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Although Artisan Partners may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer's Capital Structure. Conflicts potentially limiting the fund's investment opportunities may also arise when the fund and other Artisan Partners clients invest in different parts of an issuer's capital structure, such as when the fund owns equity securities of an issuer and other clients own senior debt obligations or junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the fund's investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the fund.

Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as "Confidential Information"). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners' management activities or the employee's outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors' committee or through conversations with a company's management team. Under applicable law, Artisan Partners' employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the fund.

Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the fund or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the fund, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners' ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

Artisan Partners has adopted policies that establish an information barrier around the Credit Team and EMsights Capital Group to minimize the likelihood that Confidential Information received by the Credit Team or the EMsights Capital Group will be shared with another team. In addition, Artisan Partners also creates information barriers around other persons having access to Confidential Information ("walled-off personnel") to prevent access to Confidential Information, and therefore to limit the restrictions on others at Artisan Partners.

From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. Artisan Partners has an obligation to seek best execution for clients—that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners' investment decisions for the benefit of its clients. Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as "soft dollars") if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for the fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners' proprietary accounts also present potential conflicts of interest with Artisan Partners' clients, including the fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners' clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners' written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan Partners' Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners' current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners' compliance team will review such personal securities transactions and determine, among other things, whether the acquisition is consistent with applicable regulatory requirements and the purposes of the Code of Ethics and its underlying policies.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department at least quarterly. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners' clients. Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from, conflict with or is adverse to advice given or action taken for the fund. These activities may adversely affect the prices and availability of other investments held by, or potentially considered for purchase by, the fund.

Artisan Partners, its affiliates and their employees are permitted to, and frequently do, invest in registered investment funds and other pooled investment vehicles sponsored by Artisan Partners often at reduced or no fees when allowed by applicable law. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such amounts in one or more of the investment strategies managed by the investment professional (including by investing in registered investment funds). Artisan Partners believes that investments made in these pooled investment vehicles and franchise capital awards help align Artisan Partners' and its employees' financial interests with those of Artisan Partners' clients. These pooled investment vehicles, even if they are proprietary accounts of Artisan Partners, are treated like a client account for purposes of allocation of investment opportunities.

Compensation. Artisan Partners' portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners' fee revenues generated by all accounts included within the manager's investment strategies, including the fund. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such award amounts in one or more of the investment strategies managed by the investment professional. Portfolio managers may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Performance fee accounts (including private funds) may be managed by certain portfolio managers of the fund using strategies not offered in the fund. Allocations to and weightings in these accounts will differ from allocations to and weightings in the fund managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy. Artisan Partners' portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners' salaried associates.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Hotchkis and Wiley Capital Management, LLC.

Hotchkis & Wiley uses a team approach in managing its portion of the fund's portfolio. George Davis, Jr., Scott McBride and Doug Campbell are the portfolio managers primarily responsible for the day-to-day management of the fund. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	24	16	50
Number of Accounts Managed with Performance-Based Advisory Fees	2	2	3
Assets Managed (in millions)	$22,080	$3,600	$6,440
Assets Managed with Performance- Based Advisory Fees (in millions)	$15,050	$337	$648

Potential conflicts of interest. Hotchkis & Wiley's portion of the fund is managed by Hotchkis & Wiley's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis & Wiley also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, Hotchkis & Wiley's discretionary clients may receive prices that are more favorable than those received by a client of a program sponsor or vice versa. Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company's securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis & Wiley's other business activities and Hotchkis & Wiley's possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis & Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and/or equity) in different investment strategies which can give rise to conflicts where Hotchkis & Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis & Wiley seeks to mitigate the impact of these conflicts on a case by case basis.

Hotchkis & Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients' brokerage business. Research services may be used in servicing any or all of Hotchkis & Wiley's clients (including model portfolio delivery clients) across all of the firm's investment strategies, and may ben-

efit certain accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis & Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis & Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's code of conduct.

Compensation. The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis & Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees, and advice from members of Hotchkis & Wiley's Executive and Compensation Committees. The amount of the bonus is determined by the total amount of Hotchkis & Wiley's bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the fund own equity in Hotchkis & Wiley. Hotchkis & Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis & Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis & Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis & Wiley receive their pro rata share of Hotchkis & Wiley's profits.

Investment professionals may also receive contributions under Hotchkis & Wiley's profit sharing/401(k) plan.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE Large Co Growth Equity Investments—J.P. Morgan Investment Management Inc., GQG Partners LLC and Polen Capital Management, LLC.

J.P. Morgan Investment Management Inc.

Giri Devulapally, Joseph Wilson, Larry H. Lee, Holly Morris and Robert Maloney are the portfolio managers primarily responsible for the day-to-day management of J.P. Morgan's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Giri Devulapally:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	13	7	319
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in thousands)	$131,557	$27,746	$17,235
Assets Managed with Performance- Based Advisory Fees (in thousands)	$0	$0	$0

Joseph Wilson:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	11	7	273
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in thousands)	$123,571	$36,026	$15,824
Assets Managed with Performance- Based Advisory Fees (in thousands)	$0	$0	$0

Holly Morris:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Number of Accounts Managed	9	6	22
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in thousands)	$121,393	$27,353	$14,916
Assets Managed with Performance- Based Advisory Fees (in thousands)	$0	$0	$0

Larry Lee:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Number of Accounts Managed	16	7	31
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in thousands)	$144,556	$29,288	$19,152
Assets Managed with Performance- Based Advisory Fees (in thousands)	$0	$0	$118

Robert Maloney:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	9	6	22
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in thousands)	$121,393	$27,353	$14,916
Assets Managed with Performance- Based Advisory Fees (in thousands)	$0	$0	$0

*  The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Potential conflicts of interest. For information regarding potential conflicts of interest of J.P. Morgan, please see the above language in this section under "PACE Global Fixed Income Investments."

Compensation. For information regarding the compensation policies of J.P. Morgan, please see the above language in this section under "PACE Global Fixed Income Investments."

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

GQG Partners LLC.

Rajiv Jain, Sudarshan Murthy, and Brian Kersmanc are the portfolio managers primarily responsible for the day-to-day management of GQG's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Rajiv Jain:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	48	48
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	7
Assets Managed (in millions)	$86,538	$49,191	$25,211
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$346	$6,335

Sudarshan Murthy:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	48	48
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	7
Assets Managed (in millions)	$86,538	$49,191	$25,211
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$346	$6,335

Brian Kersmanc:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	48	48
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	7
Assets Managed (in millions)	$86,538	$49,191	$25,211
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$346	$6,335

Potential Conflicts of Interest. The portfolio managers are also responsible for managing other account portfolios in addition to the fund, including account portfolios in which they and/or other employees of GQG have an ownership interest.

The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with the management of the fund's investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the fund and other accounts presents a variety of potential conflicts of interests. For example, a portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by a portfolio manager may compensate GQG based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for GQG to favor higher fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. GQG has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equitably.

Another potential conflict could arise in instances in which securities considered as investments for the fund are also appropriate investments for other investment accounts managed by GQG. When a decision is made to buy or sell a security for the fund and one or more of the other accounts, GQG may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, GQG employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. GQG has implemented specific policies and procedures to address any potential conflicts.

GQG may invest in securities of companies issued by broker-dealers (or their affiliates) used by GQG to effect transactions for client accounts, including the fund. In addition, from time to time, GQG directs trades to broker-dealers that are clients of GQG (or are affiliated with clients of GQG, including without limitation, UBS AM) that provide investment banking or other financial services to GQG (or are affiliated with companies that provide such services) and/or that sponsor pooled vehicles to which GQG provides investment advisory services (or are affiliated with such sponsors). These various business relationships with other companies give rise to rise to conflicts of interest and incentives to favor the interests of these companies when GQG provides services to the fund and its other clients. GQG has adopted policies and procedures that are designed to address such conflicts of interest to help ensure that it acts in a manner that is consistent with its fiduciary obligations to all clients.

Subject to its duty to seek best execution, GQG often selects broker-dealers that furnish GQG with proprietary and/or third-party research and brokerage services (collectively, "Services") that provide, in GQG's view, appropriate assistance in the investment decision-making process. These Services may be bundled with the trade execution, clearing, or settlement services provided by a particular broker-dealer and/or, subject to applicable law, GQG may pay for such Services with client commissions (or "soft dollars"). Services received by GQG may include, for example, proprietary and third-party research reports on markets, companies, industries and securities, access to broker-dealer analysts and issuer representatives, and trading software to route orders to market centers. As result, the fund may pay a commission that is higher than the commission another qualified broker-dealer might charge to effect the same transaction. Use of soft dollars may create a conflict of interest in executing trades for client accounts. Services may be used in servicing any or all of GQG's clients, and may benefit certain accounts more than others. GQG receives such Services in a manner consistent with the "safe harbor" requirements of Section 28(e) of the Exchange Act and has adopted policies and procedures to mitigate conflicts.

Compensation. Each portfolio manager receives a fixed salary and retirement benefits, and may receive investment management services. In the case of Messrs. Kersmanc, Murthy and S. Jain, variable compensation, which includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the portfolio manager's performance and GQG's overall performance and profitability. A portion of the discretionary annual bonus is typically paid in cash each year, and the remainder of the bonus is normally allocated to a deferred compensation plan, subject to a vesting schedule and paid out over time (e.g., 3 years). Amounts deferred under the plan earn the rate of return earned by the institutional shares class of a proprietary mutual fund advised by GQG, calculated gross of management fees but net of other operating expenses. No portfolio manager's compensation is directly based on the value of assets in a fund's portfolio. In addition, from time-to-time, employees of GQG, including Messrs. Kersmanc and Murthy, may receive an award of restricted stock units in GQG's parent company, GQG Partners Inc. The grant of any such award is subject to the discretion of the Board of Directors of GQG Partners Inc.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Polen Capital Management, LLC.

Dan Davidowitz and Damon Ficklin are the portfolio managers primarily responsible for the day-to-day management of Polen's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Dan Davidowitz:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	6	1,677
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	6
Assets Managed (in millions)	$6,005	$2,643	$26,989
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$3,268

Damon Ficklin:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	8	2,117
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	7
Assets Managed (in millions)	$6,592	$3,138	$30,203
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$25	$3,447

Potential Conflicts of Interest. Polen provides advisory services to other clients that invest in securities of the same type in which the fund invests. Polen is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the funds and other accounts, the funds receive fair and equitable allocation of these orders, particularly where affiliated accounts may participate. Polen attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation that provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The following are all components of compensation for both investment and non-investment personnel:

1)  Competitive base salary—The firm uses compensation surveys, relative peer comparisons and McLagan data during recruiting to ensure base salaries are competitive.

2)  Individual bonuses—An annual bonus pool is funded based on competitive market analysis. Individual bonuses then are determined based upon a balanced scorecard methodology, which is outlined below.

Balanced Scorecard

Each employee is evaluated on the following three criteria:

a)  Client—since the client comes first, is the employee adding value toward achieving the firm's mission and is the employee adding value to client interactions?

b)  Culture—does the employee represent the core values of the firm and does the employee lead by example regarding autonomy, integrity and purpose?

c)  Core Skills—does the employee's skill set meet, exceed or fall below the requirements of the job and is the employee training to continuously improve toward mastery of a particular skill?

3)  Retirement Savings Plan—At the end of each calendar year or monthly, the firm allocates contributions to country specific retirement savings plans. For U.S. employees, this is an employee match contribution based on their total compensation. These contributions enable Polen's employees, if they so choose, to invest in Polen's funds alongside Polen's clients and strengthen Polen's alignment with clients. Individual contributions are formulaic based on plan documents and country specific governing rules.

4)  Firm performance incentives—Each year, the firm sets goals related to client retention and growth. When firm goals are achieved, the firm allocates additional bonus pool funds to ensure there is appropriate incentivization across the entire firm.

5)  Equity owners and phantom equity (long-term incentive plan) participants receive their pro rata allocation of annual profits.

The firm is dedicated to retaining high-performing employees with competitive compensation. Future equity participation through its phantom equity plan will be evaluated annually.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE Small/Medium Co Value Equity Investments—Kayne Anderson Rudnick Investment Management, LLC, Victory Capital Management Inc., through its business unit branded as Integrity Asset Management, and ARGA Investment Management, LP

Kayne Anderson Rudnick Investment Management, LLC.

Julie Kutasov and Craig Stone are the portfolio managers primarily responsible for the day-to-day management of KAR's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Julie Kutasov:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	3	21,497
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$3,201	$857	$23,752
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$495

Craig Stone:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	11	5	22,615
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$6,880	$959	$26,346
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$575

Potential conflicts of interest. There are certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the fund's investments and the investments of any other accounts that they manage. Such conflicts include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the existence of performance-based fee accounts alongside standard fee accounts, employee personal trading, and soft dollar and commission sharing arrangements that the firm has in place that benefit the fund and/or such other accounts. KAR works to ensure that all clients are treated fairly in the execution of orders and allocation of trades. The firm has established trading policies and procedures designed to limit conflicts of interest between the fund and other accounts managed by KAR. The firm also has in place employee personal trading policies and procedures and a Code of Ethics that is designed to mitigate conflicts of interest arising from employee personal trading activities.

Compensation. Investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, the fund/account performance is generally measured over one-, three-, and five-year periods and an individual manager's participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion of this is payable as deferred compensation that is materially tied to the long-term risk-adjusted performance of the strategies for which the portfolio manager is responsible. A portion of portfolio managers' incentive bonus may also be paid in restricted stock units of KAR's parent company, Virtus Investment Partners, Inc.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The firm believes that it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Victory Capital Management Inc., through its business unit branded as Integrity Asset Management

Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, Joe A. Gilbert, J. Bryan Tinsley, and Michael P. Wayton are the portfolio managers primarily responsible for the day-to-day management of Victory's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Daniel G. Bandi:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	5	54
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$1,918	$2,050	$1,728
Assets Managed with Performance- Based Advisory Fees (in millions)	$152	$0	$0

Daniel J. DeMonica:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	6	54
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$1,976	$2,081	$1,728
Assets Managed with Performance- Based Advisory Fees (in millions)	$152	$0	$0

Adam I. Friedman:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	5	54
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$1,918	$2,050	$1,728
Assets Managed with Performance- Based Advisory Fees (in millions)	$152	$0	$0

Joe A. Gilbert:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	5	54
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$1,918	$2,050	$1,728
Assets Managed with Performance- Based Advisory Fees (in millions)	$152	$0	$0

J. Bryan Tinsley:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	5	54
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$1,918	$2,050	$1,728
Assets Managed with Performance- Based Advisory Fees (in millions)	$152	$0	$0

Michael P. Wayton:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	6	54
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$1,976	$2,081	$1,728
Assets Managed with Performance- Based Advisory Fees (in millions)	$152	$0	$0

Potential conflicts of interest. Victory's portfolio managers are often responsible for managing one or more funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention, (2) limited investment opportunities, such as less-liquid securities or initial public offering, and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between a fund and another account, raise conflict of interest issues. Victory has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory's investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Victory's compliance program will achieve its intended result.

Compensation. Victory has designed the structure of its portfolio managers' compensation to (1) align portfolio managers' interests with those of the Victory's clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory attract and retain high-quality investment professionals, and (3) contribute to Victory's overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Victory receives a performance fee) (together, "Accounts"). A portfolio manager's base salary is dependent on the manager's level of experience and expertise. Victory monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of Victory's investment franchises may earn incentive compensation based on a percentage of Victory's revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory, determines the allocation of the incentive compensation earned by the team among the team's portfolio managers by establishing a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory's philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager's portfolio or fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

Victory's portfolio managers may participate in the equity ownership plan of Victory's parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager's performance and seniority.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

ARGA Investment Management, LP

A. Rama Krishna, P. Sujith Kumar and Robert Mitchell are the portfolio managers primarily responsible for the day-to-day management of ARGA's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

A. Rama Krishna:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	13	52
Number of Accounts Managed with Performance-Based Advisory Fees	1	4	4
Assets Managed (in millions)	$5,353	$4,034	$13,518
Assets Managed with Performance- based Advisory Fees (in millions)	$3,768	$2,235	$544

Sujith Kumar:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	5	16
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	1
Assets Managed (in millions)	$1,464	$3,222	$6,327
Assets Managed with Performance- based Advisory Fees (in millions)	$0	$2,086	$118

Robert Mitchell:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	7	36
Number of Accounts Managed with Performance-Based Advisory Fees	1	2	3
Assets Managed (in millions)	$3,894	$808	$7,160
Assets Managed with Performance- based Advisory Fees (in millions)	$3,768	$149	$427

Potential conflicts of interest. ARGA's compliance procedures aim to identify and prevent potential conflicts of interest related to client, employee, and proprietary activities. Potential conflicts of interest include instances when ARGA desires to purchase or sell the same securities for the fund and other accounts, which could result, if such conflict is not managed properly, in unfair treatment to one account or another. Another potential conflict could occur if employees had knowledge of future ARGA trades and, on the basis of such information, made their own personal trades, which could harm the fund and other ARGA accounts.

In addition to managing a portion of the fund, ARGA manages other accounts on a discretionary basis (and where Mr. Krishna is one of a number of investors within certain commingled funds as well as certain proprietary partnerships) that use the valuation-based investment strategy utilized for the fund. ARGA expects to manage additional such accounts in the future. To avoid any incentive to favor one account over another in the allocation of investment opportunities (particularly where there are differing performance fee arrangements), ARGA has implemented strict fairness policies with respect to trading practices and allocation procedures. ARGA examines trade allocations among client portfolios regularly and confirms their consistency with ARGA's fiduciary obligation to allocate investment opportunities fairly. ARGA also regularly monitors dispersion of client account returns within the same investment strategy to verify that no preferential treatment has occurred. As expected, in instances such as clients directing trades through particular brokers, ARGA may place non-simultaneous trade orders for the fund and another client, which may affect the execution price of the security to the detriment of one or the other.

To ensure ARGA employees do not use knowledge of the fund's trading for personal gain, ARGA's access persons and their immediate family members living in the same household are subject to initial, quarterly, and annual brokerage account reporting and certification requirements with respect to brokerage or investment accounts over which they have a direct or indirect beneficial interest. Access persons, including their immediate family members living in the same household, contemplating the purchase or sale of any security or an interest in a private placement vehicle must obtain preclearance from ARGA. Access persons' brokerage statements and emails are reviewed on a quarterly basis to ensure continued compliance with ARGA's policies on personal securities transactions.

While ARGA follows these procedures to eliminate potential conflicts of interest, there is no guarantee they will detect and prevent every situation where potential conflicts could arise. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with ARGA's Code of Ethics.

Compensation. The goal of ARGA's compensation structure is to align the interests of investment professionals with those of its clients and the firm. Accordingly, ARGA rewards behavior by investment professionals that results in long-term success for its clients and the company.

Mr. Krishna has equity ownership in ARGA; accordingly, he is entitled to a share of the firm's profits. Mr. Krishna does not receive a base salary or performance bonus. ARGA compensates Mssrs. Kumar and Mitchell through a combination of base salary, performance bonus, and profit sharing. Base salary is a fixed amount that may change based on an annual review or market conditions. Bonus is determined by both individual performance and the financial success of the firm. Effective 2016, a portion of profits and value of the firm is shared with employees other than Mr. Krishna through the ARGA Commitment Plan. These employees comprise individuals across the firm who are key to delivering superior levels of excellence for ARGA's clients. Over the long term, ARGA expects bonus and profit sharing to make up the highest proportion of compensation. Where relevant at higher levels of individual compensation, a portion of both the bonus and profit sharing is likely to be deferred, thereby encouraging long-term retention of key employees.

ARGA formally reviews performance by each individual based on a framework that is relevant for the individual's area of responsibility and overall adherence to the firm's values. ARGA does not tie portfolio managers' compensa-

tion specifically to the performance of any portfolio relative to the portfolio's benchmark, as that could cause individuals to stray from ARGA's long-term, valuation-based investment discipline. For investment professionals, ARGA reviews both quantitative and fundamental factors. Quantitative factors may include productivity in terms of companies' research coverage and construction of global industry models. Fundamental factors focus on depth of company and industry research, quality of company models and embedded forecasts, contribution to discussions with company management, and ability to identify key business issues and paths to possible resolution. In addition to evaluating individuals on their own contribution, the firm assesses their commitment to the success of other ARGA employees and ARGA as a whole.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, Jacobs Levy Equity Management, Inc. and Calamos Advisors LLC

Riverbridge Partners, LLC.

Riverbridge Partners utilizes a team-based approach in managing its portion of the fund's portfolio. Ross M. Johnson is the portfolio manager primarily responsible for the day-to-day management of Riverbridge's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio manager as of July 31, 2025:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	3	1,379
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$298	$450	$5,015
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$64

Potential conflicts of interest. Occasions may arise when accounts may place trades that are in conflict with trades involving other accounts. This conflict may cause an adverse price action in securities held in the other accounts. The fund receives the same fair allocation as all other accounts managed by Riverbridge Partners. No account receives preferential treatment. Riverbridge Partners has policies and procedures designed to provide fair and equitable allocation. Accounts may be traded at different times due to extenuating circumstances that include tax status, client restrictions and other portfolio management issues.

Compensation. Riverbridge Partners has a very direct incentive method: Members of the Investment Team are owners of the business. This structure directly aligns the pre-tax performance of client portfolios with Investment Team members' compensation. The members of the Investment Team receive a modest base salary. The remainder of their compensation is comprised of a combination of an individual-based performance bonus, as well as a bonus tied to the performance of the overall firm. The benchmarks used to measure performance include the Russell 2000 Growth, Russell 2000 and the S&P 600 Growth indices.

Ownership of fund shares. As of July 31, 2025, the portfolio manager did not own shares of the fund.

Calamos Advisors LLC

Brandon Nelson is the portfolio manager primarily responsible for the day-to-day management of Calamos' allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio manager as of July 31, 2025:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	1	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$491	$52	$119
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$16

Potential conflicts of interest. Other than potential conflicts between investment strategies, the side-by-side management of both the fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the fund and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the fund in accordance with the rules promulgated under the Investment Company Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos and its affiliates frequently use a "rotational" method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos' head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos' Chief Compliance Officer on a monthly basis. Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos may consider subjective elements in attempting to allocate a trade, in which case the fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The existence of separate asset or fee-based payments could create a conflict of interest with regard Mr. Nelson's allocation of investment opportunities among the accounts for which he acts as portfolio manager. Calamos Advisors maintains policies and procedures reasonably designed to mitigate such conflicts of interest.

Compensation. Brandon Nelson's compensation consists of base salary and an annual short-term incentive (payable in cash). Mr. Nelson is also eligible for discretionary long term incentive ("LTI") awards based on individual and collective performance, however these awards are not guaranteed from year to year. The Calamos LTI program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate's managed strategies, (ii) 33.3% to track the Calamos strategy of the associate's choice, and (iii) 33.3% to track the value of the firm; all over the vesting period. This compensation structure considers annually the performance of the various strategies managed by the Senior Portfolio Manager, among other factors, including, without limitation, the overall performance of the firm.

Ownership of fund shares. As of July 31, 2025, the portfolio manager did not own shares of the fund.

Jacobs Levy Equity Management, Inc.

Bruce Jacobs and Kenneth Levy are the portfolio managers primarily responsible for the day-to-day management of Jacobs Levy's allocated portion of the fund's assets. The following table provides information related to other accounts managed by the portfolio managers as of July 31, 2025:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	13	13	117
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	18
Assets Managed (in millions)	$4,079	$3,624	$18,189
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$1,028	$8,407

Potential conflicts of interest. Jacobs Levy and its investment personnel provide investment management services to multiple accounts, including the fund's account. The Portfolio Managers, Bruce Jacobs and Ken Levy, jointly manage all Jacobs Levy-managed accounts with the support of the firm's other investment professionals. Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have investment objectives and/or strategies that are similar to or different from those of the fund. Jacobs Levy may make investment decisions for certain accounts that are not necessarily consistent with the decisions made for other accounts. As such, performance among accounts (including the fund's account) may differ. Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the Portfolio Managers may have an ownership or financial interest.

Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages. Jacobs Levy's revenue may be increased by its receipt of performance-based fees. In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Jacobs Levy and the Portfolio Managers, whose compensation is derived primarily through their equity share in Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.

Jacobs Levy manages a number of proprietary accounts alongside client accounts. These proprietary accounts often invest in the same securities that Jacobs Levy recommends to or buys or sells for client accounts (including the fund's account). Jacobs Levy typically aggregates trades for proprietary and client accounts. These proprietary accounts may have investment objectives and/or strategies which are similar to or different from those of the fund. Jacobs Levy may make investment decisions for proprietary accounts that are not necessarily consistent with the decisions made regarding client investments (including investments for the fund). As such, the performance of these proprietary accounts may differ from the performance of client accounts (including the fund's account).

Jacobs Levy has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts. Jacobs Levy reviews statistical allocation reports periodically to determine whether accounts are treated, in its view, fairly. The performance of similarly managed accounts is also compared periodically to determine whether there are any unexplained significant discrepancies. In addition, Jacobs Levy has adopted procedures, which, in its view, are reasonably designed to create a fair and equitable allocation of investment opportunities over time among accounts.

Jacobs Levy provides model portfolios to one or more of its clients for which Jacobs Levy does not have investment discretion. Jacobs Levy executes trades for other clients whose accounts utilize the same investment strategy as the model(s). Since Jacobs Levy does not have discretion to execute trades for its model portfolio client(s), it is possible that trading based on the model portfolio will occur at the same or different times for Jacobs Levy's discretionary clients and for its model portfolio client(s), and therefore that trading conducted for one client will impact the value at which the relevant securities trade for another client.

Compensation. Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager's ownership interest in the firm. Jacobs Levy's profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the "basic fee"). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance-adjusted fee, the measurement period for the fee and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12-quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE International Equity Investments—Mondrian Investment Partners Limited, Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated and Los Angeles Capital Management LLC

Mondrian Investment Partners Limited.

Mondrian employs a team-based approach in managing its portion of the fund's portfolio. Nigel Bliss, Steven Dutaut and Aileen Gan are the portfolio managers primarily responsible for the day-to-day management of Mondrian's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed and advised by the portfolio managers as of July 31, 2025:

Nigel Bliss:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	6	63
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$7,339	$3,728	$24,019
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Steven Dutaut:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	6	63
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$7,339	$3,728	$24,019
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Aileen Gan:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	14	68
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$7,672	$4,814	$28,201
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Access to non-public information—As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian's policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Market Abuse Policy. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades—Mondrian generally aggregates trades for a number of its clients. Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. The key elements of Mondrian's trade allocation policy are:

•  When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer.

•  When a partial trade can be allocated in a cost efficient manner taking into account fixed transaction costs such as market related custodial charges, Mondrian's allocation model will assign the securities proportionately across all accounts based on the number of eligible securities traded. Eligible securities are calculated based on the original quantity ordered less securities previously allocated.

•  In situations where the prorated security amounts are too small to be proportionately allocated in a cost efficient manner, Mondrian may randomly allocate purchases and sales.

Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Mondrian monitors the effectiveness of its allocation process to ensure that clients are being treated fairly over a given period (usually annually) and to remain satisfied that the process is fair. In addition Mondrian performs periodic reviews of portfolio performance dispersion to confirm that clients with the same or similar investment mandates have been fairly treated.

Allocation of investment opportunities—Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities. Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities. All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Allocation of new issue opportunities—New issues, including "IPO's" present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the new issue allocation could be allocated to selected clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in new issue trades. All new issue purchases are allocated on a strict pro-rata basis.

Cherry picking—Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian's production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Client order priority—Advisory and Managed Account Programs—Mondrian does and may act for a number of clients collectively. When proposing to act for clients collectively Mondrian intends to treat all clients fairly and equitably. Mondrian has investment decision-making and trade sequencing processes in place to seek to take into account the specialized needs of different types of clients and products and to manage how investment opportunities are allocated between participating clients in different client groupings. Mondrian's aim in building its trade sequencing and allocation processes is to enable fair and equitable allocation of trading opportunities to all clients with the objective of managing investment opportunities and liquidity between similar products/ mandates and different products/mandates with overlapping securities.

Client order priority—directed and restricted brokers—Clients could be advantaged or disadvantaged relative to other clients by the priority the execution of their trade is given in the sequence of trades to implement an investment decision. In the vast majority of cases discretionary portfolio management orders will be aggregated and the full order will be executed through one broker/dealer. Certain US based clients have an obligation to direct a portion of the commissions paid by their portfolio to minority-, disabled veteran- and/or women-owned broker/dealer businesses. Where possible, Mondrian will endeavor to meet these client requirements. Any such trades will be disaggregated from the trades for other Mondrian clients and executed separately with the directed broker/dealer. In these situations Mondrian operates a trade rotation policy to ensure that all clients are treated equitably by making an automated random selection to determine the trade order priority between the commingled order and the disaggregated order. Once the selected order has been completed the other order will then be placed with the relevant broker/dealer.

Client order priority—trading across mandates—Clients could be advantaged or disadvantaged relative to other clients by the priority the execution of their trade is given in the sequence of trades to implement an investment decision. Whilst Mondrian will endeavour to aggregate all client orders in the same security across all mandates, situations can arise where mandate specific factors may affect the timing of the implementation of investment opportunities for different mandates e.g. cash availability, different investment committees, or contingent trades. So that all clients are treated equitably in these situations, Mondrian has developed procedures to ensure that when clients from different mandates join existing orders, all clients are handled fairly based on order priority.

Commission recapture—Mondrian does not enter into any directed commission or commission recapture programs for its own benefit or the benefit of its affiliates. Mondrian may be directed by clients to use named brokerage services with respect to securities transactions generated by their portfolios as practicable. Certain US-based Mondrian clients have an obligation to direct a portion of the commissions paid by their portfolio to minority-, disabled veteran-and/or women-owned broker/dealer businesses. Where possible, Mondrian will endeavor to meet these client requirements. Any such trades will be disaggregated from the trades for other Mondrian clients and executed separately with the directed broker. In this situation, Mondrian operates a trade rotation policy to ensure equitable treatment of all clients.

Dealing in investments as agent for more than one party—Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Dealing in investments as principal in connections with the provision of seed capital—A conflict of interest exists when a portfolio management firm manages its own money alongside client money. Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles. Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients and products with different strategies that may be trading in opposing directions. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements—Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment / directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

Dual agency—Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate. Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing—There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Employee personal charitable giving—There is a potential risk that staff could use their personal charitable giving to influence decision makers in a way that could reasonably be seen to benefit Mondrian. Under Mondrian's Code of

Ethics staff are prohibited from making any charitable donations that could reasonably be seen to benefit Mondrian directly or indirectly.

Employee personal political giving—There is a potential risk that staff could use their personal political giving to influence decision makers in a way that could reasonably be seen to benefit Mondrian. Under Mondrian's Code of Ethics, unless approved in advance by the Chief Compliance Officer, staff are prohibited from making any contribution to any political campaign or political organisation, in the United States.

Employee remuneration—There is a potential risk that Mondrian's remuneration structure may incentivize employees to place their interests ahead of client interests, or, place one client's interests ahead of another. Mondrian's Remuneration Policy ensures that there are no inappropriate incentives in place. As a result, there are no incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Error resolution—There is a potential risk that clients could be disadvantaged by trading or other errors. Mondrian has robust arrangements in place for ensuring that errors are properly identified, investigated and resolved in the best interests of clients. Mondrian policy includes a requirement to notify clients of all errors which result in an actual or opportunity loss to them and the obligation to make good any such loss so that the client is returned to the position they would have been in, had the error not occurred.

Execution services—Broker/dealer selection and allocation—There is a potential conflict inherent in broker selection and allocation where Mondrian or Mondrian employees may be incentivized to place their interests ahead of client interests. Mondrian's Trade Execution Policy and Procedures sets out Mondrian's procedures for broker/dealer selection and negotiation of execution commissions. The Best Execution &Trading Oversight Committee meets regularly to review the approved counterparty list, trading volumes, execution quality and overall service levels. This committee is responsible for reviewing counterparty execution quality and for ensuring Mondrian takes all sufficient steps to achieve best execution. Mondrian recognises that there could be a conflict of interest given that some broker/dealers provide both research and execution services. In order to minimise this conflict, the Trading Desk runs a tender annually for execution only services including a good range of major investment banks, to determine the best rates of execution. These rates of execution will be reviewed periodically to ensure they remain competitive. Mondrian may pay a broker a commission or mark-up in excess of that which another broker might have charged for executing a transaction if Mondrian determines, in good faith, that the commission or mark-up is reasonable in relation to the value of the brokerage and/or research provided.

Gifts and entertainment (received)—In the normal course of business Mondrian employees may be offered gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £10 (or local currency equivalent) require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)—In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £100 (or local currency equivalent) require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Integration of sustainability risks—As a result of the regulatory framework implemented across various jurisdictions, regulators require firms to consider any conflicts of interest that may arise as a result of the integration of sustainability risks in the management of their portfolios. These specific conflicts will be recorded in Mondrian's conflicts of interest log as per regulatory requirements.

Investment in shares issued by Companies who are clients of Mondrian—Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian's list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analysing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity—Where there is limited capacity in Mondrian's investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognises the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early.

Marketing materials—Where an investment firm provides information about the firm's investments, including performance information, to a client or prospective client, there is a potential for a conflict of interest in relation to how the information is presented. Mondrian has procedures in place to ensure that information contained within its marketing materials is fair and not misleading and complies with Global Investment Performance Standards ("GIPS") guidelines. Advertisements and other marketing material, including performance data issued or sanctioned by Mondrian are reviewed periodically for their compliance with the Advisers Act and applicable federal laws and to confirm that any potential conflicts have been identified and addressed.

Most favored nation fee arrangements—Where an investment firm has clients with a most favored nation fee ("MFN") arrangement there is a potential conflict of interest with these clients. Mondrian has detailed procedures for identifying comparable clients for MFN purposes that ensure that the potential conflict is addressed.

Performance fees—Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts may also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Personal conflicts of interest—The appearance of a conflict of interest may be created if a staff member has an association with any party with whom Mondrian may have common interest, for example a client or vendor. Staff members are required to disclose to the Chief Compliance Officer if, to their knowledge, they or their family members currently or previously have been associated with any party which may create the appearance of a conflict of interest with Mondrian clients.

Placement agents and Pay to play—There is a potential conflict of interest in compensating a third party to act as a placement agent or equivalent for Mondrian services. Unless approved in advance by the Chief Compliance Officer, staff are prohibited from, or causing Mondrian to compensate any third party to act as a placement agent for the purpose of selling, or facilitating the sale of, any Mondrian service.

Portfolio holdings disclosure—Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make non-public portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Market Abuse Policy. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping—Portfolio pumping is the act of bidding up the value of a client's holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client's funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian's investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian's clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian's long-term investment approach.

Pricing and valuation—There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures

Product allocation—Mondrian has a potential conflict of interest with clients with multi-product mandates when it has discretion over the individual product percentages and when fees charged vary across products. Mondrian has procedures in place to ensure that product allocation decisions for these clients are consistent with investment decisions made for clients investing directly, and that the decisions are appropriately documented.

Proxy voting and stewardship—Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. Mondrian has a diverse client base and serves a variety of different client types. Mondrian appreciates that its clients each have their own ESG and stewardship priorities and seek to accommodate client interests for their specific portfolios. To facilitate client-specific engagement priorities across external managers, some of Mondrian's clients have bespoke engagement initiatives which are applied to their portfolio Where there are differences between Mondrian's Engagement Policy and that of Mondrian's clients or amongst clients, the clients' engagement policies take precedence for their specific portfolio.

Relationships with consultants—Investment consultants typically provide advisory services to Mondrian's clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Research Related Services—Mondrian does not use client commissions to pay for any soft dollar services, including those services permitted by the "Safe Harbor" in Section 28(e) of the US Securities Exchange Act of 1934, such as proprietary research. Client commissions are solely used to compensate the broker/dealer for the cost of executing the trade. Where Mondrian receives research services from broker/dealers which Mondrian also executes client trades through, there is a potential conflict of interest as the broker/dealer could induce Mondrian to place client trades through them at uncompetitive execution rates by providing free or discounted research services. When research services are purchased from brokers, the fees paid are negotiated based solely on Mondrian's usage of such research. In order to ensure that the fees for research services are not related to any execution activity with that broker (i.e. that there is a clear separation between the cost of execution to clients and the cost of research to Mondrian) execution rates and research costs are negotiated independently by separate committees with representation by Compliance & Risk at both.

Transactions with affiliated brokers—Mondrian does not have any affiliated brokers.

Window dressing—Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client's performance. Mondrian's investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian's clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian's long-term investment approach.

Compensation. Mondrian's compensation program is designed to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of clients and the company. Compensation is not based on the performance of specific funds or accounts managed.

Mondrian's compensation program includes:

1.  Competitive Salary—All investment professionals are remunerated with a competitive base salary.

2.  Profit Sharing Bonus Pool—All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3.  Equity Ownership—Mondrian is employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual's equity is normally paid out in instalments over a number of years post an agreed retirement from the firm. This is a long-term incentive plan directly tied to the long-term equity value of the firm.

Incentives (Bonus and Equity Programs) focus on the key areas of a) research, b) long- term and short-term stock performance, c) teamwork, d) contributions to client service and business development.

At Mondrian, the investment management of portfolios is not based around "star managers" but relies on a team system. This means that Mondrian's investment professionals are assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution

Remuneration Committee

In determining the amount of bonus and equity awarded, Mondrian's Board of Directors consults with the company's Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, teamwork, contribution to client service and business development.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

Mondrian remuneration philosophy

The guiding principle of the company's compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, Mondrian believes that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

In keeping with FCA best practice, Mondrian's remuneration policy is also designed to ensure that Mondrian's remuneration procedures and practices are consistent with and promote sound and effective risk management of portfolio and business risks. This ensures that they do not encourage excessive or inappropriate risk taking which is inconsistent with the requirements and risk profiles of Mondrian's clients.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable Mondrian to attract and retain high caliber employees.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated

Baird employs a team-based approach in managing its portion of the fund's portfolio. Jesse Flores, Haicheng Li and Nathaniel Velarde are the portfolio managers primarily responsible for the day-to-day management of Baird's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025:

	Registered investment companies	Other pooled investment vehicles		Other accounts
Number of Accounts Managed	3	3		2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0		0
Assets Managed (in millions)	$1,982	$497		$1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$181	*	$0

* One client within one commingled fund has a performance-based fee structure.

Potential conflicts of interest. Baird is an employee owned privately held financial services firm. The firm has a comprehensive compliance program that is designed to identify and mitigate any conflicts of interest. The program is reviewed on a formal basis at least annually to ensure that material risks and conflicts of interest are properly addressed. Baird's Policy and Procedures include a Code of Ethics as well as sections on Trading and Brokerage, Portfolio Management and Proxy Voting all of which address potential conflicts of interest and how they are managed. Baird's Policy and Procedures and, specifically, the Code of Ethics, is based on the principle that employees of the firm owe a fiduciary duty to its clients. It requires that at all times the interests of its clients are placed ahead of their own. The following is a list of some potential conflicts of interest that could arise in the course of normal investment management business activities.

Performance-Based Fees and Side-By-Side Management—Baird manages multiple types of accounts side-by-side. Baird may also negotiate performance-based fees with some clients. This could represent a conflict of interest if clients paying higher fees or if accounts in which Baird employees have an investment interest, like a limited partnership, receive preferential treatment. In order to ensure that each type of account is treated equitably, Baird manages all accounts as closely as possible to the model portfolio (while taking into account individual client restrictions) and executes aggregated trades, apportioning trades across accounts whenever possible.

Trade Aggregation and Allocation—Baird has adopted trade allocation policies and procedures that are designed to make securities allocations to discretionary client accounts in a manner such that all such clients receive fair and equitable treatment over time. All portfolios within the investment strategy will participate in the purchase and/or sale of a holding if Baird determines that the purchase or sale of the particular security involved is appropriate for the applicable client and consistent with the client's investment objectives. Baird must reasonably believe that the order aggregation will benefit, and will enable Baird to seek best execution for, each client participating in the aggregated order. Baird will create an allocation statement, typically before the execution of an aggregated order, which identifies each client account participating in the trade and the proposed allocation of the order, upon completion, to those clients. In determining the amount to be allocated to an account, Baird takes into consideration account specific investment restrictions, undesirable position size, account portfolio weightings, client tax status, client cash positions and client preferences. If an aggregated order cannot be executed in full, the securities actually purchased or sold are generally allocated pro rata among the participating client accounts in accordance with the initial allocation statement. However, Baird may also make random allocations to client accounts in certain circumstances, such as when Advisor deems a partial fill for the total block order to be low. Adjustments may also be made to avoid a nominal allocation to client accounts. All advisory clients participating in a block transaction will receive the same execution price for the security bought or sold and a pro-rata share of the overall commissions applicable to the trade. When Baird is not able to aggregate trades (e.g., UMA programs), Baird generally uses a trade rotation process that is designed to be fair and equitable to its clients over time. Further, model delivery clients of Baird are notified of model changes (subject to a rotation within this group of clients) following the completion of trading for client accounts in which it has discretionary trading authority.

Personal Accounts—Baird's Code of Ethics addresses potential conflicts of interest with respect to personal trading accounts. The Code of Ethics governs the personal securities transactions of directors, officers and employees who may have access to current trading information of the fund. The Code of Ethics permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the fund, subject to certain restrictions. The Code of Ethics includes pre-clearance, reporting and other procedures to monitor personal transactions and ensure that such transactions are consistent with the best interests of the fund.

Soft Dollars—Baird's Trading and Brokerage Policies outline how brokers are selected and the provisions for "best execution." The Best Execution Committee provides oversight of Baird's trading activities. Baird's policy is to comply with the safe harbor provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, regarding soft dollar transactions. As a matter of practice, Baird does not use any third party "soft dollar" arrangements. All services are paid for with hard dollars. However, because the firm has access to broker-dealer research and pays commissions to the broker-dealers, these commission payments are considered a soft dollar arrangement. It is important to note that Baird always seeks best execution, negotiates favorable commission rates and actively tracks commission expenditures.

Allocation Of Initial Public Offerings—When Baird participates in an IPO for clients who do not have IPO restrictions, allocations are made proportionally based on assets under management. The only time this may not be the case is when allocations are so small as to make it costly and impractical to do so. In such cases, Baird will allocate IPO shares in a manner consistent with the respective trade aggregation and allocation policies and procedures.

Board Membership & External Arrangements—Baird requires that all employees disclose any board memberships, outside employment or service on creditors' committees and seek approval before joining a new board or committee in order to avoid any conflicts of interest.

Gifts & Entertainment—Because gifts and/or entertainment offered to employees of Baird from broker-dealers, potential clients, or other parties may provide the actual or apparent potential for a conflict of interest affecting fiduciary duties and independent judgment on behalf of the firm's clients, Baird has adopted policies and procedures related to giving and receiving gifts and entertainment, including requirements for reporting and preapproval.

Compensation. Baird employee compensation consists of a base salary and incentive compensation. Incentive compensation takes the form of bonuses based on individual merit and firm performance.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Los Angeles Capital Management LLC

Hal W. Reynolds, Daniel E. Allen and Laina Draeger are the portfolio managers primarily responsible for the day-today management of Los Angeles Capital's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Hal W. Reynolds:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	18	22	38
Number of Accounts Managed with Performance-Based Advisory Fees	1	6	9
Assets Managed (in millions)	$9,898	$16,541	$7,037
Assets Managed with Performance- Based Advisory Fees (in millions)	$5,457	$2,348	$4,196

Daniel E. Allen:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	16	22	32
Number of Accounts Managed with Performance-Based Advisory Fees	0	6	9
Assets Managed (in millions)	$4,998	$16,541	$7,005
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$2,348	$4,196

Laina Draeger:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	8	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$324	$3,635	$1
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Los Angeles Capital has adopted policies and procedures, including brokerage and trade allocation policies and procedures, which Los Angeles Capital believes are reasonably designed to manage, monitor and prevent the firm from inappropriately favoring one account over another. Procedures adopted by Los Angeles Capital seek to treat all clients fairly and equally over time and to mitigate conflicts among accounts. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement, and such restrictions and instructions are monitored for compliance with the client's investment guidelines.

Side-by-side management can result in investment positions or actions taken for one client account that differ from those taken in another client account, in situations where trades in one account closely precede transactions in the same securities in a different account, or in situations where clients receive different execution prices when trading the same security but at different times. Conversely, Los Angeles Capital could hold a long position in an account while at the same time taking a short position on the same issuer in another account. These situations occur due to differences in the risk and guideline constraints and exposures governing a client's account in comparison to the other accounts managed by Los Angeles Capital. In addition, as a result of the liquidity characteristics of the securities within certain strategies, larger accounts could require extended trading horizons and experience lower completion rates on orders, higher transaction costs, and reduced performance when compared to smaller accounts in the same strategy. Additionally, certain accounts, including firm proprietary accounts, could trade more frequently than other accounts, creating more competition between and among client accounts, which can result in increased transaction costs, decreased liquidity in an investment, and/or impacts on the security price. These positions and actions can adversely affect or benefit different clients at different times.

Los Angeles Capital manages client accounts that have different investment strategies, objectives, restrictions, constraints, launch dates, and overlapping benchmark constituents. Given these customizations and differences, it is possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account. However, simultaneously purchasing and selling the same security in the same account without the intent to take a bona fide market position ("wash trades") is prohibited. Additionally, it is possible for the firm to purchase or sell the same security for different accounts during the same trading day but at differing execution prices. The order of account rebalances may work on some occasions to the account's advantage or disadvantage. Client accounts also have different account trading strategies that include, but are not limited to, varying the frequency and order of account rebalances (e.g. weekly, semi-monthly, monthly or quarterly), varying the grouping of accounts or markets to be traded within accounts on a particular day (e.g. trading U.S. accounts before global accounts or rotating weeks between strategies), varying account turnover, aggregating trades lists, aggregating specific names within trade lists, varying names traded as a block, using third-party algorithms, use of limit-orders, and adjusting executing broker trade strategy instructions. Los Angeles Capital reserves the right to explore trading strategies, methods and processes to further its best execution mandate for client accounts. Given these customizations and differences, it is possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account.

The decision as to which accounts participate in an investment opportunity will take into account, among other things, the quantitative model's outlook on the account's strategy, the account's investment guidelines, and risk metrics. Global account orders are sent to the market simultaneously subject to prevailing market conditions, client flows, and liquidity.

While each client account is managed individually with trade allocation determined prior to placing each trade with the broker, Los Angeles Capital may, at any given time, purchase or sell the same security in a block that is allocated among multiple accounts, Los Angeles Capital will generally execute transactions for clients on an aggregate basis when it believes that to do so would allow it to obtain best execution and remain consistent with the account's investment guidelines. As such, Los Angeles Capital, from time to time, evaluates account trade lists for sizable or potentially illiquid transactions that may be aggregated among several concurrent account rebalances. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory limitations, round lot requirements, and cash flows. When there is decision making on whether to include or exclude certain accounts from a block transaction, there is always the potential for conflicts of interest. Furthermore, aggregation may operate on some occasions to the advantage of the account and on other occasions to the account's disadvantage. Los Angeles Capital's policies and procedures in allocating trades are structured to treat all clients fairly. Los Angeles Capital is not required to aggregate any particular trade. For example, an account with directed brokerage may not participate in certain block trades. The implementation of portfolio decisions is decided without consideration of the firm's (or any of its personnel's) pecuniary investment, or other financial interests, including without consideration of the different fees or compensation the firm receives from clients. Furthermore, Los Angeles Capital does not invest the assets of separately managed client accounts in commingled funds sponsored by Los Angeles Capital.

The firm's strategies predominantly invest in liquid common stocks. Based on a variety of factors including the strategy, guidelines, risk metrics and turnover goals, Los Angeles Capital determines the trading frequency for each account. Most accounts currently trade at least semi-monthly and others may trade more or less frequently depending on such things as turnover goals, market conditions and other factors unique to the strategy or markets in which they are invested. Los Angeles Capital has designed a proprietary Brokerage Allocation Randomization system for objectively pairing which equity broker-dealer to use when executing an account's transactions based on regional market eligibility/suitability characteristics, as well as perceived execution capability of the equity broker-dealer in such regional markets. Los Angeles Capital's proprietary accounts using trading or portfolio management strategies that are utilized by other clients are primarily invested in liquid, benchmark securities and may be traded in rotation with client accounts or on a particular day of the week depending on liquidity, size, and model constraints. The order of account rebalances may work on some occasions to the account's advantage or disadvantage.

Los Angeles Capital's portfolio managers manage accounts that are charged a performance-based fee alongside accounts in the same strategy with asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and adopted policies and procedures that are reasonably designed to monitor and prevent the firm from inappropriately favoring one account over another. Management and performance fees inure to the benefit of the firm as a whole and not to specific individuals or groups of individuals. Further, Los Angeles Capital employs a quantitative investment process which utilizes the firm's proprietary investment model technology to identify securities that will be used to construct a portfolio.

Los Angeles Capital has adopted a Code of Ethics that includes procedures on ethical conduct and personal trading and requires pre-clearance authorization from both the Trading and Compliance and Regulatory Risk Departments

for certain personal security transactions. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is monitored under the Code of Ethics, and is designed to reasonably identify and prevent conflicts of interest between the firm and its clients.

Investment personnel of Los Angeles Capital or its affiliate may be permitted to be commercially or professionally involved with an issuer of securities. There is a potential risk that Los Angeles Capital personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Los Angeles Capital clients.

Before engaging in any outside business activity, employees must obtain approval of the CCO as well as other personnel. Any potential conflicts of interest from such involvement are monitored for compliance with Los Angeles Capital's Code of Ethics. The Code of Ethics also governs employees giving or accepting gifts and entertainment.

Compensation. Los Angeles Capital's portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital's compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of Los Angeles Capital's portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in the firm's profit sharing plan. The aggregate amount of the contribution to the firm's profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation up to applicable legal limits. Each of the portfolio managers also is an equityholder of the firm and receives compensation based upon the firm's overall profits. Ms. Draeger is also eligible to receive a discretionary bonus from the firm.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE International Emerging Markets Equity Investments—William Blair Investment Management, LLC, RWC Asset Advisors (US) LLC and ARGA Investment Management, LP.

William Blair Investment Management, LLC

Hugo Scott-Gall, Ian Smith and Paul Birchenough are the portfolio managers primarily responsible for the day-to-day management of William Blair's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Hugo Scott-Gall:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	12	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$390	$1,573	$401
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Ian Smith:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	5	8
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$347	$745	$385
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Paul Birchenough:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	5	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$347	$745	$385
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. William Blair's policy is that the interests of clients take precedence over the interests of the firm and its affiliates and that it will manage its advisory client accounts in accordance with the specific investment restrictions and guidelines applicable to each account. Various conflicts can also arise, however, between and among various client accounts. William Blair's portfolio managers typically make investment decisions for multiple portfolios, including institutional portfolios, separately managed accounts, mutual funds and wrap fee accounts. These portfolio management responsibilities may cause potential conflicts of interest. William Blair seeks to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to its clients. William Blair and its portfolio managers may determine, in light of each client account's available cash, investment objectives, restrictions, permitted investment techniques and other relevant considerations, that an investment opportunity is appropriate for only some of the client accounts under their management or that they should take differing positions with respect to a particular security on behalf of certain client accounts. Accordingly, William Blair may give advice and take action in the performance of its duties to clients that differs from advice given, and/or the timing and nature of action taken, with respect to other clients' accounts. The timing and nature of action taken with respect to one or more client accounts may positively or negatively impact one or more other client accounts. (For example, the value of a security held in client accounts may be positively affected by purchases, and negatively affected by sales, of such security for other client accounts.)

Management of multiple accounts can give rise to potential conflicts of interest. The potential conflicts of interest that may arise in managing multiple accounts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., separately managed accounts, mutual funds, and wrap accounts). Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for William Blair than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager would favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While William Blair does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior William Blair personnel periodically review the performance of William Blair's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. As part of its obligation to mitigate such conflicts, William Blair has adopted specific written policies and procedures that seek to manage, monitor and, to the extent possible, minimize the effects of these conflicts. Such policies include its Best Execution and Research Policy, Trade Allocation and Aggregation Policy and Portfolio Management Policies and Procedures.

Compensation. The compensation of William Blair's portfolio managers is based on the firm's mission: "Empower Colleagues, Deliver Client Success and Engage in our Communities." Mr. Scott-Gall is partner of William Blair, and Messrs. Birchenough and Smith are associates of William Blair. Compensation for partners of William Blair consists of a fixed base salary, a share of the firm's profits and, in most instances, a discretionary bonus, and compensation for associates of William Blair consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the partners' ownership stakes are determined by the head of William Blair's Investment Management Department and William Blair's Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual's sustained, multi-year contribution to long-term investment performance, and to William Blair's revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one (albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

RWC Asset Advisors (US) LLC

John Malloy is the portfolio manager primarily responsible for the day-to-day management of Redwheel's allocated portion of the fund's assets. The following table provides information related to other accounts managed by the portfolio manager as of July 31, 2025:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	3	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$1,429	$1,207	$2,102
Assets Managed with Performance- Based Advisory Fees (in millions)	$75	$0	$1,282

Potential conflicts of interest. There is a potential conflict of interest inherent in the management of multiple accounts, including accounts with different fee structures, in that Redwheel and/or the portfolio manager may have an incentive to favor one account over another when allocating scarce trades. This conflict of interest is addressed through, among other things, a trade allocation policy that seeks to ensure that allocations are generally made pro rata based on the assets under management of the relevant portfolios (exceptions to the allocation policy require the prior approval of a member of Redwheel's compliance team), as well as a daily trade review by the compliance team in which it seeks evidence of favoritism.

The portfolio manager may from time to time manage portfolios used in model portfolio arrangements ("Model Portfolios") offered by various sponsors and/or other non-Redwheel investment advisors. In connection with these Model Portfolios, the portfolio manager provides investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts.

Redwheel maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Redwheel discretionary managed accounts, including the fund, are executed contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved for the fund.

Compensation. John Malloy, the portfolio manager for Redwheel's allocation portion of the fund, shares in the management fees and, where applicable, the performance fees, generated by the funds he manages directly. Mr. Malloy is responsible for the compensation of his team as well as certain direct costs. He also holds equity interests in RWC Partners Limited.

Ownership of fund shares. As of July 31, 2025, the portfolio manager did not own shares of the fund.

ARGA Investment Management, LP

A. Rama Krishna, Takashi Ito and Sujith Kumar are the portfolio managers primarily responsible for the day-to-day management of ARGA's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025:

A. Rama Krishna:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	13	52
Number of Accounts Managed with Performance-Based Advisory Fees	1	4	4
Assets Managed (in millions)	$5,256	$4,034	$13,518
Managed with Performance- Based Advisory Fees (in millions)	$3,768	$2,235	$544

Takashi Ito:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	5	12
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	1
Assets Managed (in millions)	$1,299	$3,226	$6,354
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$2,086	$118

Sujith Kumar:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	5	16
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	1
Assets Managed (in millions)	$1,366	$3,222	$6,327
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$2,086	$118

Potential conflicts of interest. For more information regarding potential conflicts of interest of ARGA, please see the above language in this section under "PACE Small/Medium Co Value Equity Investments."

Compensation. For more information regarding the compensation policies of ARGA, please see the above language in this section under "PACE Small/Medium Co Value Equity Investments."

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE Global Real Estate Securities Investments—Massachusetts Financial Services Company, doing business as MFS Investment Management.

Rick Gable and Mark Syn are the portfolio managers primarily responsible for the day-to-day management of the fund. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Rick Gable:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	3	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,400	$372	$2,500
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Mark Syn:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	1	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,500	$261	$2,300
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the fund's portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS' trade allocation policies could have a detrimental effect on the fund if the fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the fund's investments. Investments selected for funds or accounts other than the fund may outperform investments selected for the fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Compensation. MFS' philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process.

As of December 31, 2024, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary—Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus—Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices ("benchmarks"). For Rick Gable and Mark Syn, the FTSE EPRA Nareit Developed Real Estate Index (net div) was used to measure their performance for the fund.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate. The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A select fund may, but is not required to, be a fund that is managed by the portfolio manager.

MFS Equity Plan—Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PACE Alternative Strategies Investments—Aviva Investors Canada Inc., PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, Electron Capital Partners, LLC, Fulcrum Asset Management LLP and Lazard Asset Management LLC.

Aviva Investors Canada Inc.

Peter Fitzgerald and Ian Pizer are the portfolio managers primarily responsible for the day-to-day management of Aviva's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025:

Peter Fitzgerald:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,248	$0	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Ian Pizer:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,248	$0	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Aviva employees may not engage in any employment or business activity other than their employment with Aviva which interferes with their responsibilities as an employee of Aviva or which creates a conflict of interest with the interests of the Aviva or its clients.

Employees of Aviva must notify the compliance department immediately where they have an outside directorship, public trusteeship or role through which action is taken on behalf of a non-Aviva entity. Approval must be sought from the compliance department for all roles of this type. Aviva's conflicts of interest policy sets out the information which must be provided in relation to external directorships.

Where there is any uncertainty as to whether an arrangement falls within the scope of this requirement advice should be sought from Aviva's compliance department.

Compensation. Aviva's compensation arrangements are designed to align performance of individuals to Aviva's strategic goals while creating wealth for clients and shareholders. Aviva's compensation packages consist of base salary, annual bonus, long-term incentive plans (for certain employees and share ownership.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

PCJ Investment Counsel Ltd.

Adam Posman, Heiki Altosaar, Kevin Kingsley and Derek Cangiano are the portfolio managers primarily responsible for the day-to-day management of PCJ's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	1	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$40	$164	$675
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$252

Potential conflicts of interest. Under certain circumstances, PCJ may deal in securities transactions where the issuer of the securities or the other party to the transaction is this firm or a party having an ownership or business relationship with PCJ. Since these transactions may create a conflict of interest, PCJ's policy is to disclose to clients, certain relevant matters relating to the transactions. PCJ will also comply with any additional procedures as required by UBS AM with respect to the fund.

Important Concepts

"Related party"—a party is related to PCJ if, through the ownership of or direction or control over voting securities, PCJ exercises a controlling influence over that party or that party exercises a controlling influence over PCJ.

"Connected party"—a party is connected to PCJ if, due to indebtedness or certain other relationships, a prospective purchaser of securities of the connected party might question PCJ's independence from that party.

"Associated party"—an associated party is either a related party or another party in a close relationship with PCJ, such as one of the firm's partners, salesmen, directors or officers.

Required Disclosure

PCJ will make certain disclosures where it exercises discretion on behalf of a client with respect to securities issued by a related party or, in the course of an initial distribution, by a connected party. In these situations, the firm must disclose its relationship with the issuer of the securities. PCJ must also make disclosures to clients as to where it knows or should know that, as a result of the firm exercising discretion on a client's behalf, securities will be purchased from or sold to PCJ, an associated party or, in the course of an initial distribution, a connected party.

The following is a list of the time and manner in which these disclosures will be made:

•  Where PCJ buys or sells securities for a client's account, the required disclosure will be contained in the confirmation of trade sent to a particular client.

•  Where PCJ advises clients with respect to the purchase or sale of securities, the disclosure will be made prior to giving the advice.

•  Where PCJ exercises discretion under a client's authority in the purchase or sale of securities, the firm may not exercise that discretion for the types of transactions described above unless specific and informed written consent has been obtained.

Compensation. PCJ's compensation structure is specifically designed to attract, motivate, and retain talented professionals. Most senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner's individual contribution. As responsibility and contribution is increased over time, ownership is also increased.

PCJ offers a competitive benefits package and a flexible, team-oriented work environment. This creates a collegial atmosphere that employees appreciate and reward with their loyalty. The buy-in and buy-out of shares takes place over an extended period of time and partners are not required to put up cash to buy equity. There is no "deferred compensation" as that phrase is understood from an investment banking perspective.

When a partner retires, the value of the retired shares is paid out over an extended period of time, so that there is a clear incentive on the part of the retiring partner to ensure the ongoing health of the investment team and its ability to meet client mandates.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Kettle Hill Capital Management, LLC

Andrew Kurita is the portfolio manager primarily responsible for the day-to-day management of Kettle Hill's allocated portion of the fund's assets. The following table provides information related to other accounts managed by the portfolio manager as of July 31, 2025:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	1
Assets Managed (in millions)	$163	$190	$278
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$190	$278

Potential conflicts of interest. Kettle Hill is obligated to provide honesty and full disclosure to its clients. Accordingly, Kettle Hill conducts an annual review of its business practices to identify those that might pose a potential conflict of interest between Kettle Hill and its clients, including, but not limited to, business practices regarding personal/proprietary trading, cross trades, corporate opportunities and proxy voting. This includes a review of the relationship of Kettle Hill and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client or affiliate of Kettle Hill or has some other relationship with the Kettle Hill or a client of Kettle Hill. Kettle Hill's Chief Compliance Officer is responsible for ensuring that all relevant disclosure concerning potential conflicts of interest is included in Kettle Hill's Form ADV. Kettle Hill will review existing policies and procedures designed to address such conflicts and will develop and implement additional policies and procedures, as needed.

Compensation. Andrew Kurita, the portfolio manager for Kettle Hill's allocated portion of the fund, participates in the overall revenue of Kettle Hill rather than revenues generated by any one particular account. Kettle Hill has implemented a compensation policy whereby key principals of the firm share in the overall growth and revenue of the business.

Ownership of fund shares. As of July 31, 2025, the portfolio manager did not own shares of the fund.

Electron Capital Partners, LLC.

Electron uses a team approach in managing its portion of the fund's portfolio. Ran Zhou and Neil Choi are the portfolio managers primarily responsible for the day-to-day management of the fund. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2025:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	3	8
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	5
Assets Managed (in millions)	$92	$2,761	$522
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$2,761	$287

Potential conflicts of interest. Conflicts of interest may exist between various individuals and entities, including supervised persons of Electron, and current or prospective clients. Any failure to identify or properly address a conflict can have severe negative repercussions for Electron, its supervised persons, and/or clients. In some cases, the improper handling of a conflict could result in litigation and/or disciplinary action.

Section 206(2) of the Advisers Act prohibits investment advisers from engaging in any transaction, practice, or course of business which operates as a fraud or deceit upon any client or prospective client whereas Section 206(4) of the Advisers Act prohibits investment advisers from engaging in any act, practice, or course of business which is fraudulent, deceptive, or manipulative. Rule 206(4)-8(a) under the Advisers Act effectively extends this prohibition so as to apply to pooled investment vehicle investors or prospective investors. A failure to identify, disclose and/or manage a conflict of interest could constitute a violation of any of these provisions.

Electron's policy is to disclose, mitigate, and/or eliminate all identified conflicts of interest in the best interests of its clients. In the event that a conflict of interest arises between clients of Electron, Electron's policy is to seek to resolve such conflict as fairly as possible in relation to all parties.

Electron's policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Electron requires supervised persons to complete a compliance questionnaire upon joining Electron and at least annually thereafter. Many of the questions in the compliance questionnaire are intended to identify actual or potential conduct that could constitute an actual, potential, or apparent conflict of interest. However, written policies and procedures cannot address, and a compliance questionnaire cannot anticipate every potential conflict. With this in mind, supervised persons should be cognizant of any and all potential conflicts of interest regardless of whether Electron has contemplated them or not in its existing policies and procedures and/or the compliance questionnaire. Upon identifying such a potential conflict of interest, supervised persons should bring it to the attention of Electron as soon as possible so that Electron can assess the potential conflict and take the necessary steps to properly address it.

While it is not possible to provide a precise or comprehensive definition of a conflict of interest, Electron provides the following guidance to better enable supervised persons to recognize potential conflicts of interest:

•  One factor that is common to many conflict of interest situations is the possibility that Electron's or a supervised person's actions or decisions will be affected because of actual or potential differences between or among the interests of Electron, clients, and/or the supervised person's own personal interests. If a supervised employee suspects that any of these parties' interests may not be aligned and that this could affect the employee's or Electron's decisions or actions, a potential conflict of interest may exist.

•  A situation may be found to involve a conflict of interest even if it does not result in any financial loss to Electron, or clients, or any gain to Electron, its clients, and/or the supervised persons , and irrespective of the motivations of Electron or the supervised persons involved. Such factors should not prevent a supervised employee from notifying the Chief Compliance Officer of a potential conflict of interest. Electron's policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest.

The Chief Compliance Officer is responsible for determining how to address a newly identified potential conflict of interest. Employees/supervised persons should not seek to address a potential conflict of interest without the Chief Compliance Officer's involvement unless it is not possible to contact the Chief Compliance Officer on a timely basis. In such situations, supervised persons should use good judgment in identifying and responding appropriately to actual or apparent conflicts and notify the Chief Compliance Officer of the potential conflict and their conduct in response as soon as possible thereafter. The following principles govern Electron's approach to addressing conflicts of interest.

•  To the extent possible, potential conflicts of interest should be resolved in such a way so as to prevent the potential conflict of interest from becoming an actual or apparent conflict of interest.

•  To the extent possible, conflicts of interest that involve Electron and/or its supervised persons on one hand, and clients on the other hand, will generally be disclosed and resolved in a way that favors the interests of clients over the interests of Electron and its supervised persons.

•  In some instances, conflicts of interest may arise between clients of Electron. Electron will seek to resolve these conflicts in a way that is as fair and reasonable for all affected parties, even if the ultimate resolution could nevertheless disadvantage or appear to disadvantage one or more of the parties to some extent. If possible, Electron will seek to obtain informed consent to its proposed resolution from the affected parties or their representatives. In all cases, Electron will disclose both the conflict and its ultimate resolution to (at least) the affected parties.

Compensation. Annual performance and compensation evaluations are conducted by and determined at the discretion of Ran Zhou, the firm's Chief Investment Officer. Compensation is not calculated on a formulaic basis. The annual compensation structure includes a base salary with a discretionary bonus. Additionally, one-third of an analyst's discretionary bonus is set aside to be reinvested in the funds managed by the firm, subject to an investing schedule. Ownership and profits interests in the management company of Electron are allocated among Mr. Zhou and other portfolio managers.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Fulcrum Asset Management LLP.

FAM uses a team approach in managing its portion of the fund's portfolio. Gavyn Davies, Suhail Shaikh, Andrew Bevan, and Fawaz Chaudhry are the portfolio managers primarily responsible for the day-to-day management of FAM's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2025

	Registered investment companies	Other pooled investment vehicles	Other accounts
Total Number of Accounts Managed	1	21	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	6	1
Assets Managed (in millions)	$241	$7,027	$419
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$745	$252

Potential conflicts of interest. As a general matter, certain conflicts of interest may arise in connection with the portfolio managers' management of a fund's investments, on the one hand, and the investments of other accounts for which an investment committee member is responsible, on the other hand. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio managers' compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the fund's portfolio trades and/or specific uses of commissions from the fund's portfolio trades (for example, research, or "soft dollars", if any). FAM has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the fund from being negatively affected as a result of any such potential conflicts.

Compensation. The portfolio managers are compensated based on a salary and discretionary annual bonus. The latter is based on performance of FAM and the individual over the previous calendar year. Annual reviews and business plans are prepared for each business unit and individual goals. Success against these business plans and individual goals are evaluated as part of the review process. This is an important determinant of year-end compensation.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Lazard Asset Management LLC

Sean Reynolds and Frank Bianco are the portfolio managers primarily responsible for the day-to-day management of Lazard's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of September 30, 2025:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Account Managed	3	8	2
Number of Accounts Managed with Performance Based Advisory Fees	0	7	2
Assets Managed (in millions)	$245	$2,898	$169
Asset Managed with Performance Based Advisory Fees (in millions)	$0	$2,664	$85

Potential conflicts of interest. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a fund may invest or that may pursue a strategy similar to the fund's component strategies (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the fund, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

In some cases, Lazard may seek to limit the number of overlapping investments by similar funds (securities of an issuer held in more than one fund) or may choose different securities for the fund that employ similar investment strategies (for example, a concentrated versus a diversified fund) so that shareholders invested in the fund may achieve a more diverse investment experience. In such cases, the fund may be disadvantaged by Lazard's decision to purchase or maintain an investment in one fund to the exclusion of one or more other funds (including a decision to sell the investment in one fund so that it may be purchased by another fund).

Lazard and its affiliates and others involved in the management, investment activities, business operations or distribution of the fund or their shares, as applicable, are engaged in businesses and have interests other than that of managing the fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the fund or the fund's service providers, which may cause conflicts that could disadvantage the fund.

Compensation. Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the fund may invest or pursue a strategy similar to the fund's strategies. Portfolio managers responsible for managing the fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Ownership of fund shares. As of July 31, 2025, the portfolio managers did not own shares of the fund.

Portfolio transactions

Decisions to buy and sell securities for a fund (other than UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments) are made by the fund's subadvisor(s), subject to the overall review of UBS AM and the board of trustees. Decisions to buy and sell securities for UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments are made by UBS AM as that fund's investment advisor, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment advisor, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

Transactions on US stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. When no stated commission applies to securities traded in US over-the-counter markets, the prices of those securities often include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to broker-dealers include a broker-dealer's mark-up or mark-down. US government securities generally are purchased from underwriters or broker-dealers, although certain newly issued US government securities may be purchased directly from the US Treasury or from the issuing agency or instrumentality.

During the fiscal years indicated, the funds paid the brokerage commissions set forth below:

	For the fiscal year ended July 31,
Fund	2025	2024	2023
UBS Government Money Market Investments Fund	$0	$0	$0
PACE Mortgage-Backed Securities Fixed Income Investments	0	0	0
PACE Intermediate Fixed Income Investments	0	0	0
PACE Strategic Fixed Income Investments	413	10	4,022
PACE Municipal Fixed Income Investments	0	0	0
PACE Global Fixed Income Investments	0	0	0
PACE High Yield Investments	31	444	204
PACE Large Co Value Equity Investments	313,619	226,830	202,676
PACE Large Co Growth Equity Investments	111,263	96,226	159,269
PACE Small/Medium Co Value Equity Investments	188,772	419,530	247,966
PACE Small/Medium Co Growth Equity Investments	225,199	283,164	359,314
PACE International Equity Investments	423,754	377,712	424,390
PACE International Emerging Markets Equity Investments	525,672	401,342	405,904
PACE Global Real Estate Securities Investments	13,346	19,513	14,328
PACE Alternative Strategies Investments	799,830	783,415	850,435

The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of the subadvisor and UBS AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair. Specific provisions in the Management and Administration Agreement and Advisory Agreements authorize UBS AM and any of its affiliates that is a member of a national securities exchange, to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

During the fiscal years indicated, the funds paid brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of an investment advisor as follows:

	For the fiscal year ended July 31,
Fund	2025	2024	2023
UBS Government Money Market Investments Fund	$0	$0	$0
PACE Mortgage-Backed Securities Fixed Income Investments	0	0	0
PACE Intermediate Fixed Income Investments	0	0	0
PACE Strategic Fixed Income Investments	0	0	0
PACE Municipal Fixed Income Investments	0	0	0
PACE Global Fixed Income Investments	0	0	0
PACE High Yield Investments	0	0	0
PACE Large Co Value Equity Investments	3,797	1,929	13,168
PACE Large Co Growth Equity Investments	290	72	0
PACE Small/Medium Co Value Equity Investments	0	5,846	12,496
PACE Small/Medium Co Growth Equity Investments	374	802	1,136
PACE International Equity Investments	0	0	0
PACE International Emerging Markets Equity Investments	19,802	2,090	15,157
PACE Global Real Estate Securities Investments	0	0	0
PACE Alternative Strategies Investments	50,332	34,726	20,170

More information about brokerage commissions paid to affiliates of UBS Financial Services Inc. or a brokerage affiliate of an investment advisor during the fiscal year ended July 31, 2025 is set forth below:

PACE International Emerging Markets Equity Investments paid $4,981 in brokerage commissions to UBS AG, $3,808 to UBS Securities Asia Ltd., $966 to UBS India Private Ltd., $755 to UBS Securities LLC, $914 to UBS Securities PTE.Ltd., $367 to UBS Securities PTE.Ltd., and $3,320 to UBS Securities LLC, and $4,690 to UBS Securities PTE.Ltd., Seoul. These brokerage commissions represented 0.95%, 0.72%, 0.18%, 0.14%, 0.17%, 0.07%, 0.63%, and 0.89%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 0.71%, 0.60%, 0.16%, 0.55%, 0.20%, 0.13%, 0.40%, and 0.69%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

PACE Large Co Value Equity paid $715 in brokerage commissions to UBS Securities LLC and $3,082 to UBS AG. These brokerage commissions represented 0.23% and 0.98% respectively of the total brokerage commissions paid by the fund during the fiscal year and 0.67% and 0.70% respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

PACE Large Co Growth Equity Investments paid $290 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.26% of the total brokerage commissions paid by the fund during the fiscal year and 0.63% of the dollar amount of transactions involving the payment of brokerage commissions.

PACE Small/Medium Co Growth Equity Investments paid $374 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.17% of the total brokerage commissions paid by the fund during the fiscal year and 0.35% of the dollar amount of transactions involving the payment of brokerage commissions.

PACE Alternative Strategies Investments paid $17 in brokerage commissions to UBS AG, $143 to UBS AG London Branch, $66 to UBS Securities LLC Asia Ltd., $28,925 to UBS Securities LLC, and $21,182 to UBS Securities LLC. These brokerage commissions represented 0.002%, 0.02%, 0.01%, 3.62%, and 2.65%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 0.001%, 0.01%, 0.01%, 0.92%, and 1.13%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

Transactions in futures contracts are executed through FCMs who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of affiliates of UBS AM and the subadvisor, are similar to those in effect with respect to brokerage transactions in securities.

In selecting brokers for a fund, its investment advisor will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, UBS AM or the applicable subadvisor may cause a fund to purchase and sell portfolio securities through brokers that provide UBS AM or the subadvisor with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that UBS AM or the subadvisor, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of UBS AM or the subadvisor to that fund and its other clients.

Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

For the fiscal year ended July 31, 2025, the funds directed portfolio transactions to brokers chosen because they provide research and analysis as indicated below, for which the funds paid the following in brokerage commissions:

Fund	Amount of portfolio transactions	Brokerage commissions paid
UBS Government Money Market Investments Fund	$0	$0
PACE Mortgage-Backed Securities Fixed Income Investments	0	0
PACE Intermediate Fixed Income Investments.	0	0
PACE Strategic Fixed Income Investments	0	0
PACE Municipal Fixed Income Investments	0	0
PACE Global Fixed Income Investments	0	0
PACE High Yield Investments	0	0
PACE Large Co Value Equity Investments	114,244,186	69,533
PACE Large Co Growth Equity Investments	0	0
PACE Small/Medium Co Value Equity Investments	178,066,686	171,057
PACE Small/Medium Co Growth Equity Investments	247,972,551	84,744
PACE International Equity Investments	798,137,322	315,946
PACE International Emerging Markets Equity Investments	62,042,403	81,122
PACE Global Real Estate Securities Investments	39,639,606	13,797
PACE Alternative Strategies Investments	921,024,933	187,647

For purchases or sales with broker-dealer firms that act as principal, UBS AM or a fund's subadvisor seeks best execution. Although UBS AM or a fund's subadvisor may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing broker. UBS AM or a fund's subadvisor may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the research efforts of UBS AM and a fund's subadvisor and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by UBS AM or the fund's subadvisor in advising other funds or accounts and, conversely, research services furnished to UBS AM or a fund's subadvisor by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.

Investment decisions for a fund and for other investment accounts managed by UBS AM or the applicable subadvisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

The funds will not purchase securities that are offered in underwritings in which an affiliate of the subadvisor or UBS AM is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that no affiliate of the subadvisor or UBS AM participate in or benefit from the sale to the funds.

As of July 31, 2025, the funds owned securities issued by their regular broker-dealers or certain entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

PACE Small/Medium Co Value Equity Investments

Issuer	Value
Jefferies Financial Group, Inc.	$1,470,849

PACE Large Co Growth Equity Investments

Issuer	Value
Goldman Sachs Group, Inc.	$6,429,821

PACE Global Fixed Income Investments

Issuer	Value
Bank of America Corp.	$999,058
BNP Paribas SA	926,029
Citigroup, Inc.	1,667,717
Goldman Sachs Group, Inc.	745,983
Morgan Stanley	1,142,817
Societe Generale SA	260,543
UBS Commercial Mortgage Trust	737,122
Wells Fargo & Co.	987,265

PACE Large Co Value Equity Investments

Issuer	Value
Bank of America Corp.	$16,650,574
Bank of New York Mellon Corp.	15,746,359
Citigroup, Inc.	18,121,674
State Street Corp.	2,995,459
Wells Fargo & Co.	3,430,000

PACE International Emerging Markets Equity Investments

Issuer	Value
None

UBS Government Money Market Investments Fund

Issuer	Value
Goldman Sachs Group, Inc.	$50,000,000

PACE Mortgage-Backed Securities Fixed Income Investments

Issuer	Value
JPMorgan Chase & Co.	$861,920
Morgan Stanley	79,537

PACE Municipal Fixed Income

Issuer	Value
None

PACE International Equity Investments

Issuer	Value
Societe Generale SA	$603,243

PACE High Yield Investments

Issuer	Value
Barclays PLC	$417,543
Goldman Sachs Group, Inc.	75,468

PACE Small/Medium Co Growth Equity Investments

Issuer	Value
None

PACE Alternative Strategies Investments

Issuer	Value
Bank of America Corp.	$31,387
Barclays PLC	2,752
Citigroup, Inc.	266,202
Goldman Sachs Group, Inc.	14,472
Jefferies Financial Group, Inc.	1,420,108
JPMorgan Chase & Co.	1,075,055
Morgan Stanley	30,771
Wells Fargo & Co.	382,993

PACE Intermediate Fixed Income

Issuer	Value
Bank of America Corp.	$830,977
Bank of New York Mellon Corp.	1,381,980
BNP Paribas SA	605,796
Citigroup, Inc.	905,250
JPMorgan Chase & Co.	1,222,632
Morgan Stanley	959,021
State Street Corp.	572,273
Wells Fargo & Co.	1,966,732

PACE Global Real Estate Investments

Issuer	Value
None

PACE Strategic Fixed Income Investments

Issuer	Value
Bank of America Corp.	$1,219,162
Bank of New York Mellon Corp.	2,105,649
Barclays PLC	868,415
BNP Paribas SA	1,163,519
Citigroup, Inc.	1,671,225
Goldman Sachs Group, Inc.	1,032,539
JPMorgan Chase & Co.	1,847,834
Morgan Stanley	3,248,377
Nomura Holdings, Inc.	201,845
Societe Generale SA	321,480
State Street Corp.	763,031
Wells Fargo & Co.	3,137,267

Portfolio turnover. UBS Government Money Market Investments Fund may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. None of the funds will consider the portfolio turnover rate as a limiting factor in making investment decisions.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment. Each fund's portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities were one year or less at the time of acquisition) by the monthly average value of the securities in the fund's portfolio during the year.

The following table sets forth the portfolio turnover rates for each fund:

Portfolio turnover rates

Fund	Fiscal year ended July 31, 2025	Fiscal year ended July 31, 2024
UBS Government Money Market Investments Fund	N/A	N/A
PACE Mortgage-Backed Securities Fixed Income Investments	945%	977%
PACE Intermediate Fixed Income Investments	34	35
PACE Strategic Fixed Income Investments	219	190
PACE Municipal Fixed Income Investments	11	23
PACE Global Fixed Income Investments	136	137
PACE High Yield Investments	62	44
PACE Large Co Value Equity Investments	55	43
PACE Large Co Growth Equity Investments	69	48
PACE Small/Medium Co Value Equity Investments	42	119
PACE Small/Medium Co Growth Equity Investments	76	87
PACE International Equity Investments	44	37
PACE International Emerging Markets Equity Investments	70	66
PACE Global Real Estate Securities Investments	29	46
PACE Alternative Strategies Investments	497	368

Reduced sales charges, additional purchase, exchange and redemption information and other services

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's financial advisor and UBS AM, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with shares purchased by UBS AM or any affiliate on behalf of a discretionary advisory client;

•  Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent, BNY Mellon, of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also may be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances. See "Taxes" below.

Additional exchange and redemption information. As discussed in the prospectus, eligible shares of a fund may be exchanged for shares of the corresponding class of other Family Funds ("Family Funds" include the PACE Select funds, the UBS Funds, and other funds for which UBS AM (US) serves as principal underwriter). Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions. Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. As of the date of this SAI, each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 30-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

Investors redeeming Class P shares on certain brokerage platforms may be subject to commissions or other fees.

Financial institutions. A fund may authorize financial institutions or their delegates or agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. A fund will be deemed to have received these purchase and redemption orders when an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their delegates or agents. Financial Institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class P shares. UBS AM or your financial advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A shares. For Class P shares, an automatic investment plan is available to certain shareholders who may authorize UBS Financial Services Inc. to place a purchase order each month or quarter for fund shares in an amount not less than $250 per month or quarter. If you are no longer a participant in the PACESM Select Advisors Program (or certain other advisory programs), you may not buy additional Class P shares of the funds through the PACESM Select Advisors Program (except through dividend reinvestments) unless your financial intermediary has an agreement with the funds' distributor to offer Class P shares on its brokerage platform.

For Class P shareholders, the purchase price is paid automatically from cash held in the shareholder's UBS Financial Services Inc. brokerage account through the automatic redemption of the shareholder's shares of a UBS Financial Services Inc. money market fund or from another source or through the liquidation of other securities held in the investor's UBS Financial Services Inc. brokerage account. If the PACE Program assets are held in a UBS Financial Services Inc. Resource Management Account® ("RMA® ") account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACESM Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.

In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases.

Automatic redemption plan—Class P shares. Investors in Class P shares who are participating in the PACESM Select Advisors Program may have UBS Financial Services Inc. redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $250 per month or quarter or an amount as determined by UBS AG. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of potential tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their Financial Advisors at UBS Financial Services Inc.

Automatic cash withdrawal plan—Class A shares. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts.

Minimum balances and withdrawals for Class A shares are as follows:

•  Minimum value of fund shares is $5,000.

•  Minimum withdrawals of $100.

Withdrawals under the automatic cash withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your financial advisor will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your financial advisor or BNY Mellon Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their financial advisor or BNY Mellon at 1-800-647 1568.

Individual retirement accounts. Self-directed IRAs may be available through your financial advisor through which investments may be made in shares of the funds, as well as in other investments. The minimum initial investment in this IRA is $250. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Valuation of shares

Each fund generally determines its net asset value per share separately for each class of shares as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open. Prices will generally be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

All funds except UBS Government Money Market Investments Fund. Each fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by a fund's investment advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Securities and instruments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain securities or investments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or investments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or investments as of 4:00 p.m., Eastern time.

Rule 2a-5 ("Rule 2a-5") under the Investment Company Act provides that a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Securities for which market quotations are not readily available must be valued at fair value as determined in good faith by or under the direction of the board or its designee. The board designated UBS AM as the valuation designee pursuant to Rule 2a-5 to perform fair value determinations for the funds. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has a valuation committee to assist with its designated responsibilities as valuation designee. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Accordingly, there can be no assurance that the determination of a security's fair value in accordance with a fund's valuation procedures will in fact approximate the price at which a fund could sell that security at that time.

Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless UBS AM as the funds' valuation designee determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of UBS AM as the funds' valuation designee. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

UBS Government Money Market Investments Fund. UBS Government Money Market Investments Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share for UBS Government Money Market Investments Fund, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. In addition, if the board determines that UBS Government Money Market Investments Fund can no longer maintain a constant net asset value of $1.00 per share, the fund may, as part of converting to a market-based net asset value, take steps to: (i) temporarily suspend the offering of fund shares; and (ii) delay the payment of redemption proceeds for up to seven days, as permitted by the Investment Company Act.

The board may also reduce the number of shares outstanding on a pro rata basis through a reverse stock split to the extent permissible by applicable law and the Trust's organizational documents. The board may consider this action if a fund has a negative gross yield as a result of negative interest rates to maintain a fund's $1.00 net asset value per share. The use of such measures is subject to certain determinations by the fund's board and disclosure require-

ments, and may have tax implications for the fund and its shareholders. Consistent with SEC staff guidance, a reverse stock split may trigger a filing with the SEC on Form N-CR.

UBS Government Money Market Investments Fund will maintain a dollar weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, and will not purchase any instrument with a remaining maturity greater than 397 calendar days (as calculated under Rule 2a-7), except that securities subject to repurchase agreements may have maturities in excess of 397 calendar days. UBS Government Money Market Investments Fund will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under Rule 2a-7 and that UBS AM, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

Taxes

Sale or exchange of fund shares. A shareholder's sale (redemption) of fund shares (including redemptions in kind) will generally result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. An exchange of a fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Assuming that UBS Government Money Market Investments Fund consistently maintains a stable NAV of $1.00 per share, then a shareholder will not recognize taxable gain or loss when selling or redeeming shares of the fund. However, with respect to any gain or loss recognized on the sale or exchange of shares of the fund, shareholders may be permitted to adopt a simplified "NAV method" of accounting to account for any such gain or loss. If a shareholder elects to adopt the simplified "NAV method" of accounting, rather than compute gain or loss on every taxable sale or other disposition of shares of the fund as described above, such shareholder would determine gain or loss based on the change in the aggregate value of fund shares during a computation period (such as a taxable year), reduced by net investment (i.e., purchases minus sales) in the fund shares during the computation period. Under the simplified "NAV method," any resulting capital gain or loss would be reportable on a net basis and would generally be treated as a short-term capital gain or loss. Shareholders should consult with their tax advisors about the consequences of adopting the simplified "NAV method" of accounting in their particular circumstances.

The funds are generally required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

Special rule for Class A shareholders. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Family Fund before January 31 of the calendar year following the calendar year in which the original Class A shares were sold without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would generally be increased, or any loss would generally be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Family Funds shares subsequently acquired.

Qualification as a regulated investment company. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. To so qualify, a fund must distribute to its shareholders for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions) and 90% of any net interest income excludable from gross income under section 103(a) of the Code. In addition to this requirement ("Distribution Requirement"), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, income from certain publicly traded partnerships, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or in two or more controlled issuers in the same or similar or related trades or businesses or in the securities of certain publicly traded partnerships.

To the extent that PACE Alternative Strategies Investments derives gross income from certain derivatives related to commodities or commodities indices, such income is generally expected to not satisfy the Income Requirement for RICs discussed above. This will limit the fund's ability to engage in such investments and could possibly affect the fund's ability to qualify as a RIC.

PACE Alternative Strategies Investments (and certain other funds) may also invest in foreign currencies and/or derivatives on foreign currencies. The US Treasury has regulatory authority to exclude from qualifying income foreign currency gains that are not directly related to a company's principal business of investing in stocks or securities. The issuance of such regulations could therefore limit a fund's ability to engage in transactions in foreign currencies and derivatives in foreign currencies that are not related to other investments. Although it is anticipated that any such regulations would be applied on a prospective basis, it is possible that any issued regulations could be applied retroactively. In such an event, it is also possible that the issuance of any such regulations on a retroactive basis could cause PACE Alternative Strategies Investments (and certain other funds) to not qualify as a RIC for prior periods.

By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the amount of its investment company taxable income and net capital gain that it distributes to shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" (as described below under "Taxes—Information about PACE Municipal Fixed Income Investments") and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that would generally be taxed as ordinary income) to the extent of the fund's current or accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Other information. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

Distributions of net investment income received by a fund from investments in debt securities and any net realized short-term capital gains distributed by a fund will be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by PACE Municipal Fixed Income Investments) and will not be eligible for the dividends-received deduction for corporations.

Each fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is reported and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of UBS Government Money Market Investments Fund, that fund will not typically derive net long-term capital gains.

A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations if both the fund and the corporation satisfy certain holding period requirements. The eligible portion for a fund may not exceed the aggregate qualifying dividends it receives from US corporations (and capital gain distributions thus are not eligible for the deduction).

The maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The rate reductions do not apply to corporate taxpayers or a foreign shareholder. Each fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions derived from interest income or from a REIT will generally not qualify for the lower rates. Because many companies in which certain funds invest do not pay significant dividends on their stock, such funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. Applicable Treasury regulations allow the funds to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Certain distributions reported by a fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the fund's business interest income over the sum of the fund's (i) business interest expense and (ii) other deductions properly allocable to the fund's business interest income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution. Distributions are taxable to shareholders even if they are paid from income or gain earned by the fund before their investment (and thus were included in the price they paid for their fund shares).

Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of all of its ordinary income (taking into account certain deferrals and elections) for the calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and US possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Certain of the funds may possibly derive "excess inclusion income" from any investments in residual interests of real estate mortgage investment conduits or in certain REITs that have excess inclusion income. In such a case, it is possible that the fund would be taxable on a portion of such income and amounts allocable to tax-exempt shareholders would constitute unrelated business taxable income. Further, distributions of such amounts to non-US shareholders would not be eligible for any reduced withholding rates under a tax treaty.

A fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that a fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the fund, if any, may be subject to limitation.

International funds. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign taxes it paid. PACE International Equity Investments and PACE International Emerging Markets Equity Investments are the only funds that are likely to satisfy this requirement. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or US possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The amount of the foreign tax credit that is available may be limited if the shareholder does not satisfy certain holding period requirements or to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends." A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and US possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Passive foreign investment companies. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax or income tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net marked to market gains with respect to that stock included by the fund for prior taxable years under the election. A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Hedging transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement provided, however, that the US Treasury has regulatory authority to exclude certain foreign currency gains from qualifying income.

Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked to market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, the fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

Constructive sales. If a fund has an "appreciated financial position"—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original issue discount and market discount. A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities.

Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax or income tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in other investment companies. If a fund invests in shares of open- or closed-end investment companies, including ETFs, that are taxed as RICs, (collectively, "underlying funds"), the fund will not be able to offset gains realized by one underlying fund in which the fund invest against losses realized by another underlying fund in which the fund invest. Redemptions of shares in an underlying fund could also result in a gain and/or income to the fund. The fund's investment in other RICs could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an underlying fund could also cause additional distributable gains to shareholders.

Other taxation. The foregoing discussion relates only to US Federal income tax law as applicable to US persons as determined under the Code. Distributions by a fund and dispositions of fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the US Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of US Federal, state and local taxation. Shareholders who are not US persons should consult their tax advisers regarding US and foreign tax consequences of ownership of shares of the funds, including the likelihood that distributions to them would be subject to withholding of US Federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility that they may be subject to US estate tax. Distributions to non-US shareholders of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

Under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"), a foreign shareholder is subject to withholding tax in respect of a disposition of a US real property interest and any gain from such disposition is subject to US federal income tax as if such person were a US person. Such gain is sometimes referred to as "FIRPTA gain." If

PACE Global Real Estate Securities Investments or any other fund is a "US real property holding corporation" and is not domestically controlled, any gain realized on the sale or exchange of fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of fund shares would be FIRPTA gain. A fund is a "US real property holding corporation" if, in general, 50% or more of the fair market value of its assets consists of US real property interests, including stock of certain US REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity" (which includes a RIC if, in general, more than 50% of the RIC's assets consists of interest in REITs and US real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the fund's shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, fund distributions to you to the extent derived from gain from the disposition of a US real property interest, may also be treated as FIRPTA gain and therefore subject to US federal income tax, and requiring that you file a nonresident US income tax return. Also, such gain may be subject to a 30% branch profits tax if you are a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a fund's shares, fund distributions that are attributable to gain from the sale or disposition of a US real property interest will generally be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The funds are required to withhold US tax (at a 30% rate) on payments of dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.

Potential pass-through of tax credits. If a fund invests in Build America Bonds, created by the ARRA, or any other qualified tax credit bonds, the investment will result in taxable income to such fund. The applicable fund may elect to pass through to shareholders the applicable interest income and any available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal income tax returns against their income tax, including alternative minimum tax liability. However, such tax credits are generally not refundable. There is no assurance that a fund will elect to pass through any such income and credits.

Pursuant to ARRA, the issuance of new Build America Bonds ceased on December 31, 2010. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Information about PACE Municipal Fixed Income Investments. Dividends paid by PACE Municipal Fixed Income Investments will generally qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in the case of non-

corporate taxpayers. The aggregate dividends reported as exempt-interest dividends for any year by the fund may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under foreign, state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisors before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still would be exempt from regular federal income taxes to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

If fund shares are sold at a loss after being held for six months or less, the loss may be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

If the fund invests in instruments that generate taxable interest income, under the circumstances described in the prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to such taxable interest income will be taxable to the fund's shareholders as ordinary income to the extent of its current and accumulated earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the fund generally is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.

The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Information about UBS Government Money Market Investments Fund. Dividends paid by the UBS Government Money Market Investments Fund will not qualify as "exempt-interest dividends," and will not be excludable from gross income by its shareholders, because the fund will not invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. States also grant tax-free status to dividends paid by the fund to shareholders from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the fund. The income on fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), may not be exempt from state and local income taxation.

Backup withholding. Each fund is required to withhold at a rate which is currently 24% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other shareholders who do not provide the fund or UBS AM or the applicable broker-dealer with a correct taxpayer identification number that is certified under penalties of perjury. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding or who fail to certify that they are not subject to backup withholding.

Conclusion. The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) LLC. and its affiliates (collectively, "UBS Asset Management"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Asset Management is a large asset management firm with approximately $2.0 trillion in assets under management worldwide as of September 30, 2025.1 UBS Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multiasset strategies. UBS Asset Management has nine main hubs globally: Chicago, Hong Kong, London, New York, Shanghai, Singapore, Sydney, Tokyo and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the funds. This section sets forth considerations of which investors in the funds should be aware, and which may cause conflicts of interest on the part of UBS and UBS Asset Management that could disadvantage the funds. To address these potential conflicts, UBS and UBS Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the funds from being disadvantaged.

1 UBS AM managed approximately $590 billion as of September 30, 2025.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Asset Management's and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares, and the allocation of investment opportunities and selection of subadvisors

UBS' other activities may have an impact on the funds. UBS Asset Management makes decisions for the funds in accordance with its obligations as investment manager of the funds. Also, UBS AM selects subadvisors for the funds (except for UBS Government Money Market Investments Fund), subject to the approval of the Trust's board, and reviews the performance of those subadvisors. However, UBS' other activities may, at the same time, have a negative impact on the funds or present potential conflicts of interest with respect to hiring, terminating or replacing investment subadvisors to the funds. As a result of the various activities and interests of UBS, it is likely that the funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests. In addition, UBS may also provide a variety of products and services to the funds' subadvisors, and therefore UBS may receive various forms of compensation, commissions, payments, rebates, renumeration or other benefits from those subadvisors. UBS AM makes investment decisions with respect to the subadvisors consistent with its fiduciary duties and the investment strategies described in the funds' prospectuses.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Asset Management, might cause UBS Asset Management to seek to dispose of, retain or increase interests in investments held by UBS Government Money Market Investments Fund or acquire certain positions on behalf of a fund or make certain decisions with respect to selecting subadvisors for the other funds. UBS will be under no duty to make any such information available to the funds or personnel of UBS Asset Management making investment decisions on behalf of UBS Government Money Market Investments Fund or decisions with respect to the selection of advisors with respect to the funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS AM decisions on behalf of UBS Government Money Market Investments Fund or decisions with respect to the selection of advisors with respect to the other funds will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with each fund's investment objective and subject to compliance with applicable law, UBS Asset Management may purchase securities for the funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Asset Management will be current investors in companies engaged in an offering of securities which UBS Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Asset Management's affiliates acting as a selling shareholder. A fund also may participate in structured fixed income offerings of securities in which a related person of UBS Asset Management may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the funds. UBS Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the funds, subject to UBS Asset Management's internal policies and procedures. The source of such payments may come from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Investment management, administration and principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the funds, or who engage in transactions with or for the funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the funds may receive fees from UBS or the funds in connection with the distribution of shares in the funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the funds or that may recommend investments in the funds. In addition, UBS, including UBS Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the funds or other dealings with the funds that create incentives for them to promote the funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Asset Management may make payments to authorized broker-dealers and other financial intermediaries ("Intermediaries") from time to time to promote the funds. The additional payments by UBS Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by the funds. Payments made by UBS Asset Management may vary between different Intermediaries. Please read the section entitled "Investment management, administration and principal underwriting arrangements" and "Reduced sales charges; additional purchase, exchange and redemption information; and other services" for more information.

Potential conflicts relating to the allocation of investment opportunities among UBS Government Money Market Investments Fund and other UBS accounts. UBS Asset Management provides investment advisory services to certain accounts, including through model based programs, UBS Asset Management may have investment discretion ("Discretionary Accounts") or may not have investment discretion ("Non-Discretionary Accounts"). In the case of Non-Discretionary Accounts, the account will typically be notified of recommended changes to a model simultaneously with the Discretionary Accounts. With respect to the funds, UBS Asset Management may follow a strategy that is expected to be similar over time to that utilized by those accounts. The funds and the Non-Discretionary Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Asset Management nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. Therefore, it is possible that prior execution by Non-Discretionary Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which a fund invests.

Other potential conflicts relating to the management of the funds by UBS Asset Management

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Asset Management's policies and procedures regarding information barriers, UBS Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of UBS Government Money Market Investments Fund, UBS Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Asset Management or its affiliates (including UBS). UBS Asset Management will not be under any obligation, however, to effect transactions on behalf of the fund in accordance with such analysis and models. In addition, neither UBS Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the fund and it is not anticipated that UBS Asset Management will have access to such information for the purpose of managing the fund. The proprietary activities or portfolio strategies of UBS Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Asset Management, and have adverse effects on the fund.

Potential conflicts relating to UBS' and UBS Asset Management's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS and UBS Asset Management ("Client Accounts") may adversely impact the funds. UBS and one or more Client Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. For example, a fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the fund and such increase in price would be to the fund's detriment. Conversely, a fund may buy a security, and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the fund holds. Conflicts may also arise because portfolio decisions regarding the fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the funds. To reduce the possibility that the funds will be materially adversely affected by the personal or proprietary trading described above, the funds, UBS and UBS Asset Management, have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the funds' portfolio transactions.

UBS Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Asset Management's affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the funds, UBS and UBS Asset Management. To reduce the appearance of impropriety and the possibility that the funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Asset Management.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

While UBS Asset Management selects brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS Asset Management has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS Asset Management's arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS Asset Management has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because UBS Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling its overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which UBS Asset Management can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by UBS Asset Management's Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to UBS Asset Management's research efforts and, when utilized, are subject to internal analysis before being incorporated into UBS Asset Management's investment process. As a practical matter, it would not be possible for UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the funds may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information.

For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the funds wish to purchase or sell. The larger UBS Asset Management's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Asset Management on behalf of UBS Government Money Market Investments Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Asset Management on behalf of UBS Government Money Market Investments Fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Asset Management, in its sole discretion, deems it appropriate.

UBS Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities, currencies and instruments as the funds. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the funds invest, which could have an adverse impact on the funds' performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the funds' transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. UBS Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the funds.

The results of the funds' investment activities may differ significantly from the results achieved by UBS Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the funds. Moreover, it is possible that a fund will sustain losses during periods in which UBS Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a fund in certain emerging and other mar-

kets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the funds' activities may also be restricted because of regulatory restrictions applicable to UBS Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the funds. Additionally, the funds or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the funds should be aware.

UBS Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of UBS Government Money Market Investments Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the funds invest or which may be based on the performance of the funds. The funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Asset Management or its affiliates where such other clients have interests adverse to those of the funds. At times, these activities may cause UBS Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the funds. To the extent affiliated transactions are permitted, the funds will deal with UBS Asset Management, UBS and its affiliates on an arms-length basis. UBS AM or UBS may also have an ownership interest in certain trading or information systems used by the funds. The funds' use of such trading or information systems may enhance the profitability of UBS Asset Management and its affiliates.

It is also possible that, from time to time, UBS Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the funds for UBS proprietary accounts and for Client Accounts. Increasing the funds' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the expense ratio of certain types of funds. UBS Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the funds acquired for UBS proprietary accounts and for Client Accounts. A large redemption of shares of the funds by UBS Asset Management or its affiliates or Client Accounts could significantly reduce the asset size of the funds, which might have an adverse effect on the funds' investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Asset Management will consider the effect of redemptions on the funds and other shareholders in deciding whether and when to redeem its shares. UBS Asset Management's ability to allocate investments for UBS proprietary accounts and Client Accounts among the funds and unaffiliated investment companies and other investments may create conflicts of interest. For example, a fund's portfolio managers may manage certain Client Accounts. Because they have access to the holdings of the funds and knowledge of the investment strategies and techniques of the funds they could be subject to conflicts of interest in timing and amount of allocations of Client Account investments to or redemptions from a fund. Further, a situation could occur where an action for a fund could be adverse to the interest of such a Client Account or vice versa.

It is possible that the funds may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The funds also may invest in securities of companies to which UBS Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the funds and the interests of other UBS Asset Management or UBS clients. In making investment decisions for UBS Government Money Market Investments Fund and PACE Alternative Strategies Investments, UBS Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Asset Management in the course of these activities. In addition, from time to time, UBS' activities may limit the funds' flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the funds.

Present and future activities of UBS Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM may buy for UBS Government Money Market Investments Fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, the fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Asset Management) relating to what actions to be taken may also raise conflicts of interests, and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM will make proxy voting decisions as it believes appropriate and in accordance with UBS AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM with respect to the funds' portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies and procedures."

As a registered investment adviser under the Advisers Act, UBS AM is required to file a Form ADV with the SEC. Form ADV Part 2 contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM. A copy of UBS AM's Form ADV Parts 1 and 2 is available on the SEC's website (www.adviserinfo.sec.gov).

Other information

Delaware statutory trust. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation's shareholders, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the Trust's trust instrument disclaims shareholder liability for acts or obligations of the Trust or the funds. The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that UBS AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of shares. Each fund (other than UBS Government Money Market Investments Fund) consists of Class A, Class P and Class P2 shares. UBS Government Money Market Investments Fund consists of Class P shares. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class P and Class P2 shares will differ.

Voting rights. Shareholders of each fund are entitled to a number of votes as to any matter on which the shareholder is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollar determined at the close of business on the record date (except as otherwise provided in the trust instrument). Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the trustees of the Trust. The shares of all funds and classes will be voted together in the aggregate and not by individual funds, except (a) when required by the Investment Company Act to be voted by individual funds or classes, or (b) when the trustees have determined that the matter affects only the interests of shareholders of one or more funds or classes, or as deemed appropriate in their discretion.

The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the voting power of the shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the voting power of the shares of the Trust.

Class-specific expenses. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class A shares bear higher transfer agency fees per shareholder account than those borne by Class P or Class P2 shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Prior names. Prior to November 27, 2019, UBS Government Money Market Investments Fund was known as "PACE Government Money Market Investments." Prior to December 1, 2016, PACE Global Fixed Income Investments was known as "PACE International Fixed Income Investments." Prior to November 28, 2015, PACE Government Money Market Investments was known as "PACE Money Market Investments." Prior to March 31, 2014, PACE Mortgage-Backed Securities Fixed Income Investments was known as "PACE Government Securities Fixed Income Investments." Prior to November 22, 2010, the Trust was known as "UBS PACE Select Advisors Trust" and the funds were known as "UBS PACE Money Market Investments," "UBS PACE Government Securities Fixed Income Investments," "UBS PACE Intermediate Fixed Income Investments," "UBS PACE Strategic Fixed Income Investments," "UBS PACE Municipal Fixed Income Investments," "UBS PACE Global Fixed Income Investments," "UBS PACE High Yield Investments," "UBS PACE Large Co Value Equity Investments," "UBS PACE Large Co Growth Equity Investments," "UBS PACE Small/Medium Co Value Equity Investments," "UBS PACE Small/Medium Co Growth

Equity Investments," "UBS PACE International Equity Investments," "UBS PACE International Emerging Markets Equity Investments," "UBS PACE Global Real Estate Securities Investments," and "UBS PACE Alternative Strategies Investments." Prior to April 8, 2002, the Trust was known as "PaineWebber PACE Select Advisors Trust" and the funds were known as "PACE Money Market Investments," "PACE Government Securities Fixed Income Investments," "PACE Intermediate Fixed Income Investments," "PACE Strategic Fixed Income Investments," "PACE Municipal Fixed Income Investments," "PACE Global Fixed Income Investments," "PACE Large Company Value Equity Investments," "PACE Large Company Growth Equity Investments," "PACE Small/Medium Company Value Equity Investments," "PACE Small/Medium Company Growth Equity Investments," "PACE International Equity Investments," and "PACE International Emerging Markets Equity Investments." Prior to December 1, 1997, the Trust was known as "Managed Accounts Services Portfolio Trust."

Custodian, accounting agent and recordkeeping agent; transfer and dividend agent. State Street, located at One Congress Street, Suite 1, Boston, MA 02114, serves as custodian, accounting agent and recordkeeping agent for each fund and employs foreign sub-custodians in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. BNY Mellon serves as each fund's transfer and dividend disbursing agent. BNY Mellon is located at 400 Bellevue Parkway, Wilmington, DE 19809.

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon and is compensated for the services by BNY Mellon, not the funds.

Counsel. The law firm of Dechert LLP, Three Bryant Park, 1095 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust. Dechert LLP also has acted as counsel to UBS AM in connection with other matters. Stradley Ronon Stevens & Young, LLP, 100 Park Avenue, Suite 2000, New York, NY 10017, serves as independent counsel to the Independent Trustees.

Independent registered public accounting firm. Ernst & Young LLP, One Manhattan West, New York, NY 10001, serves as independent registered public accounting firm for each series of the Trust.

Financial statements

The Trust's financial statements for its fiscal year ended July 31, 2025 and the report thereon of the Trust's independent registered public accounting firm, which are contained in the Trust's Form N-CSR dated July 31, 2025, are incorporated herein by this reference.

Appendix

Ratings Information

Description of Moody's Corporate Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Corporate Debt Ratings

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong,

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or Minus (—): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Description of Moody's Commercial Paper Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime. Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of S&P Commercial Paper Ratings

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Description of Moody's Municipal Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Municipal Debt Ratings

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong,

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or Minus (—): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Description of Moody's Ratings of Short-Term Obligations

There are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG-3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG-1/VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade credit quality. Debt Instruments in this category may lack sufficient margins of protection.

Description of S&P's Ratings of State and Municipal Notes and Other Short-Term Loans:

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1. Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Short-Term Debt Commercial Paper Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime. Issuers rated Not Prime do not fall within any of the Prime rating categories.

Commercial paper rated by S&P have the following characteristics:

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

You should rely only on the information contained or referred to in the funds' prospectuses and this Statement of Additional Information. The funds and their principal underwriter have not authorized anyone to provide you with information that is different. The prospectuses and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their principal underwriter may not lawfully sell those shares.

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PACE Select Advisors Trust
Investment Company Act File No. 811-8764
UBS Asset Management (Americas) LLC
is an indirect asset management subsidiary of UBS Group AG
S953